            FINANCIAL STATEMENTS


                                  MAS FUNDS
                                ANNUAL REPORT
                                     1995

TABLE OF CONTENTS
Statement of Net Assets

   Value Portfolio..........................     1
   Equity Portfolio.........................     3
   Small Cap Value Portfolio................     8
   Select Equity Portfolio..................    11
   International Equity Portfolio...........    15
   Mid Cap Growth Portfolio.................    19
   Mid Cap Value Portfolio..................    21
   Emerging Markets Portfolio...............    22
   Fixed Income Portfolio...................    25
   Domestic Fixed Income Portfolio..........    30
   High Yield Portfolio.....................    34
   Cash Reserves Portfolio..................    37
   Fixed Income Portfolio II................    39
   Mortgage-Backed Securities Portfolio.....    43
   Limited Duration Portfolio...............    47
   Special Purpose Fixed Income Portfolio...    50
   Municipal Portfolio......................    55
   PA Municipal Portfolio...................    58
   Global Fixed Income Portfolio............    61
   International Fixed Income Portfolio.....    63
   Intermediate Duration Portfolio..........    65
   Balanced Portfolio.......................    68
   Multi-Asset-Class Portfolio..............    76
Statement of Operations.....................    86
Statement of Changes in Net Assets..........    91
Selected Per Share Data and Ratios..........    99
Notes to Financial Statements...............   107
Report of Independent Accountants...........   121
MAS Investment Services Team................   123

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. IT SHOULD BE NOTED THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (85.2%)

---------------------------------------------------------
                                             VALUE
     SEPTEMBER 30, 1995         SHARES       (000)+
---------------------------------------------------------
BANKS (8.8%)
   Bank of Boston Corp.         283,396    $   13,497
   Boatmen's Bancshares,
    Inc.                        149,300         5,524
   Capital One Financial
    Corp.                       392,442        11,528
   Chemical Banking Corp.       229,800        13,989
   Citicorp                     114,100         8,072
   Crestar Financial Corp.      111,800         6,247
   First Fidelity Bancorp        47,100         3,179
   First of America Bank
    Corp.                       230,764         9,923
   First Union Corp.             66,700         3,402
   Northern Trust Corp.          88,800         4,085
   PNC Bank Corp.               333,300         9,291
   Shawmut National Corp.       280,800         9,442
   Signet Banking Corp.         265,976         6,982
   TCF Financial Corp.          114,560         6,673
---------------------------------------------------------
GROUP TOTAL                                   111,834
---------------------------------------------------------
BASIC RESOURCES (5.8%)
   Boise Cascade Corp.          101,000         4,078
   Cyprus Amax Minerals Co.     393,100        11,056
   Dexter Corp.                 338,900         8,642
   EI DuPont de
    Nemours & Co.               183,500        12,616
   Lubrizol Corp.               249,700         8,146
   Olin Corp.                   202,200        13,901
   Rohm & Haas Co.              140,300         8,471
   Weyerhaeuser Co.             151,800         6,926
---------------------------------------------------------
GROUP TOTAL                                    73,836
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.0%)
   Anheuser-Busch Cos., Inc.    205,900        12,843
---------------------------------------------------------
CONSUMER DURABLES (7.0%)
   Armstrong World
    Industries, Inc.            319,300        17,721
   Brunswick Corp.              265,800         5,382
   Eaton Corp.                  268,500        14,231
   General Motors Corp.         307,436        14,411
   Goodyear Tire &
    Rubber Co.                  369,020        14,530
   Premark International,
    Inc.                        284,300        14,464
   Whirlpool Corp.              131,900         7,617
---------------------------------------------------------
GROUP TOTAL                                    88,356
---------------------------------------------------------
CONSUMER SERVICES (0.4%)
   Standard Register Co.        263,500         5,665
---------------------------------------------------------


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (2.1%)
   Federal Home Loan
    Mortgage Corporation        106,050    $    7,331
   Federal National Mortgage
    Association                 105,000        10,867
   Great Western Financial
    Corp.                       372,200         8,840
---------------------------------------------------------
GROUP TOTAL                                    27,038
---------------------------------------------------------
ENERGY (7.4%)
   Amoco Corp.                  146,900         9,420
   Atlantic Richfield Co.        93,000         9,986
   British Petroleum plc ADR    197,200        17,723
   Cabot Oil & Gas Corp.,
    Class A                     123,600         6,566
   El Paso Natural Gas Co.      381,400        10,489
   MAPCO, Inc.                  292,100        15,043
   Ultramar Corp.               417,500         9,916
   Williams Cos., Inc.          210,300         8,202
   YPF SA ADR                   369,400         6,649
---------------------------------------------------------
GROUP TOTAL                                    93,994
---------------------------------------------------------
FOOD, TOBACCO & OTHER (4.2%)
   Archer Daniels Midland
    Co.                         711,585        10,941
   Philip Morris Cos., Inc.     287,900        24,040
   RJR Nabisco Holdings
    Corp.                       391,460        12,673
   Universal Corp.              143,800         5,015
---------------------------------------------------------
GROUP TOTAL                                    52,669
---------------------------------------------------------
HEALTH CARE (8.2%)
   Bard (C.R.), Inc.            166,300         5,072
   Beckman Instruments, Inc.    555,400        16,801
   Bergen Brunswig Corp.,
    Class A                     400,500         8,561
   Bristol-Myers Squibb Co.     172,800        12,593
 * Foundation Health Corp.      321,200        12,246
   Mallinckrodt Group, Inc.     392,000        15,533
 * PacifiCare Health
    Systems, Inc., Class B      126,300         8,588
   Rhone-Poulenc Rorer, Inc.    270,500        12,308
 * Tenet Healthcare Corp.       693,500        12,049
---------------------------------------------------------
GROUP TOTAL                                   103,751
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (16.3%)
   Allied Signal, Inc.          163,800         7,228
   Burlington Northern, Inc.    204,500        14,826
   CSX Corp.                    135,615        11,409
   Caterpillar, Inc.            151,600         8,622
   Cummins Engine Co., Inc.     284,500        10,953
   Deere & Co.                  147,200        11,978
 * Federal Express Corp.        123,900        10,284
 * FMC Corp.                    113,420         8,620
   ITT Corp.                     48,600         6,026
   Lockheed Martin Corp.        172,667        11,590
   PHH Corp.                    275,100        12,380
   Raytheon Corp.               151,700        12,895

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO



                                             VALUE
          (CONT'D)              SHARES       (000)+
---------------------------------------------------------
   Rockwell International
    Corp.                       246,200    $   11,633
   Ryder System, Inc.           417,000        10,581
   Tecumseh Products Co.,
    Class A                     246,100        11,813
   Tenneco, Inc.                140,000         6,475
   Textron, Inc.                262,110        17,889
   Trinova Corp.                396,500        13,382
   United Technologies Corp.    102,420         9,051
---------------------------------------------------------
GROUP TOTAL                                   207,635
---------------------------------------------------------
INSURANCE (5.3%)
   Allstate Corp.               243,717         8,621
   American General Corp.       364,300        13,616
   Providian Corp.              529,400        21,970
   SAFECO Corp.                 156,400        10,264
   St. Paul Cos., Inc.          164,040         9,576
   Torchmark Corp.               86,300         3,635
---------------------------------------------------------
GROUP TOTAL                                    67,682
---------------------------------------------------------
RETAIL (5.3%)
   Bob Evans Farms, Inc.        186,700         3,594
   Dayton-Hudson Corp.          133,000        10,091
   Dillard Department
    Stores, Inc., Class A       258,100         8,227
   Melville Corp.               263,470         9,090
   Reebok International Ltd.    127,700         4,390
   Sears, Roebuck & Co.         262,900         9,694
   Springs Industries, Inc.,
    Class A                     215,600         8,462
   V. F. Corp.                  275,940        14,073
---------------------------------------------------------
GROUP TOTAL                                    67,621
---------------------------------------------------------
TECHNOLOGY (7.1%)
 * Compaq Computer Corp.        251,600        12,171
   International Business
    Machines Corp.              163,300        15,412
 * National Semiconductor
    Corp.                       554,000        15,304
   Scitex Corp., Ltd.           607,900        11,474
 * Seagate Technology           317,300        13,366
   Texas Instruments, Inc.      148,000        11,822
 * Western Digital Corp.        684,100        10,860
---------------------------------------------------------
GROUP TOTAL                                    90,409
---------------------------------------------------------
UTILITIES (6.3%)
   Central Maine Power Co.      569,700         7,477
   Entergy Corp.                349,866         9,140
   General Public Utilities
    Corp.                       296,360         9,224
   Long Island Lighting Co.     422,460         7,288
   MCI Communications Corp.     513,000        13,370
   New York State Electric &
    Gas Corp.                   282,582         7,418


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
   PECO Energy Co.              474,600    $   13,585
   Sprint Corp.                 343,800        12,033
---------------------------------------------------------
GROUP TOTAL                                    79,535
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $880,578)         1,082,868
---------------------------------------------------------
CASH EQUIVALENTS (17.3%)
---------------------------------------------------------
                                 FACE
                                AMOUNT
                                (000)
                                -------
   Short-term Investments
    Held as Collateral for
    Loaned Securities (1.7%)   $ 22,320        22,320
---------------------------------------------------------
COMMERCIAL PAPER (11.6%)
   Alabama Power Co. 5.73%,
    10/13/95                     11,000        10,979
   American General Corp.,
    5.74%, 10/13/95              11,000        10,979
   Bell South Corp. 5.71%,
    10/10/95                     11,000        10,984
   Cargill Inc. 5.75%,
    10/20/95                     12,000        11,964
   Commercial Credit Co.
    5.70%, 11/10/95              12,000        11,924
   Exxon Corp. 5.69%,
    10/27/95                     11,000        10,955
   General Electric Capital
    Corp., 5.72%, 11/7/95        12,000        11,930
   Household Finance Co.
    5.71%, 11/10/95              12,000        11,924
   Norwest Financial Corp.
    5.72%, 11/3/95               11,000        10,942
   PHH Corp. 5.72%, 10/6/95      11,000        10,991
   Philip Morris:
    5.71%, 10/24/95              11,000        10,960
    5.71%, 10/18/95              11,000        10,970
   Raytheon 5.73%, 10/5/95       12,000        11,992
---------------------------------------------------------
GROUP TOTAL                                   147,494
---------------------------------------------------------
REPURCHASE AGREEMENT (4.0%)
   Chase Manhattan Bank,
    N.A. 6.20%, dated
    9/29/95 due 10/2/95, to
    be repurchased at
    $50,856, collateralized
    by $51,051 of various
    U.S. Government and
    Agency Obligations, due
    10/3/95-7/7/97, valued
    at $51,338 (Cost
    $50,830)                     50,830        50,830
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $220,644)        220,644
---------------------------------------------------------
TOTAL INVESTMENTS (102.5%) (Cost $1,101,222)1,303,512
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                             (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
   Dividends Receivable                    $    1,553
   Interest Receivable                             18
   Receivable for Fund Shares Sold              4,677
   Receivable for Investments Sold             10,456
   Other Assets                                     3
   Payable for Fund Shares Redeemed            (5,692)
   Payable for Investments Purchased          (18,973)
   Payable for Administrative Fees                (87)
   Payable for Investment Advisory Fees        (1,496)
   Collateral on Securities Loaned, at
    Value                                     (22,320)
   Other Liabilities                              (65)
                                           ----------
                                              (31,926)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 85,391,038 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)            $1,271,586
---------------------------------------------------------
NET ASSET VALUE PER SHARE                  $    14.89
---------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security.
ADR  American Depositary Receipt.

EQUITY
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (92.2%)

---------------------------------------------------------
                                             VALUE
     SEPTEMBER 30, 1995         SHARES       (000)+
---------------------------------------------------------
BANKS (4.6%)
   Chemical Banking Corp.       357,100    $   21,738
   Citicorp                     265,000        18,749
   First Fidelity Bancorp        51,300         3,463
   First of America Bank
    Corp.                        85,100         3,659
   First Union Corp.            104,300         5,319
   NationsBank Corp.            299,535        20,144
---------------------------------------------------------
GROUP TOTAL                                    73,072
---------------------------------------------------------
BASIC RESOURCES (4.4%)
   Champion International
    Corp.                        29,600    $    1,595
   EI DuPont de
    Nemours & Co.               443,500        30,491
   Georgia Pacific Corp.        104,200         9,117
   Inco, Ltd.                         1            --
   Scott Paper Co.              216,300        10,491
   Temple-Inland, Inc.          148,300         7,897
   W R Grace & Co.              159,000        10,613
---------------------------------------------------------
GROUP TOTAL                                    70,204
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (3.8%)
   Anheuser Busch Cos., Inc.    128,800         8,034
   Avon Products, Inc.          116,900         8,388
   PepsiCo, Inc.                576,950        29,424
   Procter & Gamble Co.         186,300        14,345
---------------------------------------------------------
GROUP TOTAL                                    60,191
---------------------------------------------------------
CONSUMER DURABLES (3.8%)
   Armstrong World
    Industries, Inc.             41,900         2,325
   Chrysler Corp.               114,500         6,069
   Eastman Kodak Co.            186,944        11,076
   Eaton Corp.                  137,800         7,304
   General Motors Corp.         461,118        21,615
   Goodyear Tire & Rubber Co.   297,600        11,718
---------------------------------------------------------
GROUP TOTAL                                    60,107
---------------------------------------------------------

CONSUMER SERVICES (2.8%)
   Capital Cities ABC, Inc.      73,800         8,681
   News Corp. Limited ADR       356,200         7,080
   Service Corp.
    International               213,300         8,345
 * Tele-Communications,
    Inc., Class A               392,826         6,874
 * Tele-Communications-Liberty
    Media Group, Class A        195,107         5,219
   Time Warner, Inc.            202,600         8,053
---------------------------------------------------------
GROUP TOTAL                                    44,252
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EQUITY
PORTFOLIO

                                             VALUE
(CONT'D)                        SHARES       (000)+
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (2.1%)
   Federal Home Loan
    Mortgage Corp.              101,700    $    7,030
   Federal National Mortgage
    Association                 160,420        16,604
   Transamerica Corp.           141,125        10,055
---------------------------------------------------------
GROUP TOTAL                                    33,689
---------------------------------------------------------
ENERGY (8.0%)
   Amoco Corp.                  219,800        14,095
   Atlantic Richfield Co.       154,500        16,589
   British Petroleum plc ADR    164,600        14,793
   Burlington Resources,
    Inc.                        184,000         7,130
   Chevron Corp.                171,088         8,319
   Coastal Corp.                280,300         9,425
   El Paso Natural Gas Co.      115,900         3,187
   Mobil Corp.                  192,150        19,143
   Norsk Hydro A.S.             102,600         4,425
   Royal Dutch Petroleum Co.
    ADR                         180,190        22,118
   Unocal Corp.                 302,921         8,634
---------------------------------------------------------
GROUP TOTAL                                   127,858
---------------------------------------------------------
FOOD, TOBACCO & OTHER (5.1%)
   Archer Daniels Midland
    Co.                         489,340         7,524
   Campbell Soup Co.            155,000         7,789
   Philip Morris Cos., Inc.     407,290        34,009
   RJR Nabisco Holdings
    Corp.                       474,340        15,356
   Unilever N.V. ADR             81,800        10,634
   UST, Inc.                    222,538         6,370
---------------------------------------------------------
GROUP TOTAL                                    81,682
---------------------------------------------------------
HEALTH CARE (7.3%)
   Allergan, Inc.               196,200         6,548
   American Home Products
    Corp.                       154,300        13,096
   Baxter International,
    Inc.                        241,600         9,936
   Becton, Dickinson & Co.      186,200        11,707
   Bristol-Myers Squibb Co.     319,786        23,304
   Columbia HCA Healthcare
    Corp.                       317,428        15,435
 * Humana, Inc.                 258,700         5,206
   Johnson & Johnson            175,500        13,009
   U.S. Healthcare, Inc.        212,700         7,525
   Warner Lambert Co.           123,490        11,763
---------------------------------------------------------
GROUP TOTAL                                   117,529
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (9.2%)
 * AMR Corp.                    107,500         7,753
   Burlington Northern, Inc.    177,583        12,875
   CSX Corp.                     44,625         3,754
   Cummins Engine Co., Inc.     183,800         7,076
   General Electric Co.         450,755        28,736
   ITT Corp.                     67,650         8,389
   MEDA, Inc.                       125            --


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
   Minnesota Mining &
    Manufacturing Co.            56,088    $    3,169
   Tenneco, Inc.                264,400        12,228
   Textron, Inc.                132,600         9,050
   Union Pacific Corp.          352,450        23,350
   United Technologies Corp.    247,500        21,872
   WMX Technologies, Inc.       287,300         8,188
---------------------------------------------------------
GROUP TOTAL                                   146,440
---------------------------------------------------------
INSURANCE (2.1%)
   Aetna Life & Casualty Co.    134,700         9,884
   AFLAC, Inc.                  165,600         6,872
   Exel Ltd.                    285,900        16,618
---------------------------------------------------------
GROUP TOTAL                                    33,374
---------------------------------------------------------
MID CAP GROWTH (4.6%)
   Adobe Systems, Inc.           21,200         1,097
 * Airgas, Inc.                  40,700         1,084
 * American Mobile Satellite
    Corp.                        45,000         1,077
 * Boca Research, Inc.           14,300           347
 * Boston Chicken, Inc.          42,600         1,113
 * Broderbund Software, Inc.     17,200         1,309
   Cardinal Health, Inc.         23,500         1,301
 * Cellstar Corp.                33,700         1,053
 * Cellular Communications,
    Inc., Class A                17,400           948
 * Ceridian Corp.                29,900         1,327
 * CIDCO, Inc.                   20,600           726
   Cintas Corp.                  32,200         1,417
   Citicasters, Inc.             19,600           654
 * CNS, Inc.                     33,400           438
   Comcast Corp., Class A
    Special                      49,800           996
 * Comcast UK Cable Partners     36,100           564
   Computron Software, Inc.      28,800           497
 * Cordis Corp.                  11,100           941
   Cott Corp.                    88,700           843
   Danaher Corp.                 33,500         1,097
 * Eckerd Corp.                  28,500         1,140
 * Electronics for Imaging,
    Inc.                         12,900           924
   Firefox Communications,
    Inc.                         16,500           408
 * Fiserv, Inc.                  23,550           680
   Frontier Corp.                67,400         1,795
 * Gartner Group, Inc.,
    Class A                      37,800         1,238
   General Cable plc ADR         27,100           434
 * Glenayre Technologies,
    Inc.                         21,000         1,512
   Globalstar
    Telecommunications Ltd.      52,200         1,116
 * Health Management
    Association, Class A         84,287         2,708
 * Healthcare Compare Corp.      16,500           639
   HFS, Inc.                     25,500         1,336
   HighwayMaster
    Communications, Inc.          8,300           108
 * International Cabletel,
    Inc.                         51,200         1,434

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
 * Inter-Tel, Inc.               20,300    $      358
 * Kemet Corp.                    6,800           233
   Kent Electronics Corp.        16,600           728
   La Quinta Motor Inns,
    Inc.                         38,000         1,064
   Lin Television Corp.          15,100           468
 * Lincare Holdings, Inc.        49,500         1,275
 * LSI Logic Corp.               15,400           889
   Maxis, Inc.                   14,700           647
 * McAfee Associates, Inc.       10,200           525
 * Millicom International
    Cellular S.A.                21,400           687
   Mylan Labs, Inc.              27,000           540
 * National Education Corp.      40,500           324
   Nokia Corp. ADR               14,900         1,039
 * North American
    Biologicals, Inc.            25,100           207
   OfficeMax, Inc.               38,100           924
 * OrNda Healthcorp              37,800           803
 * Paging Network, Inc.          36,000         1,728
   Palmer Wireless, Inc.         32,200           716
   PanAmSat Corp.                52,300           798
   Papa John's
    International, Inc.          22,100           994
   Paychex, Inc.                 35,650         1,649
   P-Com, Inc.                   10,500           470
   PMI Group, Inc.               12,600           597
   Post Properties, Inc.         16,700           518
   Project Software &
    Development, Inc.             9,300           242
 * Qualcomm, Inc.                13,600           624
 * Robert Mondavi Corp.,
    Class A                      34,500           880
 * Rotech Medical Corp.          34,000           846
   Security Capital
    Industrial Trust             28,200           458
   Security Capital Pacific
    Trust                        30,400           578
   Sinclair Broadcast
    Group, Inc.                  20,100           578
   Sirrom Capital Corp.          42,700           774
   Softkey International,
    Inc.                         11,300           500
   Stewart Enterprises,
    Inc., Class A                20,800           754
   Stratacom, Inc.               11,700           646
 * Sunglass Hut
    International, Inc.          16,100           805
   Tanger Factory Outlet
    Center                       19,000           473
 * Tele-Communications,
    Inc., Class A               135,090         2,364
   Tele-Communications
    International, Inc.,
    Class A                      44,800           834
 * Tele-Communications-Liberty
    Media Group, Class A         40,972         1,096
 * Tellabs, Inc.                 18,000           758
 * Tommy Hilfiger Corp.          36,800         1,196
   Transaction Systems
    Architect, Inc., Class A     24,400           653
   U.S. Robotics Corp.            8,400           716
 * United International
    Holdings, Inc., Class A      37,000           684


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
 * United Video Satellite
    Group                        22,300    $      663
   USA Detergents, Inc.          38,600           801
   Videotron Holdings plc
    ADR                          15,700           261
 * Viking Office Products,
    Inc.                         34,200         1,428
 * Vivra, Inc.                   26,200           832
   Wolverine World Wide,
    Inc.                         19,900           545
---------------------------------------------------------
GROUP TOTAL                                    73,471
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
   Colonial Properties Trust     41,600         1,035
   DeBartolo Realty Corp.       135,500         1,897
   Developers Diversified
    Realty Corp.                 66,400         2,001
   Security Capital Pacific
    Trust                       284,755         5,410
---------------------------------------------------------
GROUP TOTAL                                    10,343
---------------------------------------------------------
RETAIL (5.3%)
   Circuit City Stores, Inc.    201,800         6,382
 * Federated Department
    Stores, Inc.                296,100         8,402
   Home Depot, Inc.             277,126        11,050
 * Kroger Co.                   249,500         8,514
 * Office Depot, Inc.           176,800         5,326
   OfficeMax, Inc.              226,100         5,483
   Sears, Roebuck & Co.         480,400        17,716
   Wal-Mart Stores, Inc.        488,895        12,161
   Wendy's International,
    Inc.                        464,400         9,810
---------------------------------------------------------
GROUP TOTAL                                    84,844
---------------------------------------------------------
TECHNOLOGY (6.3%)
 * Compaq Computer Corp.        291,600        14,106
   Intel Corp.                  296,800        17,845
   International Business
    Machines Corp.              144,900        13,675
   Motorola, Inc.                95,784         7,316
 * National Semiconductor
    Corp.                       427,700        11,815
 * Oracle System Corp.          122,220         4,690
 * Seagate Technology           339,600        14,305
   Texas Instruments, Inc.      203,100        16,223
---------------------------------------------------------
GROUP TOTAL                                    99,975
---------------------------------------------------------
UTILITIES (10.3%)
 * AirTouch Communications,
    Inc.                        219,200         6,713
   Consolidated Edison Co.
    of New York                 114,800         3,487
   Entergy Corp.                329,500         8,608
   Florida Progress Corp.       115,300         3,733
   Frontier Corp.               337,300         8,981
   GTE Corp.                    517,100        20,296
   Houston Industries, Inc.     100,500         4,435
   MCI Communications Corp.     407,900        10,631
   Ohio Edison Co.              328,100         7,464
   Pacific Gas & Electric
    Co.                         256,800         7,672
   PECO Energy Co.              232,200         6,647

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EQUITY
PORTFOLIO

                                              VALUE
(CONT'D)                         SHARES       (000)+
---------------------------------------------------------
   Public Service Enterprise
    Group, Inc.                 132,300    $    3,936
   SBC Communications, Inc.     330,600        18,183
   Sprint Corp.                 411,100        14,389
   U.S. West, Inc.              396,900        18,704
   Unicom Corp.                 336,700        10,184
   Vodafone Group plc ADR       275,374        11,290
---------------------------------------------------------
GROUP TOTAL                                   165,353
---------------------------------------------------------
VALUE (11.9%)
   Allied Signal, Inc.           30,000         1,324
   Allstate Corp.                37,081         1,312
   American General Corp.        72,000         2,691
   Amoco Corp.                   22,300         1,430
   Anheuser Busch Cos., Inc.     34,300         2,139
   Archer Daniels Midland
    Co.                         118,440         1,821
   Armstrong World
    Industries, Inc.             48,200         2,675
   Atlantic Richfield Co.        16,100         1,729
   Bank of Boston Corp.          44,033         2,097
   Bard (C.R.), Inc.             38,000         1,159
   Beckman Instruments, Inc.     90,700         2,744
   Bergen Brunswig Corp.,
    Class A                      63,100         1,349
   Boatmen's Bancshares,
    Inc.                         21,400           792
   Boise Cascade Corp.           12,900           521
   Bristol-Myers Squibb Co.      36,300         2,645
   British Petroleum plc ADR     32,100         2,885
   Brunswick Corp.               32,800           664
   Burlington Northern, Inc.     44,500         3,226
   Cabot Oil & Gas Corp.,
    Class A                      20,600         1,094
   Capital One Financial
    Corp.                        83,000         2,438
   Caterpillar, Inc.             23,500         1,337
   Central Maine Power Co.       79,900         1,049
   Chemical Banking Corp.        38,200         2,325
   Citicorp                      32,100         2,271
 * Compaq Computer Corp.         41,900         2,027
   Crestar Financial Corp.       60,939         3,405
   CSX Corp.                     26,000         2,188
   Cummins Engine Co., Inc.      55,400         2,133
   Cyprus Amax Minerals Co.      83,500         2,348
   Dayton-Hudson Corp.           33,000         2,504
   Deere & Co.                   23,200         1,888
   Dexter Corp.                  54,700         1,395
   Dillard Department
    Stores, Inc., Class A        65,500         2,088
   Eaton Corp.                   43,200         2,289
   EI DuPont de Nemours Co.      29,300         2,014
   El Paso Natural Gas Co.       64,100         1,763
   Entergy Corp.                 68,067         1,778
 * Federal Express Corp.         34,600         2,872
   Federal Home Loan
    Mortgage Corp.               17,800         1,230
   Federal National Mortgage
    Association                  18,300         1,894
   First of America Bank
    Corp.                        34,358         1,477
 * FMC Corp.                     19,400         1,474


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
 * Foundation Health Corp.       52,700    $    2,009
   General Motors Corp.          53,680         2,516
   General Public Utilities
    Corp.                        73,500         2,288
   Goodyear Tire &
    Rubber Co.                   59,600         2,347
   Great Western Financial
    Corp.                        62,300         1,480
   International Business
    Machines Corp.               25,400         2,397
   ITT Corp.                     15,900         1,972
   Lockheed Martin Corp.         30,115         2,021
   Long Island Lighting Co.      85,900         1,482
   Lubrizol Corp.                40,400         1,318
   Mallinckrodt Group, Inc.      59,500         2,358
   MAPCO, Inc.                   37,900         1,952
   MCI Communications Corp.     108,700         2,833
   Melville Corp.                41,000         1,415
 * National Semiconductor
    Corp.                       107,200         2,961
   New York State Electric &
    Gas Corp.                    26,700           701
   Northern Trust Corp.          10,100           465
   Olin Corp.                    33,700         2,317
 * PacifiCare Health
    Systems, Inc., Class B       30,700         2,088
   PECO Energy Co.               90,300         2,585
   PHH Corp.                     35,700         1,607
   Philip Morris Cos., Inc.      38,100         3,181
   PNC Bank Corp.                51,300         1,430
   Premark International,
    Inc.                         59,400         3,022
   Providian Corp.               79,800         3,312
   Raytheon Corp.                22,600         1,921
   Reebok International Ltd.     37,200         1,279
   Rhone-Poulenc Rorer, Inc.     39,300         1,788
   RJR Nabisco Holdings
    Corp.                        64,400         2,085
   Rockwell International
    Corp.                        37,500         1,772
   Rohm & Haas Co.               38,000         2,294
   Ryder Systems, Inc.           64,700         1,642
   SAFECO Corp.                  10,800           709
   Scitex Corp., Ltd.           112,000         2,113
 * Seagate Technology            65,600         2,763
   Sears, Roebuck & Co.          40,000         1,475
   Shawmut National Corp.        28,700           965
   Signet Banking Corp.          86,807         2,279
   Springs Industries, Inc.,
    Class A                      55,700         2,185
   Sprint Corp.                  73,000         2,555
   St. Paul Cos., Inc.           41,500         2,423
   Standard Register Co.         40,900           879
   TCF Financial Corp.           19,000         1,106
   Tecumseh Products Co.,
    Class A                      82,600         3,965
 * Tenet Healthcare Corp.       117,900         2,049
   Texas Instruments, Inc.       28,400         2,268
   Textron, Inc.                 27,500         1,876
   Torchmark Corp.               15,800           666
   Trinova Corp.                 62,500         2,109
   Ultramar Corp.                64,700         1,537

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
   United Technologies Corp.     15,500    $    1,370
   Universal Foods Corp.          4,700           164
   V. F. Corp.                   48,700         2,484
 * Western Digital Corp.        117,600         1,867
   Weyerhaeuser Co.              20,800           949
   Whirlpool Corp.               20,000         1,155
   Williams Cos., Inc.           55,700         2,172
   YPF SA ADR                    56,600         1,018
---------------------------------------------------------
GROUP TOTAL                                   190,423
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,204,437)       1,472,807
---------------------------------------------------------
CONVERTIBLE BONDS (0.0%)
---------------------------------------------------------

                    ++RATINGS     FACE
                    (STANDARD    AMOUNT
                    & POOR'S)    (000)
                   ----------   -------
   Time Warner, Inc.
     8.75%, 1/10/15
     (Cost $1)          BB+    $      1             1
---------------------------------------------------------
CASH EQUIVALENTS (9.9%)
---------------------------------------------------------
   Short-term Investments
    Held as Collateral for
    Loaned Securities (1.3%)     20,343        20,343
---------------------------------------------------------
COMMERCIAL PAPER (4.7%)
   American General Corp.
     5.74%, 10/13/95             15,000        14,971
   Associates Corp.
     5.73%, 10/11/95             15,000        14,976
   Exxon Corp.
     5.69%, 10/27/95             15,000        14,939
   Norwest Financial Corp.
     5.72%, 11/3/95              15,000        14,921
   Raytheon Co.
     5.73%, 10/5/95              15,000        14,991
---------------------------------------------------------
GROUP TOTAL                                    74,798
---------------------------------------------------------

                                 FACE
                                AMOUNT       VALUE
                                (000)        (000)+
---------------------------------------------------------
REPURCHASE AGREEMENT (3.9%)
   Chase Manhattan Bank,
    N.A. 6.20%, dated
    9/29/95 due 10/2/95, to
    be repurchased at
    $62,999, collateralized
    by $63,242 of various
    U.S. Government and
    Agency Obligations, due
    10/3/95-7/7/97, valued
    at $63,598
    (Cost $62,966)             $ 62,966    $   62,966
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $158,107)        158,107
---------------------------------------------------------
TOTAL INVESTMENTS (102.1%) (Cost $1,362,545)1,630,915
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.1%)
   Dividends Receivable                         2,984
   Interest Receivable                             22
   Receivable for Fund Shares Sold                345
   Receivable for Investments Sold             19,392
   Other Assets                                     7
   Payable for Fund Shares Redeemed           (25,551)
   Payable for Investments Purchased           (7,928)
   Payable for Administrative Fees               (115)
   Payable for Investment Advisory Fees        (2,005)
   Collateral on Securities Loaned, at
    Value                                     (20,343)
   Other Liabilities                              (91)
                                           ----------
                                              (33,283)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 65,396,280 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)            $1,597,632
---------------------------------------------------------
NET ASSET VALUE PER SHARE                  $    24.43
---------------------------------------------------------

+     See Note A1 to Financial Statements.
++    Ratings are unaudited.
*     Non-income producing security.
ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (92.6%)

---------------------------------------------------------
                                             VALUE
      SEPTEMBER 30, 1995         SHARES      (000)+
---------------------------------------------------------
BANKS (8.0%)
   Banco Latinoamericano de
    Exportaciones SA ADR         166,300    $  6,714
   California Federal Bank        36,800         580
   CENFED Financial Corp.         21,200         503
   Center Financial Corp.         94,000       1,786
   Commercial Federal Corp.       56,200       2,009
   Deposit Guaranty Corp.         46,100       1,948
   Eagle Financial Corp.         115,100       2,647
   First Essex Bancorp, Inc.      87,400         929
   Greater New York Savings
    Bank                         152,300       1,828
   Hibernia Corp., Class A        83,361         844
   MLF Bancorp, Inc.              86,000       1,989
 * Norwalk Savings Society        65,400       1,234
   Reliance Bancorp, Inc.        289,800       4,238
   RCSB Financial, Inc.           45,000       1,086
   St. Paul Bancorp, Inc.        110,300       2,937
   Union Planters Corp.           59,979       1,784
   Vermont Financial Services
    Corp.                         45,500       1,365
---------------------------------------------------------
GROUP TOTAL                                   34,421
---------------------------------------------------------
BASIC RESOURCES (10.1%)
   Allegheny Ludlum Corp.         64,700       1,318
   Asarco, Inc.                  186,400       5,872
 * CasTech Aluminum Group,
    Inc.                         115,400       1,861
   Chesapeake Corp.               83,300       3,009
 * Gaylord Container Corp.,
    Class A                       41,900         395
   Geon Co.                       45,100       1,150
 * Gibraltar Steel Corp.         282,100       3,807
 * Jefferson Smurfit Corp.       216,300       3,299
   J&L Specialty Steel, Inc.      19,700         414
   Longview Fibre Co.            169,300       2,582
   Magma Copper Co.              277,100       5,195
   Olin Corp.                      9,200         633
   Quanex Corp.                  162,800       3,521
   Rouge Steel Co.                83,200       1,933
   Schnitzer Steel Industries,
    Inc., Class A                 84,200       2,400
   Terra Industries, Inc.        194,400       2,770
   Tri Polyta Indonesia ADR       87,000       1,871
 * U.S. Can Corp.                 37,500         502
   Vigoro Group                   13,600         575
 * WCI Steel, Inc.                88,700         455
---------------------------------------------------------
GROUP TOTAL                                   43,562
---------------------------------------------------------


                                             VALUE
                                 SHARES      (000)+
---------------------------------------------------------
CONSUMER DURABLES (9.2%)
   Ameriwood Industries
    International Corp.           46,900    $    287
   Borg-Warner Automotive,
    Inc.                         150,300       4,810
   Brewer (C) Homes, Inc.,
    Class A                      121,300         697
   Capco Automotive Products
    Corp.                        381,400       3,528
   Cavalier Homes, Inc.          147,500       2,434
   Consorcio G Grupo Dina SA
    de CV ADR                    282,500         989
   Excel Industries, Inc.        253,400       3,548
   Falcon Building Products,
    Inc., Class A                161,600       1,414
   Hayes Wheels International,
    Inc.                          86,300       2,319
   Holson Burnes Group, Inc.     187,300         703
   Masland Corp.                 536,100       7,974
 * Quaker Fabric Corp.           109,000       1,022
 * R & B, Inc.                    55,000         467
   Schult Homes Corp.            112,800       1,636
   Simpson Industries, Inc.      206,100       1,984
   Smith (A.O.) Corp., Class B   211,100       5,462
   Westcast Industries, Inc.,
    Class A                       50,000         550
---------------------------------------------------------
GROUP TOTAL                                   39,824
---------------------------------------------------------
CONSUMER SERVICES (1.7%)
   American Publishing Co.       354,000       4,425
 * Heritage Media Corp.,
    Class A                       28,900         871
   HMG Worldwide Corp.           180,000         427
 * John Q. Hammons Hotels,
    Inc.                         129,600       1,669
---------------------------------------------------------
GROUP TOTAL                                    7,392
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (6.4%)
   Edwards (A.G.), Inc.           85,500       2,276
   GATX Corp.                     45,700       2,365
   Inter-Regional Financial
    Group, Inc.                   30,000       1,080
 * Interpool, Inc.                28,100         485
   Legg Mason, Inc.               57,100       1,699
   North American Mortgage Co.    28,900         751
   Price (T. Rowe) Associates     65,500       3,357
   Raymond James Financial,
    Inc.                          28,200         613
   United Asset Management
    Corp.                        368,300      14,778
---------------------------------------------------------
GROUP TOTAL                                   27,404
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                 SHARES      (000)+
---------------------------------------------------------
ENERGY (3.9%)
 * Basin Exploration, Inc.       193,800    $  1,017
   Belden & Blake Corp.           40,000         760
   Cabot Oil & Gas Corp.,
    Class A                       63,300         862
 * Coda Energy, Inc.             145,000       1,078
   Energen Corp.                 129,100       2,808
 * Enterra Corp.                  46,100       1,014
   International Colin Energy
    Corp.                        314,200       1,650
 * Maverick Tube Corp.           115,000         920
 * Newfield Exploration Co.       40,100       1,208
 * Nuevo Energy Co.               33,500         754
   Southwest Gas Corp.           112,400       1,757
   Southwestern Energy Co.        83,500       1,138
 * Tide West Oil Co.              69,700         749
   Ultramar Corp.                 27,700         658
   Western Gas Resources, Inc.    29,700         497
---------------------------------------------------------
GROUP TOTAL                                   16,870
---------------------------------------------------------
FOOD, TOBACCO & OTHER (2.7%)
   Dimon, Inc.                   321,300       4,820
   Grupo Industrial Maseca, SA
    de CV ADR                    192,500       2,214
   Stokely USA, Inc.             561,300       3,928
   Universal Foods Corp.          22,500         506
---------------------------------------------------------
GROUP TOTAL                                   11,468
---------------------------------------------------------
HEALTH CARE (9.7%)
   Bergen Brunswig Corp.,
    Class A                      160,400       3,429
   Bindley Western Industries    117,000       2,179
 * Datascope Corp.               165,900       3,442
 * Haemonetics Corp.             142,500       3,278
 * Lincare Holdings, Inc.         30,000         773
 * Maxicare Health Plans,
   Inc.                          148,800       2,771
   Medex, Inc.                    14,800         157
 * Multicare Cos.,Inc.           166,500       3,871
 * OrNda Healthcorp              473,443      10,061
 * Physicians Health
   Services, Inc., Class A        51,500       1,416
   Protocol Systems              168,900       1,942
 * Regency Health Services,
   Inc.                           90,200         936
 * Sierra Health Services        138,300       3,458
   Sterile Concepts Holdings,
   Inc.                          173,800       2,411
   Surgical Care Affiliates,
   Inc.                           74,200       1,725
---------------------------------------------------------
GROUP TOTAL                                   41,849
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (12.0%)
 * Allied Holdings, Inc.         146,800       1,174
 * American Buildings Co.        104,200       2,462
 * Career Horizons, Inc.         121,800       3,380
 * Centex Construction
   Products                       25,800         339
   Comair Holdings, Inc.          28,500         755


                                             VALUE
                                 SHARES      (000)+
---------------------------------------------------------
 * Detroit Diesel Corp.           29,500    $    620
 * Giant Cement Holdings,
   Inc.                          621,200       7,532
   Greenbrier Companies, Inc.    140,800       1,584
 * Interim Services, Inc.         73,800       1,993
 * Johnstown America
   Industries, Inc.              112,500         914
   Kelly Services, Inc., Class
    A                             78,600       2,103
   Martin Marietta Materials,
   Inc.                          239,000       4,690
 * Mesa Airlines, Inc.           316,800       3,227
   NCI Building Systems, Inc.    142,700       3,353
   Old Dominion Freight Lines,
   Inc.                          124,700       1,309
   PST Vans, Inc.                110,000         784
   Regal Beloit Corp.            110,500       2,059
   Skywest, Inc.                  34,700         659
   Teekay Shipping Corp.          81,600       1,958
   Texas Industries, Inc.         75,500       3,983
   TNT Freightways Corp.          51,700         976
 * U.S. Xpress Enterprises,
   Inc., Class A                  46,100         409
   York International Corp.      121,900       5,135
---------------------------------------------------------
GROUP TOTAL                                   51,398
---------------------------------------------------------
INSURANCE (4.2%)
   Allied Group, Inc.             70,300       2,302
   Allied Life Financial Corp.    67,000       1,173
   Financial Security
    Assurance Holdings           148,000       3,756
   Penncorp Financial Group,
    Inc.                          35,000         836
   PMI Group, Inc.                48,600       2,302
   Presidential Life Corp.       195,700       1,688
   Protective Life Corp.          39,400       1,152
   Sphere Drake Holdings Ltd.     14,400         216
   Transnational RE Corp.,
    Class A                       87,300       2,007
   Washington National Corp.     109,500       2,724
---------------------------------------------------------
GROUP TOTAL                                   18,156
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (6.3%)
   Associated Estates Realty
    Corp.                         94,300       1,933
   Healthcare Realty Trust,
    Inc.                         165,200       3,428
   Home Properties of N.Y.
    Inc.                         378,800       6,440
   Oasis Residential, Inc.        83,200       1,872
   Regency Realty Corp.           47,300         834
   ROC Communities, Inc.         180,600       4,176
   South West Property Trust      92,200       1,176
   Sun Communities, Inc.         118,800       3,088
   Tanger Factory Outlet
    Center, Inc.                   9,400         234
   Walden Residential
    Properties, Inc.             214,800       4,054
---------------------------------------------------------
GROUP TOTAL                                   27,235
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SMALL CAP VALUE
PORTFOLIO


                                             VALUE
(CONT'D)                         SHARES      (000)+
---------------------------------------------------------
RETAIL (3.9%)
   Big B, Inc.                   199,000    $  2,960
   Cato Corp., Class A           250,800       1,787
   Culp, Inc.                    115,500       1,242
 * Dress Barn (The), Inc.        122,700       1,273
   Farah, Inc.                   104,000         767
 * Galey & Lord, Inc.             92,600       1,273
   Haverty Furniture Co.         123,550       1,683
 * Jos. A. Bank Clothiers,
    Inc.                         222,000         749
   Max & Erma's Restaurants,
    Inc.                          64,020         512
   Paul Harris Stores, Inc.      273,000         478
 * Welcome Home, Inc.             95,200         286
   Westpoint Stevens, Inc.        57,000       1,226
 * Wickes Lumber Co.             259,600       2,531
---------------------------------------------------------
GROUP TOTAL                                   16,767
---------------------------------------------------------
TECHNOLOGY (11.8%)
   Align-Rite International,
    Inc.                         217,400       3,016
 * American Management
    Systems                       50,000       1,338
 * Amphenol Corp., Class A       177,000       3,828
 * Auspex Systems, Inc.          105,100       1,642
   Autoclave Engineers, Inc.     112,000       1,778
   Belden, Inc.                  137,700       3,615
 * C.I.S. Technologies, Inc.      45,000         174
   Dallas Semiconductor           78,600       1,611
 * Dionex Corp.                  102,000       5,330
 * Exabyte Corp.                 166,900       2,253
 * Exar Corp.                     53,150       1,900
 * IPC Information Systems,
    Inc.                         101,800       1,731
   MacNeal-Schwendler Corp.        4,800          82
   Norstan, Inc.                  53,300       1,386
 * Progress Software Corp.        29,800       1,997
 * Quickturn Designs
    Systems, Inc.                232,900       2,416
 * Read-Rite Corp.                31,500       1,150
   Sterling Software, Inc.
    (Escrow)                       6,951          --
   Sterling Software, Inc.       121,062       5,508
   Stormmedia, Inc.               59,400       2,687
 * Western Digital Corp.         455,000       7,223
---------------------------------------------------------
GROUP TOTAL                                   50,665
---------------------------------------------------------
UTILITIES (2.7%)
   Commonwealth Energy Systems   123,000       5,335
   Rochester Gas & Electric
    Corp.                        263,400       6,223
---------------------------------------------------------
GROUP TOTAL                                   11,558
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $377,209)          398,569
---------------------------------------------------------


                                             VALUE
                                 SHARES      (000)+
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------
   Allstate Corp.
    6.75%, 1998
    (Cost $280)                    7,100    $    303
---------------------------------------------------------
CASH EQUIVALENTS (6.5%)
---------------------------------------------------------
                                  FACE
                                 AMOUNT
                                  (000)
                                 -------
REPURCHASE AGREEMENT (6.5%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $27,920, collateralized
    by $28,027 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $28,185
    (Cost $27,906)               $27,906      27,906
---------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (Cost $405,395)    426,778
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
   Cash                                            1
   Dividends Receivable                          555
   Interest Receivable                            10
   Receivable for Fund Shares Sold             2,721
   Receivable for Investments Sold             6,066
   Other Assets                                    1
   Payable for Fund Shares Redeemed           (1,114)
   Payable for Investments Purchased          (3,777)
   Payable for Administrative Fees               (32)
   Payable for Investment Advisory Fees         (783)
   Other Liabilities                             (58)
                                            --------
                                               3,590
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 23,537,596 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)             $430,368
---------------------------------------------------------
NET ASSET VALUE PER SHARE                   $  18.28
---------------------------------------------------------
+    See Note A1 to Financial Statements.
*    Non-income producing security.
ADR  American Depositary Receipt.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SELECT EQUITY
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (89.7%)

---------------------------------------------------------
                                              VALUE
       SEPTEMBER 30, 1995          SHARES    (000)+
---------------------------------------------------------
BANKS (5.4%)
   Barnett Banks of Florida, Inc.   1,700    $    96
   Boatmen's Bancshares, Inc.       3,700        137
   Chemical Banking Corp.           6,400        390
   Citicorp                         2,900        205
   Comerica, Inc.                   3,400        124
   First Fidelity Bancorp             800         54
   First Union Corp.                1,900         97
   NationsBank Corp.                5,520        371
   SunTrust Banks, Inc.             1,600        106
   U.S. Bancorp, Inc.                 100          3
---------------------------------------------------------
GROUP TOTAL                                    1,583
---------------------------------------------------------
BASIC RESOURCES (3.4%)
   Dow Chemical Co.                 3,900        291
   Georgia Pacific Corp.            1,700        149
   Scott Paper Co.                  4,300        208
   Temple-Inland, Inc.              2,800        149
   W R Grace & Co.                  2,900        194
---------------------------------------------------------
GROUP TOTAL                                      991
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (3.8%)
   Anheuser Busch Cos, Inc.         2,200        137
   Avon Products, Inc.              2,300        165
   PepsiCo, Inc.                   10,700        546
   Procter & Gamble Co.             3,400        262
---------------------------------------------------------
GROUP TOTAL                                    1,110
---------------------------------------------------------
CONSUMER DURABLES (3.4%)
   Armstrong World Industries,
    Inc.                              900         50
   Chrysler Corp.                   2,100        111
   Eastman Kodak Co.                1,600         95
   Eaton Corp.                      2,600        138
   General Motors Corp.             8,500        398
   Goodyear Tire & Rubber Co.       5,500        217
---------------------------------------------------------
GROUP TOTAL                                    1,009
---------------------------------------------------------
CONSUMER SERVICES (3.2%)
   Capital Cities ABC, Inc.         1,400        165
   News Corp. Ltd. ADR              7,700        153
   Service Corp. International      4,000        156
 * Tele-Communications, Inc.,
    Class A                         7,000        123
 * Tele-Communications-Liberty
    Media Group, Class A            3,550         95
   Time Warner, Inc.                4,200        167
   Walt Disney Co.                  1,800        103
---------------------------------------------------------
GROUP TOTAL                                      962
---------------------------------------------------------

                                              VALUE
                                   SHARES    (000)+
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (2.0%)
   Federal Home Loan Mortgage
    Corp.                           1,900    $   131
   Federal National Mortgage
    Association                     2,900        300
   Lehman Brothers Holdings, Inc.     146          3
   Transamerica Corp.               2,419        173
---------------------------------------------------------
GROUP TOTAL                                      607
---------------------------------------------------------
ENERGY (7.4%)
   Amoco Corp.                      4,000        257
   Atlantic Richfield Co.           4,800        515
   Burlington Resources, Inc.       2,900        112
   Coastal Corp.                    4,400        148
   El Paso Natural Gas Co.          2,300         63
   Kerr-McGee Corp.                 5,700        316
   Mobil Corp.                      5,300        528
   Norsk Hydro A.S.                 1,900         82
   Unocal Corp.                     5,771        165
---------------------------------------------------------
GROUP TOTAL                                    2,186
---------------------------------------------------------
FOOD, TOBACCO & OTHER (5.2%)
   American Brands, Inc.            6,300        266
   Archer Daniels Midland Co.       9,605        148
   Campbell Soup Co.                2,800        141
   Philip Morris Cos., Inc.         7,000        584
   RJR Nabisco Holdings Corp.       8,800        285
   UST, Inc.                        3,900        112
---------------------------------------------------------
GROUP TOTAL                                    1,536
---------------------------------------------------------
HEALTH CARE (9.5%)
   American Home Products Corp.     4,200        356
   Baxter International, Inc.       4,451        183
   Becton, Dickinson & Co.         12,400        780
   Columbia HCA Healthcare Corp.    5,680        275
 * Humana, Inc.                     4,900         99
   Merck & Co., Inc.               17,700        991
   U.S. Healthcare, Inc.            3,700        131
---------------------------------------------------------
GROUP TOTAL                                    2,815
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.6%)
 * AMR Corp.                        2,000        144
   Burlington Northern, Inc.        3,091        224
   CSX Corp.                          800         68
   Cooper Industries, Inc.          4,500        159
   General Electric Co.             9,000        574
   ITT Corp.                        1,300        161
   Tenneco, Inc.                    4,700        217
   Textron, Inc.                    2,300        157
   Union Pacific Corp.              6,100        404
   WMX Technologies, Inc.           5,400        154
---------------------------------------------------------
GROUP TOTAL                                    2,262
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SELECT EQUITY
PORTFOLIO

                                              VALUE
(CONT'D)                           SHARES     (000)+
---------------------------------------------------------
INSURANCE (2.2%)
   Aetna Life & Casualty Co.        2,500    $   183
   AFLAC, Inc.                      1,800         75
   Exel Ltd.                        5,200        302
   Marsh & McLennan, Inc.           1,000         88
---------------------------------------------------------
GROUP TOTAL                                      648
---------------------------------------------------------
MID CAP GROWTH (4.2%)
   Adobe Systems, Inc.                300         16
  *Airgas, Inc.                       600         16
  *American Mobile Satellite
    Corp.                             700         17
  *Boca Research, Inc.                200          5
  *Boston Chicken, Inc.               600         16
  *Broderbund Software, Inc.          200         15
   Cardinal Health, Inc.              400         22
  *Cellstar Corp.                     500         16
  *Cellular Communications, Inc.,
    Class A                           200         11
  *Ceridian Corp.                     500         22
  *CIDCO, Inc.                        800         28
   Cintas Corp.                       550         24
   Citicasters, Inc.                  300         10
  *CNS, Inc.                        1,200         16
   Comcast Corp., Class A Special     825         17
  *Comcast UK Cable Partners          600          9
   Computron Software, Inc.         1,000         17
  *Cordis Corp.                       100          8
   Danaher Corp.                      550         18
  *Eckerd Corp.                       500         20
  *Electronics for Imaging,
    Inc.                              200         14
   Firefox Communications, Inc.       200          5
  *Fiserv, Inc.                       350         10
   Frontier Corp.                   1,200         32
  *Gartner Group, Inc., Class A       600         20
   General Cable plc ADR              500          8
  *Glenayre Technologies, Inc.        350         25
   Globalstar Telecommunications,
    Ltd.                              800         17
  *Health Management
    Association, Class A            1,275         41
  *Healthcare Compare Corp.           300         12
   HFS, Inc.                          300         16
   HighwayMaster Communications,
    Inc.                              100          1
  *Inter-Tel, Inc.                    300          5
  *International Cabletel, Inc.       933         26
  *Kemet Corp.                        200          7
   Kent Electronics Corp.             600         25
   La Quinta Motor Inns, Inc.         650         18
   Lin Television Corp.               300          9
  *Lincare Holdings, Inc.             900         23
  *LSI Logic Corp.                    300         17
   Maxis, Inc.                        200          9
  *McAfee Associates, Inc.            200         10
  *Millicom International
    Cellular S.A.                     300         10
   Mylan Labs, Inc.                   450          9
   Nokia Corp., ADR                   200         14
  *North American Biologicals,
    Inc.                              500          4
   OfficeMax, Inc.                    600         15


                                              VALUE
                                   SHARES    (000)+
---------------------------------------------------------
  *OrNda Healthcorp                   550    $    12
  *Paging Network, Inc.               600         29
   Palmer Wireless, Inc.              500         11
   PanAmSat Corp.                   1,000         15
   Papa John's International,
    Inc.                              300         14
   Paychex, Inc.                      550         25
   P-Com, Inc.                        200          9
   PMI Group, Inc.                    200          9
   Post Properties, Inc.              300          9
  *Qualcomm, Inc.                     400         18
  *Robert Mondavi Corp., Class A      500         13
  *Rotech Medical Corp.             1,200         30
   Security Capital Industrial
    Trust                             500          8
   Security Capital Pacific Trust     500         10
   Sinclair Broadcast Group, Inc.     400         12
   Sirrom Capital Corp.               700         13
   Softkey International, Inc.        400         18
   Stewart Enterprises, Inc.,
    Class A                           400         15
  *Sunglass Hut International,
    Inc.                              300         15
   Tanger Factory Outlet Center       300          7
  *Tele-Communications, Inc.,
    Class A                         3,567         62
   Tele-Communications
    International, Inc., Class A      700         13
  *Tele-Communications-Liberty
    Media Group, Class A              641         17
  *Tellabs, Inc.                      400         17
  *Tommy Hilfiger Corp.               600         20
   Transaction Systems Architect,
    Inc., Class A                     400         11
  *United International
    Holdings, Inc., Class A           600         11
  *United Video Satellite Group       400         12
   Videotron Holdings plc ADR         300          5
  *Viking Office Products, Inc.       400         17
  *Vivra, Inc.                        350         11
   Wolverine World Wide, Inc.         600         16
---------------------------------------------------------
GROUP TOTAL                                    1,229
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
   DeBartolo Realty Corp.           2,700         38
   Developers Diversified Realty
    Corp.                           1,000         30
   Security Capital Pacific Trust   2,055         39
---------------------------------------------------------
GROUP TOTAL                                      107
---------------------------------------------------------
RETAIL (5.2%)
   Circuit City Stores, Inc.        4,000        127
  *Federated Department Stores,
    Inc.                            4,900        139
   Home Depot, Inc.                 5,500        219
  *Kroger Co.                       4,500        154
   NIKE, Inc., Class B                100         11
  *Office Depot, Inc.               3,100         93
   OfficeMax, Inc.                  4,150        101
   Sears, Roebuck & Co.             8,500        313
   Wal-Mart Stores, Inc.            8,900        221
   Wendy's International, Inc.      8,000        169
---------------------------------------------------------
GROUP TOTAL                                    1,547
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                              VALUE
                                   SHARES    (000)+
---------------------------------------------------------
TECHNOLOGY (6.1%)
* Compaq Computer Corp.             5,300    $   256
   Intel Corp.                      4,700        283
   International Business
    Machines Corp.                  2,700        255
   Motorola, Inc.                   1,800        137
* National Semiconductor Corp.      7,900        218
* Oracle System Corp.               2,450         94
* Project Software &
   Development, Inc.                  150          4
* Seagate Technology                6,000        253
   Texas Instruments, Inc.          3,700        296
---------------------------------------------------------
GROUP TOTAL                                    1,796
---------------------------------------------------------
UTILITIES (10.0%)
* AirTouch Communications,
   Inc.                             4,200        129
   Consolidated Edison Co. of
    New York                        2,300         70
   Entergy Corp.                    5,700        149
   Florida Progress Corp.           2,300         74
   Frontier Corp.                   6,300        168
   GTE Corp.                       10,900        428
   Houston Industries, Inc.         2,000         88
   MCI Communications Corp.         8,100        211
   Ohio Edison Co.                  6,300        143
   Pacific Gas & Electric Co.       4,900        146
   PECO Energy Co.                  3,800        109
   Public Service Enterprise
    Group, Inc.                     2,700         80
   SBC Communications, Inc.         6,000        330
   Sprint Corp.                    10,100        354
   U.S. West, Inc.                  6,600        311
   Unicom Corp.                     5,900        178
---------------------------------------------------------
GROUP TOTAL                                    2,968
---------------------------------------------------------
VALUE (10.7%)
   Allied Signal, Inc.                500         22
   Allstate Corp.                     648         23
   American General Corp.           1,600         60
   Amoco Corp.                        400         26
   Anheuser Busch Cos., Inc.          500         31
   Archer Daniels Midland Co.       1,890         29
   Armstrong World Industries,
    Inc.                              800         44
   Atlantic Richfield Co.             300         32
   Bank of Boston Corp.               820         39
   Bard (C.R.), Inc.                  600         18
   Bergen Brunswig Corp., Class A   1,000         21
   Boatmen's Bancshares, Inc.         500         18
   Boise Cascade Corp.                200          8
   Brunswick Corp.                  1,800         36
   Burlington Northern, Inc.          700         51
   Cabot Oil & Gas Corp., Class A     300         16
   Capital One Financial Corp.      1,000         29
   Central Maine Power Co.          1,900         25
   Chemical Banking Corp.             600         37
   Citicorp                           300         21


                                              VALUE
                                   SHARES    (000)+
---------------------------------------------------------
* Compaq Computer Corp.             1,400    $    68
   Crestar Financial Corp.            624         35
   CSX Corp.                          500         42
   Cyprus Amax Minerals Co.         1,000         28
   Dayton-Hudson Corp.                300         23
   Dexter Corp.                       900         23
   Dillard Department Stores,
    Inc., Class A                     800         26
   Eastman Chemical Co.               175         11
   Eaton Corp.                        900         48
   El Paso Natural Gas Co.          1,100         30
   Entergy Corp.                      698         18
*  Federal Express Corp.              400         33
   Federal Home Loan Mortgage
    Corp.                             400         28
   Federal National Mortgage
    Association                       600         62
   First of America Bank Corp.        928         40
*  FMC Corp.                          300         23
*  Foundation Health Corp.          1,600         61
   General Motors Corp.             1,566         73
   General Public Utilities Corp.   1,600         50
   Goodyear Tire & Rubber Co.       2,000         79
   Great Western Financial Corp.    2,000         48
   International Business
    Machines Corp.                    400         38
   ITT Corp.                          300         37
   Lockheed Martin Corp.              489         33
   Long Island Lighting Co.         1,700         29
   Mallinckrodt Group, Inc.         1,000         40
   MAPCO, Inc.                        900         46
   MCI Communications Corp.         1,300         34
   Melville Corp.                     800         28
*  National Semiconductor Corp.     1,800         50
   New York State Electric & Gas
    Corp.                             700         18
   Northern Trust Corp.               200          9
*  PacifiCare Health Systems
   Class B                            400         27
   PECO Energy Co.                  1,500         43
   PHH Corp.                          700         32
   Philip Morris Cos., Inc.         1,200        100
   PNC Bank Corp.                     800         22
   Providian Corp.                  1,400         58
   RJR Nabisco Holdings Corp.       1,100         36
   Rohm & Haas Co.                    400         24
   Ryder Systems, Inc.              1,500         38
   SAFECO Corp.                       300         20
   Scitex Corp., Ltd.              11,000        208
*  Seagate Technology               1,100         46
   Sears, Roebuck & Co.             1,400         52
   Shawmut National Corp.             600         20
   Signet Banking Corp.               513         13
   Sprint Corp.                       900         32
   St. Paul Cos., Inc.                700         41
   Standard Register Co.              700         15
   TCF Financial Corp.                300         17
   Tecumseh Products Co., Class A     600         29
   Telefonica de Espana ADR         1,000         41
*  Tenet Healthcare Corp.           2,800         49
   Texas Instruments, Inc.            400         32

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SELECT EQUITY PORTFOLIO

                                                 VALUE
(CONT'D)                              SHARES     (000)+
---------------------------------------------------------
   Textron, Inc.                         800    $    55
   Torchmark Corp.                       300         13
   Trinova Corp.                       1,400         47
   Ultramar Corp.                      2,400         57
   Universal Foods Corp.                 500         17
   V. F. Corp.                           700         35
*  Western Digital Corp.               2,000         32
   Weyerhaeuser Co.                      400         18
   Whirlpool Corp.                       400         23
   Williams Cos., Inc.                   600         23
   YPF SA ADR                          3,400         60
---------------------------------------------------------
GROUP TOTAL                                       3,172
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $22,947)               26,528
---------------------------------------------------------
CONVERTIBLE BONDS (0.0%)
---------------------------------------------------------

                           ++RATINGS    FACE
                           (STANDARD   AMOUNT
                           & POOR'S)   (000)
                           ---------   ------
   Time Warner, Inc.
     8.75%, 1/10/15
     (Cost $1)                BB+       $  1          1
---------------------------------------------------------
CASH EQUIVALENTS (18.5%)
---------------------------------------------------------
   Short-term Investments Held as
    Collateral for Loaned Securities
    (0.3%)                                84         84
---------------------------------------------------------
COMMERCIAL PAPER (4.1%)
   Raytheon Co.
     5.79%, 10/3/95                      600        600
   Siemens Corp.
     5.78%, 10/4/95                      600        600
---------------------------------------------------------
GROUP TOTAL                                       1,200
---------------------------------------------------------

                                        FACE
                                       AMOUNT     VALUE
                                       (000)      (000)+
---------------------------------------------------------
REPURCHASE AGREEMENT (14.1%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95 due
    10/2/95, to be repurchased at
    $4,186, collateralized by
    $4,203 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $4,227
    (Cost $4,184)                     $4,184    $ 4,184
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $5,468)              5,468
---------------------------------------------------------
TOTAL INVESTMENTS (108.2%) (Cost $28,416)        31,997
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.2%)
   Dividends Receivable                              56
   Interest Receivable                                1
   Receivable for Fund Shares Sold                  100
   Receivable for Investments Sold                  160
   Payable for Investments Purchased             (2,601)
   Payable for Administrative Fees                   (3)
   Payable for Investment Advisory Fees             (26)
   Collateral on Securities Loaned, at
    Value                                           (84)
   Other Liabilities                                (19)
                                                -------
                                                 (2,416)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 2,507,639 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                 $29,581
---------------------------------------------------------
NET ASSET VALUE PER SHARE                       $ 11.80
---------------------------------------------------------

+    See Note A1 to Financial Statements.
++   Ratings are unaudited.
*    Non-income producing security.
ADR  American Depositary Receipt.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (91.0%)

---------------------------------------------------------
                                             VALUE
     SEPTEMBER 30, 1995         SHARES       (000)+
---------------------------------------------------------
ARGENTINA (1.0%)
   Banco Frances del Rio de
    la Plata SA ADR              166,300   $    3,596
* Central Termoelectrica          94,167          108
   B.A. SA
   CIADEA SA                     862,093        3,406
   YPF SA ADR                    258,300        4,649
---------------------------------------------------------
GROUP TOTAL                                    11,759
---------------------------------------------------------
AUSTRALIA (2.7%)
   Broken Hill Proprietary
    Co., Ltd.                    318,780        4,392
   National Australia
    Bank Ltd.                    894,400        7,906
   Pacific Dunlop Ltd.         3,924,000        9,753
   * Qantas Airways Ltd.       2,746,000        4,875
*(+) Qantas Airways Ltd.
   ADR                            32,000          568
   Reinsurance Australia
    Corp., Ltd.                2,195,000        4,063
---------------------------------------------------------
GROUP TOTAL                                    31,557
---------------------------------------------------------
AUSTRIA (0.6%)
   Flughafen Wien AG             108,420        6,853
---------------------------------------------------------
BELGIUM (0.2%)
   Powerfin SA                    24,250        2,711
---------------------------------------------------------
CANADA (1.5%)
   Abitibi-Price, Inc.           400,800        6,972
   Four Seasons Hotels, Inc.     140,500        1,778
   Royal Bank of Canada          392,000        8,607
---------------------------------------------------------
GROUP TOTAL                                    17,357
---------------------------------------------------------
CHINA (0.2%)
   Shanghai Dazhong Taxi,
    Class B                    2,380,671        1,952
---------------------------------------------------------
COLOMBIA (0.2%)
   Banco Ganadero, SA ADR        176,000        2,508
---------------------------------------------------------
FRANCE (5.2%)
   Air Liquide                    19,300        3,074
   Alcatel Alsthom                59,056        4,968
   Carrefour SA                   10,400        6,105
   Christian Dior SA              71,100        6,470
   Cie de Saint Gobain            29,152        3,553
   Cie Generale Des Eaux          49,519        4,757
   Elf Aquitaine                  83,500        5,636
(a) Groupe Danone SA              23,900        3,864
   L'Oreal SA                      5,000        1,275
   LVMH Moet Hennessy SA          10,300        1,944


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
   Michelin, Class B             101,300   $    4,443
   Societe Generale               39,800        4,075
   Usinor Sacilor                563,000       10,012
---------------------------------------------------------
GROUP TOTAL                                    60,176
---------------------------------------------------------
GERMANY (5.2%)
   Daimler-Benz AG                 9,410        4,646
   Degussa AG                     10,210        3,188
   Deutsche Bank AG              210,800       10,046
   Hoechst AG                     35,400        8,611
   Mannesmann AG                   7,840        2,565
(a) Munich Ruekvers AG             5,090       10,369
   SGL Carbon AG                 123,000        7,999
   Siemens AG                      8,390        4,220
   Veba AG                       161,900        6,420
   Volkswagen AG                   8,370        2,713
---------------------------------------------------------
GROUP TOTAL                                    60,777
---------------------------------------------------------
HONG KONG (6.1%)
   Cheung Kong Holdings Ltd.   1,412,000        7,689
   Hang Seng Bank Ltd.           786,000        6,481
 * High Fashion
    International Ltd.         4,965,946          289
   Hong Kong & China Gas Co.
    Ltd.                       4,352,400        7,009
   Hong Kong Land Holdings
    Ltd.                       4,085,000        7,149
   Hong Kong
    Telecommunications Ltd.    3,721,600        6,763
   Hutchison Whampoa Ltd.      1,403,000        7,604
   Johnson Electric Holdings
    Ltd.   1,779,300                            3,544
   Li & Fung Ltd.              2,318,800        1,770
   Sun Hung Kai Properties
    Ltd.                         830,300        6,739
   Swire Pacific Ltd., Class
    A                            804,500        6,374
   Varitronix International
    Ltd.                       1,955,000        3,983
   Wharf (Holdings) Ltd.       1,738,000        5,418
---------------------------------------------------------
GROUP TOTAL                                    70,812
---------------------------------------------------------
INDONESIA (1.6%)
   Bank Dagang Nasional
    (Foreign)                  5,749,250        5,267
   Hanajaya Mandala
    Sampoerna (Foreign)          146,500        1,365
   Indofood Sukses Makmur        763,000        3,680
   Kalbe Farma (Foreign)       1,024,080        4,092
   Unilever Indonesia
    (Foreign)                    290,536        4,361
---------------------------------------------------------
GROUP TOTAL                                    18,765
---------------------------------------------------------
ITALY (0.7%)
   Olivetti Group              5,826,000        4,987
   Telecom Italia S.p.A.       2,054,500        3,366
---------------------------------------------------------
GROUP TOTAL                                     8,353
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
PORTFOLIO
                                                VALUE
(CONT'D)                          SHARES       (000)+
---------------------------------------------------------
JAPAN (24.8%)
   Canon, Inc.                   635,000   $   11,350
   Chiyoda Fire & Marine
    Insurance Co., Ltd.          764,000        4,498
   Daiwa House Industry          561,000        8,837
   Fuji Photo Film Ltd.          462,000       11,523
   Hitachi Ltd.                1,485,000       16,195
(a) Ito-Yokado Co., Ltd.         302,000       16,712
   Kansai Electric Power Co.     431,270       10,713
   Kao Corp.                   1,229,000       15,265
   Kirin Brewery Co., Ltd.     1,446,000       15,186
   Matsushita Electric
    Industries Ltd.              814,000       12,494
   Mitsubishi Corp.              309,000        3,463
   Mitsubishi Heavy
    Industries Ltd.            1,605,000       12,317
 * NKK Corp.                   2,387,000        6,388
   Nichido Fire & Marine
    Insurance Co.              1,007,000        8,277
   Nippon Oil Co., Ltd.        2,013,000       10,855
   Sekisui Chemical Co.          554,000        7,049
   Shiseido Co., Ltd.            890,000        9,257
   Sumitomo Marine & Fire
    Insurance Co.              1,801,000       13,658
   Sumitomo Bank                 385,000        7,464
   Sumitomo Electric
    Industries                   496,000        6,060
   Sumitomo Metal              2,014,000        5,857
   Takeda Chemical
    Industries                   878,000       12,235
   Tokio Marine & Fire
    Insurance                  1,382,000       14,932
   Tostem Corp.                  224,000        7,216
   Toyo Seikan Kaisha            158,000        4,930
(a) Yamanouchi
    Pharmaceutical Co.           723,000       15,624
   Yasuda Fire & Marine
    Insurance                  2,183,000       14,108
   Yasuda Trust &
    Banking Co.                  935,000        5,467
---------------------------------------------------------
GROUP TOTAL                                   287,930
---------------------------------------------------------
KOREA (3.3%)
   Hanjin Shipping Co., Ltd.     164,311       10,589
   Hyundai Engineering &
    Construction Co.              67,518        3,552
   Korea Electric Power
    Corp.                        104,000        3,913
 * Korean Air                    109,000        3,704
   L. G. Chemical Ltd.           197,060        4,336
 * Samsung Electronics Co.        30,260        6,520
 * Samsung Electronics Co. (New)      90           19
   *(+) Samsung Electronics Co. GDR   14            1
   *(+) Samsung Electronics
    Co. GDR
    (New)                          1,007           72
   *(+) Samsung Electronics
    Co. GDS                          199           14
   Shinhan Bank Co., Ltd.        201,700        4,464
   Shinhan Bank Co., Ltd. (New)   34,646          735
---------------------------------------------------------
GROUP TOTAL                                    37,919
---------------------------------------------------------
                                              VALUE
                                 SHARES       (000)+
---------------------------------------------------------
MALAYSIA (2.3%)
   Genting Bhd.                  242,000       $2,091
   Leader Universal Cable
    Holdings Bhd.                583,000        1,787
   Malayan Banking Bhd.          951,000        7,686
   Malaysia Airline System
    Bhd.                         626,000        1,795
   Nestle Malaysia Bhd.          419,000        2,970
   Resorts World Bhd.            424,000        2,110
   United Engineers Bhd.         803,000        5,148
   YTL Corp. Bhd.                676,000        3,499
---------------------------------------------------------
GROUP TOTAL                                    27,086
---------------------------------------------------------
MEXICO (1.4%)
 * Desc Sociedad de Fomento
    Industrial SA de CV,
    Series B                   1,302,000        4,902
   Grupo Financiero Capital
    SA                           377,782        2,434
   Grupo Radio Centro SA ADR      75,600          624
   Grupo Televisa SA GDS         191,000        3,820
   Panamerican Beverages,
    Inc., Class A                160,900        4,324
---------------------------------------------------------
GROUP TOTAL                                    16,104
---------------------------------------------------------
NETHERLANDS (4.0%)
   DSM N.V.                       32,300        2,593
   Elsevier N.V.                 287,500        3,685
   Internationale
    Nederlanden N.V.              81,095        4,710
   Philips Electronics N.V.      143,000        6,974
   Polygram N.V.                  36,600        2,380
   Royal Dutch Petroleum Co.      84,500       10,387
   Royal PTT Nederland N.V.      147,000        5,193
   Unilever N.V.                  31,300        4,069
   Wolters Kluwer                 64,774        5,949
---------------------------------------------------------
GROUP TOTAL                                    45,940
---------------------------------------------------------
PAKISTAN (0.0%)
   D.G. Khan Cement Ltd.         120,000          177
   Pakistan State Oil Co.,
    Ltd.                          10,000          114
---------------------------------------------------------
GROUP TOTAL                                       291
---------------------------------------------------------
PHILIPPINES (0.6%)
   Metropolitan Bank &
    Trust Co.                      8,843          165
   Philippine Commercial
    International Bank           220,000        1,985
   San Miguel, Class B ADR       147,550        5,210
---------------------------------------------------------
GROUP TOTAL                                     7,360
---------------------------------------------------------
SINGAPORE (2.7%)
   DBS Land Ltd.                 957,000        2,839
   Jardine Matheson Holdings     827,000        5,582
   Jardine Strategic
    Holdings Ltd.              3,655,750       10,675

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
   Overseas Union Bank Ltd.    1,339,000   $    8,565
   Singapore Press Holdings
    (Foreign)                    233,160        3,573
---------------------------------------------------------
GROUP TOTAL                                    31,234
---------------------------------------------------------
SOUTH AFRICA (0.5%)
   Anglovaal Industries Ltd.      38,700        1,420
   DeBeers Consolidated
    Mines Ltd. ADR                61,800        1,684
   Liberty Life Association
    of Africa                     56,700        1,437
   South African Breweries Ltd.   48,845        1,539
---------------------------------------------------------
GROUP TOTAL                                     6,080
---------------------------------------------------------
SPAIN (1.1%)
   Empresa Nacional de
    Eletricidad SA                75,500        3,872
   Iberdrola SA                  346,400        2,617
   Repsol SA                      73,700        2,316
   Telefonica Nacional de
    Espana                       253,700        3,489
---------------------------------------------------------
GROUP TOTAL                                    12,294
---------------------------------------------------------
SRI LANKA (0.4%)
   Development Finance Corp.
    of Ceylon                    687,556        3,933
   (+) John Keells Holding
    Ltd. ADR                      40,000          270
---------------------------------------------------------
GROUP TOTAL                                     4,203
---------------------------------------------------------
SWEDEN (1.6%)
   SKF AB, Class B               370,000        8,171
   Volvo AB, Class B             427,450       10,488
---------------------------------------------------------
GROUP TOTAL                                    18,659
---------------------------------------------------------
SWITZERLAND (6.1%)
   BBC Brown Boveri Ltd. AG
    (Bearer)                      10,715       12,414
   Ciba-Geigy AG                   6,270        5,024
   Nestle SA AG                   15,310       15,672
   Roche Holdings AG               1,800       12,709
   Sandoz AG                       9,500        7,234
   Swiss Bank Corp. (Bearer)      24,776        9,476
   Zurich Insurance (Bearer)      29,100        8,158
---------------------------------------------------------
GROUP TOTAL                                    70,687
---------------------------------------------------------
TAIWAN (1.8%)
   Cathay Life Insurance         573,600        2,534
   China Steel Corp. ADR         144,000        2,664
   Evergreen Marine Corp.      1,868,900        2,701
   Formosa Chemicals & Fiber
    Corp.                      2,034,150        1,970
   Formosa Plastics Corp.      1,609,500        2,618


                                             VALUE
                                SHARES       (000)+
---------------------------------------------------------
   Taiwan Semiconductor
    Manufacturing Co.          1,666,800   $    6,068
   Walsin Lihwa Electric
    Wire & Cable Corp.         1,397,760        1,679
---------------------------------------------------------
GROUP TOTAL                                    20,234
---------------------------------------------------------
THAILAND (1.8%)
   Charoen Pokphand Feedmill
    Co., Ltd.                    586,000        2,804
   Finance One Public Co.,
    Ltd. (Foreign)               216,000        1,318
   International Cosmetic
    Co., Ltd. (Foreign)          148,280        2,105
   Land & House Co., Ltd.         82,300        1,188
   TPI Public Co., Ltd.
    (Foreign)                    686,900        5,204
 * Thai Airways
    International, Ltd.
    (Foreign)                    935,100        1,734
   Thai Farmers Bank Ltd.      1,063,000        6,951
---------------------------------------------------------
GROUP TOTAL                                    21,304
---------------------------------------------------------
TURKEY (0.2%)
   (+) Turk Otomobil
    Fabrikasi AS ADR           2,480,400        1,939
---------------------------------------------------------
UNITED KINGDOM (12.9%)
   Abbey National plc          1,532,800       13,124
   Argyll Group plc            2,712,100       14,395
   B.A.T. Industries plc       1,558,900       13,027
   British Petroleum Co. plc   1,438,000       10,790
   British Telecom Co. plc     1,506,700        9,425
   East Midlands Electricity
    plc                          977,200       13,260
   Hanson plc                  2,831,898        9,059
   Imperial Chemical
    Industries plc               687,700        8,723
   Kingfisher plc              1,500,000       11,943
   Redland plc                 1,189,200        7,120
   Royal Insurance Holdings
    plc                        2,435,700       13,582
   (a) SmithKline Beecham,
    Class A                    1,484,200       15,006
   Unilever plc                  536,900       10,721
---------------------------------------------------------
GROUP TOTAL                                   150,175
---------------------------------------------------------
UNITED STATES (0.3%)
   * Millicom International
    Cellular SA                  113,800        3,656
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $969,488)         1,056,675
---------------------------------------------------------
PREFERRED STOCKS (1.4%)
---------------------------------------------------------
BRAZIL (0.6%)
   Telebras SA                91,000,000        4,344
   Usinas Siderurgicas de
    Minas Gerais ADR           2,650,000        2,920
---------------------------------------------------------
GROUP TOTAL                                     7,264
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
PORTFOLIO
                                                VALUE
(CONT'D)                          SHARES       (000)+
---------------------------------------------------------
FINLAND (0.8%)
   Nokia AB                      124,700   $    8,755
---------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $10,482)          16,019
---------------------------------------------------------
WARRANTS (0.0%)
---------------------------------------------------------
HONG KONG (0.0%)
 * Min Xin Holdings Ltd.,
    expiring 12/31/96            480,000            5
---------------------------------------------------------
SINGAPORE (0.0%)
 * Jardine Strategic
    Holdings Ltd., expiring
    5/2/98                       101,250           36
---------------------------------------------------------
TOTAL WARRANTS (Cost $0)                           41
---------------------------------------------------------
FOREIGN CURRENCY (1.7%)
---------------------------------------------------------
                                    FACE
                                  AMOUNT
                                   (000)
                                 -------

   British Pound            L        1,203      1,901

   Canadian Dollar          C$          34         25

   French Franc             FF         212         42

   German Mark              DM           3          2

   Hong Kong Dollar         HK$      1,089        141

   Indonesian Rupiah        IN     383,972        170

   Italian Lira             IL         327         --

   Japanese Yen             Y      728,234      7,354

   Korean Won               KW   1,364,209      1,776

   Netherlands Guilder      NG         438        274

   Singapore Dollar         S$          47         33

   Taiwan Dollar            T$     219,924      8,129

---------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $20,043)          19,847
---------------------------------------------------------
CASH EQUIVALENTS (9.8%)
---------------------------------------------------------
   Short-term Investments
    held
    as Collateral for
    Loaned Securities (3.7%)  $   42,710       42,710
---------------------------------------------------------
COMMERCIAL PAPER (0.4%)
   Ford Motor Credit Corp.,
      5.73%, 10/4/95               4,500        4,498
---------------------------------------------------------
REPURCHASE AGREEMENT (5.7%)
   Chase Manhattan Bank N.A.
    6.20%, dated 9/29/95,
    due 10/2/95, to be
    repurchased at $66,535,
    collateralized by
    $66,793 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued
    at $67,169 (Cost
    $66,501)                      66,501       66,501
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $113,709)        113,709
---------------------------------------------------------
TOTAL INVESTMENTS (103.9%) (Cost $1,113,722)1,206,291
---------------------------------------------------------


                                             VALUE
                                             (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
   Dividends Receivable                    $    2,813
   Interest Receivable                             23
   Receivable for Withholding Tax
    Reclaim                                       854
   Receivable for Investments Sold             11,092
   Receivable for Fund Shares Sold              3,695
   Receivable for Daily Variation on
    Futures Contracts                           1,336
   Unrealized Gain on Forward Foreign
    Currency Contracts                          1,622
   Other Assets                                     4
   Payable for Fund Shares Redeemed            (9,477)
   Payable for Investments Purchased          (12,636)
   Payable for Administrative Fees                (85)
   Payable for Investment Advisory Fees        (1,458)
   Payable to Custodian Bank                     (212)
   Collateral on Securities Loaned, at
    Value                                     (42,710)
   Other Liabilities                             (166)
                                           ----------
                                              (45,305)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 92,801,686 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)            $1,160,986
---------------------------------------------------------
NET ASSETS PER SHARE                       $    12.51
---------------------------------------------------------
+    See Note A1 to Financial Statements.
*    Non-income producing security.
(a)  A portion of these securities was pledged to cover
      margin requirements for futures contracts.
(+)  144A security. Certain conditions for public sale
      may exist.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
GDS  Global Depositary Shares.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (95.4%)

---------------------------------------------------------
                                             VALUE
     SEPTEMBER 30, 1995          SHARES      (000)+
---------------------------------------------------------
BASIC RESOURCES (1.3%)
   * Airgas, Inc.                185,700    $  4,944
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.6%)
   Cott Corp.                    406,200       3,859
 * Robert Mondavi Corp.,
    Class A                      167,600       4,274
   USA Detergents, Inc.           80,000       1,660
---------------------------------------------------------
GROUP TOTAL                                    9,793
---------------------------------------------------------
CONSUMER DURABLES (1.3%)
   Danaher Corp.                 152,900       5,007
---------------------------------------------------------
CONSUMER SERVICES (20.1%)
   Citicasters, Inc.             102,500       3,421
   Comcast Corp., Class A
    Special                      228,373       4,567
 * Comcast UK Cable Partners     194,400       3,038
   General Cable plc ADR          92,200       1,476
   HFS, Inc.                     116,600       6,107
 * International Cabletel,
    Inc.                         201,866       5,652
   La Quinta Motor Inns, Inc.    213,400       5,975
   Lin Television Corp.           86,400       2,678
   PanAmSat Corp.                200,000       3,050
   Sinclair Broadcast Group,
    Inc.                         137,700       3,959
   Stewart Enterprises, Inc.,
    Class A                      112,250       4,069
 * Tele-Communications, Inc.,
    Class A                      565,021       9,888
   Tele-Communications
    International, Inc.,
    Class A                      203,300       3,786
 * Tele-Communications
    Liberty Media Group,
    Class A                      211,255       5,651
   Turner Broadcasting
    System, Inc., Class B        100,000       2,750
 * United International
    Holdings, Inc., Class A      193,500       3,580
 * United Video Satellite
    Group                        104,100       3,097
 * Videotron Holdings plc ADR    130,900       2,176
---------------------------------------------------------
GROUP TOTAL                                   74,920
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (1.0%)
   Sirrom Capital Corp.          201,900       3,659
---------------------------------------------------------
HEALTH CARE (13.8%)
   Cardinal Health, Inc.         128,600       7,121
 * CNS, Inc.                     167,500       2,198
 * Cordis Corp.                   50,600       4,288
 * Health Management Association,
    Class A                      389,837      12,524
 * Healthcare Compare Corp.       94,600       3,666
 * Lincare Holdings, Inc.        245,900       6,332
   Mylan Labs, Inc.              152,100       3,042
 * North American
    Biologicals, Inc.            162,300       1,339


                                             VALUE
                                 SHARES      (000)+
---------------------------------------------------------
 * OrNda Healthcorp              165,200    $  3,511
 * Rotech Medical Corp.          168,900       4,201
 * Vivra, Inc.                   101,600       3,226
---------------------------------------------------------
GROUP TOTAL                                   51,448
---------------------------------------------------------

HEAVY INDUSTRY/TRANSPORTATION (5.4%)
   Cintas Corp.                  150,000       6,600
 * Gartner Group, Inc., Class
    A                            178,700       5,852
   Paychex, Inc.                 163,800       7,576
---------------------------------------------------------
GROUP TOTAL                                   20,028
---------------------------------------------------------
INSURANCE (0.7%)
   PMI Group, Inc.                56,500       2,677
---------------------------------------------------------
REAL ESTATE INVESTMENT COMPANIES (3.1%)
   Post Properties, Inc.          92,500       2,868
   Security Capital
    Industrial Trust             174,133       2,830
   Security Capital Pacific
    Trust                        169,529       3,221
   Tanger Factory Outlet
    Center                       104,500       2,599
---------------------------------------------------------
GROUP TOTAL                                   11,518
---------------------------------------------------------
RETAIL (10.6%)
 * Boston Chicken, Inc.          194,700       5,087
 * Eckerd Corp.                  147,100       5,884
   OfficeMax, Inc.               201,600       4,889
   Papa John's International,
    Inc.                         100,500       4,522
 * Sunglass Hut International,
    Inc.      92,700                           4,635
 * Tommy Hilfiger Corp.          172,900       5,619
 * Viking Office Products,
    Inc.                         145,300       6,066
   Wolverine World Wide, Inc.    100,000       2,738
---------------------------------------------------------
GROUP TOTAL                                   39,440
---------------------------------------------------------
TECHNOLOGY (24.2%)
 * Acclaim Entertainment,
    Inc.                          40,000       1,030
   Adobe Systems, Inc.           135,600       7,017
 * Boca Research, Inc.            62,600       1,518
 * Broderbund Software, Inc.      48,900       3,723
 * CellStar Corp.                154,200       4,819
 * Ceridian Corp.                160,600       7,127
 * CIDCO, Inc.                   111,100       3,916
   Computron Software, Inc.      145,500       2,510
 * Electronics for Imaging,
    Inc.                          58,800       4,212
   Firefox Communications,
    Inc.                         110,000       2,723
 * Fiserv, Inc.                  106,900       3,087
 * Glenayre Technologies,
    Inc.                          96,250       6,930
 * Inter-Tel, Inc.                80,000       1,410
   Kent Electronics Corp.         85,700       3,760
 * LSI Logic Corp.                63,900       3,690
   Maxis, Inc.                    52,100       2,292
 * McAfee Associates, Inc.        57,000       2,936
 * National Education Corp.      265,700       2,126
   Nokia Corp., ADR               78,200       5,453
 * Novadigm, Inc.                 12,000         202
   P-Com, Inc.                    50,000       2,238

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO                                    VALUE
(CONT'D)                         SHARES      (000)+
---------------------------------------------------------
 * Qualcomm, Inc.                 77,400    $  3,551
   Simware, Inc.                  20,000         200
   Softkey International,
    Inc.                          50,800       2,248
 * Tellabs, Inc.                 112,200       4,726
 * Transaction Systems
    Architect, Inc., Class A     116,500       3,116
   U.S. Robotics Corp.            45,200       3,853
---------------------------------------------------------
GROUP TOTAL                                   90,413
---------------------------------------------------------
UTILITIES (11.3%)
 * American Mobile
    Satellite Corp.              288,500       6,906
 * Cellular Communications,
    Inc., Class A                 79,300       4,322
   Frontier Corp.                330,600       8,802
   Globalstar
    Telecommunications Ltd.      275,400       5,887
   HighwayMaster
    Communications, Inc.         135,600       1,763
 * Millicom International
    Cellular S.A.                108,500       3,485
 * Paging Network, Inc.          169,600       8,141
   Palmer Wireless, Inc.         141,800       3,155
---------------------------------------------------------
GROUP TOTAL                                   42,461
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $284,506)          356,308
---------------------------------------------------------
CASH EQUIVALENTS (6.9%)
---------------------------------------------------------

                                  FACE
                                 AMOUNT
                                 (000)
                                -------
   Short-term Investments
    Held
    as Collateral for Loaned
    Securities (4.6%)           $ 17,185      17,185
---------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be
    repurchased at $8,581,
    collateralized by $8,615
    of various U.S. Gov-
    ernment and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $8,663
    (Cost $8,576)                  8,576       8,576
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $25,761)         25,761
---------------------------------------------------------
TOTAL INVESTMENTS (102.3%) (Cost $310,267)   382,069
---------------------------------------------------------

                                             VALUE
                                             (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
   Cash                                     $      1
   Dividends Receivable                           65
   Interest Receivable                             3
   Receivable for Fund Shares Sold               833
   Receivable for Investments Sold            13,170
   Receivable Due from Custodian                 162
   Other Assets                                    1
   Payable for Administrative Fees               (26)
   Payable for Fund Shares Redeemed           (2,292)
   Payable for Investments Purchased          (2,802)
   Payable for Investment Advisory Fees         (434)
   Collateral on Securities Loaned, at
    Value                                    (17,185)
   Other Liabilities                             (18)
                                            --------
                                              (8,522)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 20,084,645 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)             $373,547
---------------------------------------------------------
NET ASSET VALUE PER SHARE                   $  18.60
---------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security.
ADR  American Depositary Receipt.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (93.4%)

---------------------------------------------------------
                                              VALUE
       SEPTEMBER 30, 1995           SHARES    (000)+
---------------------------------------------------------
BANKS (11.5%)
   American Bank (Conn.)             1,600    $   38
   Banco Latinoamericano de
    Exportaciones SA ADR             1,500        61
   Central Financial Corp.           5,000        95
   First Tennessee National Corp.    1,000        55
   Integra Financial Corp.             800        47
   Northern Trust Corp.              1,500        69
   Reliance Bancorp, Inc.            8,500       124
   Vermont Financial Services
    Corp.                            1,000        30
---------------------------------------------------------
GROUP TOTAL                                      519
---------------------------------------------------------
BASIC RESOURCES (15.8%)
   Abitibi Price, Inc.               2,200        38
 * Alumax, Inc.                        500        17
   Asarco, Inc.                      1,400        44
   Bowater, Inc.                     2,400       112
   Chesapeake Corp.                  1,000        36
   Consolidated Papers, Inc.         2,800       156
 * Jefferson Smurfit Corp.           7,000       107
   J&L Specialty Steel, Inc.           900        19
   Phelps Dodge Corp.                1,100        69
   Reynolds Metals Co.                 400        23
   Sigma-Aldrich Corp.               1,000        48
   Tri Polyta Indonesia ADR          1,000        22
   Willamette Industries, Inc.         300        20
---------------------------------------------------------
GROUP TOTAL                                      711
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (10.1%)
   Bear Stearns Co., Inc.            1,100        24
   Dean Witter Discover & Co.          900        51
   Edwards (A.G.), Inc.              2,000        53
   North American Mortgage Co.         900        23
   Raymond James Financial, Inc.     3,900        85
   United Asset Management Corp.     5,500       220
---------------------------------------------------------
GROUP TOTAL                                      456
---------------------------------------------------------
CONSUMER DURABLES (3.8%)
   Republic Gypsum Co.               6,200        73
 * R & B, Inc.                       6,500        55
   Strattec Strategy Corp.           3,060        44
---------------------------------------------------------
GROUP TOTAL                                      172
---------------------------------------------------------
CONSUMER SERVICES (2.5%)
   Harte-Hanks Communications        1,000        30
   Interpublic Group of Cos.,
    Inc.                               300        12
   Jostens, Inc.                     1,400        33
   Lee Enterprises, Inc.               300        13
   Tribune Co.                         400        26
---------------------------------------------------------
GROUP TOTAL                                      114
---------------------------------------------------------


                                              VALUE
                                    SHARES    (000)+
---------------------------------------------------------
ENERGY (1.9%)
   El Paso Natural Gas Co.             400    $   11
 * Enterra Corp.                       600        13
   Kerr-McGee Corp.                    300        17
   Pacific Enterprises               1,700        43
---------------------------------------------------------
GROUP TOTAL                                       84
---------------------------------------------------------
FOOD, TOBACCO & OTHER (2.3%)
   Empresas La Moderna SA de CV
    ADR                              2,700        46
   Tyson Foods, Inc., Class A        2,000        54
   Universal Corp.                     100         2
---------------------------------------------------------
GROUP TOTAL                                      102
---------------------------------------------------------
HEALTH CARE (7.4%)
   Bergen Brunswig Corp., Class A    1,400        30
   Community Health Systems            100         4
 * Datascope Corp.                   3,000        62
   Foundation Health Corp.             900        34
 * Haemonetics Corp.                 4,500       104
   Integrated Health Services          400        11
 * Maxicare Health Plans, Inc.         500         9
   McKesson Corp.                      900        41
 * Sierra Health Services              400        10
   Surgical Care Affiliates, Inc.    1,300        30
---------------------------------------------------------
GROUP TOTAL                                      335
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.3%)
 * AMR Corp.                           300        22
   Case Corp.                          300        11
   Comair Holdings, Inc.             1,500        40
   Dover Corp.                         400        15
 * Federal Express Corp.               100         8
 * Giant Cement Holdings, Inc.       5,600        68
   Harris Corp.                        900        49
   IDEX Corp.                          900        32
 * Interim Services, Inc.            1,000        27
   Teekay Shipping Corp.             1,900        46
   True North Communications,
    Inc.                               500        10
---------------------------------------------------------
GROUP TOTAL                                      328
---------------------------------------------------------
INSURANCE (3.0%)
   American General Corp             4,500       114
   Penncorp Financial Group, Inc.      800        19
---------------------------------------------------------
GROUP TOTAL                                      133
---------------------------------------------------------
RETAIL (2.0%)
 * Kroger Co.                          500        17
   Rite Aid Corp.                    1,200        34
   Springs Industries, Inc.,
    Class A                            300        12
 * Vons Cos., Inc.                   1,100        26
---------------------------------------------------------
GROUP TOTAL                                       89
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


MID CAP VALUE
PORTFOLIO                                     VALUE
(CONT'D)                            SHARES    (000)+
---------------------------------------------------------
TECHNOLOGY (14.7%)
 * Amphenol Corp., Class A           1,600    $   35
   Autoclave Engineers, Inc.         5,000        79
   Avnet, Inc.                         200        10
   Belden, Inc.                        700        18
 * C.I.S. Technologies, Inc.         5,000        19
 * Dell Computer Corp.               1,600       136
 * Gateway 2000, Inc.                1,000        31
 * Integrated Device Technology,
    Inc.                             1,000        25
 * Lattice Semiconductor Corp.       2,600       106
 * National Semiconductor Corp.        900        25
 * Octel Communications Corp.        1,200        42
   Progress Software Corp.             400        27
 * Quantum Corp.                     1,200        26
   Tektronix, Inc.                     200        12
   Varian Associates, Inc.             700        36
 * Western Digital Corp.             2,300        37
---------------------------------------------------------
GROUP TOTAL                                      664
---------------------------------------------------------
UTILITIES (11.1%)
   Atlantic Energy, Inc.             1,300        26
   Century Telephone Enterprises       200         6
   Commonwealth Energy Systems         200         9
   Delmarva Power & Light            3,800        87
   Frontier Corp.                    2,700        72
   PECO Energy                       9,800       247
   Rochester Gas & Electric Corp.    2,100        50
   Telephone & Data Systems, Inc.      100         4
---------------------------------------------------------
GROUP TOTAL                                      501
---------------------------------------------------------
TOTAL INVESTMENTS (93.4%) (Cost $4,047)        4,208
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (6.6%)
   Dividends Receivable                           85
   Receivable for Fund Shares
    Sold                                          87
   Receivable for Investments
    Sold                                         834
   Receivable from Investment
    Adviser                                       12
   Payable for Investments
    Purchased                                   (410)
   Payable for Administrative
    Fees                                          (1)
   Payable to Custodian Bank                    (289)
   Other Liabilities                             (19)
                                              ------
                                                 299
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 335,171 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)               $4,507
---------------------------------------------------------
NET ASSET VALUE PER SHARE                     $13.45
---------------------------------------------------------
+    See Note A1 to Financial Statements.
*    Non-income producing security.
ADR  American Depositary Receipt.

EMERGING MARKETS
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (69.6%)

---------------------------------------------------------
                                               VALUE
     SEPTEMBER 30, 1995          SHARES       (000)+
---------------------------------------------------------
ARGENTINA (6.0%)
   Cia Interamericana de Automo    200,446    $   792
   Cia Naviera Perez Co., Series B 133,300        583
   Central Puerto SA, Class
    B                              174,800        568
   YPF SA ADR                       33,000        594
---------------------------------------------------------
GROUP TOTAL                                     2,537
---------------------------------------------------------
CHILE (1.2%)
   Banco O'Higgins ADR              22,000        498
---------------------------------------------------------
CZECH REPUBLIC (3.0%)
   Harvardsky Dividend
    Investment Fund                 19,005        487
   Tabak AS                          4,700        793
---------------------------------------------------------
GROUP TOTAL                                     1,280
---------------------------------------------------------
GREECE (3.0%)
   Ergo Bank SA                     14,500        703
   Nikas SA                         42,400        561
---------------------------------------------------------
GROUP TOTAL                                     1,264
---------------------------------------------------------
HONG KONG (11.3%)
   Amoy Properties Ltd.            550,000        519
   Liu Chong Hing Bank Ltd.        285,000        354
   Liu Chong Hing
    Investment Ltd.                206,000        215
   Orient Overseas
    International Ltd.           1,742,000      1,020
 * Orient Telecom &
    Technology Holding Ltd.      3,656,800      1,218
   Semi-Tech (Global) Ltd.         990,700      1,493
---------------------------------------------------------
GROUP TOTAL                                     4,819
---------------------------------------------------------
INDIA (4.5%)
   Century Textiles &
    Industries GDR                   3,300        586
   Garden Silk Mills Ltd.          100,000        550
   Indian Petrochemical             28,000        385
   (+) JCT Ltd. GDR                 36,000        378
---------------------------------------------------------
GROUP TOTAL                                     1,899
---------------------------------------------------------
INDONESIA (4.9%)
   Aneka Kima Raya (Foreign)       138,000        398
   Asia Pacific Resources           41,000        328
   Ever Shine Textile
    Industry                       952,000        346
   Jakarta International
    Hotel (Foreign)                686,000        765
 * Roda Vivatex                    316,500        234
---------------------------------------------------------
GROUP TOTAL                                     2,071
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                               VALUE
                                 SHARES       (000)+
---------------------------------------------------------
KOREA (11.8%)
   Cheil Foods & Chemicals          38,460    $ 1,227
 * Chosun Brewery Co.               18,751        669
   Doosan Beverages Co.             11,460        548
 * Jinro Ltd.                       20,000        542
 * LG International Corp.           85,399      1,378
 * Ssangyong Oil Refining
    Co.                             23,400        658
---------------------------------------------------------
GROUP TOTAL                                     5,022
---------------------------------------------------------
MALAYSIA (2.9%)
   Boustead Holdings Bhd.          368,000        727
   Renong Bhd.                     301,000        523
---------------------------------------------------------
GROUP TOTAL                                     1,250
---------------------------------------------------------
MEXICO (2.9%)
 * Desc Sociedad de Fomento
    Industrial SA, Series B        130,000        489
   Panamerican Beverages,
    Inc.                            27,000        726
---------------------------------------------------------
GROUP TOTAL                                     1,215
---------------------------------------------------------
PERU (0.7%)
 * Southern Peru Copper, Class T    81,895        307
---------------------------------------------------------
PORTUGAL (3.3%)
   Banco Comercial Portugues        20,700        275
(+)Portucel Industrial SA          114,100        846
   Sonae Industrial e
    Investment                      12,800        299
---------------------------------------------------------
GROUP TOTAL                                     1,420
---------------------------------------------------------
SOUTH AFRICA (4.4%)
   DeBeers Consolidated
    Mines, Ltd. ADR                 33,900        915
   Rembrandt Group Ltd.            116,400        973
---------------------------------------------------------
GROUP TOTAL                                     1,888
---------------------------------------------------------
THAILAND (7.6%)
   Ruam Pattana Fund II
    (Foreign)                      830,600        505
   Siam Commercial Bank
    Co., Ltd.                       78,000        684
   Sinpinyo Fund 5 (Foreign)     1,099,900        812
   Sub-Thawee Fund                 785,400      1,010
   Thai Orchid Fund                593,200        234
---------------------------------------------------------
GROUP TOTAL                                     3,245
---------------------------------------------------------
TURKEY (0.7%)
(+)Turk Otomobil Fabrikasi
   A.S. ADR                        362,400        283
---------------------------------------------------------


                                               VALUE
                                 SHARES       (000)+
---------------------------------------------------------
UNITED STATES (1.4%)
 * Millicom International
    Cellular SA                     18,200    $   584
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $28,305)             29,582
---------------------------------------------------------
PREFERRED STOCKS (9.8%)
---------------------------------------------------------
BRAZIL (9.8%)
   Brasmotor SA                  3,935,000      1,007
   Cia Cervejaria Brahma         1,488,667        607
   Iochpe Maxion SA              2,665,909        878
   Telebras SA                  18,546,600        885
   Usinas Siderurgicas de
    Minas Gerais               720,255,000        794
---------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $4,804)            4,171
---------------------------------------------------------
WARRANTS (0.1%)
---------------------------------------------------------
MALAYSIA (0.1%)
 * Petronas, expiring
    8/17/00 (Cost $43)                  30         30
---------------------------------------------------------
FIXED INCOME SECURITIES (10.0%)
---------------------------------------------------------

                      ++RATINGS        FACE
                      (STANDARD       AMOUNT
                      & POOR'S)        (000)
                      ---------       ------
ARGENTINA (1.9%)
   ##(b) Central Bank of
    Argentina Bocon Pre 2
    PIK
      3.313%, 4/1/01     B2       $       350        286
   # Republic of
    Argentina
      5.00%, 3/31/23     BB-            1,075        522
---------------------------------------------------------
GROUP TOTAL                                          808
---------------------------------------------------------
BRAZIL (2.3%)
##(b) Brazil Par Series
    YL4
      4.25%, 4/15/24     B1             2,025        982
---------------------------------------------------------
INDIA (1.3%)
(b) Reliance Industries
    (Convertible)
      3.50%, 11/3/99     Baa3             490        538
---------------------------------------------------------
MALAYSIA (2.0%)
   Renong Bhd.
    (Convertible)
      2.50%, 1/15/05     N/R              365        413
   United Engineers
    (Convertible)
      2.00%, 3/1/04      N/R              380        440
---------------------------------------------------------
GROUP TOTAL                                          853
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EMERGING MARKETS
PORTFOLIO
                       ++RATINGS        FACE
                       (STANDARD       AMOUNT      VALUE
(CONT'D)               & POOR'S)        (000)      (000)+
---------------------------------------------------------
RUSSIA (2.5%
(-)** Bank Of
      Vneshconom
      (Loan Agreement)     N/R    $     3,250    $ 1,070
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $3,932)        4,251
---------------------------------------------------------
STRUCTURED INVESTMENTS (7.4%)-SEE NOTE A7
---------------------------------------------------------
RUSSIA (7.4%)
(-)## Credit Suisse
      Notes, 11/4/96, 3.50%
      Floating rate coupon
      indexed to the
      Russian ruble
      dividend amount of
      LUKoil. Principal is
      composed of 70% of
      the appreciation/
      depreciation
      of LUKoil plus the
      accreted value of a
      zero coupon bond
      purchased at 27.13%
      which matures at 30%
      on the maturity date. N/R           750        542
(-)## Credit Suisse
      Notes, 10/20/97,
      3.50% Floating rate
      coupon indexed to the
      Russian ruble
      dividend amount of
      the underlying Basket
      shares consisting of
      four Russian stocks.
      Principal is composed
      of 70% of the
      appreciation/
      depreciation of the
      Basket shares plus
      the accreted value of
      a zero coupon bond
      purchased at 26.68%
      which matures at 30%
      on the maturity date. N/R         3,000      2,576
---------------------------------------------------------
TOTAL STRUCTURED INVESTMENTS (Cost $3,485)       3,118
---------------------------------------------------------
FOREIGN CURRENCY (1.7%)
---------------------------------------------------------
     Argentine Peso         AP             26         26


     Greek Drachma          GD          5,300         23


     Hong Kong Dollar       HK$           108         14


     Indonesian Rupiah      IN      1,464,236        646


     Thai Baht              TB        182,700          7


---------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $716)                   716
---------------------------------------------------------


                                     FACE
                                    AMOUNT        VALUE
                                     (000)       (000)+
 ---------------------------------------------------------
CASH EQUIVALENT (10.1%)
---------------------------------------------------------
REPURCHASE AGREEMENT (10.1%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $4,299, collateralized
    by $4,317 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $4,342
    (Cost $4,297)                 $     4,297    $ 4,297
---------------------------------------------------------
TOTAL INVESTMENTS (108.7%) (Cost $45,582)         46,165
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.7%)
   Dividends Receivable                               20
   Interest Receivable                                74
   Payable for Investments Purchased              (3,701)
   Payable for Administrative Fees                    (4)
   Payable for Investment Advisory Fees              (30)
   Other Liabilities                                 (65)
                                                 -------
                                                  (3,706)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 3,650,278 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                  $42,459
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $ 11.63
---------------------------------------------------------
+    See Note A1 to Financial Statements.
++   Ratings are unaudited.
*    Non-income producing security.
**   Non-income producing. Defaulted Security.
(b)  Moody's Investor Service, Inc. rating. Security is
      not rated by Standard & Poor's Corporation.
#    Step Bond-Coupon rate is zero or below market for
      an initial period and then increases to a higher
      coupon rate thereafter.
##   Variable or Floating rate security -- rate
      disclosed is as of September 30, 1995.
(+)  144A security. Certain conditions for public sale
      may exist.
(-)  Security is subject to delayed delivery. See Note
      A8 to Financial Statements.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
N/R  Not rated by either Moody's Investor Service, Inc.
      or Standard & Poor's Corporation.
PIK  Payment-In-Kind Security.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (99.8%)

---------------------------------------------------------
                      ++RATINGS    FACE
                      (STANDARD   AMOUNT      VALUE
SEPTEMBER 30, 1995    & POOR'S)    (000)      (000)+
---------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (9.9%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      5.50%,
       4/20/24-5/20/24   Agy    $   3,429  $    3,397
      6.00%,
       8/20/22-9/20/24   Agy       80,774      81,341
      6.50%,
       3/20/22-3/20/25   Agy       54,984      55,981
      7.375%,
       6/20/22-6/20/23   Agy        6,006       6,149
---------------------------------------------------------
GROUP TOTAL                                   146,868
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (23.4%)
   Federal Home Loan Mortgage
    Corporation:
     Gold Pools
      10.50%,
       10/1/20-4/1/21    Agy        8,425       9,222
      November TBA
      7.50%,
       6/15/24-11/15/25  Agy       70,750      71,089
      11.00%, 11/1/17    Agy        3,111       3,446
     Conventional Pools:
      10.50%,
       4/1/11-8/1/19     Agy        1,024       1,122
      11.00%,
       9/1/15-5/1/20     Agy        1,748       1,937
      11.25%,
       10/1/11-12/1/15   Agy        2,402       2,661
      11.75%, 4/1/19     Agy          328         368
      13.00%, 6/1/19     Agy           96         110
      14.75%, 3/1/10     Agy           53          61
   Federal National
    Mortgage Association:
     Gold Pools:
      11.50%,
       7/1/13-11/1/15    Agy          682         767
      12.00%, 4/1/15     Agy          114         128
     Conventional Pools:
      10.50%,
       6/1/10-11/1/20    Agy        8,905       9,764
      10.75%, 2/1/11     Agy           51          56
      11.00%,
       1/1/16-11/1/20    Agy        5,488       6,120
      October TBA
      7.50%, 8/15/23     Agy       21,500      21,634
      November TBA
      7.00%, 11/15/24    Agy       71,925      70,846
      7.50%, 11/15/25    Agy       37,000      37,173

                      ++RATINGS     FACE
                      (STANDARD    AMOUNT      VALUE
                      & POOR'S)     (000)      (000)+
---------------------------------------------------------
   Government National
    Mortgage Association:
     Various Pools:
      10.50%,
       2/15/13-3/15/21   Agy    $   3,102  $    3,432
      11.00%,
      12/15/09-11/20/19  Agy        4,319       4,816
      11.50%,
       7/20/15-9/20/19   Agy          819         904
      12.00%,
       4/15/12-3/15/16   Agy        2,433       2,755
      November TBA
      7.50%, 8/15/24     Agy       99,000      99,804
---------------------------------------------------------
GROUP TOTAL                                   348,215
---------------------------------------------------------

ASSET BACKED CORPORATES (0.6%)
   ALPS Series:
     94-1 A4 CMO
      7.80%, 7/15/99     AA         3,350       3,443
     94-1 C CMO
      9.35%, 3/15/00     BBB        4,378       4,525
   #(+) Equitable Asset
    Trust Series 93-A
      5.00%, 10/15/08    AAA        1,497       1,492
---------------------------------------------------------
GROUP TOTAL                                     9,460
---------------------------------------------------------
ASSET BACKED MORTGAGES (0.8%)
   Security Pacific Home
    Equity Trust Series:
   (b) 91-A A2
      8.90%, 3/10/06     Aaa        3,559       3,601
     91-A B
      10.50%, 3/10/06    A+         7,585       7,915
---------------------------------------------------------
GROUP TOTAL                                    11,516
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (1.4%)
   (b) Collateralized Mortgage
    Obligation Trust Series:
     86-14 A1
      6.513%, 4/1/09     Aaa            2           2
     86-14 A2 Inv Fl
      12.00%, 4/1/09     Aaa            6           6
   Federal Home Loan
    Mortgage Corporation
    Series:
     92-1398 I Inv Fl
      10.612%, 10/15/07  Agy        7,348       7,585
   Federal National
    Mortgage Association
    Series:
     90-80 S Inv Fl
      17.232%, 7/25/20   Agy        1,013       1,181
     90-118 S Inv Fl
      27.392%, 9/25/20   Agy        1,953       2,643
     92-33 S Inv Fl
      12.90%, 3/25/22    Agy        2,230       2,399

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
                       ++RATINGS      FACE
                       (STANDARD    AMOUNT      VALUE
(CONT'D)               & POOR'S)     (000)     (000)+
---------------------------------------------------------
   Goldman Sachs Trust IV
    Series:
     89-D 2 Inv Fl
      17.716%, 5/1/19    AAA    $   3,957  $    4,818
     89-E 2 Inv Fl
      12.573%, 10/27/19  AAA        1,985       2,387
---------------------------------------------------------
GROUP TOTAL                                    21,021
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 NON-AGENCY COLLATERAL SERIES (11.6%)
   American Housing Trust
    Series V 1G
      9.125%, 4/25/21    AAA          800         829
  (b) American Southwest
    Financial
    Securities Corp.
    Series 95-C1 A1B
      7.40%, 11/17/04    Aaa       10,000      10,265
  (c) sec. BBS 4 B2
      8.528%, 5/28/22
       (acquired
       8/5/92-12/9/93,
       cost $4,131)      A          4,118       4,169
   Citicorp Mortgage
    Securities, Inc. Series
     90-11 A5
      9.50%, 7/25/20     AAA        3,030       3,081
   CMC Securities Corp.
    IV
    Series 94-G A4
      7.00%, 9/25/24     AAA        5,822       5,403
   (+) Equitable Life Assurance
    Society of the U.S.
      6.633%, 7/23/03    AA         7,000       6,932
   sec. First Boston Mortgage
    Securities Corp.
    Series:
     92-4 B1
      8.125%, 10/25/22
       (acquired
       1/25/93-12/9/93,
       cost $4,207)      A          4,433       4,324
   GE Capital Mortgage
    Services, Inc. Series
     94-24 A4
      7.00%, 7/25/24     AAA        5,144       4,777
   J.P. Morgan
    Commercial Mortgage
    Finance Corp.
    Series 95-C1 A1
      7.268%, 7/25/10    AAA        7,143       7,266
   Mid-State Trust Series
     88-2 A4
      9.625%, 4/1/03     AAA        1,800       1,977
   Mortgage Capital
    Funding, Inc. Series
     95-MC1 A1B
      7.60%, 5/25/27     AAA       10,750      11,148

                       ++RATINGS    FACE
                       (STANDARD   AMOUNT      VALUE
                       & POOR'S)    (000)      (000)+
---------------------------------------------------------
  (c) Nomura Asset Securities
    Corp. Series:
     94-MD1 A1B
      7.526%, 3/15/18    AAA    $     200  $      207
     94-MD1 A3
      8.026%, 3/15/18    A          4,249       4,483
   Prudential Home
    Mortgage Securities
    Co., Inc. Series:
     90-5 A3
      9.50%, 5/25/05     AAA        1,866       1,865
     90-8 A 5 PAC-1(11)
      9.50%, 9/25/20     AAA        3,350       3,350
     (+) 92-A 2B4
      7.90%, 4/28/22     AA        11,188       9,416
     (b)sec. 93-17 B1
      6.50%, 3/1/23
       (acquired
      4/14/93-10/13/94,
       cost $6,386)      A2         6,677       6,332
     (+) 93-B 1B1
      7.837%, 4/28/23    AA         8,475       8,456
     (+) 93-B B2
      7.837%, 4/28/23    A            788         768
     (c)(+) 94-A 3B5
      6.803%, 4/28/24    A         11,515      10,556
   Residential Funding
    Mortgage Securities
    Co., Inc. Series:
     92-S2 M
      8.00%, 1/25/22     AA         5,967       6,044
     92-S15 A5
      8.00%, 5/25/07     AAA           81          82
     sec. 93-MZ2 A2
      7.47%, 5/30/23
       (acquired
       5/12/93-12/9/93,
       cost $7,032)      AA         7,000       6,926
     (c) sec. 93-MZ3 A2
      6.97%, 8/28/23
       (acquired
       7/17/95, cost
       $7,274)           AA         7,821       7,349
     sec. 94-S1 A19
      6.75%, 1/25/24
       (acquired
       5/22/95,
       cost $4,036)      AAA        4,426       4,201
     95-S11 A16
      7.50%, 9/25/25     AAA        8,794       8,822
   Rural Housing Trust
    Series:
     87-1 D
      6.33%, 4/1/26      AAA       10,295      10,025
     87-1 M
      3.33%, 4/1/26      A-        10,183       9,285
     87-2 C
      6.83%, 4/1/26      AAA        6,675       6,609

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      ++RATINGS     FACE
                      (STANDARD    AMOUNT      VALUE
                      & POOR'S)    (000)       (000)+
---------------------------------------------------------
   Ryland Mortgage
    Securities Corp.
    Series:
     93-A 1A
      7.45%, 1/28/23     AAA      $     276  $      266
     94-7B 4A2
      7.50%, 8/25/25     AAA          7,500       7,231
   Saxon Mortgage
    Securities Corp.
    Series 93-4A 1B
      7.25%, 6/25/24     AAA            250         233
---------------------------------------------------------
GROUP TOTAL                                     172,677
---------------------------------------------------------
ENERGY (0.8%)
   Maxus Energy Corp.
      10.83%, 9/1/04     BB-          6,500       6,808
   Mobile Energy Services
      8.665%, 1/1/17     BBB-         4,900       5,129
---------------------------------------------------------
GROUP TOTAL                                      11,937
---------------------------------------------------------
FINANCE (10.6%)
   ## Bank of Hawaii,
    Honolulu
      5.988%, 11/25/96   A            6,000       6,002
   ## Caterpillar Financial
    Services
      5.888%, 6/20/97    A           11,000      10,978
   Conseco, Inc.
      8.125%, 2/15/03    BB+          8,875       8,448
   (+) Farmers
    Insurance Exchange
      8.625%, 5/1/24     BBB-         8,775       8,267
   Fireman's Fund
    Mortgage Corp.
      8.875%, 10/15/01   BBB+         6,325       6,838
   (+) First Hawaiian Bank,
    Series A
      6.93%, 12/1/03     A            4,950       4,850
   First Union REIT
      8.875%, 10/1/03    BB+          3,325       3,044
   (b) FNBC Series 93-A
      8.08%, 1/5/18      A1           8,500       8,876
   Home Holdings, Inc.
      8.625%, 12/15/03   B-           6,200       4,992
   John Hancock
      7.375%, 2/15/24    AA          10,900      10,116
   (+) Mass Mutual
      7.625%, 11/15/23   AA-          8,550       8,313
   (+) Metropolitan Life
    Insurance
      7.45%, 11/1/23     AA          10,100       9,324
   # Mutual Life Insurance
    Co. of New York
      0.00%, 8/15/24     BBB          7,325       5,741

                      ++RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)     (000)       (000)+
---------------------------------------------------------
   (+) Nationwide Mutual Life
    Insurance
      7.50%, 2/15/24     AA-      $  12,975  $   12,019
   (+) New York Life
      7.50%, 12/15/23    AA           8,525       8,168
   (+) Principal Mutual Life
    Insurance Co.
      7.875%, 3/1/24     AA-          5,950       5,725
   (+) Prudential Insurance Co.
      8.30%, 7/1/25      A           10,000      10,009
   (+) United Savings of Texas
      9.05%, 5/15/98     BB+          6,100       6,045
   ## Wells Fargo & Co.
      5.813%, 8/16/96    A-          13,575      13,572
   ## World Savings & Loan
    Association
      5.875%, 3/15/96    A+           6,900       6,899
---------------------------------------------------------
GROUP TOTAL                                     158,226
---------------------------------------------------------
FOREIGN GOVERNMENTS (12.8%)
   Government of Canada

      6.50%, 6/1/04      AA+    C$ 14,350       9,788

      8.50%, 4/1/02      AA+       42,125      32,873
   Government of France
    O.A.T.

      8.50%, 11/25/02    AAA   FF 128,650      27,951

      8.50%, 10/25/19    AAA       80,230      17,065
      8.50%, 4/25/23     AAA       77,000      16,346
      9.50%, 1/25/01     AAA       76,150      17,163
   Kingdom of Denmark

      9.00%, 11/15/00    AAA    DK107,500      20,802

   Treuhandanstalt

      7.125%, 1/29/03    AAA    DM 39,480      28,663

      7.75%, 10/1/02     AAA       17,795      13,384
   United Kingdom

      9.125%, 2/21/01    AAA    ECU 4,850       6,760

---------------------------------------------------------
GROUP TOTAL                                   190,795
---------------------------------------------------------
/ / HEDGED MORTGAGES (1.9%)
   Federal Home Loan Mortgage
    Corporation Series:
     1415-S Inv Fl IO CMO
      17.563%, 11/15/07  Agy    $   4,265       1,663
     1476-S Inv Fl IO
      REMIC PAC
      4.106%, 2/15/08    Agy       43,139       3,790
     1485-S Inv Fl IO
      CMO
      3.663%, 3/15/08    Agy       45,117       3,375
     1600-SA Inv Fl IO
      REMIC
      2.063%, 10/15/08   Agy       77,800       4,060

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
                       ++RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
(CONT'D)               & POOR'S)    (000)      (000)+
---------------------------------------------------------
   Federal National
    Mortgage Association
    Series:
     92-186 S Inv Fl IO
      3.106%, 10/25/07   Agy      $  75,278  $    5,093
     94-33 S Inv Fl IO
      2.225%, 3/25/09    Agy        113,093       5,955
     G 94-2 S Inv Fl IO
      REMIC
      2.225%, 1/25/24    Agy         89,477       4,726
---------------------------------------------------------
GROUP TOTAL                                      28,662
---------------------------------------------------------
INDUSTRIALS (7.0%)
   Alateif Freeport Finance
      9.75%, 4/15/01     BBB-         5,030       5,517
   ## Blue Bell Funding
      11.85%, 5/1/99     BB-            593         623
 (b) Columbia/HCA
    Healthcare
      7.69%, 6/15/25     A3           7,050       7,207
   Comcast Corp.
      9.375%, 5/15/05    B+           8,200       8,344
   DR Structured Finance
    Series 94K2
      9.35%, 8/15/19     BBB          3,350       3,307
   Digital Equipment Corp.
      8.625%, 11/1/12    BB+          5,425       5,619
   Federated Department
    Stores
      10.00%, 2/15/01    BB-          7,425       8,047
   Fleming Cos., Inc.
      10.625%, 12/15/01  BB-          7,775       8,300
   News America
    Holdings, Inc.
      10.125%, 10/15/12  BBB-         9,805      11,420
   Paramount
    Communications
      8.25%, 8/1/22      BB+          7,200       7,099
 (b) Rhone-Poulenc
    Rorer, Inc.
      8.62%, 1/5/21      A3           5,500       6,000
   RJR Nabisco, Inc.
      8.75%, 4/15/04     BBB-        10,260      10,388
   Scotia Pacific
    Holding Co.
      7.95%, 7/20/15     BBB          4,162       4,261
   Southland Corp.
      5.00%, 12/15/03    BB+         10,830       8,407
   Time Warner, Inc.
      9.15%, 2/1/23      BBB-         8,150       8,855
---------------------------------------------------------
GROUP TOTAL                                     103,394
---------------------------------------------------------

                       ++RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
                       & POOR'S)    (000)      (000)+
---------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
   sec. Household Bank
    Series 85-1
      7.94%, 5/1/02
       (acquired
       6/22/94, cost
       $444)             N/R      $     470  $      470
   sec. Pelican
    Homestead Savings
    Association Series
    84-2
      9.143%, 10/1/07
       (acquired
       5/1/87, cost
       $1,037)           N/R          1,103       1,126
---------------------------------------------------------
GROUP TOTAL                                       1,596
---------------------------------------------------------

RATED NON-AGENCY FIXED RATE MORTGAGES (2.5%)
   Bank of America
    Series A
      8.375%, 5/1/07     AA              26          26
   (+) Creekwood
    Capital
    Corp. Series 95-1A
      8.47%, 3/16/15     AA           5,766       6,062
   (b)(+) DeBartolo
    Capital Corp.
    Series A 2
      7.48%, 5/1/04      Aaa          6,650       6,903
   (+) Lakewood Mall Finance
    Co. Series 95-C1 A
      7.00%, 8/13/10     AA           7,000       6,964
   Marine Midland Bank
    NA, Series 91-1 A7
      8.50%, 4/25/22     AA             106         106
   Mid-State Trust
    Series 95-4 A
      8.33%, 4/1/30      AAA          5,897       6,262
   Resolution Trust Corp.
    Series 92-5C
      8.628%, 1/25/26    AA           4,488       4,593
   Ryland Acceptance
    Corp. IV Series 79-A
      6.65%, 7/1/11      AA           6,195       5,945
 (b) Town & Country
    Funding Corp.
      5.85%, 8/15/98     Aa2            550         539
---------------------------------------------------------
GROUP TOTAL                                      37,400
-------------------------------------------------------
TELEPHONES (1.8%)
   Comcast Cellular Corp.
    Series:
     A, Zero Coupon,
     3/5/00              B+           7,800       5,947
     B, Zero Coupon,
     3/5/00              B+             165         126
   (+) Rogers Cable Systems
      10.00%, 3/15/05    BB+          7,775       8,164

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      ++RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)     (000)       (000)+
---------------------------------------------------------
   Tele-Communications,
    Inc.
      9.25%, 1/15/23     BBB-     $   6,900  $    7,171
      9.875%, 6/15/22    BBB-         4,350       5,012
---------------------------------------------------------
GROUP TOTAL                                      26,420
---------------------------------------------------------
TRANSPORTATION (1.2%)
   Delta Airlines Trust
    Series 93 B2
      10.06%, 1/2/16     BB+          6,900       7,940
   Jet Equipment Trust
    Series:
     (+) 95-C
      10.69%, 5/1/15     BBB-         6,325       7,117
     (+) B1
      10.91%, 6/15/06    BB+          1,730       1,961
---------------------------------------------------------
GROUP TOTAL                                      17,018
---------------------------------------------------------
U.S. TREASURY SECURITIES (10.8%)
   U.S. Treasury Bonds
      7.875%, 2/15/21    Tsy         97,025     111,261
     (a) 8.75%, 8/15/20  Tsy         36,550      45,699
   U.S. Treasury Note
      7.25%, 8/15/04     Tsy          3,300       3,528
---------------------------------------------------------
GROUP TOTAL                                     160,488
---------------------------------------------------------
UTILITIES (0.2%)
   Long Island Lighting Co.
      8.90%, 7/15/19     BB+          3,450       3,459
---------------------------------------------------------
YANKEE (2.4%)
   CFE Petacalco
    Topolobamp
      8.125%, 12/15/03   BB           4,650       3,602
   Hydro-Quebec
      9.40%, 2/1/21      A+           2,350       2,807
   PDV America, Inc.
      7.875%, 8/1/03     BB-          6,325       5,844
   # Republic of Argentina
      5.00%, 3/31/23     BB-         32,300      15,665
   United Mexican States
      6.25%, 12/31/19    BB          13,700       8,220
---------------------------------------------------------
GROUP TOTAL                                      36,138
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
 $1,447,400)                                  1,485,290
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
---------------------------------------------------------
                                     SHARES
                                     ------
   Unisys Corp.
    Series A $3.75
    (Cost $7,774)        B-         180,450       6,744
---------------------------------------------------------
RIGHTS (0.0%)
---------------------------------------------------------
   * Mexico Recovery Rights,
    expiring 6/30/03             13,700,000          --
---------------------------------------------------------


                                     FACE
                                    AMOUNT      VALUE
                                    (000)       (000)+
---------------------------------------------------------
CASH EQUIVALENTS (22.2%)
---------------------------------------------------------
   Short-term Investments Held
    as Collateral for Loaned
    Securities (0.6%)             $   9,033  $    9,033
---------------------------------------------------------
COMMERCIAL PAPER (17.1%)
   Alabama Power
      5.71%, 10/27/95                15,000      14,938
   American General Finance
    Corp.
      5.71%, 11/2/95                 15,000      14,924
   Bell Atlantic Financial
      5.72%, 10/11/95                15,000      14,976
   Beneficial Corp.
      5.73%, 11/13/95                15,000      14,897
   CIT Group Holdings, Inc.
      5.74%, 10/10/95                15,000      14,979
   E.I. du-Pont de Nemours & Co.
      5.69%, 10/24/95                15,000      14,946
   Ford Motor Credit Company
      5.74%, 10/26/95                15,000      14,940
   General Electric Capital
    Corp.
      5.74%, 10/12/95                15,000      14,974
   Heller Financial, Inc.
      5.75%, 10/17/95                15,000      14,962
   Household Finance Corp.
      5.73%, 10/16/95                15,000      14,964
   National Rural Utilities
      5.71%, 11/9/95                 15,000      14,907
   PHH Corp.
      5.72%, 11/3/95                 15,000      14,921
   Pitney Bowes, Inc.
      5.73%, 10/12/95                15,000      14,974
   Prudential Funding Corp.
      5.74%, 11/7/95                 15,000      14,912
   Raytheon Co.
      5.72%, 10/4/95                 15,000      14,993
   Weyerhaeuser Mortgage Co.
      5.70%, 11/1/95                 15,000      14,926
   Xerox Credit Corp.
      5.75%, 10/3/95                 15,000      14,995
--------------------------------------------------------
GROUP TOTAL                                     254,128
---------------------------------------------------------
REPURCHASE AGREEMENT (4.5%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $66,831, collateralized
    by $67,086 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $67,464        66,797      66,797
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $329,958)          329,958
---------------------------------------------------------
TOTAL INVESTMENTS (122.5%) (Cost $1,785,132)  1,821,992
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-22.5%)
   Cash                                               1
   Dividends Receivable                             169
   Interest Receivable                           23,549
   Receivable for Fund Shares Sold                  488

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                                                VALUE
(CONT'D)                                       (000)+
---------------------------------------------------------
   Receivable for Investments Sold         $      379
   Other Assets                                     5
   Payable for Fund Shares Redeemed            (1,063)
   Payable for Investments Purchased         (301,202)
   Payable for Administrative Fees               (104)
   Payable for Investment Advisory Fees        (1,372)
   Payable for Daily Variation on Futures
    Contracts                                    (772)
   Written Interest Rate Floors at Value      (44,319)
   Unrealized Loss on Forward Foreign
    Currency Contracts                           (570)
   Collateral on Securities Loaned, at
    Value                                      (9,033)
   Other Liabilities                             (739)
                                              -------
                                             (334,583)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 125,834,387 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)            $1,487,409
---------------------------------------------------------
NET ASSET VALUE PER SHARE                  $    11.82
---------------------------------------------------------
sec.   Restricted Security-Total cost of restricted
        securities at September 30, 1995 amounted to
        $34,547. Total market value of restricted
        securities owned at September 30, 1995 was
        $34,897 or 2.3% of net assets.
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
*      Non-Income Producing Security.
(a)    A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
(b)    Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
(c)    Fitch rating. Security is not rated by Standard
        & Poor's Corporation or Moody's Investor
        Service, Inc.
/ /    Securities purchased with proceeds from written
        floors. See Note A6 to Financial Statements.
#      Step Bond-Coupon rate is zero or below market
        for an initial period and then increases to a
        higher coupon rate thereafter.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1995.
(+)    144A security. Certain conditions for public
        sale may exist.
CMO    Collateralized Mortgage Obligations.
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1995.
IO     Interest Only.
N/R    Not rated by either Moody's Investor Service,
        Inc. or Standard & Poor's Corporation.
PAC    Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.
C$     Canadian Dollar.
DK     Danish Krone.
DM     German Mark.
ECU    European Currency Unit.
FF     French Franc.

DOMESTIC FIXED INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (93.9%)

---------------------------------------------------------
                       ++RATINGS    FACE
                       (STANDARD   AMOUNT     VALUE
 SEPTEMBER 30, 1995    & POOR'S)   (000)      (000)+
---------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (9.3%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      5.50%, 11/20/24      Agy     $ 988     $   993
      6.00%,
       4/20/24-11/20/24    Agy     1,732       1,744
      6.50%,
       10/20/22-2/20/23    Agy       622         632
---------------------------------------------------------
GROUP TOTAL                                    3,369
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (34.4%)
   Federal Home Loan Mortgage
    Corporation:
     Gold Pools:
      11.00%, 5/1/20       Agy       358         396
      October TBA
      7.50%, 8/15/23       Agy     2,200       2,216
      November TBA:
      7.00%, 6/15/24       Agy     1,550       1,528
      7.50%,
       8/15/24-11/15/25    Agy     1,175       1,181
     Conventional Pool
      12.00%, 11/1/19      Agy       197         223
   Federal National
    Mortgage Association:
     Conventional Pools:
      10.00%, 5/1/22       Agy       222         242
      11.50%, 9/1/25       Agy       300         338
      October TBA
      7.50%,
       8/15/23-10/15/24    Agy     2,800       2,817
      November TBA:
      7.00%, 11/15/24      Agy       600         591
      7.50%, 11/15/25      Agy       825         829
   Government National
    Mortgage Association:
     Various Pools:
      10.50%,
       5/15/19-7/15/21     Agy       203         226
      12.00%,
       12/15/12-7/15/15    Agy       179         204
      November TBA
      7.50%, 8/15/24       Agy     1,650       1,663
---------------------------------------------------------
GROUP TOTAL                                   12,454
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        ++RATINGS   FACE
                        (STANDARD  AMOUNT     VALUE
                        & POOR'S)  (000)      (000)+
---------------------------------------------------------
ASSET BACKED CORPORATES (0.6%)
   ALPS Series 94-1 A4
    CMO
      7.80%, 7/15/99       AA      $ 150     $   154
   #(+) Equitable Asset Trust
    Series 93-A
      5.00%, 10/15/08      AAA        57          57
---------------------------------------------------------
GROUP TOTAL                                      211
---------------------------------------------------------
ASSET BACKED MORTGAGES (0.3%)
  (b) Security Pacific Home
    Equity Trust
     Series 91-A A2
      8.90%, 3/10/06       Aaa       137         138
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (0.9%)
  (b) Collateralized Mortgage
    Obligation Trust Series:
     86-14 A2 Inv Fl
      12.00%, 4/1/09       Aaa        19          19
     86-16 Q Inv Fl
      12.00%, 3/20/18      Aaa       202         214
   Goldman Sachs Trust IV
    Series 89-E 2
      12.57%, 10/27/19     AAA        63          76
---------------------------------------------------------
GROUP TOTAL                                      309
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (16.1%)
  (b) American Southwest
    Financial Securities Corp.
     Series 95-C1 A1B
      7.40%, 11/17/04      Aaa       225         231
   Asset Securitization
    Corp. Series 95-D1 A1
      7.59%, 8/11/27       AAA       225         233
   Citicorp Mortgage
    Securities, Inc. Series:
     90-11A-5
      9.50%, 7/25/20       AAA       127         129
     94-7 A5
      6.25%, 4/25/24       AAA       200         172
     (+)(c) 95-2 B1
      7.50%, 4/25/25       AA        199         196
   Countrywide Mortgage
    Backed Securities, Inc.
     Series 93-C A11
      6.50%, 1/25/24       AAA       245         229
   (+) Equitable Life Assurance
    Society of the U.S.
      6.633%, 7/23/03      AA        250         248

                       ++RATINGS    FACE
                       (STANDARD   AMOUNT    VALUE
                       & POOR'S)   (000)     (000)+
---------------------------------------------------------
  (c) sec. First Boston Mortgage
    Securities Corp.
     Series 93-5 B1
      7.30%, 7/25/23
       (acquired 7/19/95,
       cost $233)          A       $ 245     $   237
   GE Capital Mortgage
    Services, Inc. Series:
     92-10A F
      7.50%, 8/25/22       AAA       250         244
   (b) 94-19 M
      7.50%, 8/25/24       A2        198         195
     94-24 A4
      7.00%, 7/25/24       AAA       218         203
     94-27 A6
      6.50%, 7/25/24       AAA       250         221
   J.P. Morgan Commercial
    Mortgage Finance Corp.
     Series 95-C1 A1
      7.268%, 7/25/10      AAA       154         157

   Mid-State Trust Series
    88-2-A4
      9.625%, 4/1/03       AAA       100         110
   Mortgage Capital Funding,
    Inc. Series 95-MC1 A1B
      7.60%, 5/25/27       AAA       225         233
   (c) Nomura Asset Securities
    Corp. Series:
     94-MD1 A 1B
      7.526%, 3/15/18      AAA       100         103
     94-MD1 A2
      7.676%, 3/15/18      AA        125         129
   PNC Mortgage Securities Corp.
    Series 94-3 A8
      7.50%, 7/25/24       AAA       150         147
   Prudential Home
    Mortgage Securities Co.,
     Inc. Series:
     90-5 A3
      9.50%, 5/25/05       AAA        63          63
     sec. 95-2 M
      8.50%, 6/25/25
       (acquired 4/28/95,
       cost $274)          AA        275         283
   Residential Funding
    Mortgage Securities Co.,
     Inc. Series:
     sec. 93-MZ3 A2
      6.97%, 8/28/23
       (acquired 7/17/95,
       cost $140)          N/R       150         141
     sec. 93-S27 M2
      7.50%, 6/25/23
       (acquired 7/21/95,
       cost $235)          A         244         239

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO
                        ++RATINGS   FACE
                        (STANDARD  AMOUNT     VALUE
(CONT'D)                & POOR'S)  (000)      (000)+
---------------------------------------------------------
     sec. 93-S43 A10
      6.50%, 11/25/23
       (acquired 6/12/95,
       cost $227)          AAA     $ 245     $   228
     95-S11M
      7.50%, 9/25/25       AAA       200         200
     (-) 95-S16 A7
      7.50%, 10/15/25      AAA       300         300
   Rural Housing Trust
    Series:
     87-1 D
      6.33%, 4/1/26        AAA       633         617
     87-1 M
      3.33%, 4/1/26        A-        265         241
     87-2 C
      6.83%, 4/1/26        AAA        93          92
---------------------------------------------------------
GROUP TOTAL                                    5,821
---------------------------------------------------------
FINANCE (10.0%)
   ## Caterpillar
    Financial Services
      5.888%, 6/20/97      A         250         250
   ## Dean Witter Discover
      6.075%, 11/15/96     A         325         325
   (b) FNBC Series 93-A
      8.08%, 1/5/18        A1        325         339
   John Hancock
      7.375%, 2/15/24      AA        500         464
   ## Marshall & Ilsley Bank
      5.898%, 5/26/97      A+        325         325
   (+) Mass Mutual
      7.625%, 11/15/23     AA-       250         243
   (+) Metropolitan Life
    Insurance
      7.45%, 11/1/23       AA        250         231
   NationsBank Texas
      5.875%, 6/18/97      A+        250         250
   (+) New York Life Insurance
      7.50%, 12/15/23      AA        320         307
   (+) Principal Mutual Life
    Insurance Co.
      7.875%, 3/1/24       AA-       250         241
   (+) Prudential Insurance Co.
      8.30%, 7/1/25        A         225         225
   ## Wells Fargo & Co.
      5.813%, 8/16/96      A-        325         325
   ## World Savings & Loan
    Association
      5.875%, 3/15/96      A+        100         100
---------------------------------------------------------
GROUP TOTAL                                    3,625
---------------------------------------------------------

                        ++RATINGS   FACE
                        (STANDARD  AMOUNT     VALUE
                        & POOR'S)  (000)      (000)+
---------------------------------------------------------
/ / HEDGED MORTGAGES (0.4%)
   Federal Home Loan
    Mortgage Corporation
     Inv Fl IO
      REMIC Series
      1699-SD
      2.063%, 3/15/24      Agy     $2,166    $   130
---------------------------------------------------------
INDUSTRIALS (0.6%)
   (b) Columbia/HCA Healthcare
      7.69%, 6/15/25       A3        200         204
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (4.5%)
   (+) CVM Finance Corp.
      7.19%, 4/1/04        AA        444         446
   (+) Creekwood Capital Corp.
    Series 95-1 A
      8.47%, 3/16/15       AA        249         261
   (b)(+) DeBartolo Capital Corp.
    Series A 2
      7.48%, 5/1/04        Aaa       150         156
   sec. Gemsco Mortgage
    Pass Through Certificate
     Series 83-TX A
      8.701%, 11/25/10
       (acquired 9/9/88,
       cost $361)          AA        392         396
   (+) Lakewood Mall Finance
    Co. Series 95-C1 A
      7.00%, 8/13/10       AA        125         124
   Mid-State Trust
    Series 95-4 A
      8.33%, 4/1/30        AAA       157         167
   ## Resolution Trust Corp.
    Series 92-5C
      8.65415%, 1/25/26    AA         66          68
---------------------------------------------------------
GROUP TOTAL                                    1,618
---------------------------------------------------------
TELEPHONES (0.4%)
   AT&T Corp.
      8.35%, 1/15/25       AA        125         136
---------------------------------------------------------
TRANSPORTATION (0.9%)
   (+) Jet Equipment Trust
    Series A11
      10.00%, 6/15/12      A         275         317
---------------------------------------------------------
U.S. TREASURY SECURITIES (15.0%)
   U.S. Treasury Bond
      7.875%, 2/15/21      Tsy     2,100       2,408
      (a) 8.75%, 8/15/20   Tsy     1,550       1,938
   U.S. Treasury Note
      7.25%, 8/15/04       Tsy     1,000       1,069
---------------------------------------------------------
GROUP TOTAL                                    5,415
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                        STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

                        ++RATINGS   FACE
                        (STANDARD  AMOUNT     VALUE
                        & POOR'S)  (000)      (000)+

---------------------------------------------------------
YANKEE (0.5%)
   Hydro-Quebec
      9.40%, 2/1/21        A+      $ 150     $   179
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $33,307)                                    33,926
---------------------------------------------------------
CASH EQUIVALENTS (36.8%)
---------------------------------------------------------
COMMERCIAL PAPER (32.8%)
   Bell Atlantic
    Financial
      5.82%, 10/25/95                700         697
   Barclays U.S. Funding
      5.74%, 10/30/95                700         697
   Beneficial Corp.
      5.73%, 11/13/95                700         695
   E.I. du Pont de
    Nemours & Co.
      5.80%, 10/16/95                700         698
   Ford Motor Credit
    Corp.
      5.74%, 10/26/95                700         697
   McDonald's Corp.
      5.72%, 10/11/95                700         699
   National Rural
    Utilities
      5.71%, 11/9/95                 700         697
   PHH Corp.
      6.10%, 10/10/95                700         699
   Philip Morris Corp.
      5.73%, 10/11/95                700         699
   Pitney Bowes, Inc.
      5.73%, 10/12/95                700         699
   Prudential Funding
    Corp.
      5.74%, 11/7/95                 700         696
   Sara Lee Corp.
      5.75%, 10/2/95                 700         700
   Southwestern Bell
      5.75%, 10/16/95                700         698
   U.S. West, Inc.
      5.71%, 11/7/95                 700         696
   Warner Lambert
      5.75%, 10/6/95                 700         699
   Weyerhaeuser Mortgage Co.
      5.80%, 10/17/95                700         698
   Xerox Corp.
      5.70%, 11/6/95                 700         696
---------------------------------------------------------
GROUP TOTAL                                   11,860
---------------------------------------------------------
REPURCHASE AGREEMENT (4.0%)
   Chase Manhattan Bank N.A.,
    6.20% dated 9/29/95, due
    10/2/95, to be repurchased
    at $1,461, collateralized by
    $1,467 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $1,476       1,460       1,460
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $13,320)         13,320
---------------------------------------------------------
TOTAL INVESTMENTS (130.7%) (Cost $46,627)     47,246
---------------------------------------------------------
                                              VALUE
                                              (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-30.7%)
   Interest Receivable                       $   200
   Receivable for Investments Sold                10
   Payable for Investments Purchased         (11,133)
   Payable for Administrative Fees                (3)
   Payable for Investment Advisory Fees          (26)
   Payable for Daily Variation on Futures
    Contracts                                    (19)
   Written Interest Rate Floor at Value         (112)
   Other Liabilities                             (16)
                                             -------
                                             (11,099)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 3,276,630 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)              $36,147
---------------------------------------------------------
NET ASSET VALUE PER SHARE                    $ 11.03
---------------------------------------------------------
sec.    Restricted Security-Total cost of restricted
         securities at September 30, 1995 amounted to
         $1,470. Total market value of restricted
         securities owned at September 30, 1995 was
         $1,524 or 4.2% of net assets.
+       See Note A1 to Financial Statements.
++      Ratings are unaudited.
(a)     A portion of these securities was pledged to
         cover margin requirements for futures
         contracts.
(b)     Moody's Investor Service, Inc. rating.
         Security is not rated by Standard & Poor's
         Corporation.
(c)     Fitch rating. Security is not rated by
         Standard & Poor's Corporation or Moody's
         Investor Service, Inc.
/ /     Securities purchased with proceeds from
         written floors. See Note A6 to Financial
         Statements.
#       Step Bond-Coupon rate is zero or below market
         for an initial period and then increases to
         a higher coupon rate thereafter.
##      Variable or floating rate securities-rate
         disclosed is as of September 30,1995.
(+)     144A Security. Certain conditions for public
         sale may exist.
(-)     Security is subject to delayed delivery. See
         Note A8 to Financial Statements.
CMO     Collateralized Mortgage Obligations.
IO      Interest Only.
Inv Fl  Inverse Floating Rate-Interest rate
         fluctuates with an inverse relationship to
         an associated interest rate. Indicated rate
         is the effective rate at September 30, 1995.
N/R     Not rated by either Moody's Investor Service
         Inc. or Standard & Poor's Corporation.
REMIC   Real Estate Mortgage Investment Conduit.
TBA     Security is subject to delayed delivery. See
         Note A8 to Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (90.6%)
(UNLESS OTHERWISE NOTED)

 ---------------------------------------------------------
                        ++RATINGS      FACE
                        (STANDARD     AMOUNT     VALUE
SEPTEMBER 30, 1995      & POOR'S)     (000)      (000)+
 ---------------------------------------------------------
CABLE (9.4%)
   (a) Adelphia Communications
    Corp. Series B
      9.875%, 3/1/05       B       $     5,250  $  4,883
   #(+) Bell Cablemedia
      0.00%, 9/15/05       BB-           4,450     2,603
   Comcast Corp.
    (Convertible)
      1.125%, 4/15/07      B+            5,750     3,033
   # Marcus Cable Co.
      0.00%, 12/15/05      B             3,700     2,165
   Rogers Cable Systems
      9.65%, 1/15/14       BB+    C$     6,150     3,942
      (+) 10.00%, 3/15/05  BB+     $     1,800     1,890
   # Telewest Communications
      0.00%, 10/1/07       BB            3,700     2,192
---------------------------------------------------------
GROUP TOTAL                                       20,708
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (11.1%)
   CBA Mortgage Corp. Series
    93-C1 E
      7.154%, 12/25/03     BB            1,675     1,373
   (b) Citicorp Mortgage
    Securities, Inc.
    Series 90-8 A7
      9.50%, 6/25/05       Ba1           3,250     2,784
   CMC Securities Corp.
    III Series:
     sec. 94-C B3
      6.75%, 3/25/24
       (acquired 4/21/95,
       cost $431)          N/R             652       448
     (+) 94-E B3
      6.50%, 3/25/24       BB            2,718     1,821
   (+) CMC Securities
    Corp. IV Series 94-G
    B3
      7.00%, 9/25/24       N/R             755       522
   Countrywide Mortgage
    Securities Series:
     (+) 93-E B4
      6.50%, 1/25/24       BB            1,013       694
     94-G B3
      6.50%, 2/15/24       N/R           2,205     1,575
   (c) sec. DLJ Mortgage
    Acceptance Corp.
    Series 94-3 B3
      6.50%, 4/25/24
       (acquired 5/8/95,
       cost $944)          BB            1,414       985
   (b)(+) First Boston
    Mortgage Corp. Series
    92-4R 2
      8.025%, 10/28/22     Ba3           1,375       960

                        ++RATINGS     FACE
                        (STANDARD    AMOUNT      VALUE
                        & POOR'S)    (000)       (000)+
---------------------------------------------------------
   G.E. Capital Mortgage
    Services, Inc.
    Series:
     (+) 94-8 B3
      6.00%, 2/25/24       N/R     $       397  $    264
     (+) 94-9 B3
      6.50%, 2/25/24       N/R           1,082       755
     (+) 94-28 B3
      8.00%, 8/25/24       N/R           1,406     1,103

   Prudential Home
    Mortgage Securities
    Co., Inc. Series:
     (b)(+) 92-A 3B2
      7.90%, 4/28/22       Baa3          2,900     2,086
     (+) 93-B 4B
      7.836%, 4/28/23      BB            4,090     3,231
     (+) 95-D B4
      7.539%, 10/28/25     BB            1,685     1,389
   Residential Funding
    Mortgage Securities Co.,
    Inc. Series:
     95-S10 B1
      7.50%, 7/25/25       N/R             622       473
     95-S11 B1
      7.50%, 9/25/25       N/R           1,300       988
     (-) 95-S16 B3
      7.50%, 8/15/24       N/R           1,000       763
   Ryland Mortgage
    Securities Corp.
    Series
     92-A C1
      8.305%, 3/29/30      BB              700       564
   Saxon Mortgage
    Securities Corp.
    Series:
     sec. 93-8A B3
      7.30%, 9/25/23
       (acquired 2/9/94,
       cost $754)          BB              881       635
     (+) 94-2 B3
      6.75%, 1/25/24       BB            1,618     1,081
---------------------------------------------------------
GROUP TOTAL                                       24,494
---------------------------------------------------------
CONSUMER SERVICES/PRODUCTS (8.6%)
   Coleman Holdings
    Zero Coupon, 5/27/98   B             3,400     2,652
   Flagstar Corp.
      11.25%, 11/1/04      CCC+          3,400     2,635
   ** Heileman Acquisition Co.
      9.625%, 1/31/04      CC            2,225       606
   (+) Host Marriott Travel
    Plaza
      9.50%, 5/15/05       BB-           3,850     3,744
   Marvel Parent
    Holdings, Inc.
     Zero Coupon, 4/15/98  B-            9,850     7,055
   #(+) Six Flags Theme Parks,
    Inc.
      0.00%, 6/15/05       B             3,025     2,284
---------------------------------------------------------
GROUP TOTAL                                       18,976
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       ++RATINGS     FACE
                       (STANDARD    AMOUNT      VALUE
                       & POOR'S)    (000)       (000)+
---------------------------------------------------------
ENERGY (4.5%)
   Clark R&M Holdings
     Zero Coupon, 2/15/00  B+     $     5,675  $  3,632
   Maxus Energy Corp
      9.50%, 2/15/03       BB-          1,100     1,067
      9.875%, 10/15/02     BB-            850       841
      10.83%, 9/1/04       BB-          2,125     2,226
   # TransAmerican
    Refining Corp. Series
    1
      0.00%, 2/15/02       B-           2,900     2,030
   * TransAmerican
    Refining Corp.
    (Warrants, expiring
    2/15/02)                      (1)  49,570       166
---------------------------------------------------------
GROUP TOTAL                                       9,962
---------------------------------------------------------
FINANCE (9.4%)
   Conseco, Inc.
      8.125%, 2/15/03      BB+          3,075     2,927
   First Union REIT
      8.875%, 10/1/03      BB+          1,200     1,099
   Home Holdings, Inc.
      7.75%, 12/15/98      B-           1,100       996
      8.625%, 12/15/03     B-           3,000     2,415
   MDC Holdings, Inc.
      11.125%, 12/15/03    B            2,550     2,359
   # Mutual Life
    Insurance Co. of New
    York
      0.00%, 8/15/24       BBB          6,075     4,762
   Reliance Group
    Holdings
      9.75%, 11/15/03      BB-          4,125     4,104
   sec. Riggs National
    Corp. Series B
      10.75% (Preferred Stock)
       (acquired 10/14/93-
       8/4/94, cost
       $1,837)             N/R    (1)  73,500     2,021
---------------------------------------------------------
GROUP TOTAL                                      20,683
---------------------------------------------------------
FOREIGN GOVERNMENTS (1.1%)
   Mexican Cetes
     Zero Coupon, 1/25/96  BBB+      MP16,709     2,361
   * Mexico Recovery (Rights,
    expiring 6/30/03)           (1) 6,425,000        --
---------------------------------------------------------
GROUP TOTAL                                       2,361
---------------------------------------------------------
INDUSTRIALS (8.3%)
   AK Steel Corp.
      10.75%, 4/1/04       B+           3,000     3,218
   ## Blue Bell Funding
      11.85%, 5/1/99       BB-            525       551
   Consolidated Hydro, Inc.
      13.50% (Preferred
      Stock)               N/R     (1)  1,500       580
   * Consolidated Hydro,
    Inc. (Warrants,
    expiring 12/31/03)             (1)  2,700        --

                       ++RATINGS     FACE
                       (STANDARD    AMOUNT      VALUE
                       & POOR'S)    (000)       (000)+
---------------------------------------------------------
   Fleming Cos., Inc.
      10.625%, 12/15/01    BB-    $     3,500  $  3,736
   G.I. Holdings, Inc.
    Zero Coupon, 10/1/98   B+           8,375     6,082
   (+) Terex Corp.
      13.75%, 5/15/02      B            1,900     1,539
   TLC Beatrice
      11.50%, 10/1/05      BB-          2,650     2,670
---------------------------------------------------------
GROUP TOTAL                                      18,376
---------------------------------------------------------

SUPERMARKETS (4.1%)
   Big V Supermarkets, Inc.
      11.00%, 2/15/04      B-           2,320     1,856
   Grand Union Co.
    (Common Stock)               (1)  190,881     2,481
   Ralph's Grocery Co.
      10.45%, 6/15/04      B            2,400     2,334
   Southland Corp.
      5.00%, 12/15/03      BB+          3,125     2,426
---------------------------------------------------------
GROUP TOTAL                                       9,097
---------------------------------------------------------
TECHNOLOGY (3.6%)
   Unisys Corp.
      9.75%, 9/15/16       BB-          1,450     1,417
   Unisys Corp. Series A
    $3.75 (Convertible
    Preferred Stock)       B-    (1)  179,500     6,709
---------------------------------------------------------
GROUP TOTAL                                       8,126
---------------------------------------------------------
TELEPHONES (7.0%)
   Comcast Cellular Corp.
    Series:
     A Zero Coupon,
     3/5/00                B+           2,800     2,135
     B Zero Coupon,
     3/5/00                B+           6,375     4,877
   # Dial Call
    Communications, Inc.
      0.00%, 4/15/04       CCC-         4,800     2,520
   * Dial Call
    Communications, Inc.
    (Warrants, expiring
    4/25/99)                       (1)  2,800        --
   # Nextel Communications,
    Inc.
      0.00%, 8/15/04       CCC-        11,825     5,824
---------------------------------------------------------
GROUP TOTAL                                      15,356
---------------------------------------------------------
TRANSPORTATION (3.6%)
   Jet Equipment Trust
    Series:
     (+) 95-C,
      10.69%, 5/1/15       BBB-         2,200     2,475
     (+) B1,
      10.91%, 6/15/06      BB+          1,348     1,528

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO
                       ++RATINGS       FACE
                       (STANDARD      AMOUNT     VALUE
(CONT'D)               & POOR'S)      (000)      (000)+
---------------------------------------------------------
   USAir Inc. Series:
     93-A3,
      10.375%, 3/1/13      B+      $     3,275  $  3,095
     F
      10.55%, 1/15/05      B+              625       586
      10.70%, 1/15/06      B+              296       278
---------------------------------------------------------
GROUP TOTAL                                        7,962
---------------------------------------------------------
UTILITIES (3.2%)
   Cleveland Electric
    Series:
     B 9.50%, 5/15/05      BB            2,075     2,090
     sec. Q $91.50
      (Preferred Stock)
      (acquired 5/10/95,
      cost $2,397)         N/R     (1)   2,700     2,395
   First PV Funding Corp.
      10.15%, 1/15/16      B+            2,450     2,487
---------------------------------------------------------
GROUP TOTAL                                        6,972
---------------------------------------------------------
YANKEE (16.7%)
   ##(b) Brazil Par Series:
     YL3
      4.25%, 4/15/24       B1            5,625     2,728
     YL4
      4.25%, 4/15/24       B1            9,725     4,717
   ##(b) Central Bank of
    Argentina Bocon PIK:
     Pre 2,
      3.313%, 4/1/01       B2            5,425     4,435
     Pre 4,
      3.313%, 9/1/02       B2           10,200     6,362
   CFE Petacalco
    Topolobamp
      8.125%, 12/15/03     BB            2,975     2,304
   Republic of Argentina
      # 5.00%, 3/31/23     BB-           9,725     4,717
      ## 6.813%, 3/31/05   BB-           2,300     1,426
   ## Republic of Brazil,
    Series EI-L
      7.25%, 4/15/06       N/R           5,925     3,940
   Republic of Ecuador
     ## (Discount)
      6.813%, 2/28/25      N/R           4,115     2,027
     # (Past Due
       Interest)
      6.813%, 2/28/15      N/R           1,225       398
   * Republic of
    Venezuela Oil
    Warrants, expiring
    4/15/20                       (1)   33,750        --
   United Mexican States
      6.25%, 12/31/19      BB            6,425     3,855
---------------------------------------------------------
GROUP TOTAL                                       36,909
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $200,472)    199,982
---------------------------------------------------------

                       ++RATINGS      FACE
                       (STANDARD     AMOUNT     VALUE
                       & POOR'S)     (000)      (000)+
---------------------------------------------------------
CASH EQUIVALENTS (10.5%)
---------------------------------------------------------
U.S. TREASURY SECURITIES (0.1%)
   U.S. Treasury Bill
     Zero Coupon,
      11/16/95             Tsy     $       100  $     99
---------------------------------------------------------
COMMERCIAL PAPER (5.3%)
   Aon Corp.
      5.72%, 10/23/95                    2,350     2,342
   H.J. Heinz Co.
      5.73%, 10/12/95                    2,350     2,346
   Heller Financial, Inc.
      5.75%, 10/3/95                     2,350     2,349
   Southern California
    Edison Co.
      5.72%, 10/18/95                    2,350     2,344
   Xerox Corp.
      5.72%, 10/27/95                    2,350     2,340
---------------------------------------------------------
GROUP TOTAL                                       11,721
---------------------------------------------------------
REPURCHASE AGREEMENT (5.1%)
   Chase Manhattan Bank N.A.,
     6.20%, dated 9/29/95, due
     10/2/95, to be repurchased
     at $11,352, collateralized
     by $11,395 of various U.S.
     Government and Agency
     obligations, due 10/3/95-
     7/7/97, valued at $11,459          11,346    11,346
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $23,166)             23,166
---------------------------------------------------------
TOTAL INVESTMENTS (101.1%) (Cost $223,638)       223,148
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
   Cash                                                1
   Dividends Receivable                              177
   Interest Receivable                             3,341
   Receivable for Fund Shares Sold                   117
   Receivable for Investments Sold                     4
   Other Assets                                        1
   Payable for Fund Shares Redeemed                  (16)
   Payable for Investments Purchased              (5,611)
   Payable for Administrative Fees                   (16)
   Payable for Investment Advisory Fees             (215)
   Payable for Daily Variation on Futures
    Contracts                                        (88)
   Unrealized Loss on Swap Contracts                 (27)
   Other Liabilities                                 (31)
                                                  ------
                                                  (2,363)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 24,304,177 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                 $220,785
---------------------------------------------------------
NET ASSET VALUE PER SHARE                       $   9.08
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

---------------------------------------------------------
sec.  Restricted Security-Total cost of restricted
       securities at September 30, 1995 amounted to
       $6,363. Total market value of restricted
       securities owned at September 30, 1995 was $6,484
       or 2.9% of net assets.
+     See Note A1 to Financial Statements.
++    Ratings are unaudited.
*     Non-Income Producing Security.
**    Non-Income Producing, Defaulted Security.
(a)   A portion of these securities was pledged to cover
       margin requirements for futures contracts.
(b)   Moody's Investor Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
(c)   Fitch rating. Security is not rated by Standard &
       Poor's Corporation or Moody's Investor Service,
       Inc.
#     Step Bond-Coupon rate is zero or below market for
       an initial period and then increases to a higher
       coupon rate thereafter.
##    Variable or floating rate securities-rate
       disclosed is as of September 30, 1995.
(-)   Security is subject to delayed delivery. See Note
       A8 to Financial statements.
(+)   144A security. Certain conditions for public sale
       may exist.
(1)   Amount represents shares held by the Portfolio.
N/R   Not rated by either Moody's Investor Service, Inc.
       or Standard & Poor's Corporation.
PIK   Payment-In-Kind Security.
C$    Canadian Dollar.
MP    Mexican Peso.

CASH RESERVES
PORTFOLIO

STATEMENT OF NET ASSETS
COMMERCIAL PAPER (91.9%)

--------------------------------------------------------
                                    FACE
                                   AMOUNT   VALUE
SEPTEMBER 30, 1995                 (000)    (000)+
--------------------------------------------------------
FINANCE (40.2%)
   American General Corp.
      5.73%, 10/20/95              $1,000   $   997
   Aon Corp.
      5.72%, 10/23/95               1,000       997
   Beneficial Corp.
      5.73%, 11/10/95               1,000       994
   Barclays U.S. Funding
      5.74%, 10/30/95               1,000       995
   C.I.T. Group Holdings, Inc.
      5.73%, 10/12/95               1,000       998
   Chevron Oil Finance Co.
      5.72%, 10/17/95               1,000       997
   Commercial Credit Co.
      5.73%, 10/10/95               1,000       999
   General Electric Capital Corp.
      5.72%, 10/2/95                1,000     1,000
   Heller Financial, Inc.
      5.72%, 10/5/95                1,000       999
   Household Finance Corp.
      5.73%, 10/11/95               1,000       998
   Metlife Funding, Inc.
      5.72%, 10/10/95               1,000       999
   Motorola Credit Corp.
      5.71%, 10/17/95               1,000       997
   National Rural Utilities
    Finance Corp.
      5.72%, 10/12/95               1,000       998
   Norwest Financial, Inc.
      5.72%, 10/11/95               1,000       998
   PHH Corp.
      5.72%, 10/6/95                1,000       999
   Prudential Funding Co.
      5.74%, 10/13/95               1,000       998
   Transamerica Corp.
      5.74%, 10/3/95                1,000     1,000
   Weyerhaeuser Mortgage Co.
      5.74%, 10/5/95                1,000       999
--------------------------------------------------------
GROUP TOTAL                                  17,962
--------------------------------------------------------
INDUSTRIALS (22.4%)
   Abbott Laboratories
      5.70%, 10/3/95                1,000     1,000
   Alabama Power Co.
      5.73%, 10/13/95               1,000       998
   Cargill, Inc.
      5.80%, 10/20/95               1,000       997
   E.I. du Pont de Nemours & Co.
      5.71%, 10/6/95                1,000       999
   H.J. Heinz Co.
      5.73%, 10/19/95               1,000       997
   Pitney Bowes, Inc.
      5.75%, 10/12/95               1,000       998

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

CASH RESERVES
PORTFOLIO
                                    FACE
                                   AMOUNT    VALUE
(CONT'D)                           (000)     (000)+
--------------------------------------------------------
   Raytheon Co.
      5.72%, 10/10/95              $1,000   $   999
   Shell Oil Co.
      5.70%, 10/3/95                1,000     1,000
   Southern California Edison Co.
      5.71%, 10/18/95               1,000       997
   Texaco, Inc.
      5.72%, 10/6/95                1,000       999
--------------------------------------------------------
GROUP TOTAL                                   9,984
--------------------------------------------------------
MANUFACTURING AND RETAIL TRADE (18.1%)
   Campbell Soup Co.
      5.73%, 10/11/95               1,100     1,098
   Kellogg Co.
      5.70%, 11/3/95                1,000       995
   Philip Morris, Inc.
      5.71%, 10/20/95               1,000       997
   R.R. Donnelley & Sons Co.
      5.80%, 10/6/95                1,000       999
   Sara Lee Corp.
      5.75%, 10/16/95               1,000       998
   United Parcel Service of America, Inc.
      5.70%, 10/2/95                1,000     1,000
   Wal-Mart Stores, Inc.
      5.70%, 10/2/95                1,000     1,000
   Xerox Corp.
      5.72%, 10/4/95                1,000     1,000
--------------------------------------------------------
GROUP TOTAL                                   8,087
--------------------------------------------------------
TELECOMMUNICATIONS (11.2%)
   AT&T Corp.
      5.70%, 10/30/95               1,000       996
   Bell Atlantic Corp.
      5.72%, 10/6/95                1,000       999
   BellSouth Telecommunications, Inc.
      5.70%, 10/5/95                1,000       999
   Southwestern Bell Telephone Co.
      5.72%, 10/10/95               1,000       999
   U.S. West Communications, Inc.
      5.69%, 10/25/95               1,000       996
--------------------------------------------------------
GROUP TOTAL                                   4,989
--------------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $41,022)        41,022
--------------------------------------------------------

                                     FACE
                                    AMOUNT   VALUE
                                    (000)    (000)+
--------------------------------------------------------
VARIABLE RATE OBLIGATIONS (3.3%)
--------------------------------------------------------
AGENCY (0.7%)
   ## Federal National
    Mortgage Association
      5.39%, 2/16/96               $  325   $   325
--------------------------------------------------------
FINANCE (2.6%)
   ## Wells Fargo & Co.
      5.81%, 8/16/96                  500       500
   ## World Savings & Loan Association
      5.88%, 3/15/96                  650       650
--------------------------------------------------------
GROUP TOTAL                                   1,150
--------------------------------------------------------
TOTAL VARIABLE RATE OBLIGATIONS (Cost $1,475) 1,475
--------------------------------------------------------
REPURCHASE AGREEMENT (5.9%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased at
    $2,640, collateralized by
    $2,497 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-5/15/03, valued at
    $2,672(Cost $2,638)             2,638     2,638
--------------------------------------------------------
TOTAL INVESTMENTS (101.1%) (Cost $45,135)    45,135
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
   Interest Receivable                            6
   Receivable for Fund Shares Sold                2
   Payable for Fund Shares Redeemed            (492)
   Payable for Administrative Fees               (2)
   Payable for Investment Advisory Fees         (12)
   Other Liabilities                            (13)
                                            -------
                                               (511)
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
   Applicable to 44,623,030 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)             $44,624
--------------------------------------------------------
NET ASSET VALUE PER SHARE                   $  1.00
--------------------------------------------------------
+    See Note A1 to Financial Statements.
##   Variable or floating rate securities-rate disclosed
      is as of September 30, 1995.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (100.5%)

--------------------------------------------------------
                      ++RATINGS    FACE
                      (STANDARD   AMOUNT     VALUE
 SEPTEMBER 30, 1995   & POOR'S)   (000)      (000)+
--------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (10.1%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      6.00%,
    10/20/23-9/20/24    Agy      $ 8,276   $  8,329
      6.50%,
     1/20/22-1/20/25    Agy        6,923      7,061
      7.00%,
     4/20/22-5/20/23    Agy        2,371      2,411
--------------------------------------------------------
GROUP TOTAL                                  17,801
--------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (34.2%)
   Federal Home Loan
    Mortgage Corporation:
     Gold Pools:
      10.00%, 1/1/21    Agy        1,390      1,512
      October TBA
      7.50%, 8/15/23    Agy       11,250     11,331
      November TBA
      7.50%,
      11/15/25          Agy        6,300      6,336
     Conventional Pools:
      8.25%, 10/1/06    Agy          148        151
      10.25%, 7/1/09    Agy          397        432
      11.00%, 1/1/16    Agy          575        638
      11.25%,
      9/1/10-12/1/14    Agy          775        859
      11.50%, 2/1/00    Agy            6          6
   Federal National
    Mortgage
    Association:
     Gold Pools:
      10.75%, 8/1/13    Agy          108        118
      11.25%,
       7/1/13-8/1/13    Agy          303        338
     Conventional Pools:
      10.00%, 5/1/22    Agy        1,333      1,450
      10.50%,
       11/1/17          Agy          217        238
      11.25%,
       11/1/00          Agy           85         95
      11.50%, 9/1/25    Agy        1,200      1,351
      October TBA
      7.50%,
    8/15/23-10/15/24    Agy       15,050     15,144
      November TBA
      7.00%,
      11/15/24          Agy        5,500      5,418
      7.50%,
       11/15/25         Agy        4,450      4,471

                      ++RATINGS    FACE
                      (STANDARD   AMOUNT     VALUE
                      & POOR'S)   (000)      (000)+
---------------------------------------------------------
   Government National
    Mortgage Association:
     Various Pools:
      10.50%,
       12/15/00          Agy      $    26   $     29
      11.00%,
      2/15/10-2/15/19    Agy        1,450      1,618
      November TBA
      7.50%, 8/15/24     Agy        8,900      8,972
---------------------------------------------------------
GROUP TOTAL                                   60,507
---------------------------------------------------------
ASSET BACKED CORPORATES (0.6%)
   ALPS Series 94-1 A4
    CMO
      7.80%, 7/15/99     AA           800        822
   #(+) Equitable Asset Trust
    Series 93-A
    5.00%, 10/15/08      AAA          207        206
---------------------------------------------------------
GROUP TOTAL                                    1,028
---------------------------------------------------------
ASSET BACKED MORTGAGES (0.7%)
   Security Pacific Home
    Equity Trust Series:
     (b) 91-A A2
      8.90%, 3/10/06     Aaa          151        152
     91-A B
      10.50%, 3/10/06    A+         1,050      1,096
---------------------------------------------------------
GROUP TOTAL                                    1,248
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 AGENCY COLLATERAL SERIES (0.9%)
   Federal Home Loan
    Mortgage Corporation
    Series:
     89-47 F PAC-1 (11)
      10.00%, 6/15/20    Agy          400        432
     92-1398 I Inv Fl
      10.612%,
      10/15/07           Agy          650        671
   Federal National
    Mortgage Association
     92-33 S Inv Fl
      12.90%, 3/25/22    Agy          185        199
   Goldman Sachs Trust IV
    Series:
     89-D 2 Inv Fl
      17.716%, 5/1/19    AAA          134        163
     89-E 2 Inv Fl
      12.573%,
      10/27/19           AAA           50         60
---------------------------------------------------------
GROUP TOTAL                                    1,525
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II
                      ++RATINGS     FACE
                     (STANDARD     AMOUNT     VALUE
(CONT'D)              & POOR'S)    (000)      (000)+
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 NON-AGENCY COLLATERAL SERIES (17.7%)
   American Southwest
    Financial Securities
    Corp. Series:
     (c) 93-2 A1
      7.30%, 1/18/09    AA       $ 1,222   $  1,233
     (b) 95-C1 A1B
      7.40%,
      11/17/04          Aaa        1,250      1,283
   Asset Securitization Corp.
    Series 95-D1 A1
      7.59%, 8/11/27    AAA        1,299      1,349
   (c) sec. BBS 4 B2
      8.528%,
       5/28/22
       (acquired
       8/5/92, cost
       $305)            A            305        308
   (b) Chase Mortgage Finance
    Corp. Series:
     93-N A8
      6.75%,
      11/25/24          Aaa        1,287      1,169
     94-H A7
      7.25%, 6/25/25    Aaa        1,600      1,516
   Citicorp Mortgage
    Securities, Inc. Series:
     90-11 A5
      9.50%, 7/25/20    AAA          208        212
     (c)(+) 95-2 B1
      7.50%, 4/25/25    AA           792        780
   (+) Equitable Life Assurance
    Society of the U.S.
      6.633%,
       7/23/03          AA         1,150      1,139
   First Boston Mortgage
    Securities Corp. Series:
     sec. 92-4 B1
      8.125%,
      10/25/22
      (acquired
      1/25/93, cost
      $334)             A            348        340
     (c) sec. 93-5 B1
      7.30%, 7/25/23
      (acquired
      7/19/95, cost
      $1,384)           A          1,456      1,406
   (+)  FSA Finance,
    Inc. Series
    95-1A
      7.42%, 6/1/07     AA           696        713
   GE Capital Mortgage
    Services, Inc.
    Series 94-24 A4
      7.00%, 7/25/24    AAA          582        541
   J.P. Morgan Commercial
    Mortgage Finance Corp.
     Series 95-C1 A1
      7.268%,
      7/25/10           AAA          862        877
   Mid-States Trust
    Series 88-2 A4
      9.625%, 4/1/03    AAA        1,050      1,153
   Mortgage Capital
    Funding, Inc.
     Series: 95-MC1 A1B
      7.60%, 5/25/27    AAA        1,300      1,348

                      ++RATINGS     FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)    (000)      (000)+
---------------------------------------------------------
   (c) Nomura Asset Securities
    Corp. Series:
     94-MD1 A2
      7.676%, 3/15/18    AA       $   750   $    774
   PNC Mortgage Securities
    Corp. Series: 94-3 A8
      7.50%, 8/15/24     AAA        2,117      2,068
   Prudential Home
    Mortgage Securities
     Co., Inc.
      Series:
     (b) sec. 92-33 B1
      7.50%, 11/15/22
       (acquired
       9/14/92, cost
       $533)             A2           561        542
     (+)  92A-B2 4
      7.90%, 4/28/22     AA         1,000        842
     (b) sec. 93-17 B1
      6.50%, 3/1/23
       (acquired
       4/14/93, cost
       $585)             Aa2          609        584
     (c)(+)  94-A 3B3
      6.803%, 4/28/24    A          1,450      1,316
   Residential
    Funding
    Mortgage
    Securities Co.,
    Inc.
     Series:
     92-S6 M
      7.50%, 2/25/22     AA         1,377      1,373
     93-MZ1 A2
      7.47%, 3/2/23      AA         1,000        980
     93-MZ2 A2
      7.47%, 5/30/23     AA           650        643
     (c) 93-MZ3 A2
      6.97%, 8/28/23     AA           700        658
     sec. 93-S27 M2
      7.50%, 6/25/23
       (acquired
       7/21/95, cost
       $783)             A            814        794
     sec. 94-S1 A19
      6.75%, 1/25/24
       (acquired
       5/22/95, cost
       $716)             AAA          785        746
     95-S11
      7.50%, 9/25/25     AAA        1,149      1,153
   Rural Housing
    Trust Series:
     87-1 M
      3.33%, 4/1/26      A-         1,818      1,657
     87-2 C
      6.83%, 4/1/26      AAA          647        641
    ## Ryland
    Mortgage
    Securities Corp.
    Series 92-A 1A
      8.302%, 3/29/30    A-           632        634

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      ++RATINGS    FACE
                      (STANDARD   AMOUNT     VALUE
                      & POOR'S)   (000)      (000)+
---------------------------------------------------------
   (b) Salomon Brothers
    Mortgage Securities
    Series 93-3 B1
      7.20%, 8/25/23    Aa2      $   636   $    615
--------------------------------------------------------
GROUP TOTAL                                  31,387
--------------------------------------------------------
FINANCE (10.7%)
   ## Bank of
    Hawaii, Honolulu
      5.988%,
       11/25/96         A            750        750
   ## Caterpillar Financial
    Services
      5.888%,
       6/20/97          A          1,350      1,347
   Countrywide Funding
      6.55%, 4/14/00    A          1,000        996
   Fireman's Fund
    Mortgage Corp.
      8.875%,
       10/15/01         BBB+         950      1,027
   ## First Chicago Corp.
      5.933%,
       10/3/97          A          1,525      1,522
   (+) First Hawaiian Bank,
    Series A
      6.93%, 12/1/03    A            600        588
   (b) FNBC Series 93-A
      8.08%, 1/5/18     A1         1,100      1,149
   ## Household Finance Corp.
      6.045%,
       8/11/97          A          1,350      1,349
   John Hancock
      7.375%,
       2/15/24          AA         1,350      1,253
   (+) Mass Mutual Life
      7.625%,
       11/15/23         AA-          750        729
   (+) Metropolitan Life
    Insurance
      7.45%, 11/1/23    AA         1,450      1,338
   (+) Nationwide Mutual
    Life Insurance
      7.50%, 2/15/24    AA-        1,250      1,158
   (+) New York Life Insurance
      7.50%,
       12/15/23         AA         1,325      1,270
   (+) Principal Mutual Life
    Insurance Co.
      7.875%, 3/1/24    AA-          825        794
   (+) Prudential Insurance Co.
      8.30%, 7/1/25     A          1,275      1,276
   ## Wells Fargo & Co.
      5.813%,
       8/16/96          A-         1,650      1,650
   ## World Savings & Loan
    Association
      5.875%,
       3/15/96          A+           750        750
--------------------------------------------------------
GROUP TOTAL                                  18,946
--------------------------------------------------------
FOREIGN GOVERNMENTS (12.8%)
   Government of Canada

      6.50%, 6/1/04     AA+    C$    825        563

      8.50%, 4/1/02     AA+        5,875      4,585

                      ++RATINGS     FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)    (000)      (000)+
---------------------------------------------------------
   Government of France
    O.A.T.

      8.50%, 11/25/02    AAA    FF 18,800   $  4,084

      8.50%, 10/25/19    AAA       11,150      2,372
      8.50%, 4/25/23     AAA        6,450      1,369
      9.50%, 1/25/01     AAA        6,750      1,521
   Kingdom of Denmark

      9.00%, 11/15/00    AAA    DK 12,400      2,399
   Treuhandanstalt

      7.125%, 1/29/03    AAA    DM  4,620      3,354

      7.75%, 10/1/02     AAA        2,130      1,602
   United Kingdom

      9.125%, 2/21/01    AAA    ECU   525        732

---------------------------------------------------------
GROUP TOTAL                                   22,581
---------------------------------------------------------
/ / HEDGED MORTGAGES (0.4%)
   Federal Home Loan
    Mortgage Corporation
    Series 1699-SD Inv
    Fl IO REMIC
      2.063%, 3/15/24    Agy      $10,993        659
---------------------------------------------------------
INDUSTRIALS (0.9%)
   (b) Columbia/HCA
    Healthcare
      7.69%, 6/15/25     A3         1,075      1,099
   (b) Rhone-Poulenc
    Rorer, Inc.
      8.62%, 1/5/21      A3           450        491
---------------------------------------------------------
GROUP TOTAL                                    1,590
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (3.6%)
   Bank of America
    Series A
      8.375%, 5/1/07     AA           182        184
   Beverly Finance
      8.36%, 7/15/04     AA-          675        712
   California Federal
    Savings & Loan
    Series 86-1A
      8.80%, 1/1/14      AA           122        122
   (+) Creekwood Capital
    Corp. Series 95-1 A
      8.47%, 3/16/15     AA           746        784
   (+) CVM Finance Corp.
      7.19%, 4/1/04      AA           592        595
   (b)(+) DeBartolo Capital Corp.
    Series A 2
      7.48%, 5/1/04      Aaa          400        415
   First Federal Savings
    & Loan Association
    Series 92-C
      8.75%, 6/1/06      AA            74         75
   (+) Lakewood Mall
    Finance Co.
    Series 95-C1 A
      7.00%, 8/13/10     AA           900        895

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II
                      ++RATINGS     FACE
                     (STANDARD     AMOUNT     VALUE
(CONT'D)              & POOR'S)    (000)      (000)+
---------------------------------------------------------
   Marine Midland Bank
    Series 91-1A7
      8.50%, 4/25/22    AA       $     6   $      7
   Mid-State Trust
    Series 95-4 A
      8.33%, 4/1/30     AAA          678        720
   Resolution Trust Corp.
    Series 92-5C
      8.628%,
       1/25/26          AA           706        722
   Ryland Acceptance
    Corp. IV Series 79-A
      6.65%, 7/1/11     AA         1,031        990
   Security Pacific Home
    Equity Trust
    Series 87-A1
      8.00%, 1/1/02     AA           134        134
--------------------------------------------------------
GROUP TOTAL                                   6,355
--------------------------------------------------------
TELEPHONES (0.5%)
   AT&T Corp.
      8.35%, 1/15/25    AA           900        980
--------------------------------------------------------
TRANSPORTATION (0.6%)
   (+) Jet Equipment
    Trust
    Series A11
      10.00%,
       6/15/12          A            950      1,095
--------------------------------------------------------
U.S. TREASURY SECURITIES (6.6%)
   U.S. Treasury Bond
      7.875%,
       2/15/21          Tsy        7,675      8,801
      (a) 8.75%,
       8/15/20          Tsy        1,325      1,657
   U.S. Treasury Note
      7.25%, 8/15/04    Tsy        1,300      1,390
--------------------------------------------------------
GROUP TOTAL                                  11,848
--------------------------------------------------------
YANKEE (0.2%)
   Hydro-Quebec
      9.40%, 2/1/21     A+           225        269
--------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $174,723)                                 177,819
--------------------------------------------------------
CASH EQUIVALENTS (28.7%)
--------------------------------------------------------
   Short-term Investments
    Held as Collateral for
    Loaned Securities (0.8%)       1,417      1,417
--------------------------------------------------------
COMMERCIAL PAPER (22.7%)
   Alabama Power
      5.71%, 10/27/95              1,800      1,792
   American General Finance
    Corp.
      5.71%, 11/2/95               1,800      1,791
   Barclays U.S. Funding
      5.74%, 10/30/95              1,800      1,792
   Bell Atlantic Financial
      5.72%, 10/11/95              1,800      1,797
   CIT Group Holdings, Inc.
      5.74%, 10/10/95              1,700      1,697

                                    FACE
                                   AMOUNT     VALUE
                                   (000)      (000)+
---------------------------------------------------------
   Cargill, Inc.
      5.72%, 10/6/95              $ 1,800   $  1,798
   E.I. du Pont de Nemours & Co.
      5.69%, 10/24/95               1,700      1,694
   Ford Motor Credit Corp.
      5.74%, 10/2/95                1,700      1,700
   General Electric Capital Corp.
      5.74%, 10/12/95               1,700      1,697
   Hershey Foods
      5.70%, 10/27/95               1,800      1,793
   Household Finance Corp.
      5.73%, 10/16/95               1,700      1,696
   Motorola Credit
      5.70%, 10/17/95               1,800      1,795
   National Rural Utilities
      5.80%, 10/11/95               1,800      1,797
   Philip Morris Cos., Inc.
      5.73%, 10/6/95                1,700      1,699
   Prudential Funding Corp.
      5.74%, 11/7/95                1,800      1,789
   Raytheon Co.
      5.72%, 10/4/95                1,800      1,799
   Sara Lee Corp.
      5.75%, 10/2/95                1,623      1,623
   Southwestern Bell
      5.75%, 10/16/95               1,800      1,796
   Transamerica Corp.
      5.74%, 10/5/95                1,700      1,699
   U.S. West, Inc.
      5.70%, 10/27/95               1,700      1,693
   Wal-Mart Stores, Inc.
      5.72%, 10/4/95                1,800      1,799
   Weyerhaeuser Mortgage Co.
      5.71%, 10/25/95               1,700      1,694
   Xerox Corp.
      5.70%, 11/6/95                1,800      1,790
---------------------------------------------------------
GROUP TOTAL                                   40,220
---------------------------------------------------------
REPURCHASE AGREEMENT (5.2%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased at
    $9,171, collateralized by
    $9,206 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $9,258 (Cost $9,166)            9,166      9,166
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $50,803)         50,803
---------------------------------------------------------
TOTAL INVESTMENTS (129.2%) (Cost
  $225,526)                                  228,622
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-29.2%)
   Interest Receivable                         2,272
   Receivable for Investments Sold                68
   Other Assets                                    1
   Payable for Fund Shares Redeemed              (30)
   Payable for Investments Purchased         (51,653)
   Payable for Administrative Fees               (13)
   Payable for Investment Advisory Fees         (165)

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                             (000)+
---------------------------------------------------------
   Payable for Daily Variation on Futures
    Contracts                               $  (115)
   Written Interest Rate Floors at Value       (571)
   Unrealized Loss on Forward Foreign
    Currency Contracts                          (12)
   Collateral on Securities Loaned, at
    Value                                    (1,417)
   Other Liabilities                            (42)
                                            -------
                                            (51,677)
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
   Applicable to 15,612,663 outstanding
   shares of beneficial interest
   (unlimited authorization, no par
   value)                                  $176,945
--------------------------------------------------------
NET ASSET VALUE PER SHARE                  $  11.33
--------------------------------------------------------
sec.   Restricted Security-Total cost of restricted
        securities at September 30, 1995 amounted to
        $4,640. Total market value of restricted
        securities owned at September 30, 1995 was
        $4,720 or 2.7% of net assets.
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
(a)    A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
(b)    Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
(c)    Fitch rating. Security is not rated by Standard
        & Poor's Corporation or Moody's Investor
        Service, Inc.
/ /    Securities purchased with proceeds from written
        floors. See Note A6.
#      Step Bond-Coupon rate is zero or below market
        for an initial period and then increases to a
        higher coupon rate thereafter.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1995.
(+)    144A security. Certain conditions for public
        sale may exist.
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1995.
IO     Interest Only.
PAC    Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.
C$     Canadian Dollar.
DK     Danish Krone.
DM     German Mark.
ECU    European Currency Unit.
FF     French Franc.

MORTGAGE-BACKED SECURITIES PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (105.3%)

---------------------------------------------------------
                      ++RATINGS      FACE
                      (STANDARD     AMOUNT    VALUE
 SEPTEMBER 30, 1995   & POOR'S)     (000)     (000)+
---------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (12.5%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      6.00%, 5/20/24       Agy     $ 1,534   $  1,537
      6.50%,
       1/20/23-2/20/24     Agy       4,601      4,670
---------------------------------------------------------
GROUP TOTAL                                     6,207
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (46.3%)
   Federal Home Loan
    Mortgage Corporation:
     Gold Pools:
      October TBA
      7.00%, 2/15/23       Agy       6,500      6,417
      November TBA
      7.50%, 11/15/25      Agy       1,250      1,257
   Federal National Mortgage
    Association:
     Conventional Pools:
      11.50%,
       2/1/15-12/1/15      Agy         226        255
      12.50%, 9/1/13       Agy          94        107
      October TBA
      7.50%, 8/15/23       Agy       4,200      4,226
      7.50%, 8/15/24       Agy       1,350      1,359
      November TBA
      7.50%, 11/15/25      Agy       1,250      1,256
   Government National Mortgage
    Association:
     Various Pools:
      12.00%,
       12/15/12-11/15/15   Agy       1,852      2,103
      November TBA
      7.50%, 8/15/24       Agy       6,000      6,049
---------------------------------------------------------
GROUP TOTAL                                    23,029
---------------------------------------------------------
ASSET BACKED MORTGAGES (1.3%)
   Security Pacific Home
    Equity
     Series 91-A B
      10.50%, 3/10/06      A+          645        673
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 AGENCY COLLATERAL SERIES (5.4%)
  (b) Collateralized Mortgage
    Obligation Trust Series:
     86-14 A2 Inv Fl
      12.00%, 4/1/09       Aaa          11         10

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MORTGAGE-BACKED
SECURITIES PORTFOLIO
                       ++RATINGS      FACE
                       (STANDARD    AMOUNT      VALUE
(CONT'D)               & POOR'S)     (000)     (000)+
---------------------------------------------------------
   Federal Home Loan
    Mortgage Corporation
    Series:
     90-1007 F Inv Fl
      20.708%, 1/15/20     Agy     $    15   $     17
     90-129 H PAC
      8.85%, 3/15/21       Agy         265        281
     92-1398 I Inv Fl
      10.612%, 10/15/07    Agy         330        341
   Federal National Mortgage
    Association Series:
     90-80 S Inv Fl
      17.232%, 7/25/20     Agy         108        126
     90-85 D
      9.50%, 9/25/19       Agy          50         51
     90-118 S Inv Fl
      27.392%, 9/25/20     Agy          90        122
     91-G 20 S Inv Fl
      19.238%, 6/25/21     Agy         100        123
     92-33 S Inv Fl
      12.90%, 3/25/22      Agy         265        285
     93-5 M
      7.00%, 1/25/08       Agy         366        364
   Goldman Sachs Trust IV
    Series
     89-D 2 Inv Fl
      17.716%, 5/1/19      AAA         166        202
   Kidder Peabody Mortgage
    Assets Trust Series:
     87-B Principal Only,
      4/22/18              N/R         455        352
     87-B IO
      9.50%, 4/22/18       N/R         455        117
   Morgan Stanley Mortgage Trust
    Series
     88-28 8 PAC
      9.40%, 10/1/18       AAA         244        266
   Texas Housing Agency
    Series
     87-A E Inv Fl
      11.513%, 8/1/16      Agy          44         46
---------------------------------------------------------
GROUP TOTAL                                     2,703
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 NON-AGENCY COLLATERAL SERIES (28.2%)
   American Housing Trust Series
    V 1G
      9.125%, 4/25/21      AAA         560        581
   (c) sec. BBS 4 B2
      8.528%, 5/28/22
       (acquired
       8/5/92-10/27/93,
       cost $190)          A           187        190
   Citicorp Mortgage
    Securities, Inc.
    Series
     93-9 A1
      7.00%, 3/25/20       AAA         489        489

                      ++RATINGS       FACE
                      (STANDARD      AMOUNT      VALUE
                      & POOR'S)      (000)      (000)+
---------------------------------------------------------
   CMC Securities Corp. IV
    Series
     94-G A4
      7.00%, 9/25/24       AAA     $   365   $    339
   Countrywide Funding Corp.
    Series
     94-12 A10
      7.00%, 5/25/24       AAA       1,645      1,521
   DLJ Mortgage Acceptance Corp.
    Series
     93-MF7 A1
      7.40%, 6/18/03       AAA         368        376
   (+) Equitable Life Assurance
    Society of the U.S.
      6.633%, 7/23/03      AA          375        371
   sec. First Boston Mortgage
    Securities Corp. Series
     92-4 B1
      8.125%, 10/25/22
       (acquired
       1/25/93-10/27/93,
       cost $155)          A           153        149
   GE Capital Mortgage
    Services, Inc. Series
     (+) 94-6 M
      6.50%, 4/25/24       AA          516        476
     94-23 A16
      7.50%, 8/25/24       AAA         550        521
     94-24 A4
      7.00%, 7/25/24       AAA         502        466
   Mid-State Trust Series:
     88-2 A4
      9.625%, 4/1/03       AAA         855        939
   ##(c) Nomura Asset Securities
    Corp. Series:
     94-MD1 A 1B
      7.526%, 3/15/18      A           265        274
     94-MD1 A2
      7.676%, 3/15/18      AA          215        222
   Old Stone Credit Corporation
    Series
     92-3 B1
      6.35%, 9/25/07       AAA          96         94
   Prudential Home
    Mortgage Securities Co.,
     Inc. Series:
     90-8 A5 PAC-1 (11)
      9.50%, 9/25/20       AAA         109        109
     (b) sec. 92-33 B1
      7.50%, 11/15/22
       (acquired
       11/30/92, cost
       $335)               A2          390        377
     (c)(+) 94-A 3B3
      6.803%, 4/28/24      A         1,320      1,198
   Residential Funding
    Mortgage Securities Co.,
     Inc. Series:
     92-S15 A5
      8.00%, 5/25/07       AAA          80         81

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                        STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        ++RATINGS      FACE
                        (STANDARD     AMOUNT    VALUE
                        & POOR'S)     (000)     (000)+
---------------------------------------------------------
     93-MZ1 A2
      7.47%, 3/2/23        AA      $   500   $    490
     sec. 93-S43 A10
      6.50%, 11/25/23
       (acquired 6/12/95,
       cost $545)          AAA         589        547
     94-S1 A19
      6.75%, 1/25/24       AAA         452        429
   Rural Housing Trust Series:
     87-1 M
      3.33%, 4/1/26        A-        1,151      1,049
     87-2 C
      6.83%, 4/1/26        AAA         769        761
   (b) Ryland Mortgage
    Securities Corp. Series
     93-4 A9
      7.50%, 8/25/24       Aaa       1,285      1,243
   Saxon Mortgage Securities
    Corp. Series
     93-8A A6
      7.375%, 9/25/23      AAA         752        712
---------------------------------------------------------
GROUP TOTAL                                    14,004
---------------------------------------------------------
/ / HEDGED MORTGAGES (2.7%)
   Federal Home Loan
    Mortgage Corporation
     Series:
     1415-S Inv Fl IO CMO
      17.563%, 11/15/07    Agy         287        112
     1476-S Inv Fl IO
      REMIC PAC
      4.106%, 2/15/08      Agy       2,606        229
     1485-S Inv Fl IO
      REMIC
      3.663%, 3/15/08      Agy       3,098        232
     1600-SA Inv Fl IO
      REMIC
      2.063%, 10/15/08     Agy       4,000        209
   Federal National Mortgage
    Association Series:
     92-186 S Inv Fl IO
      CMO
      3.106%, 10/25/07     Agy       4,517        305
     G 94-2 S Inv Fl IO
      REMIC
      2.225%, 1/25/24      Agy       4,868        257
---------------------------------------------------------
GROUP TOTAL                                     1,344
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (8.8%)
   Bank of America Series
     79-3
      9.50%, 11/1/08       AA          100        102
   Beverly Finance
      8.36%, 7/15/04       AA-         410        432
   (b)(+) DeBartolo Capital Corp.
    Series A 2
      7.48%, 5/1/04        Aaa         495        514

                        ++RATINGS      FACE
                        (STANDARD     AMOUNT    VALUE
                        & POOR'S)     (000)     (000)+
---------------------------------------------------------
   (+) Lakeside Finance Corp.
      6.47%, 12/15/00      AA      $   460   $    451
   Marine Midland Bank NA,
    Series
     91-1 A7
      8.50%, 4/25/22       AA            3          3
   Mid-State Trust Series
     95-4 A
      8.33%, 4/1/30        AAA         516        548
   Oakdale Mall
      7.95%, 5/01/01       AAA         525        540
   Resolution Trust Corp. Series
    92-5C
      8.628%, 1/25/26      AA          684        700
   Ryland Acceptance Corp. IV
    Series:
     79-A
      6.65%, 7/1/11        AA          133        128
   Sawgrass Financial
     93-A1
      6.45%, 1/20/06       AAA         495        490
   (+) Stratford Finance Corp.
      6.776%, 2/1/04       AA          495        477
---------------------------------------------------------
GROUP TOTAL                                     4,385
---------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
 AGENCY COLLATERAL SERIES (0.1%)
   First Boston Mortgage
    Corp. Series
     87-B2 IO
      8.985%, 4/25/17      AAA         328         76
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $51,726)   52,421
---------------------------------------------------------
CASH EQUIVALENTS (40.4%)
---------------------------------------------------------
U.S. TREASURY SECURITIES (1.5%)
   (a) U.S. Treasury Bill
     Zero Coupon, 2/1/96   Tsy         750        736
---------------------------------------------------------
COMMERCIAL PAPER (34.1%)
   Alabama Power Co.
      5.71%, 10/27/95                1,000        996
   American General Finance
    Corp.
      5.71%, 11/2/95                 1,000        995
   Barclays U.S. Funding
      5.74%, 10/30/95                1,000        995
   Cargill, Inc.
      5.72%, 10/6/95                 1,000        999
   E.I. du Pont de Nemours & Co.
      5.69%, 10/24/95                1,000        996
   Ford Motor Credit
    Corp.
      5.74%, 10/26/95                1,000        996
   Hershey Foods
      5.70%, 10/27/95                1,000        996
   Kellogg Co.
      5.70%, 10/31/95                1,000        995
   McDonald's Corp.
      5.72%, 10/11/95                1,000        998

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MORTGAGE-BACKED
SECURITIES PORTFOLIO
                                       FACE
                                      AMOUNT    VALUE
                                      (000)     (000)+
---------------------------------------------------------
   National Rural
    Utilities Corp.
      5.71%, 11/9/95               $ 1,000   $    994
   Norwest Financial,
    Inc.
      5.75%, 10/3/95                 1,000      1,000
   Prudential Funding
    Corp.
      5.74%, 11/7/95                 1,000        994
   Raytheon Co.
      5.72%, 10/4/95                 1,000      1,000
   Southwestern Bell Telephone
    Co.
      5.75%, 10/16/95                1,000        998
   U.S. West Communications,
    Inc.
      5.70%, 10/27/95                1,000        996
   Weyerhaeuser Mortgage Co.
      5.75%, 10/4/95                 1,000      1,000
   Xerox Corp.
      5.73%, 10/12/95                1,000        998
---------------------------------------------------------
GROUP TOTAL                                    16,946
---------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $2,393, collateralized by
    $2,349 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-1/31/00, valued at
    $2,429 (Cost $2,392)             2,392      2,392
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $20,074)          20,074
---------------------------------------------------------
TOTAL INVESTMENTS (145.7%) (Cost $71,800)      72,495
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-45.7%)
   Interest Receivable                            281
   Receivable for Investments Sold              1,338
   Receivable for Daily Variation Margin
    on Futures Contracts                           10
   Written Interest Rate Floors at Value       (2,403)
   Payable for Investments Purchased          (21,835)
   Payable for Administrative Fees                 (4)
   Payable for Investment Advisory Fees           (61)
   Other Liabilities                              (55)
                                              -------
                                              (22,729)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 4,742,149 outstanding
   shares of beneficial interest
   (unlimited authorization, no par value)   $ 49,766
---------------------------------------------------------
NET ASSET VALUE PER SHARE                    $  10.49
---------------------------------------------------------

---------------------------------------------------------
sec.   Restricted Security-Total cost of restricted
        securities at September 30, 1995 amounted to
        $1,225. Total market value of restricted
        securities owned at September 30, 1995 was
        $1,263 or 2.5% of net assets.
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
(a)    A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
(b)    Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
(c)    Fitch rating. Security is not rated by Standard
        & Poor's Corporation or Moody's Investor
        Service, Inc.
##     Variable or Floating rate security-rate
        disclosed is as of September 30, 1995.
/ /    Securities purchased with proceeds from written
        floors. See Note A6 to Financial Statements.
(+)    144A Security. Certain conditions for public
        sale may exist.
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1995.
IO     Interest Only.
N/R    Not rated by either Moody's Investor Service,
        Inc. or Standard & Poor's Corporation.
PAC    Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                        STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (89.5%)

 ---------------------------------------------------------
                       ++RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
 SEPTEMBER 30, 1995    & POOR'S)     (000)     (000)+
 ---------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (9.3%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      6.00%,
       10/20/23-2/20/24     Agy     $  2,615   $ 2,634
      6.50%,
       11/20/23-10/20/24    Agy        6,551     6,681
---------------------------------------------------------
GROUP TOTAL                                      9,315
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (6.5%)
   Federal Home Loan Mortgage
    Corporation:
     Gold Pools:
      10.50%, 11/1/19       Agy          429       470
      11.50%, 8/1/10        Agy          264       297
      12.00%,
       6/1/15-9/1/15        Agy          886     1,003
     Conventional Pools:
      11.00%, 5/1/20        Agy          286       317
      11.50%,
       4/1/11-1/1/19        Agy        1,483     1,660
   Federal National Mortgage
    Association:
     Conventional Pools:
      10.00%, 9/1/16        Agy          765       832
      10.50%, 4/1/15        Agy          332       364
   Government National Mortgage
    Association:
     Various Pools:
      11.00%,
       1/15/10-12/15/17     Agy          969     1,082
      11.50%,
       2/15/13-9/15/14      Agy          417       468
      12.00%, 8/15/13       Agy           83        94
---------------------------------------------------------
GROUP TOTAL                                      6,587
---------------------------------------------------------
ASSET BACKED CORPORATES (8.3%)
   ALPS Series 94-1 A2 CMO
      7.15%, 11/15/97       AA           483       489
   Case Equipment Loan Trust
    Series
     95-A
      7.65%, 3/15/02        A            350       358
     95-A A
      7.30%, 3/15/02        AAA          409       415
   (+) Cityscape Home Equity
    Loan Series 95-2 A1
      7.29%, 2/25/09        AAA          630       630
   ## Discover Card Master
    Trust I Series 93-1 A
      6.145%, 10/16/01      AAA          400       401
   #(+) Equitable Asset Trust
    Series 93-A
      5.00%, 10/15/08       AAA          245       244

                        ++RATINGS       FACE
                        (STANDARD      AMOUNT     VALUE
                        & POOR'S)       (000)    (000)+
---------------------------------------------------------
   General Motors Acceptance
    Corp. Series:
     92-E A
      4.75%, 8/15/97        AAA     $    272   $   270
     93-A A Grantor Trust
      4.15%, 3/15/98        AAA           59        58
   Green Tree Financial Series:
     94-5 A1
      6.60%, 8/15/98        AA           354       355
     94-8 A1
      7.75%, 4/15/25        AAA          662       668
   IBM Credit Receivables
    Lease Asset Master Trust
     Series 93-1 A
      4.55%, 11/15/00       AAA          343       338
   Navistar Financial Corp.
    Series:
     93-A A2
      4.475%, 10/15/98      AAA          474       471
     94-B A
      6.40%, 1/15/00        AAA          401       402
   Olympic Automobile
    Receivables Trust Series:
     94-A1
      5.65%, 1/15/01        AAA          583       579
     94-B B
      6.95%, 6/15/01        AAA          569       573
   Onyx Acceptance Trust
    Series
     94-1 A
      6.90%, 1/17/00        AAA          412       416
   Premier Auto Trust Series:
     92-2 A
      6.375%, 9/15/97       AAA          165       165
     92-3 B
      6.25%, 11/15/97       A            279       279
     94-3 B
      6.80%, 12/2/99        AA           399       401
   Western Financial Auto
    Grantor Trust Series:
     93-3 A1
      4.25%, 12/1/98        AAA          239       235
     94-1 A1
      5.10%, 6/1/99         AAA          336       331
   Western Financial Series:
     93-A1
      4.45%, 7/1/98         AAA          133       131
     93-A2
      4.70%, 10/1/98        AAA          105       104
---------------------------------------------------------
GROUP TOTAL                                      8,313
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-NON-AGENCY
  COLLATERAL SERIES (2.4%)
   Citicorp Mortgage
    Securities, Inc. REMIC
    Series:
     93-9 A1
      7.00%, 3/25/20        AAA          275       275

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO

                        ++RATINGS    FACE
                         (STANDARD  AMOUNT     VALUE
 (CONT'D)                & POOR'S)    (000)     (000)+
 ---------------------------------------------------------
   GE Capital Mortgage
    Services, Inc. Series
     93-14 A2
      5.75%, 4/25/11        AAA     $    900   $   887
   Old Stone Credit
    Corporation
     Series 92-3 B1
      6.35%, 9/25/07        AAA          200       195
   Residential Funding
    Mortgage Securities Co.,
     Inc. Series
     93-MZ1 A1
      7.47%, 3/2/23         AA           270       270
   Security Pacific Home
    Equity Loan Trust
     Series 91-1 B
      8.85%, 5/15/98        AAA          750       777
---------------------------------------------------------
GROUP TOTAL                                      2,404
---------------------------------------------------------
FEDERAL AGENCY (2.2%)
   ## Federal National Mortgage
    Association
      6.02%, 2/16/96        AAA          675       675
   ##(b) Student Loan Marketing
    Association
      5.64%, 10/30/97       Aaa        1,500     1,500
---------------------------------------------------------
GROUP TOTAL                                      2,175
---------------------------------------------------------
FINANCE (19.2%)
   Allstate Corp.
      5.875%, 6/15/98       A          1,125     1,112
   ## Bankers Trust
    New York Corp.
      5.48%, 10/30/95       A+         1,500     1,500
   Barclays American Corp.
      7.875%, 8/15/98       AA           450       468
   ## Caterpillar Financial
    Services
      5.888%, 6/20/97       A            600       599
   ##(b) Corestates Capital
      5.46%, 10/16/96       A1           250       250
   Countrywide Funding
      7.32%, 8/15/00        A            650       668
   ## Dean Witter Discover
    & Co.
      6.075%, 11/15/96      A            700       700
   (+) Farmers Insurance
      8.50%, 8/1/04         BBB-         700       709
   ## FNBC
      5.49%, 5/10/96        A+         1,600     1,582
   ## General Electric
    Capital Corp.
      5.44%, 6/3/96         AAA          500       499
   ## General Motors Acceptance
    Corp.
      6.00%, 12/30/98       BBB+         600       592
      7.125%, 7/1/97        BBB+         100       101

                        ++RATINGS        FACE
                        (STANDARD       AMOUNT     VALUE
                        & POOR'S)        (000)    (000)+
---------------------------------------------------------
   Heller Financial, Inc.
      7.875%, 11/1/99       A       $    525   $   550
      8.85%, 4/15/96        A            225       228
   ## Household Finance Corp.
    Series 89-2 A
      6.04%, 12/20/04       AAA           25        25
   Household International
      6.00%, 3/15/99        A            400       395
   International Lease Finance
      5.92%, 1/15/98        A+           550       546
      6.25%, 10/15/97       A+           700       703
   Lehman Bros. Holdings, Inc.
      8.375%, 4/1/97        A            800       821
   ## Marshall & Ilsley Bank
      5.898%, 5/26/97       A+           725       725
   ##(b) Mercantile Bank
      6.066%, 11/18/96      A1           725       726
   (+) Metropolitan Life
    Insurance Co.
      6.30%, 11/1/03        AA           675       642
   ## NationsBank Texas
      5.875%, 6/18/97       A+           700       700
   (+) Nationwide Mutual
    Insurance Co.
      6.50%, 2/15/04        AA-          675       650
   (+) New York Life
      6.40%, 12/15/03       AA           675       652
   #(+) Prudential Insurance Co.
      6.875%, 4/15/03       A2           400       388
   ## Signet Master Trust 93-2A
      6.375%, 2/15/99       AAA          500       500
   ##(+) Superior Wholesale
    Inventory Financing Trust
    Series 94-A
      6.325%, 1/15/99       A            650       650
   ## Toyota Motor Credit
      5.46%, 6/3/96         AAA          500       499
   ## Wells Fargo & Co.
      5.813%, 8/16/96       A-           700       700
   ## World Savings & Loan
    Association
      5.875%, 3/15/96       A+           350       350
---------------------------------------------------------
GROUP TOTAL                                     19,230
---------------------------------------------------------
INDUSTRIALS (3.2%)
   (b) Columbia/HCA Healthcare
      6.87%, 9/15/03        A3           490       492
   Ford Motor Co.
    Series 93-A4
      5.30%, 7/1/97         A+           750       739
   News America
    Holdings, Inc.
      8.625%, 2/1/03        BBB          500       545
   RJR Nabisco, Inc.
      8.625%, 12/1/02       BBB-         250       256
   Tele-Communications Inc.
      8.25%, 1/15/03        BBB-         500       525

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        ++RATINGS      FACE
                        (STANDARD     AMOUNT    VALUE
                        & POOR'S)     (000)     (000)+
---------------------------------------------------------
   Time Warner, Inc.
      9.625%, 5/1/02        BBB-    $    550   $   622
---------------------------------------------------------
GROUP TOTAL                                      3,179
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (1.0%)
   (b) Town & Country
    Funding Corp.
      5.85%, 8/15/98        Aa2        1,000       980
---------------------------------------------------------
U.S. TREASURY SECURITIES (37.4%)
   U.S. Treasury Notes
      4.375%, 11/15/96      Tsy        8,310     8,183
      5.125%, 6/30/98       Tsy        4,500     4,412
      5.625%, 1/31/98       Tsy        6,225     6,189
      7.625%, 4/30/96       Tsy        2,200     2,224
      7.875%, 7/31/96       Tsy        7,650     7,778
      8.75%, 10/15/97       Tsy        8,250     8,698
---------------------------------------------------------
GROUP TOTAL                                     37,484
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $89,355)    89,667
---------------------------------------------------------
CASH EQUIVALENT (10.3%)
---------------------------------------------------------
REPURCHASE AGREEMENT (10.3%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased at
    $10,281, collateralized by
    $10,321 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $10,379 (Cost $10,275)            10,275    10,275
---------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (Cost $99,630)        99,942
---------------------------------------------------------


                                                VALUE
                                               (000)+
 ---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
   Interest Receivable                         $ 1,399
   Receivable for Fund Shares Sold                  40
   Payable for Investments Purchased            (1,096)
   Payable for Administrative Fees                  (7)
   Payable for Investment Advisory Fees            (67)
   Other Liabilities                               (25)
                                               -------
                                                   244
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 9,619,780 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)               $100,186
---------------------------------------------------------
NET ASSET VALUE PER SHARE                     $  10.41
---------------------------------------------------------
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
(b)    Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate is zero or below market
        for an initial period and then increases to a
        higher coupon rate thereafter.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1995.
(+)    144A security. Certain conditions for public
        sale may exist.
CMO    Collateralized Mortgage Obligation.
REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                             49

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (105.6%)

---------------------------------------------------------
                      ++RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
SEPTEMBER 30, 1995    & POOR'S)      (000)     (000)+
---------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (9.9%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      5.50%, 8/20/23      Agy         $  138  $   137
      6.00%,
       10/20/23-6/20/25   Agy         17,456   17,599
      6.50%,
       1/20/22-10/20/24   Agy         20,481   20,816
---------------------------------------------------------
GROUP TOTAL                                    38,552
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (23.5%)
   Federal Home Loan Mortgage
    Corporation:
     Gold Pools:
      10.50%,
       11/1/15-4/1/21     Agy          1,268    1,390
      November TBA
      7.50%,
       8/15/24-11/15/25   Agy         22,950   23,079
     Conventional Pools:
      10.50%,
       8/1/15-10/1/20     Agy            694      760
      11.00%,
       12/1/10-9/1/20     Agy          3,893    4,314
      11.75%, 12/1/17     Agy            191      214
   Federal National Mortgage
    Association:
     Conventional Pools:
      10.50%,
       8/1/15-4/1/22      Agy          3,666    4,018
      October TBA
      7.50%, 8/15/23      Agy          8,500    8,553
      November TBA
      7.00%, 11/15/24     Agy         10,000    9,850
      7.50%, 11/15/25     Agy          9,750    9,796
   Government National Mortgage
    Association:
     Various Pools:
      10.50%,
       10/15/15-5/15/18   Agy            952    1,053
      11.00%,
       1/15/10-12/15/15   Agy          1,855    2,069
      12.00%, 4/15/14     Agy             65       73
      November TBA
      7.50%, 8/15/24      Agy         26,500   26,715
---------------------------------------------------------
GROUP TOTAL                                    91,884
---------------------------------------------------------


                       ++RATINGS       FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
ASSET BACKED CORPORATES (0.8%)
   ALPS Series:
     94-1 A4 CMO
      7.80%, 7/15/99      AA          $  950  $   977
     94-1 C CMO
      9.35%, 3/15/00      BBB          1,617    1,671
   #(+) Equitable Asset
    Trust Series 93-A
      5.00%, 10/15/08     AAA            471      469
---------------------------------------------------------
GROUP TOTAL                                     3,117
---------------------------------------------------------
ASSET BACKED MORTGAGES (0.8%)
   Security Pacific Home
    Equity Trust Series:
     (b) 1-A A2
      8.90%, 3/10/06      Aaa          1,675    1,695
     91-A B
      10.50%, 3/10/06     A+           1,298    1,354
---------------------------------------------------------
GROUP TOTAL                                     3,049
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 AGENCY COLLATERAL SERIES (1.8%)
   (b) Collateralized
    Mortgage Obligation
    Trust Series 86-14 A2
    Inv Fl
      12.00%, 4/1/09      Aaa             38       38
   Federal Home Loan
    Mortgage Corporation
    Series:
     88-22 C PAC 11
      9.50%, 4/15/20      Agy             46       49
     92-1398 I Inv Fl
      10.612%, 10/15/07   Agy          2,205    2,276
   Federal National Mortgage
    Association Series:
     90-80 S Inv Fl
      17.232%, 7/25/20    Agy            145      170
     92-33 S Inv Fl
      12.90%, 3/25/22     Agy            610      656
   Goldman Sachs Trust IV
    Series:
     89-D 2 Inv Fl
      17.716%, 5/1/19     AAA          2,756    3,356
     89-E 2 Inv Fl
      12.573%, 10/27/19   AAA            385      463
   Texas Housing Agency
    Series 87-A E Inv Fl
      11.513%, 8/1/16     Agy             30       31
---------------------------------------------------------
GROUP TOTAL                                     7,039
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 NON-AGENCY COLLATERAL SERIES (13.2%)
   American Housing
    Trust Series:
     IV 2
      9.553%, 9/25/20     A           $  350  $   363
     V 1G
      9.125%, 4/25/21     AAA          1,650    1,711
   American Southwest
    Financial Securities Corp.
     Series:
     (b) 95-C1 A1B
      7.40%, 11/17/04     Aaa          3,000    3,080
   (c) sec.BBS 4 B2
      8.528%, 5/28/22
       (acquired 8/5/92,
       cost $821)         A              819      829
   (b) Chase Mortgage
    Finance Corp. Series
    93-N A8
      6.75%, 11/25/24     Aaa          2,800    2,544
   Chemical Mortgage
    Securities, Inc.
    Series 93-1M
      7.45%, 2/25/23      AA             230      225
   Citicorp Mortgage
    Securities, Inc.
    Series 90-11 A5
      9.50%, 7/25/20      AAA            542      551
   CMC Securities Corp.
    IV Series 94-G A4
      7.00%, 9/25/24      AAA          1,800    1,671
   (+) Equitable Life
    Assurance Society of
    the U.S.
      6.633%, 7/23/03     AA           2,200    2,179
   sec. First Boston
    Mortgage Corp. Series
    92-4 B1
      8.125%, 10/25/22
       (acquired 1/26/93,
       cost $1,126)       A            1,179    1,150
   (+) FSA Finance, Inc. Series
     95-1A
      7.42%, 6/1/07       AA           1,790    1,834
   (+) GE Capital
    Mortgage Services,
    Inc. Series:
     94-13 B1
      6.50%, 4/25/24      N/R          5,422    4,880
     94-24 A4
      7.00%, 7/25/24      AAA          1,681    1,561
   Mid-State Trust Series
    88-2 A4
      9.625%, 4/1/03      AAA            725      796
   (c) Nomura Asset
    Securities Corp.
    Series:
     94-MD1 A3
      8.026%, 3/15/18     A            1,200    1,266

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
   Prudential Home
    Mortgage Securities
    Co.,
     Inc. Series:
     90-5 A3
      9.50%, 5/25/05      AAA         $  428  $   428
     90-8 A5 PAC-1 (11)
      9.50%, 9/25/20      AAA          2,379    2,379
     (+) 92-A 2B4
      7.90%, 4/28/22      AA           2,598    2,187
     (+) 93-B 1B1
      7.837%, 4/28/23     AA           3,055    3,048
     (c) (+) 94-A 3B5
      6.803%, 4/28/24     A            3,212    2,945
   Residential Funding
    Mortgage Securities
    Co.,
     Inc. Series:
     sec. 92-S6 M
      7.50%, 2/25/22
       (acquired
       11/18/94, cost
       $162)              AA             184      183
     92-S15 A5
      8.00%, 5/25/07      AAA             54       55
     93-MZ1 A2
      7.47%, 3/2/23       AA           2,800    2,743
     sec. 93-MZ2 A2
      7.47%, 5/30/23
       (acquired 5/12/93,
       cost $2,153)       AA           2,150    2,127
   Rural Housing Trust
    Series:
     87-1 D
      6.33%, 4/1/26       AAA          3,261    3,176
     87-1 M
      3.33%, 4/1/26       A-             915      834
     87-2 C
      6.83%, 4/1/26       AAA          2,104    2,083
   Ryland Mortgage
    Securities Corp.
    Series:
     92-A 1A
      8.302%, 3/29/30     A-           2,107    2,113
     94-7B 4A2
      7.50%, 8/25/25      AAA          2,700    2,603
---------------------------------------------------------
GROUP TOTAL                                    51,544
---------------------------------------------------------
ENERGY (1.0%)
   Maxus Energy Corp.
      10.83%, 9/1/04      BB-          2,375    2,488
   Mobile Energy Services
      8.665%, 1/1/17      BBB-         1,250    1,308
---------------------------------------------------------
GROUP TOTAL                                     3,796
---------------------------------------------------------
FINANCE (13.9%)
   ## Bank of Hawaii
    Honolulu
      5.988%, 11/25/96    A            2,000    2,001
   ## Caterpillar
    Financial Services
      5.888%, 6/20/97     A            3,450    3,443

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO
                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
(CONT'D)               & POOR'S)       (000)   (000)+
---------------------------------------------------------
   Conseco, Inc.
      8.125%, 2/15/03     BB+        $ 2,430  $ 2,313
   (+) Farmers Insurance
      8.625%, 5/1/24      BBB-         2,200    2,073
   Fireman's Fund
    Mortgage Corp.
      8.875%, 10/15/01    BBB+           175      189
   (+) First Hawaiian
    Bank, Series A
      6.93%, 12/1/03      A            1,825    1,788
   First Union REIT
      8.875%, 10/1/03     BB+          1,050      961
   (b) FNBC Series 93-A
      8.08%, 1/5/18       A1           3,050    3,185
   ## Ford Motor Credit
    Corp.
      6.075%, 11/3/97     A+           4,050    4,050
   Home Holdings, Inc.
      8.625%, 12/15/03    B-           2,740    2,206
   ## Marshall & Ilsley Bank
      5.898%, 5/26/97     A+           3,500    3,499
   (+) Mass Mutual
      7.625%, 11/15/23    AA-          2,250    2,188
   (+) Metropolitan Life
    Insurance
      7.45%, 11/1/23      AA           2,250    2,077
   # Mutual Life
    Insurance Co. of New
    York
      0.00%, 8/15/24      BBB          2,500    1,959
   (+) Nationwide Mutual
    Life Insurance
      7.50%, 2/15/24      AA-          4,525    4,192
   (+) New York Life
    Insurance
      7.50%, 12/15/23     AA           3,650    3,497
   (+) Principal Mutual
    Life Insurance Co.
      7.875%, 3/1/24      AA-          2,450    2,357
   (+) Prudential Insurance Co.
      8.30%, 7/1/25       A            2,900    2,903
   Reliance Group
    Holdings
      9.00%, 11/15/00     BB+          1,175    1,175
   (+) United Savings of Texas
      9.05%, 5/15/98      BB+          1,100    1,090
   ## Wells Fargo & Co.
      5.813%, 8/16/96     A-           4,600    4,599
   ## World Savings &
    Loan Association
      5.875%, 3/15/96     A+           2,300    2,300
---------------------------------------------------------
GROUP TOTAL                                    54,045
---------------------------------------------------------
FOREIGN GOVERNMENTS (12.9%)
   Government of Canada
      6.50%, 6/1/04       AA+    C$    1,625    1,109
      8.50%, 4/1/02       AA+         14,700   11,471
   Government of France
    O.A.T.
      8.50%, 11/25/02     AAA     FF  38,000    8,256
      8.50%, 10/25/19     AAA         25,370    5,396


                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
      8.50%, 4/25/23      AAA     FF  23,365  $ 4,960
      9.50%, 1/25/01      AAA         15,800    3,561
   Kingdom of Denmark
      9.00%, 11/15/00     AAA      DK 29,250    5,660
   Treuhandanstalt
      7.125%, 1/29/03     AAA      DM  5,800    4,211
      7.75%, 10/1/02      AAA          4,735    3,561
   United Kingdom
      9.125%, 2/21/01     AAA      ECU 1,625    2,265
---------------------------------------------------------
GROUP TOTAL                                    50,450
---------------------------------------------------------
/ / HEDGED MORTGAGES (2.5%)
   Federal Home Loan
    Mortgage Corporation
     Series:
     1415-S Inv Fl IO CMO
      17.563%, 11/15/07   Agy    $     1,404      547
     1476-S Inv Fl IO
      REMIC PAC
      4.106%, 2/15/08     Agy         13,895    1,221
     1485-S Inv Fl IO
      REMIC
      3.663%, 3/15/08     Agy         14,626    1,094
     1600-SA Inv Fl IO
      REMIC
      2.063%, 10/15/08    Agy         25,650    1,339
   Federal National Mortgage
    Association Series:
     92-186 Inv Fl IO CMO
      3.106%, 10/25/07    Agy         24,314    1,645
     94-33S Inv Fl IO
      2.225%, 3/25/09     Agy         40,221    2,118
     G 94-2 S Inv Fl IO
      REMIC
      2.225%, 1/25/24     Agy         31,451    1,661
---------------------------------------------------------
GROUP TOTAL                                     9,625
---------------------------------------------------------
INDUSTRIALS (8.3%)
   Alateif Freeport Finance
      9.75%, 4/15/01      BBB-         1,755    1,925
   ## Blue Bell Funding
      11.85%, 5/1/99      BB-            134      141
   (b) Columbia/HCA Healthcare
      7.69%, 6/15/25      A3           2,300    2,351
   Comcast Corp.
      9.375%, 5/15/05     B+           2,500    2,544
   Digital Equipment Corp.
      8.625%, 11/1/12     BB+          1,475    1,528
   DR Structured Finance Series
    94K2
      9.35%, 8/15/19      BBB          1,280    1,263
   Federated Department Stores,
    Inc.
      10.00%, 2/15/01     BB-          2,600    2,818
   Fleming Cos., Inc.
      10.625%, 12/15/01   BB-          1,925    2,055

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
   News America
    Holdings, Inc.
      10.125%, 10/15/12   BBB        $ 3,312  $ 3,858
   Paramount Communications
      8.25%, 8/1/22       BB+          1,750    1,725
   (b) Rhone-Poulenc Rorer, Inc.
      8.62%, 1/5/21       A3           2,000    2,182
   RJR Nabisco, Inc.
      8.75%, 4/15/04      BBB-         3,060    3,098
   Scotia Pacific Holding Co.
      7.95%, 7/20/15      BBB          1,633    1,672
   Southland Corp.
      5.00%, 12/15/03     BB+          3,955    3,070
   Time Warner, Inc.
      9.15%, 2/1/23       BBB-         2,215    2,407
---------------------------------------------------------
GROUP TOTAL                                    32,637
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (4.6%)
   Beverly Finance
      8.36%, 7/15/04      AA-          2,300    2,427
   (+) Creekwood Capital
    Corp. Series 95-1 A
      8.47%, 3/16/15      AA           1,740    1,829
   (b) (+) DeBartolo Capital
    Corp. Series A 2
      7.48%, 5/1/04       Aaa          2,600    2,699
   First Federal Savings
    & Loan Association
     Series 92-C
      8.75%, 6/1/06       AA              85       86
   (+) Lakewood Mall
    Finance Co. Series
    95-C1 A
      7.00%, 8/13/10      AA           1,900    1,890
   Marine Midland Bank NA
    Series 91-1 A7
      8.50%, 4/25/22      AA              22       23
   Mid-State Trust Series
    95-4 A
      8.33%, 4/1/30       AAA          2,211    2,348
   Resolution Trust Corp.
    Series 92-5C
      8.628%, 1/25/26     AA           1,985    2,032
   Ryland Acceptance
    Corp. IV Series 79-A
      6.65%, 7/1/11       AA           2,040    1,958
   Security Pacific Home
    Equity Trust Series
     87-A1
      8.00%, 1/1/02       AA              85       85
   sec. Shearson American
    Express Series A
      9.625%, 12/1/12
       (acquired 8/24/92-
       5/25/93, cost
       $412)              AA             395      403
   (+) Stratford Finance Corp.
      6.776%, 2/1/04      AA           2,300    2,214
---------------------------------------------------------
GROUP TOTAL                                    17,994
---------------------------------------------------------

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
TELEPHONES (1.9%)
   AT&T Corp.
      8.35%, 1/15/25      AA         $ 1,100  $ 1,197
   Comcast Cellular Corp.
    Series A,
      Zero Coupon, 3/5/00 B+           2,000    1,525
   (+) Rogers Cable
    Systems Series B
      10.00%, 3/15/05     BB+          1,975    2,074
   Tele-Communications,
    Inc.
      9.25%, 1/15/23      BBB-         2,450    2,546
---------------------------------------------------------
GROUP TOTAL                                     7,342
---------------------------------------------------------
TRANSPORTATION (1.4%)
   Delta Airlines Trust
    Series 93-B2
      10.06%, 1/2/16      BB+          1,915    2,204
   Jet Equipment Trust
    Series:
     (+) 95-C
      10.69%, 5/1/15      BBB-         1,500    1,688
     (+) B1
      10.91%, 6/15/06     BB+            599      679
     (+) CL-C
      9.71%, 2/15/15      BBB            800      839
---------------------------------------------------------
GROUP TOTAL                                     5,410
---------------------------------------------------------
U.S. TREASURY SECURITIES (6.4%)
   (a) U.S. Treasury Bond
      7.875%, 2/15/21     Tsy         19,975   22,906
   U.S. Treasury Note
      7.25%, 8/15/04      Tsy          2,000    2,138
---------------------------------------------------------
GROUP TOTAL                                    25,044
---------------------------------------------------------
UTILITIES (0.2%)
   Long Island Lighting Co.
      8.90%, 7/15/19      BB+            975      978
---------------------------------------------------------
YANKEE (2.5%)
   CFE Petacalco
    Topolobamp
      8.125%, 12/15/03    BB             825      639
   PDV America, Inc.
      7.875%, 8/1/03      BB-          2,025    1,871
   # Republic of
    Argentina
      5.00%, 3/31/23      BB-          8,510    4,127
   United Mexican States
      6.25%, 12/31/19     BB           5,050    3,030
---------------------------------------------------------
GROUP TOTAL                                     9,667
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $399,745) 412,173
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO
                       ++RATINGS
                       (STANDARD                 VALUE
(CONT'D)               & POOR'S)     SHARES     (000)+
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
---------------------------------------------------------
   Unisys Corp. Series A
    $3.75 (Cost $2,146)   B-          49,750  $ 1,859
---------------------------------------------------------
RIGHTS (0.0%)
---------------------------------------------------------
   * Mexico Recovery
    Rights, expiring
    6/30/03 (Cost $0)              5,050,000       --
---------------------------------------------------------
CASH EQUIVALENTS (16.1%)
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
                                     -------
U.S. TREASURY SECURITY (0.1%)
   (a) U.S. Treasury Bill
    Zero Coupon, 12/14/95 Tsy    $       500      495
---------------------------------------------------------
COMMERCIAL PAPER (11.3%)
   American General
    Finance Corp.
      5.71%, 11/2/95                   4,000    3,980
   Barclays U.S. Funding
      5.74%, 10/30/95                  4,000    3,982
   Bell Atlantic Financial
      5.72%, 10/11/95                  4,000    3,994
   Cargill, Inc.
      5.72%, 10/6/95                   4,000    3,997
   E.I. du Pont de Nemours &
    Co.
      5.69%, 10/24/95                  4,000    3,985
   Hershey Foods Corp.
      5.70%, 10/27/95                  4,000    3,984
   Household Finance Corp.
      5.73%, 10/16/95                  4,000    3,990
   Prudential Funding Corp.
      5.74%, 11/7/95                   4,000    3,976
   Raytheon Co.
      5.72%, 10/4/95                   4,000    3,998
   Southwestern Bell
      5.75%, 10/16/95                  4,000    3,990
   Weyerhaeuser Mortgage Co.
      5.71%, 10/25/95                  4,000    3,985
---------------------------------------------------------
GROUP TOTAL                                    43,861
---------------------------------------------------------


                                    FACE
                                   AMOUNT      VALUE
                                    (000)     (000)+
---------------------------------------------------------
REPURCHASE AGREEMENT (4.7%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $18,417, collateralized
    by $18,488 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $18,592        $18,407  $18,407
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $62,763)          62,763
---------------------------------------------------------
TOTAL INVESTMENTS (122.2%) (Cost $464,654)    476,795
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-22.2%)
   Dividends Receivable                            47
   Interest Receivable                          6,597
   Receivable for Fund Shares Sold                813
   Receivable for Investments Sold                124
   Other Assets                                     2
   Payable for Fund Shares Redeemed               (90)
   Payable for Investments Purchased          (77,989)
   Payable for Administrative Fees                (28)
   Payable for Investment Advisory Fees          (368)
   Payable for Daily Variation on Futures
    Contracts                                    (164)
   Unrealized Loss on Forward Foreign
    Currency Contracts                           (285)
   Written Interest Rate Floors at Value      (14,963)
   Other Liabilities                             (233)
                                              -------
                                              (86,537)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 31,154,715 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)              $390,258
---------------------------------------------------------
NET ASSET VALUE PER SHARE                    $  12.53
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

---------------------------------------------------------
sec.   Restricted Security-Total cost of restricted
        securities at September 30, 1995 amounted to
        $4,674. Total market value of restricted
        securities owned at September 30, 1995 was
        $4,692 or 1.2% of net assets.
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
*      Non-income producing security.
(a)    A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
(b)    Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
(c)    Fitch rating. Security is not rated by Standard
        & Poor's Corporation or Moody's Investor
        Service, Inc.
/ /    Securities purchased with proceeds from written
        floors. See Note A6 to Financial Statements.
#      Step Bond-Coupon rate is zero or below market
        for an initial period and then increases to a
        higher coupon rate thereafter.
##     Variable or floating rate security-rate
        disclosed is as of September 30, 1995.
(+)    144A security. Certain conditions for public
        sale may exist.
CMO    Collateralized Mortgage Obligation.
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1995.
IO     Interest Only.
N/R    Not rated by either Moody's Investor Service,
        Inc. or Standard & Poor's Corporation.
PAC    Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.
C$     Canadian Dollar.
DK     Danish Krone.
DM     German Mark.
ECU    European Currency Unit.
FF     French Franc.

MUNICIPAL
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (99.7%)

 ---------------------------------------------------------
                       ++RATINGS       FACE
                       (STANDARD     AMOUNT      VALUE
 SEPTEMBER 30, 1995    & POOR'S)      (000)     (000)+
 ---------------------------------------------------------
MUNICIPAL BONDS (96.3%)
   Adelanto, CA School
    District
      Zero Coupon, 9/1/18   AAA     $   4,350   $ 1,024
   Aldine, TX Independent
    School District
      Zero Coupon, 2/15/07  AAA           750       407
   Allegheny County, PA
    Sanitation Authority
    Series B
      Zero Coupon, 6/1/10   AAA         1,500       645
   Austin, TX Utility
    Systems Revenue Bond
      Zero Coupon,
       11/15/09             AAA           850       380
   Benicia, CA School
    District
      Zero Coupon, 8/1/11   AAA         3,480     1,329
   California State
      Zero Coupon, 3/1/04   A             375       242
   Center Township, PA
    Sewer Authority Series
    A
      Zero Coupon, 4/15/19  AAA           855       206
   Central Valley, CA
    Finance Authority
      5.70%, 7/1/03         BBB-          125       126
   Chicago, IL
    Metropolitan Water
      5.25%, 12/1/04        AA            750       768
   Colorado Health Facilities
      Zero Coupon, 7/15/20  AAA         1,000       184
   Delaware County, PA
    Capital Appreciation
      Zero Coupon,
       11/15/10             AA            750       314
   Elizabeth Forward, PA
    School District
      Zero Coupon
       9/1/08               AAA           425       209
       9/1/11               AAA           850       338
   Fort Bend, TX Independent
    School District
      Zero Coupon, 2/15/07  AAA         1,250       672
   Fort Worth, TX
    Independent School
    District
      Zero Coupon, 2/15/08  AAA           940       471
   Grand Prairie, TX
    Independent School
    District
      Zero Coupon, 8/15/07  AAA           750       392
   Grapevine Colleyville,
    TX School District
      Zero Coupon, 8/15/16  AAA         1,250       351

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO
                        ++RATINGS      FACE
                        (STANDARD    AMOUNT      VALUE
(CONT'D)                & POOR'S)     (000)     (000)+
 ---------------------------------------------------------
   Hamilton Southeastern,
    IN
      Zero Coupon, 1/1/15   AAA     $   1,000   $   311
   Harris County, TX Toll
    Road Series A
      Zero Coupon, 8/15/07  AA+           475       248
   Houston, TX Independent
    School District
      Zero Coupon, 8/15/12  AAA           550       202
   Houston, TX Water and
    Sewer System
      Zero Coupon, 12/1/09  AAA         2,250     1,003
   Huron, MI School District
      Zero Coupon
       5/1/16               AAA         1,120       320
       5/1/17               AAA           755       203
   Hurst Euless Bedford,
    TX Independent School
     District
      Zero Coupon
       8/15/17              AAA           965       255
       8/15/18              AAA         1,100       272
   Illinois Development
    Finance Authority
    Revenue
      Zero Coupon, 12/1/09  AAA         2,000       902
   Indiana Transportation
    Finance Authority
     Highway Revenue Bond
      Zero Coupon, 12/1/16  AAA         1,695       468
   Indianapolis Airport
    Authority Revenue Bond
      7.10%, 1/15/17        BBB           375       396
   Intermountain Power
    Agency, UT
      Zero Coupon, 7/1/17   AA-         1,750       445
     (-) 6.50%, 7/1/09      AAA           875       932
   Jacksonville, FL Electric
    Authority Revenue
      Zero Coupon, 10/1/11  AA            325       129
   Kane & De Kalb Counties,
    IL Unit School District
      Zero Coupon, 12/1/09  AAA           525       234
   Kansas Utility
      Zero Coupon, 3/1/06   AAA           225       130
   Katy, TX Independent
    School District
      Zero Coupon, 8/15/08  AAA         1,155       563
   (b) Keller, TX
    Independent School
    District
      Zero Coupon, 8/15/12  Aaa           800       294
   Kentucky State Turnpike
    Authority
      Zero Coupon, 1/1/10   AAA           450       198
   La Joya, TX Independent
    School District
      Zero Coupon, 8/1/12   AAA           645       238
   Lakeland, FL Electric &
    Water Revenue Bond
      Zero Coupon, 10/1/10  AAA         1,100       472

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
   Maricopa County, AZ
    Unified School
     District-Chandler
      Zero Coupon, 7/1/07   AAA     $     250   $   133
   Maryland Transportation
    Authority
      Zero Coupon, 7/1/08   AAA           250       127
   Mercer County, NJ
    Revenue Bond
      Zero Coupon, 4/1/06   AA            350       205
   Michigan State Trunk Line
      Zero Coupon
       10/1/05              AAA           750       445
       10/1/12              AAA         1,500       548
   Midland, TX Independent School
    District
      Zero Coupon, 8/15/06  AAA           750       420
   Millcreek Township, PA
      Zero Coupon, 8/15/05  AAA           325       196
   Mississippi Housing
    Finance Corp.
      Zero Coupon, 9/15/16  AA-         5,250     1,428
   Mobile, AL Industrial
    Development Board
     Solid Waste Disposal
     Revenue Bonds
      6.95%, 1/1/20         BBB-          180       185
   Montour, PA School
    District
      Zero Coupon, 1/1/11   AAA         1,750       723
   Nebraska Public Power
    District Revenue Bond
      5.40%, 1/1/03         A+            200       207
   New Jersey Economic
    Development Authority
      Zero Coupon, 3/15/09  A+            275       128
   New Jersey State
      Zero Coupon, 2/15/06  AA+           500       297
   New York State Dormitory
    Authority
      5.10%, 5/15/01        BBB+          250       250
   Noblesville, IN High
    School Building Corp.
      Zero Coupon
       2/15/17              AAA           900       245
       2/15/19              AAA         1,850       443
   Norris, CA School District
      Zero Coupon
       5/1/15               AAA           785       236
       5/1/16               AAA           400       113
   North Carolina Eastern
    Municipal Power
      6.125%, 1/1/09        BBB+          350       356
   North Slope Borough, AK
    General Obligation
     Series B
      Zero Coupon, 6/30/04  AAA           575       363

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
   Northern Illinois
    University Revenue
    Bond
      Zero Coupon, 4/1/15   AAA     $     675   $   204
   Okemos, MI Public School
    District
      Zero Coupon, 5/1/15   AAA           900       274
   Oley Valley, PA School
    District
      Zero Coupon, 5/15/09  AAA           760       353
   Orange County, CA
    Revenue Bond Series A
      6.00%, 6/1/10         AAA           600       603
   (-) Penn Hills Township, PA
      Zero Coupon, 6/1/12   N/R         1,025       341
   # Pennsylvania State General
    Obligation
      0.00%, 4/15/03        AAA           775       792
   Pennsylvania State
    Higher Education-La
    Salle
     University
      Zero Coupon, 5/1/14   AAA         1,525       512
   Philadelphia, PA
    Gas Works
      5.80%, 7/1/01         BBB           350       360
   Philadelphia, PA General
    Obligation Series A
      5.125%, 5/15/03       AAA           250       254
      5.40%, 11/15/03       AAA           600       620
   Philadelphia, PA Municipal
    Authority
      4.90%, 4/1/03         AAA           500       499
   Prairie, TX Independent
    School District
      Zero Coupon, 8/15/10  AAA         1,300       546
   Romulos School
    District, MI
      Zero Coupon, 5/1/18   AAA         3,375       850
   Rosemont, IL
      Zero Coupon, 12/1/10  AAA         1,000       409
   Round Rock, TX School
    District
      5.10%, 2/15/03        AAA           300       306
   (b) Saline County, KS
      Zero Coupon, 12/1/15  Aaa           750       215
   San Antonio, TX
    Electric & Gas Revenue
    Bond
      Zero Coupon, 2/1/05   AAA           200       123
   Schuylkill County, PA
    Redevelopment
     Authority
      7.125%, 6/1/13        AAA           750       836
   Skokie, IL Park
    District Series B
      Zero Coupon, 12/1/12  AAA         1,750       626
   Steel Valley, PA School
    District
      Zero Coupon
       11/1/11              A             740       274
       11/1/17              A             650       158

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
   Washington County, PA
    Authority Lease
      Zero Coupon, 6/1/12   AAA     $   1,600   $   604
   Washington State Public
    Power Supply
      Zero Coupon, 7/1/10   AAA           475       197
      7.00%, 7/1/07         AA            375       417
   Washington State,
    Series B
      5.50%, 5/1/10         AA            750       743
   Westmoreland County, PA
      Zero Coupon, 6/1/15   AAA           850       262
---------------------------------------------------------
GROUP TOTAL                                      34,699
---------------------------------------------------------
INDUSTRIALS (2.4%)
   # Building Materials Corp.
      0.00%, 7/1/04         BB            400       252
   Comcast Corp.
      9.375%, 5/15/05       B+            225       229
   G-I Holdings, Inc.
      Zero Coupon, 10/1/98  B+            300       218
   (+) Host Marriott Travel Plaza
      9.50%, 5/15/05        BB-           175       170
---------------------------------------------------------
GROUP TOTAL                                         869
---------------------------------------------------------
TELEPHONES (0.7%)
   Adelphia Communications
    Corp. Series B
      9.875%, 3/1/05        B             150       140
   (+) Rogers Cable Systems
      10.00%, 3/15/05       BB+           125       131
---------------------------------------------------------
GROUP TOTAL                                         271
---------------------------------------------------------
TRANSPORTATION (0.3%)
   (+) Jet Equipment Trust
    Series 95-C
      10.69%, 5/1/15        BBB-          100       113
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $34,474)     35,952
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.6%)
---------------------------------------------------------
                                     SHARES
                                     ------
   Unisys Corp.
    Series A $3.75
     (Cost $244)            B-          5,950       222
---------------------------------------------------------
CASH EQUIVALENTS (4.0%)
---------------------------------------------------------
MONEY MARKET INSTRUMENTS (2.8%)
   Dreyfus Basic Municipal Money
    Market Fund                       502,350       502
   Vanguard Municipal Fund Money
    Market Portfolio                  501,960       502
---------------------------------------------------------
GROUP TOTAL                                       1,004
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO
                       ++RATINGS      FACE
                       (STANDARD     AMOUNT      VALUE
(CONT'D)                & POOR'S)     (000)     (000)+
 ---------------------------------------------------------
U.S. TREASURY SECURITIES (0.7%)
   (a) U.S. Treasury Bill
      Zero Coupon, 2/1/96   Tsy     $     250   $   245
---------------------------------------------------------
REPURCHASE AGREEMENT (0.5%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased at
    $183, collateralized by $184
    of various U.S. Government
    and Agency Obligations, due
    10/3/95-7/7/97, valued at
    $185                                  183       183
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $1,432)              1,432
---------------------------------------------------------
TOTAL INVESTMENTS (104.3%) (Cost $36,150)        37,606
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.3%)
   Dividends Receivable                               6
   Interest Receivable                              146
   Dividends Payable                                (61)
   Payable for Investments Purchased             (1,244)
   Payable for Administrative Fees                   (6)
   Payable for Investment Advisory Fees             (17)
   Payable for Daily Variation on Futures
    Contracts                                       (44)
   Unrealized Loss on Swap Agreements              (259)
   Payable to Custodian Bank                         (9)
   Other Liabilities                                (78)
                                                -------
                                                 (1,566)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 3,353,887 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                 $36,040
---------------------------------------------------------
NET ASSET VALUE PER SHARE                       $ 10.75
---------------------------------------------------------
+     See Note A1 to Financial Statements.
++    Ratings are unaudited.
(a)   A portion of these securities was pledged to cover
       margin requirements for futures contracts.
(b)   Moody's Investor Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
#     Step Bond-Coupon rate is zero or below market for
       an initial period and then increases to a higher
       coupon rate thereafter.
(-)   Security is subject to delayed delivery. See Note
       A8 to Financial Statements.
(+)   144A security. Certain conditions for public sale
       may exist.
N/R   Not rated by either Moody's Investor Service, Inc.
       or Standard & Poor's Corporation.

PA MUNICIPAL
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (97.1%)

---------------------------------------------------------
                     ++RATINGS      FACE
                     (STANDARD     AMOUNT     VALUE
SEPTEMBER 30, 1995    & POOR'S)     (000)    (000)+
---------------------------------------------------------
MUNICIPAL BONDS (93.4%)
   Aliquippa School District, PA
     Zero Coupon, 6/1/12   A       $   685   $   259
   Allegheny County, PA
     Zero Coupon, 5/1/03   AAA         325       223
   Allegheny County, PA
    Sanitation Authority
     Zero Coupon, 12/1/16  AAA         750       211
   Allegheny County, PA
    Sanitation Authority
     Series B
     Zero Coupon, 6/1/09   AAA       1,210       561
   Berks County, PA
     Zero Coupon
      11/15/18             AAA       1,250       319
      5/15/19              AAA       1,250       300
      11/15/20             AAA       1,000       225
   Bucks County, PA
    Water & Sewer
     Authority Revenue
     Bond
     Zero Coupon, 12/1/05  AAA         375       222
     (b) 5.50%, 2/1/08     Aaa         285       287
   Canon McMillan School
    District, PA
     Zero Coupon, 3/1/10   AAA         825       360
   Center Township, PA
    Sewer Authority
     Zero Coupon
      4/15/17              AAA         615       168
      4/15/18              AAA         715       183
   Central Valley, CA
    Finance Authority
     5.70%, 7/1/03         BBB-        100       100
   Chartiers Valley, PA
     Zero Coupon, 2/1/06   AAA         425       247
   Clinton County, PA
    Industrial Development
     Authority
     6.25%, 11/15/06       BBB         150       154
   Delaware County, PA
    Capital Appreciation
     Zero Coupon,
      11/15/09             AA          500       226
   Elizabeth Forward, PA
    School District
     Zero Coupon
      9/1/06               AAA         400       225
      9/1/11               AAA         400       159
   Girard Area, PA School
    District
     Zero Coupon
      10/1/18              AAA         700       175
      10/1/19              AAA         250        59

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
58

                                                        STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        ++RATINGS    FACE
                        (STANDARD   AMOUNT     VALUE
                        & POOR'S)    (000)    (000)+
---------------------------------------------------------
   Huron, MI School District
     Zero Coupon, 5/1/18   AAA     $ 1,500   $   378
   (-) Intermountain
    Power Agency, Utah
     6.50%, 7/1/09         AAA         300       320
   Kane & De Kalb
    Counties, IL
     Unit School District
     Zero Coupon, 12/1/09  AAA         200        89
   Lancaster, PA
    Parking Authority
     Zero Coupon,
      12/15/11             AAA         590       231
   Laurel Highlands, PA
     Zero Coupon, 9/1/09   AAA         500       229
   Lycoming County, PA
     Zero Coupon, 11/1/11  AAA       1,000       394
   Mars, PA Area School
    District
     Zero Coupon, 9/1/22   AAA       1,200       234
   Millcreek Township, PA
     Zero Coupon, 8/15/05  AAA         375       226
   Mobile, AL Industrial
    Development Board
     Solid Waste Disposal
     Revenue Bonds
     6.95%, 1/1/20         BBB-         80        82
   Montour, PA School
    District Zero Coupon
      1/1/13               AAA         300       109
      1/1/18               AAA       1,145       299
   North Slope Borough, AK
    General Obligation
     Series B
     Zero Coupon, 6/30/04  AAA         285       180
   Northwestern PA
    School District
     Zero Coupon, 1/15/09  AAA         450       213
   Oley Valley, PA
    School District
     Zero Coupon, 5/15/09  AAA         760       353
   (-)Penn Hills
    Township, PA
     Zero Coupon, 6/1/12   N/R         450       150
   Pennsylvania Convention
    Center Authority
     6.25%, 9/1/04         BBB-        250       259
     6.70%, 9/1/16         AAA         500       556
   Pennsylvania State
    General Obligation
     # 0.00%, 4/15/03      AAA         300       307
     Zero Coupon, 7/1/05   AAA         375       229
   Philadelphia, PA Gas
    Works
     5.80%, 7/1/01         BBB         200       206
   Philadelphia, PA General
    Obligation
     5.125%, 5/15/03       AAA         100       101
   (b) Philadelphia, PA Hospitals
     10.875%, 7/1/08       Aaa         150       203

                        ++RATINGS     FACE
                        (STANDARD    AMOUNT     VALUE
                        & POOR'S)      (000)    (000)+
---------------------------------------------------------
   Philadelphia, PA
    School District
     5.20%, 7/1/03          AAA     $   200   $   205
   Pittsburgh, PA General
    Obligation
     Zero Coupon, 9/1/04    AAA         350       223
     6.50%, 4/1/11          AAA         300       313
   Pittsburgh, PA Water &
    Sewer
     Zero Coupon, 9/1/05    AAA         375       227
   Robinson Township, PA
     6.90%, 5/15/18         AAA         120       142
   Scranton, PA Health &
    Welfare Authority
     6.625%, 7/1/09         AAA         130       140
   Southeastern Area
    Schools, PA
     Zero Coupon
      10/1/06               A           590       315
   Steel Valley, PA School
    District
     Zero Coupon, 11/1/11   A           430       159
   Stroud Township, PA
    Sewer Authority
     Zero Coupon, 11/15/05  AAA         375       223
   Upper Darby Township,
    PA
     Zero Coupon, 7/15/11   AAA         525       210
   Washington County, PA
    Authority Lease
     7.875%, 12/15/18       AAA         300       375
     Zero Coupon, 6/1/12    AAA         400       151
   Washington County, West
    PA Power Co.
     4.95%, 3/1/03          A           150       150
   Westmoreland County, PA
     Zero Coupon
      8/1/14                AAA       1,475       482
      8/15/18               AAA       3,440       865
   Yough, PA School District
     Zero Coupon, 10/1/13   AAA       1,445       500
---------------------------------------------------------
GROUP TOTAL                                    14,691
---------------------------------------------------------
INDUSTRIALS (2.1%)
   # Building Materials Corp.
     0.00%, 7/1/04          BB          150        94
   Comcast Corp.
     9.375%, 5/15/05        B+           75        76
   G-I Holdings, Inc.
     Zero Coupon, 10/1/98   B+          125        91
   (+) Host Marriott Travel Plaza
     9.50%, 5/15/05         BB-          75        73
---------------------------------------------------------
GROUP TOTAL                                       334
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

 PA MUNICIPAL
 PORTFOLIO
                        ++RATINGS    FACE
                        (STANDARD   AMOUNT     VALUE
(CONT'D)                & POOR'S)    (000)    (000)+
---------------------------------------------------------
TELEPHONES (0.9%)
   Adelphia
    Communications Corp.
    Series B
     9.875%, 3/1/05        B       $   100   $    93
   (+) Rogers Cable Systems
     10.00%, 3/15/05       BB+          50        52
---------------------------------------------------------
GROUP TOTAL                                      145
---------------------------------------------------------
TRANSPORTATION (0.7%)
   (+) Jet Equipment
    Trust
    Series 95-C
     10.69%, 5/1/15        BBB-        100       113
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $13,967)                                    15,283
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.9%)
---------------------------------------------------------
                                    SHARES
                                    ------
   Unisys Corp.
    Series A $3.75
     (Cost $147)           B-        3,700       138
---------------------------------------------------------
CASH EQUIVALENTS (5.7%)
---------------------------------------------------------
MONEY MARKET INSTRUMENTS (4.2%)
   Dreyfus PA Municipal
    Money Market Fund              331,358       331
   Vanguard PA Money
    Market Fund                    331,676       332
---------------------------------------------------------
GROUP TOTAL                                      663
---------------------------------------------------------
                                     FACE
                                    AMOUNT
                                    (000)
                                    ------
U.S. TREASURY SECURITY (0.8%)
   U.S. Treasury Bill
     Zero Coupon, 8/22/96  Tsy     $   125       119
---------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $119, collateralized by
    $119 of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $120
    (Cost $119)                        119       119
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $901)               901
---------------------------------------------------------
TOTAL INVESTMENTS (103.7%) (Cost $15,015)     16,322
---------------------------------------------------------


                                              VALUE
                                             (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.7%)
   Cash                                       $     1
   Dividends Receivable                             3
   Interest Receivable                             59
   Payable for Investments Purchased            (459)
   Payable for Administrative Fees                (3)
   Payable for Investment Advisory Fees           (3)
   Unrealized Loss on Swap Agreements           (131)
   Other Liabilities                             (55)
                                              -------
                                                (588)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 1,441,849 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)               $15,734
---------------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 10.91
---------------------------------------------------------
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
(b)    Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate is zero or below market for
        an initial period and then increases to a higher
        coupon rate thereafter.
(-)    Security is subject to delayed delivery. See Note
        A8 to Financial statements.
(+)    144A security. Certain conditions for public sale
        may exist.
N/R    Not rated by either Moody's Investor Service,
        Inc. or Standard & Poor's Corporation.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
60

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (80.9%)

---------------------------------------------------------
                     ++RATINGS     FACE
                     (STANDARD   AMOUNT       VALUE
 SEPTEMBER 30, 1995  & POOR'S)    (000)       (000)+
---------------------------------------------------------
AUSTRALIAN DOLLAR (2.1%)
   Commonwealth of
    Australia

      12.00%, 11/15/01   AAA   A$    1,330    $ 1,182

---------------------------------------------------------
BRITISH POUND (5.1%)
   United Kingdom
    Treasury Bills

      8.00%, 12/7/00     AAA   L     1,065      1,710

      9.75%, 8/27/02     AAA           635      1,096
---------------------------------------------------------
GROUP TOTAL                                     2,806
---------------------------------------------------------
CANADIAN DOLLAR (6.3%)
   (+) Global Econ2 EI
     Zero Coupon,
      11/1/98            AAA       (1) 600        158
   (+) Global Econ2 PIP
     Zero Coupon,
      11/1/98            AAA       (1) 600         52
   Government of Canada

      6.50%, 8/1/96      AA+    C$   1,470      1,091

      8.50%, 4/1/02      AA+         1,050        819
      9.75%, 6/1/21      AA+         1,575      1,368
---------------------------------------------------------
GROUP TOTAL                                     3,488
---------------------------------------------------------
DANISH KRONE (3.9%)
   Kingdom of Denmark

      8.00%, 5/15/03     AAA    DK   5,550      1,011

      9.00%, 11/15/00    AAA         5,875      1,137
---------------------------------------------------------
GROUP TOTAL                                     2,148
---------------------------------------------------------
FRENCH FRANC (6.0%)
   Government of France
    O.A.T.

      8.50%, 3/28/00     AAA   FF    8,600      1,860

      8.50%, 10/25/19    AAA         6,700      1,425
---------------------------------------------------------
GROUP TOTAL                                     3,285
---------------------------------------------------------
GERMAN MARK (14.4%)
   Government of
    Germany

      6.75%, 6/21/99     AAA    DM   2,000      1,465

      8.375%, 5/21/01    AAA         4,995      3,872
   Treuhandanstalt
      7.125%, 1/29/03    AAA         3,600      2,614
---------------------------------------------------------
GROUP TOTAL                                     7,951
---------------------------------------------------------

                       ++RATINGS        FACE
                       (STANDARD      AMOUNT    VALUE
                       & POOR'S)       (000)   (000)+
---------------------------------------------------------
IRISH PUNT (1.9%)
   Irish Gilts

      8.00%, 10/18/00    AAA    IP     655    $ 1,065

---------------------------------------------------------
ITALIAN LIRA (5.4%)
   Republic of Italy BTPS

      9.50%, 12/1/99     AA   IL 3,535,000      2,065

      10.00%, 8/1/03     AA      1,550,000        884
---------------------------------------------------------
GROUP TOTAL                                     2,949
---------------------------------------------------------
JAPANESE YEN (10.0%)
   Asian Development
    Bank

      5.00%, 2/5/03      AAA   Y   116,000      1,349

   Credit Locale de
    France
      6.00%, 10/31/01    AAA        87,000      1,053
   Export-Import Bank
    of Japan
      4.38%, 10/1/03     AAA        97,000      1,092
   (a) International Bank for
    Reconstruction &
     Development
      6.75%, 6/18/01     AAA       164,000      2,044
---------------------------------------------------------
GROUP TOTAL                                     5,538
---------------------------------------------------------
NETHERLANDS GUILDER (3.6%)
   Netherlands Government

      8.50%, 3/15/01     AAA    NG   2,850      1,985

---------------------------------------------------------
SWEDISH KRONA (1.5%)
   Government of Sweden

      13.00%, 6/15/01    AAA    SK   4,875        818

---------------------------------------------------------
U.S. DOLLAR (20.7%)
  CORPORATES (1.4%)
   ## Caterpillar Financial
    Services
      6.125%, 1/30/96    A-     $      450        450
   ## Ford Motor Credit
    Corp.
      6.141%, 6/17/96    A             320        321
---------------------------------------------------------
GROUP TOTAL                                       771
---------------------------------------------------------
U.S. TREASURY SECURITIES (19.3%)
   U.S. Treasury Bond
      8.75%, 8/15/20     Tsy         2,900      3,626
   U.S. Treasury Notes
      6.25%, 2/15/03     Tsy         2,300      2,313
      6.75%, 5/31/99     Tsy         1,750      1,793
      7.50%, 5/15/02     Tsy         1,650      1,775
      8.50%, 11/15/00    Tsy         1,000      1,107
---------------------------------------------------------
GROUP TOTAL                                    10,614
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $42,304)   44,600
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED
INCOME PORTFOLIO
                                      FACE
                                    AMOUNT      VALUE
(CONT'D)                             (000)     (000)+
---------------------------------------------------------
CASH EQUIVALENTS (16.1%)
---------------------------------------------------------
COMMERCIAL PAPER (5.0%)
   Cargill, Inc.
      5.75% 10/20/95            $      550    $   548
   Pitney-Bowes, Inc.
      5.74%, 10/18/95                  550        549
   R.R. Donnelley & Sons Co.
      5.80%, 10/6/95                   550        549
   Siemens Corp.
      5.70%, 10/4/95                   550        550
   Warner-Lambert Co.
      5.75%, 10/6/95                   550        549
---------------------------------------------------------
GROUP TOTAL                                     2,745
---------------------------------------------------------
REPURCHASE AGREEMENTS (11.1%)
   Chase Manhattan Bank, N.A. 6.20%
      dated 9/29/95, due
      10/2/95, to be
      repurchased at $2,054,
      collateralized by $2,064
      of various U.S.
      Government and Agency
      Obligations, due
      10/3/95-7/7/97, valued at
      $2,076                         2,053      2,053
   Goldman Sachs Co. 6.00%,
      dated 9/29/95, due
      10/2/95, to be
      repurchased at $2,053,
      collateralized by $1,626
      of U.S. Treasury Bonds
      9.25%, due 2/15/16,
      valued at $2,109               2,052      2,052
   Lehman Brothers 6.10%,
      dated 9/29/95, due
      10/2/95, to be
      repurchased at $2,053,
      collateralized by $2,022
      of U.S. Treasury Notes
      4.75%-7.875%, due
      8/31/98-11/15/99, valued
      at $2,103                      2,052      2,052
---------------------------------------------------------
GROUP TOTAL                                     6,157
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $8,902)            8,902
---------------------------------------------------------
TOTAL INVESTMENTS (97.0%) (Cost $51,206)       53,502
---------------------------------------------------------


                                               VALUE
                                              (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.0%)
   Cash                                       $     2
   Interest Receivable                          1,363
   Receivable for Withholding Tax Reclaim           5
   Receivable for Fund Shares Sold                  5
   Receivable for Daily Variation on
    Futures Contracts                             261
   Unrealized Gain on Forward Foreign
    Currency Contracts                            149
   Payable for Administrative Fees                (4)
   Payable for Investment Advisory Fees          (52)
   Unrealized Loss on Swap Contracts             (48)
   Other Liabilities                             (36)
                                              -------
                                                1,645
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 4,989,676 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)               $55,147
---------------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 11.05
---------------------------------------------------------
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
(a)    A portion of these securities was pledged to
        cover margin requirements for futures contracts.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1995.
(+)    144A security. Certain conditions for public sale
        may exist.
(1)    Amount represents shares held by the Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (74.1%)

---------------------------------------------------------
                   ++RATINGS      FACE
                   (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 1995  & POOR'S)      (000)       (000)+
---------------------------------------------------------
AUSTRALIAN DOLLAR (1.7%)
   Commonwealth of
    Australia
      12.00%, 11/15/01  AAA A$      2,445    $  2,172
---------------------------------------------------------
CANADIAN DOLLAR (5.0%)
   (+) Global Econ2 EI
     Zero Coupon,
      11/1/98           AAA       (1) 600         157
   (+) Global Econ2 PIP
     Zero Coupon,
      11/1/98           AAA       (1) 600          52
   Government of Canada
      6.50%, 8/1/96     AA+ C$      3,855       2,861
      9.75%, 6/1/21     AA+         3,825       3,323
---------------------------------------------------------
GROUP TOTAL                                     6,393
---------------------------------------------------------
BRITISH POUND (9.0%)
   United Kingdom
    Treasury Bills
      8.00%, 12/7/00    AAA L       5,105       8,198
      8.00%, 6/10/03    AAA           475         750
      9.75%, 8/27/02    AAA         1,500       2,590
---------------------------------------------------------
GROUP TOTAL                                    11,538
---------------------------------------------------------
DANISH KRONE (4.2%)
   Kingdom of Denmark
      8.00%, 5/15/03    AAA DK     16,750       3,053
      9.00%, 11/15/00   AAA        11,725       2,269
---------------------------------------------------------
GROUP TOTAL                                     5,322
---------------------------------------------------------
FRENCH FRANC (4.8%)
   (a) Government of France
    O.A.T.
      8.50%, 10/25/19   AAA FF     28,970       6,162
---------------------------------------------------------
GERMAN MARK (17.1%)
   Government of
    Germany
      6.75%, 6/21/99    AAA DM      9,065       6,642
      8.375%, 5/21/01   AAA        10,815       8,383
   European Economic
    Community
      6.50%, 3/10/00    AAA         2,250       1,626
   International Bank for
    Reconstruction &
     Development
      7.125%, 4/12/05   AAA         3,925       2,797

                     ++RATINGS    FACE
                     (STANDARD   AMOUNT       VALUE
                     & POOR'S)    (000)      (000)+
---------------------------------------------------------
   Treuhandanstalt
      7.125%, 1/29/03   AAA DM      3,330    $  2,418
---------------------------------------------------------
GROUP TOTAL                                    21,866
---------------------------------------------------------
IRISH PUNT (1.9%)
   Irish Gilts
      8.00%, 10/18/00   AAA IP      1,515       2,463
---------------------------------------------------------
ITALIAN LIRA (7.2%)
   Republic of Italy BTPS
      8.50%, 8/1/99     AA  IL  2,450,000       1,391
      9.00%, 10/1/03    AA      2,865,000       1,540
      9.50%, 12/1/99    AA      7,555,000       4,413
      10.00%, 8/1/03    AA      3,180,000       1,814
---------------------------------------------------------
GROUP TOTAL                                     9,158
---------------------------------------------------------
JAPANESE YEN (15.3%)
   Asian Development
    Bank
      5.00%, 2/5/03     AAA Y     330,000       3,839
   (a) Credit Locale de
    France
      6.00%, 10/31/01   AAA       301,000       3,644
   Export-Import Bank
    of Japan
      4.375%, 10/1/03   AAA       231,000       2,600
   Inter-American
    Development Bank
      6.00%, 10/30/01   AAA       315,000       3,817
   (a) International Bank for
    Reconstruction &
     Development
      6.75%, 6/18/01    AAA       458,000       5,707
---------------------------------------------------------
GROUP TOTAL                                    19,607
---------------------------------------------------------
NETHERLANDS GUILDER (4.3%)
   Netherlands Government
      8.50%, 3/15/01    AAA NG      4,600       3,204
      8.75%, 9/15/01    AAA         3,250       2,299
---------------------------------------------------------
GROUP TOTAL                                     5,503
---------------------------------------------------------
SWEDISH KRONA (2.1%)
   Government of Sweden
      13.00%, 6/15/01   AAA SK     16,025       2,689
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED
INCOME PORTFOLIO

               ++RATINGS            FACE
                (STANDARD)         AMOUNT       VALUE
(CONT'D)        & POOR'S)           (000)       (000)+
---------------------------------------------------------
U.S. DOLLAR (1.5%)
 CORPORATES (1.5%)
   ## Bank of Hawaii,
    Honolulu
      5.988%, 11/25/96  A            $500    $    500
   ## Caterpillar Finance
    Services
      6.125%, 1/30/96   A-            700         700
   ## Ford Motor Credit
    Corp.
      6.141%, 6/17/96   A+            680         681
---------------------------------------------------------
GROUP TOTAL                                     1,881
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $90,077)   94,754
---------------------------------------------------------
CASH EQUIVALENTS (23.5%)
---------------------------------------------------------
COMMERCIAL PAPER (8.8%)
   Cargill, Inc.
      5.75%, 10/20/95               1,250       1,246
   Philip Morris Cos., Inc.
      5.73%, 10/11/95               1,250       1,249
   Pitney Bowes, Inc.
      5.74%, 10/18/95               1,250       1,247
   Prudential Funding Corp.
      5.78%, 10/6/95                1,250       1,249
   R.R. Donnelley & Sons Co.
      5.80%, 10/6/95                1,250       1,249
   Sara Lee Corp.
      5.75%, 10/6/95                1,250       1,249
   Siemens Corp.
      5.78%, 10/4/95                1,250       1,249
   Warner-Lambert Co.
      5.75%, 10/6/95                1,250       1,249
   Xerox Corp.
      5.72%, 10/19/95               1,250       1,246
---------------------------------------------------------
GROUP TOTAL                                    11,233
---------------------------------------------------------
REPURCHASE AGREEMENTS (14.7%)
   Chase Manhattan Bank, N.A. 6.20%,
      dated 9/29/95, due
      10/2/95, to be
      repurchased at $7,189,
      collateralized by
      $7,217 of various U.S.
      Government and Agency
      Obligations, due
      10/3/95-7/7/97, valued
      at $7,258                     7,185       7,185
   Goldman Sachs Co. 6.00%,
      dated 9/29/95, due
      10/2/95, to be
      repurchased at $5,803,
      collateralized by
      $4,597 of U.S.
      Treasury Bonds 9.25%,
      due 2/15/16, valued at
      $5,961                        5,800       5,800

                                  FACE
                                 AMOUNT       VALUE
                                  (000)       (000)+
---------------------------------------------------------
   Lehman Brothers 6.10%,
      dated 9/29/95, due
      10/2/95, to be
      repurchased at $5,803,
      collateralized by
      $5,716 of U.S.
      Treasury Notes
      4.75%-7.875%, due
      8/31/98-11/15/99,
      valued at $5,945             $5,800    $  5,800
---------------------------------------------------------
GROUP TOTAL                                    18,785
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $30,018)          30,018
---------------------------------------------------------
TOTAL INVESTMENTS (97.6%) (Cost $120,095)     124,772
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.4%)
   Cash                                         1,387
   Interest Receivable                          3,147
   Receivable for Withholding Tax Reclaim          13
   Receivable for Fund Shares Sold                 40
   Receivable for Daily Variation on
    Futures Contracts                             991
   Payable for Fund Shares Redeemed                (1)
   Payable for Investments Purchased           (1,392)
   Payable for Administrative Fees                (10)
   Payable for Investment Advisory Fees          (123)
   Unrealized Loss on Swap Contracts             (114)
   Unrealized Loss on Forward Foreign
    Currency Contracts                           (777)
   Other Liabilities                              (51)
                                             --------
                                                3,110
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 11,610,604 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)              $127,882
---------------------------------------------------------
NET ASSET VALUE PER SHARE                    $  11.01
---------------------------------------------------------
+      See Note A1 to Financial Statements.
++     Ratings are unaudited.
(a)    A portion of these securities was pledged to
        cover margin requirements for futures contracts.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1995.
(+)    144A securities. Certain conditions for public
        sale may exist.
(1)    Amount represents shares held by Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE
DURATION PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (90.5%)

--------------------------------------------------------
                    ++RATINGS      FACE
                    (STANDARD     AMOUNT    VALUE
SEPTEMBER 30, 1995  & POOR'S)     (000)     (000)+
--------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (10.9%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      5.50%, 9/20/24     Agy      $  257    $   259
      6.00%,
       8/20/95-9/20/24   Agy         958        965
      6.50%,
       1/20/22-11/20/24  Agy         859        875
--------------------------------------------------------
GROUP TOTAL                                   2,099
--------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (19.6%)
   Federal Home Loan
    Mortgage Corporation:
     Gold Pools:
     November TBA:
      7.00%, 11/15/24    Agy         500        493
      7.50%,
       8/15/24-11/15/25  Agy       1,351      1,357
     Conventional
      Pools:
      11.00%, 7/1/13     Agy         158        175
      11.50%, 3/1/13     Agy         258        289
   Federal National
    Mortgage Association:
     Conventional
      Pools:
      10.00%, 5/1/22     Agy         155        169
      10.50%, 12/1/10    Agy         207        227
   Government National
    Mortgage Association:
      November TBA
      7.50%, 8/15/24     Agy       1,050      1,059
--------------------------------------------------------
GROUP TOTAL                                   3,769
--------------------------------------------------------
ASSET BACKED CORPORATES (9.4%)
   ALPS Series 94-1 A4
    CMO
      7.80%, 7/15/99     AA          125        129
   Case Equipment Loan
    Trust Series:
     95-A A
      7.30%, 3/15/02     AAA          91         92
     95-A B
      7.65%, 3/15/02     A           100        102
   (+) Cityscape Home
    Equity Loan Series
    95-2 A1
      7.29%, 2/25/09     AAA         150        150
   ## Discover Credit Master
     Trust I Series
      93-1 A
      6.145%, 10/16/01   AAA         200        200

                   ++RATINGS        FACE
                   (STANDARD      AMOUNT      VALUE
                   & POOR'S)       (000)     (000)+
--------------------------------------------------------
   General Motors
    Acceptance Corp.
      Series:
     92-E A
      4.75%, 8/15/97      AAA     $  115    $   115
     93-A A Grantor
      Trust
      4.15%, 3/15/98      AAA         46         46
   Green Tree Financial Series
    94-5 A1
      6.60%, 11/15/19     AA          87         87
   IBM Credit Receivables
    Lease Asset Master Trust
    Series 93-1 A
      4.55%, 11/15/00     AAA        111        109
   Olympic Automobile
    Receivables Trust Series
    94-B B
      6.95%, 6/15/01      AAA        175        176
   Onyx Acceptance Trust
    Series 94-1 A
      6.90%, 1/17/00      AAA        165        166
   Premier Auto Trust Series
    92-2 A
      6.375%, 9/15/97     AAA         64         64
    92-3 B
      6.25%, 11/15/97     A           86         86
   Western Financial Auto
    Grantor Trust Series:
      93-2 A2
      4.70%, 10/1/98      AAA        123        121
      94-1 A1
      5.10%, 6/1/99       AAA        174        172
--------------------------------------------------------
GROUP TOTAL                                   1,815
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (10.4%)
   (b) American Southwest
    Financial Securities
    Corp.
     Series 95-C1 A1B
      7.40%, 11/17/04     Aaa        150        154
   Asset Securitization
    Corp.
     Series 95-D1 A1
      7.59%, 8/11/27      AAA        150        156
   Citicorp Mortgage
    Securities, Inc.
     Series:
      93-9 A1
      7.00%, 3/25/20      AAA        164        164
      (c) (+) 95 2 B2
      7.50%, 4/25/25      A          175        169
   Countrywide Mortgage
    Backed Securities, Inc.
     Series 93-C A11
      6.50%, 1/25/24      AAA        172        160

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE
DURATION PORTFOLIO

                    ++RATINGS     FACE
                    (STANDARD    AMOUNT     VALUE
(CONT'D)            & POOR'S)     (000)     (000)+
--------------------------------------------------------
   FBS Mortgage Corporation
     Series 92-BB M
      8.625%, 7/25/23    AAA      $  171    $   175
   J.P. Morgan Commercial
    Mortgage Finance Corp.
     Series 95-C1 A1
      7.268%, 7/25/10    AAA         105        106
   Mortgage Capital
    Funding, Inc.
     Series: 95-MC1 A1B
      7.60%, 5/25/27     AAA         150        156
   Old Stone Credit Corp.
     Series 92-3 B1
      6.35%, 9/25/07     AAA         127        124
   Residential Funding
    Mortgage Securities Co.,
    Inc.
     Series:
     92-S2 M
      8.00%, 1/25/22     AA           93         94
     95-S11 A 16
      7.50%, 9/25/25     AAA         125        125
   Rural Housing Trust
    Series:
     87-1 D
      6.33%, 4/1/26      AAA         195        190
     87-1 M
      3.33%, 4/1/26      A-          241        219
--------------------------------------------------------
GROUP TOTAL                                   1,992
--------------------------------------------------------
FEDERAL AGENCY (5.6%)
   Federal National
    Mortgage Association
      8.70%, 6/10/99     Agy       1,000      1,081
--------------------------------------------------------
FINANCE (14.9%)
   Allstate Corp.
      5.875%, 6/15/98    A           125        123
   Barclays American Corp.
      7.875%, 8/15/98    AA          125        130
   ## Caterpillar Financial
    Services
      5.888%, 6/20/97    A           150        150
   Commercial Credit Co.
      6.50%, 6/1/05      A+          100         97
   Countrywide Funding
      6.55%, 4/14/00     A           200        199
   Dean Witter Discover
    & Co.
      6.875%, 3/1/03     A           100        100
   (+) Farmers Insurance
      8.625%, 5/1/24     BBB-        250        236
   Fireman's Fund
    Mortgage Corp.
      8.875%, 10/15/01   BBB+        150        162
   (+) First Hawaiian Bank,
    Series A
      6.93%, 12/1/03     A           250        245

                    ++RATINGS       FACE
                    (STANDARD     AMOUNT      VALUE
                    & POOR'S)      (000)     (000)+
--------------------------------------------------------
   (b) FNBC Series 93-A
      8.08%, 1/5/18       A1      $  150    $   157
   General Motors
    Acceptance Corp.
      6.75%, 6/10/02      BBB+       175        175
   Heller Financial, Inc.
      6.45%, 2/15/97      A           81         81
      8.85%, 4/15/96      A          125        127
   ## Household Finance
    Corp.
     Series 89-2 A
      6.04%, 12/20/04     AAA         63         63
   (+) Metropolitan Life
    Insurance
      7.45%, 11/1/23      AA         250        231
   ## NationsBank Texas
      5.875%, 6/18/97     A+         175        175
   (+) Principal Mutual Life
    Insurance Co.
      7.875%, 3/1/24      AA-        250        241
   ## Wells Fargo & Co.
      5.813%, 1/28/97     A-         175        175
--------------------------------------------------------
GROUP TOTAL                                   2,867
--------------------------------------------------------
FOREIGN GOVERNMENTS (12.5%)
   Government of Canada
      8.50%, 4/1/02       AA+ C$     825        643
   Government of France
    O.A.T.
      8.50%, 3/28/00      AAA FF     500        108
      8.50%, 11/25/02     AAA      1,500        326
      9.50%, 1/25/01      AAA      1,400        316
   Kingdom of Denmark
      9.00%, 11/15/00     AAA DK   1,595        309
   Treuhandanstalt
      7.125%, 1/29/03     AAA DM     565        410
      7.75%, 10/1/02      AAA        255        192
   United Kingdom
      9.125%, 2/21/01     AAA ECU     75        105
--------------------------------------------------------
GROUP TOTAL                                   2,409
--------------------------------------------------------
INDUSTRIALS (3.9%)
   Columbia/HCA Healthcare
      7.69%, 6/15/25      BBB+    $  105        107
   Ford Motor Corp.
      5.20%, 1/1/97       A+         200        198
   News America
    Holdings, Inc.
      10.125%, 10/15/12   BBB        100        116
   RJR Nabisco, Inc.
      8.75%, 4/15/04      BBB-       125        127
   Scotia Pacific Holding Co.
      7.95%, 7/20/15      BBB         91         93
   Time Warner, Inc.
      8.375%, 3/15/23     BBB-       105        108
--------------------------------------------------------
GROUP TOTAL                                     749
--------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    ++RATINGS       FACE
                    (STANDARD     AMOUNT      VALUE
                    & POOR'S)      (000)     (000)+
--------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (1.7%)
   (+) Lakewood Mall Finance
    Co.
     Series 95-C1 A
      7.00%, 8/13/10     AA       $  100    $   100
   Mid-State Trust
     Series 95-4 A
      8.33%, 4/1/30      AAA          93         99
   ## Resolution Trust Corp.
     Series 92-5C
      8.628%, 1/25/26    AA          132        135
--------------------------------------------------------
GROUP TOTAL                                     334
--------------------------------------------------------
U.S. TREASURY SECURITY (1.3%)
   (a) U.S. Treasury Notes
      6.25%, 2/15/03     Tsy         250        251
--------------------------------------------------------
YANKEE (0.3%)
   Hydro-Quebec
      9.40%, 2/1/21      A+           40         48
--------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $16,980) 17,414
--------------------------------------------------------
CASH EQUIVALENT (17.0%)
--------------------------------------------------------
REPURCHASE AGREEMENT (17.0%)
   Chase Manhattan Bank, N.A. 6.20%,
    dated 9/29/95, due
    10/2/95, to be
    repurchased at $3,266
    collateralized by $3,278
    of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $3,296
    (Cost $3,264)                  3,264      3,264
--------------------------------------------------------
TOTAL INVESTMENTS (107.5%) (Cost
  $20,244)                                   20,678
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.5%)
   Interest Receivable                          276
   Receivable for Investments Sold            1,242
   Payable for Investments Purchased         (2,907)
   Payable for Administrative Fees               (2)
   Payable for Investment Advisory Fees         (18)
   Payable for Daily Variation on
    Futures Contracts                           (12)
   Unrealized Loss on Forward Foreign
    Currency Contracts                           (1)
   Other Liabilities                            (19)
                                            -------
                                             (1,441)
--------------------------------------------------------


                                             VALUE
                                            (000)+
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
   Applicable to 1,800,519 outstanding
   shares of beneficial interest
   (unlimited
   authorization, no par value)             $19,237
--------------------------------------------------------
NET ASSET VALUE PER SHARE                   $ 10.68
--------------------------------------------------------
+       See Note A1 to Financial Statements.
++      Ratings are unaudited.
(a)     A portion of these securities was pledged to
         cover margin requirements for futures contracts.
(b)     Moody's Investor Service, Inc. rating. Security
         is not rated by Standard & Poor's Corporation.
(c)     Fitch rating. Security is not rated by Standard &
         Poor's Corporation or Moody's Investor Service,
         Inc.
##      Variable or floating rate securities-rate
         disclosed is as of September 30, 1995.
(+)     144A security. Certain conditions for public sale
         may exist.
CMO     Collateralized Mortgage Obligation.
TBA     Security is subject to delayed delivery. See Note
         A8 to Financial Statements.
C$      Canadian Dollar.
DK      Danish Krona.
DM      German Mark.
ECU     European Currency Unit.
FF      French Franc.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (38.7%)

------------------------------------------------------------------------
                                      ++RATINGS         FACE
                                      (STANDARD        AMOUNT     VALUE
SEPTEMBER 30, 1995                    & POOR'S)         (000)     (000)+
------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (3.8%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      6.00%,
       2/20/24-9/20/24                Agy             $  6,538   $  6,590
      6.50%,
       1/20/22-1/20/25                Agy                3,087      3,132
      7.00%, 4/20/22                  Agy                1,514      1,540
      7.375%, 6/20/23                 Agy                1,264      1,290
-------------------------------------------------------------------------
GROUP TOTAL                                                        12,552
-------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (9.1%)
   Federal Home Loan
    Mortgage Corporation
     Gold Pools:
      November TBA
      7.50%,
       8/15/24-11/15/25               Agy                6,925      6,964
     Conventional
      Pools:
      11.00%,
       5/1/20-9/1/20                  Agy                1,570      1,740
      12.00%, 3/1/15                  Agy                  624        705
   Federal National
    Mortgage
    Association
     Conventional
      Pools:
      10.50%,
       12/1/16-4/1/22                 Agy                2,468      2,705
      October TBA
      7.50%, 8/15/23                  Agy                3,000      3,019
      November TBA:
      7.00%, 11/15/24                 Agy                4,100      4,039
      7.50%, 11/15/25                 Agy                2,875      2,888
   Government National
    Mortgage Association
      November TBA
      7.50%, 8/15/24                  Agy                8,200      8,267
-------------------------------------------------------------------------
GROUP TOTAL                                                        30,327
-------------------------------------------------------------------------
ASSET BACKED CORPORATES (0.4%)
   ALPS Series:
     94-1 A4 CMO
      7.80%, 7/15/99                  AA                   375        385
     94-1 C CMO
      9.35%, 3/15/00                  BBB                  622        643
   #(+) Equitable Asset Trust
     Series 93-A
      5.00%, 10/15/08                 AAA                  184        183
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,211
-------------------------------------------------------------------------
-------------------------------------------------------------------------
                                      ++RATINGS                   FACE
                                      (STANDARD        AMOUNT     VALUE
SEPTEMBER 30, 1995                    & POOR'S)         (000)     (000)+
-------------------------------------------------------------------------
ASSET BACKED MORTGAGES (0.2%)
   Security Pacific
    Home Equity Trust
    Series:
     (b) 91-A A2
      8.90%, 3/10/06                  Aaa             $    597   $    604
     91-A B
      10.50%, 3/10/06                 A+                   202        211
--------------------------------------------------------------------------
GROUP TOTAL                                                           815
--------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (0.7%)
   (b) Collateralized Mortgage
    Obligation Trust Series
     86-14 A2 Inv Fl
      12.00%, 4/1/09                  Aaa                    6          6
   Federal Home Loan
    Mortgage Corporation
    Series
     92-1398 I Inv Fl
      10.612%, 10/15/07               Agy                  745        769
   Federal National
    Mortgage Association
    Series:
     90-80 S Inv Fl
      17.232%, 7/25/20                Agy                   23         27
     90-106 J PAC
      8.50%, 9/25/20                  Agy                  745        771
     92-33 S Inv Fl
      12.90%, 3/25/22                 Agy                  330        355
   Goldman Sachs Trust IV
    Series:
     89-D 2 Inv Fl
      17.716%, 5/1/19                 AAA                  297        361
     89-E-2 Inv Fl
      12.573%, 10/27/19               AAA                   65         78
--------------------------------------------------------------------------
GROUP TOTAL                                                         2,367
--------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (6.0%)
   American Housing Trust
    Series V IG
      9.125%, 4/25/21                 AAA                  305        316
   American Southwest
    Financial Securities
     Corp. Series:
     (c) 93-2 A1
      7.30%, 1/18/09                  AA                 1,393      1,406
     (b) 95-C1 A1B
      7.40%, 11/17/04                 Aaa                  900        924
   (c) sec. BBS 4 B2
      8.528%, 5/28/22
       (acquired
       2/26/93, cost
       $118)                          A                    117        119

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             ++RATINGS           FACE
                             (STANDARD          AMOUNT        VALUE
                             & POOR'S)           (000)        (000)+
---------------------------------------------------------------------
   Chemical Mortgage
    Securities, Inc.
     Series 93-1M
      7.45%, 2/25/23          AA                $   455       $   446
   Citicorp Mortgage
    Securities, Inc. Series:
     90-11A 5
      9.50%, 7/25/20          AAA                   264           268
     94-7A 5
      6.25%, 4/25/24          AAA                   825           711
   CMC Securities Corp.
    IV Series 94-G A4
      7.00%, 9/25/24          AAA                   675           626
   (+) Equitable Life
    Assurance Society
    of the U.S.
      6.633%, 7/23/03         AA                    700           693
   #sec. First Boston
    Mortgage Corp.
    Series 92-4 B1
      8.125%, 10/25/22
       acquired
       1/25/93-2/26/93,
       cost $255)             A                     260           254
   (+) FSA Finance,
    Inc. Series 95-1A
      7.42%, 6/1/07           AA                    646           662
   GE Capital Mortgage
    Services, Inc. Series:
     (+) 94-6 M
      6.50%, 4/25/24          AA                  1,456         1,341
     94-24 A4
      7.00%, 7/25/24          AAA                   858           797
   (c) Nomura Asset
    Securities Corp.
    Series 94-MD1 A3
      8.026%, 3/15/18         A                     525           554
   Prudential Home
    Mortgage Securities
    Co., Inc. Series:
     90-5 A3
      9.50%, 5/25/05          AAA                   236           236
     90-8 A5 PAC-1 (11)
      9.50%, 9/25/20          AAA                   490           490
     (+) 92-A 2B4
      7.90%, 4/28/22          AA                    370           311
     (+) 93-B B 2
      7.837%, 4/28/23         A                   1,773         1,728
     (c) (+) 94-A 3B3
      6.803%, 4/28/24         A                   1,129         1,025
   Residential Funding
    Mortgage Securities
    Co., Inc. Series:
     93-MZ1 A2
      7.47%, 3/2/23           AA                  1,700         1,666
                             ++RATINGS           FACE
                             (STANDARD          AMOUNT        VALUE
                             & POOR'S)           (000)        (000)+
---------------------------------------------------------------------
     sec. 93-MZ2 A2
      7.47%, 5/30/23
       (acquired
       5/12/93, cost
       $651)                  AA                 $  650       $   643
   Rural Housing Trust
    Series:
     87-1 D
      6.33%, 4/1/26           AAA                 1,009           983
     87-1 M
      3.33%, 4/1/26           A-                  1,202         1,096
     87-2 C
      6.83%, 4/1/26           AAA                   566           561
   Ryland Mortgage
    Securities Corp
    Series:
     92-A 1A
      8.302%, 3/29/30         A-                    548           549
     93-A1 A
      7.45%, 1/28/23          AAA                 1,010           976
     94-7B 4A2
      7.50%, 8/25/25          AAA                   850           819
---------------------------------------------------------------------
GROUP TOTAL                                                    20,200
---------------------------------------------------------------------
ENERGY (0.5%)
   Clark R&M Holdings
     Zero Coupon,
      2/15/00                 B+                    700           448
   Maxus Energy Corp.
      10.83%, 9/1/04          BB-                   750           785
   Mobile Energy Services
      8.665%, 1/1/17          BBB-                  400           419
---------------------------------------------------------------------
GROUP TOTAL                                                     1,652
---------------------------------------------------------------------
FINANCE (3.6%)
   ## Bank of Hawaii
    Honolulu
      5.988%, 11/25/96        A                     750           750
   Conseco, Inc.
      8.125%, 2/15/03         BB+                   870           828
   (+) Farmers
    Insurance Exchange
      8.625%, 5/1/24          BBB-                  725           683
   Fireman's Fund
     Mortgage Corp.
      8.875%, 10/15/01        BBB+                  500           541
   (+) First Hawaiian Bank,
     Series A
      6.93%, 12/1/03          A                     600           588
   First Union REIT
      8.875%, 10/1/03         BB+                   450           412
   (b) FNBC Series 93-A
      8.08%, 1/5/18           A1                  1,075         1,123
   Home Holdings, Inc.
      8.625%, 12/15/03        B-                    419           337
   John Hancock
      7.375%, 2/15/24         AA                    625           580

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (CONT'D)

                               ++RATINGS      FACE
                               (STANDARD     AMOUNT      VALUE
                               & POOR'S)      (000)      (000)+
----------------------------------------------------------------
   (+) Mass Mutual
      7.625%, 11/15/23           AA-         $    600   $    583
   (+) Metropolitan
    Life Insurance
      7.45%, 11/1/23             AA               850        785
   # Mutual Life
    Insurance Co. of
    New York
      0.00%, 8/15/24             BBB              950        745
   (+) Nationwide
    Mutual Life
    Insurance
      7.50%, 2/15/24             AA-            1,325      1,227
   (+) Principal Mutual Life
    Insurance Co.
      7.875%, 3/1/24             AA-              775        746
   (+) Prudential Insurance
    Co.
      8.30%, 7/1/25              A                950        951
   Reliance Group
    Holdings
      9.00%, 11/15/00            BB+              375        375
   (+) United Savings
    of Texas
      9.05%, 5/15/98             BB+              275        273
   ## World Savings &
    Loan Association
      5.875%, 3/15/96            A+               700        700
----------------------------------------------------------------
GROUP TOTAL                                               12,227
----------------------------------------------------------------
FOREIGN GOVERNMENTS (4.8%)
   Government of Canada
      6.50%, 6/1/04              AA+ C$           975        665
      8.50%, 4/1/02              AA+            4,300      3,356
   Government of France
    O.A.T.
      8.50%, 11/25/02            AAA FF        17,800      3,867
      8.50%, 4/25/23             AAA           15,085      3,202
   Kingdom of Denmark
      9.00%, 11/15/00            AAA DK        10,165      1,967
   Treuhandanstalt
      7.125%, 1/29/03            AAA DM         1,830      1,329
      7.75%, 10/1/02             AAA            1,460      1,098
   United Kingdom
      9.125%, 2/21/01            AAA ECU          500        697
----------------------------------------------------------------
GROUP TOTAL                                               16,181
----------------------------------------------------------------
/ / HEDGED MORTGAGES (1.0%)
   Federal Home Loan
    Mortgage Corporation
     Series:
     1415-S Inv Fl IO
      CMO
      17.563%, 11/15/07          Agy         $    522        204
     1476-S Inv Fl IO
      REMIC PAC
      4.106%, 2/15/08            Agy            5,089        447
     1485-S Inv Fl IO
      REMIC
      3.663%, 3/15/08            Agy            5,507        412
                               ++RATINGS      FACE
                               (STANDARD     AMOUNT      VALUE
                               & POOR'S)      (000)      (000)+
----------------------------------------------------------------
     1600-SA Inv Fl IO
      REMIC
      2.063%, 10/15/08           Agy         $  7,950   $    414
   Federal National
    Mortgage Association
    Series:
     92-186 Inv Fl IO
      CMO
      3.106%, 10/25/07           Agy            8,865        600
     94-33 S Inv Fl IO
      2.225%, 3/25/09            Agy           13,311        701
     G 94-2 S Inv Fl IO
      REMIC
      2.225%, 1/25/24            Agy            9,827        519
----------------------------------------------------------------
GROUP TOTAL                                                3,297
----------------------------------------------------------------
INDUSTRIALS (3.7%)
   Alateif Freeport
    Finance
      9.75%, 4/15/01             BBB-             525        576
   (b) Columbia/HCA
    Healthcare
      7.69%, 6/15/25             A3               750        767
   Comcast Corp.
      9.375%, 5/15/05            B+               775        789
   Digital Equipment
    Corp.
      8.625%, 11/1/12            BB+              400        414
   DR Structured
    Finance Series 94K2
      9.35%, 8/15/19             BBB              375        370
   Federated Department
    Stores
      10.00%, 2/15/01            BB-              825        894
   (a) Fleming Cos.,
    Inc.
      10.625%, 12/15/01          BB-              750        801
   G.I. Holdings, Inc.
     Zero Coupon,
      10/1/98                    B+             1,300        944
   (+) Host Marriott
    Travel Plaza
      9.50%, 5/15/05             BB-              650        632
   Marvel Parent
    Holdings, Inc.
     Zero Coupon,
      4/15/98                    B-             1,250        895
   News America
    Holdings, Inc.
      10.125%, 10/15/12          BBB              890      1,037
   Paramount
    Communications
      8.25%, 8/1/22              BB+              700        690
   (b) Rhone-Poulenc
    Rorer, Inc.
      8.62%, 1/5/21              A3               400        436
   RJR Nabisco, Inc.
      8.75%, 4/15/04             BBB-             975        987

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       ++RATINGS     FACE
                       (STANDARD    AMOUNT      VALUE
                       & POOR'S)    (000)       (000)+
---------------------------------------------------------
   Scotia Pacific
    Holding Co.
      7.95%, 7/20/15     BBB      $    664   $    680
   Southland Corp.
      5.00%, 12/15/03    BB+         1,115        864
   Time Warner, Inc.
      9.15%, 2/1/23      BBB-          700        761
---------------------------------------------------------
GROUP TOTAL                                    12,537
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (1.1%)
   (+) Creekwood
    Capital Corp.
    Series 95-1 A
      8.47%, 3/16/15     AA            572        601
   (b) (+) DeBartolo
    Capital Corp.
    Series A 2
      7.48%, 5/1/04      Aaa           900        934
   First Federal
    Savings & Loan
     Association
     Series 92-C
      8.75%, 6/1/06      AA              2          2
   Marine Midland Bank
    NA, Series
     91-1A7
      8.50%, 4/25/22     AA              3          3
   Mid-State Trust
    Series 95-4 A
      8.33%, 4/1/30      AAA           663        705
   Resolution Trust
    Corp. Series 92-5C
      8.628%, 1/25/26    AA            485        497
   Ryland Acceptance
    Corp. IV Series
     79-A
      6.65%, 7/1/11      AA            110        105
   Security Pacific
    Home Equity Trust
     Series 87-A1
      8.00%, 1/1/02      AA              2          2
   (+) Stratford Finance
    Corp.
      6.776%, 2/1/04     AA            800        770
---------------------------------------------------------
GROUP TOTAL                                     3,619
---------------------------------------------------------
TELEPHONES (0.6%)
   Comcast Cellular Corp.
    Series A,
     Zero Coupon,
      3/5/00             B+          1,000        763
   (+) Rogers Cable Systems
    Series B
      10.00%, 3/15/05    BB+           600        630
   Tele-Communications,
    Inc.
      9.25%, 1/15/23     BBB-          700        728
---------------------------------------------------------
GROUP TOTAL                                     2,121
---------------------------------------------------------

                       ++RATINGS     FACE
                       (STANDARD    AMOUNT      VALUE
                       & POOR'S)    (000)       (000)+
---------------------------------------------------------
TRANSPORTATION (0.5%)
   Delta Airlines Trust
    Series
     93-B2
      10.06%, 1/2/16     BB+      $    500   $    575
   Jet Equipment Trust
    Series:
     (+) 95-C
      10.69%, 5/1/15     BBB-          500        563
     (+) B1
      10.91%, 6/15/06    BB+           200        226
     (+) CL-C
      9.71%, 2/15/15     BBB           225        236
---------------------------------------------------------
GROUP TOTAL                                     1,600
---------------------------------------------------------
U.S. TREASURY SECURITY (1.6%)
   U.S. Treasury Bond
     7.875%, 2/15/21     Tsy         4,550      5,218
---------------------------------------------------------
UTILITIES (0.1%)
   Long Island Lighting Co.
     8.90%, 7/15/19      BB+           325        326
---------------------------------------------------------
YANKEE (1.0%)
   PDV America, Inc.
     7.875%, 8/1/03      BB-           825        762
   # Republic of Argentina
     5.00%, 3/31/23      BB-         2,950      1,431
   United Mexican States
     6.25%, 12/31/19     BB          1,700      1,020
---------------------------------------------------------
GROUP TOTAL                                     3,213
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $127,013) 129,463
---------------------------------------------------------
COMMON STOCKS (56.8%)
---------------------------------------------------------
                                    SHARES
                                    ------
BANKS (2.7%)
   Chemical Banking Corp.           44,500      2,709
   Citicorp                         32,300      2,285
   First Fidelity Bancorp            6,100        412
   First of America Bank
    Corp.                           10,800        464
   First Union Corp.                12,500        638
   NationsBank Corp.                38,826      2,611
---------------------------------------------------------
GROUP TOTAL                                     9,119
---------------------------------------------------------
BASIC RESOURCES (2.8%)
   Champion International
    Corp.                            5,000        269
   EI DuPont de Nemours Co.         61,500      4,228
   Georgia Pacific Corp.            12,500      1,094
   Scott Paper Co.                  30,500      1,479
   Temple-Inland, Inc.              19,000      1,012
   WR Grace & Co.                   20,000      1,335
---------------------------------------------------------
GROUP TOTAL                                     9,417
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO                                     VALUE
(CONT'D)                           SHARES     (000)+
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.4%)
   Anheuser Busch, Cos., Inc.       17,100   $  1,066
   Avon Products, Inc.              16,300      1,170
   PepsiCo, Inc.                    77,500      3,953
   Procter & Gamble Co.             24,600      1,894
---------------------------------------------------------
GROUP TOTAL                                     8,083
---------------------------------------------------------
CONSUMER DURABLES (2.2%)
   Armstrong World
    Industries, Inc.                 6,000        333
   Chrysler Corp.                   14,600        774
   Eastman Kodak Co.                16,900      1,001
   Eaton Corp.                      17,900        949
   General Motors Corp.             58,700      2,752
   Goodyear Tire & Rubber Co.       37,900      1,492
---------------------------------------------------------
GROUP TOTAL                                     7,301
---------------------------------------------------------
CONSUMER SERVICES (1.8%)
   Capital Cities ABC, Inc.         11,200      1,317
   News Corp. Limited ADR           50,100        996
   Service Corp.
    International                   28,400      1,111
   * Tele-Communications,
    Inc., Class A                   48,200        844
   * Tele-Communications-Liberty
    Media Group                     25,050        670
   Time Warner, Inc.                26,600      1,057
---------------------------------------------------------
GROUP TOTAL                                     5,995
---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (1.3%)
   Federal Home Loan Mortgage
    Corporation                     14,100        975
   Federal National Mortgage
    Association                     20,350      2,106
   Transamerica Corp.               19,219      1,369
---------------------------------------------------------
GROUP TOTAL                                     4,450
---------------------------------------------------------
ENERGY (5.2%)
   Amoco Corp.                      26,900      1,725
   Atlantic Richfield Co.           20,700      2,223
   British Petroleum plc ADR        20,100      1,806
   Burlington Resources, Inc.       22,800        883
   Chevron Corp.                    21,400      1,041
   Coastal Corp.                    40,000      1,345
   El Paso Natural Gas Co.          16,200        446
   Mobil Corp.                      24,950      2,486
   Norsk Hydro A.S.                 13,200        569
   Royal Dutch Petroleum Co.
    ADR                             27,200      3,338
   Unocal Corp.                     49,046      1,398
---------------------------------------------------------
GROUP TOTAL                                    17,260
---------------------------------------------------------
FOOD, TOBACCO & OTHER (3.1%)
   Archer Daniels Midland Co.       66,255      1,019
   Campbell Soup Co.                20,100      1,010
   Philip Morris Cos., Inc.         50,800      4,242
                                                VALUE
                                    SHARES     (000)+
---------------------------------------------------------
   RJR Nabisco Holdings Corp.       61,420   $  1,988
   UST, Inc.                        27,100        776
   Unilever N.V. ADR                10,400      1,352
---------------------------------------------------------
GROUP TOTAL                                    10,387
---------------------------------------------------------
HEALTH CARE (4.7%)
   Allergan, Inc.                   30,100      1,005
   American Home Products
    Corp.                           18,500      1,570
   Baxter International, Inc.       31,100      1,279
   Becton Dickinson & Co.           26,100      1,641
   Bristol-Myers Squibb Co.         43,700      3,185
   Columbia HCA Healthcare
    Corp.                           42,040      2,044
   * Humana, Inc.                   33,600        676
   Johnson & Johnson                23,550      1,746
   U.S. Healthcare, Inc.            25,700        909
   Warner Lambert Co.               15,700      1,495
---------------------------------------------------------
GROUP TOTAL                                    15,550
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (5.8%)
   * AMR Corp.                      13,600        981
   Burlington Northern, Inc.        23,305      1,690
   CSX Corp.                         6,600        555
   Cummins Engine Co., Inc.         24,000        924
   General Electric Co.             63,200      4,029
   ITT Corp.                         8,700      1,079
   Minnesota Mining &
    Manufacturing Co.                7,200        407
   Tenneco, Inc.                    34,700      1,605
   Textron, Inc.                    16,000      1,092
   Union Pacific Corp.              45,400      3,008
   United Technologies Corp.        33,100      2,925
   WMX Technologies, Inc.           36,785      1,048
---------------------------------------------------------
GROUP TOTAL                                    19,343
---------------------------------------------------------
INSURANCE (1.2%)
   Aetna Life & Casualty Co.        17,300      1,269
   AFLAC, Inc.                      17,600        730
   Exel Ltd.                        37,300      2,168
---------------------------------------------------------
GROUP TOTAL                                     4,167
---------------------------------------------------------
MID CAP GROWTH (2.8%)
   Adobe Systems, Inc.               4,300        223
   * Airgas, Inc.                    4,200        112
   * American Mobile
    Satellite                        8,500        203
   * Boca Research, Inc.             1,800         44
   * Boston Chicken, Inc.            5,200        136
   * Broderbund Software,
    Inc.                             2,100        160
   Cardinal Health, Inc.             3,000        166
   * Cellstar Corp.                  3,600        113
   * Cellular Communications,
    Inc., Class A                    2,100        114
   * Ceridian Corp.                  3,800        169
   * CIDCO, Inc.                     2,700         95
   Cintas Corp.                      4,100        180

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                    SHARES     (000)+
---------------------------------------------------------
   Citicasters, Inc.                 2,500   $     83
   * CNS, Inc.                       4,100         54
   Comcast Corp., Class A
    Special                          6,000        120
   * Comcast UK Cable
    Partners                         4,900         77
   Computron Software, Inc.          3,600         62
   * Cordis Corp.                    1,300        110
   Cott Corp.                       10,700        102
   Danaher Corp.                     4,100        134
   * Eckerd Corp.                    3,600        144
   * Electronics for Imaging,
    Inc.                             1,600        115
   Firefox Communications,
    Inc.                             2,200         54
   * Fiserv, Inc.                    2,800         81
   Frontier Corp.                    8,400        224
   * Gartner Group, Inc.,
    Class A                          4,400        144
   General Cable plc ADR             3,300         53
   * Glenayre Technologies,
    Inc.                             2,550        184
   Globalstar
    Telecommunications Ltd.          6,600        141
   * Health Management
    Associates, Class A             10,300        331
   * Healthcare Compare Corp.        2,000         78
   HighwayMaster
    Communications, Inc.             1,000         13
   HFS, Inc.                         3,100        162
   * International Cabletel,
    Inc.                             7,600        213
   * Inter-Tel, Inc.                 2,600         46
   Kent Electronics Corp.            2,200         97
   La Quinta Motor Inns, Inc.        4,800        134
   Lin Television Corp.              1,800         56
   * Lincare Holdings, Inc.          5,900        152
   * LSI Logic Corp.                 1,800        104
   Maxis, Inc.                       1,700         75
   * McAfee Associates, Inc.         1,300         67
   * Millicom International
    Cellular S.A.                    2,600         84
   Mylan Labs, Inc.                  3,150         63
   * National Education Corp.        4,800         38
   Nokia Corp. ADR                   1,800        126
   * North American Biologicals,
    Inc.                             3,500         29
   OfficeMax, Inc.                   4,800        116
   * OrNda Healthcorp                5,100        108
   * Paging Network, Inc.            4,100        197
   Palmer Wireless, Inc.             4,300         96
   PanAmSat Corp.                    6,800        104
   Papa John's International, Inc.   2,700        122
   Paychex, Inc.                     4,300        199
   P-Com, Inc.                       1,300         58
   PMI Group, Inc.                   1,700         81
   Post Properties, Inc.             2,000         62
   Project Software &
    Development, Inc.                1,700         44
   * Qualcomm, Inc.                  1,700         78
   * Robert Mondavi Corp.,
    Class A                          4,200        107
   * Rotech Medical Corp.            4,200        104
   Security Capital
    Industrial Trust                 4,600         75
   Security Capital Pacific
    Trust                            3,700         70

                                                VALUE
                                    SHARES     (000)+
---------------------------------------------------------
   Sinclair Broadcast Group, Inc.    5,300   $    152
   Sirrom Capital Corp.              5,400         98
   Softkey International,
    Inc.                             1,300         58
   Stewart Enterprises, Inc.,
    Class A                          2,550         92
   Stratacom, Inc.                   1,800         99
   * Sunglass Hut International,
    Inc.                             2,100        105
   Tanger Factory Outlet
    Center                           2,100         52
   * Tele-Communications,
    Inc., Class A                   16,575        290
   * Tele-Communications-Liberty
    Media Group, Class A             5,143        138
   Tele-Communications
    International, Inc.              5,400        101
   Telephone & Data Systems, Inc.        5         --
   * Tellabs, Inc.                   3,700        155
   * Tommy Hilfiger Corp.            4,600        150
   Transaction Systems
    Architect, Inc., Class A         3,300         88
   * United International
    Holdings, Inc., Class A          4,800         88
   * United Video Satellite
    Group                            2,700         80
   U.S. Robotics Corp.               1,000         85
   USA Detergents, Inc.              5,000        103
   Videotron Holdings plc ADR        1,900         32
   * Viking Office Products,
    Inc.                             4,100        171
   * Vivra, Inc.                     3,200        102
   Wolverine World Wide, Inc.        2,500         68
---------------------------------------------------------
GROUP TOTAL                                     9,393
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.3%)
   DeBartolo Realty Corp.           21,800        305
   Developers Diversified
    Realty Corp.                     7,700        232
   Security Capital Pacific
    Trust                           18,447        350
---------------------------------------------------------
GROUP TOTAL                                       887
---------------------------------------------------------
RETAIL (3.3%)
   Circuit City Stores, Inc.        29,400        930
   * Federated Department
    Stores, Inc.                    38,100      1,081
   Home Depot, Inc.                 39,000      1,555
   * Kroger Co.                     30,900      1,054
   * Office Depot, Inc.             24,000        723
   OfficeMax, Inc.                  28,950        702
   Sears Roebuck & Co.              61,600      2,272
   Wal-Mart Stores, Inc.            66,700      1,659
   Wendy's International,
    Inc.                            55,700      1,177
---------------------------------------------------------
GROUP TOTAL                                    11,153
---------------------------------------------------------
TECHNOLOGY (3.9%)
   * Compaq Computer                37,300      1,804
   Intel Corp.                      36,300      2,183
   International Business
    Machines Corp.                  18,500      1,746
   Motorola, Inc.                   14,300      1,092
   * National Semiconductor         54,600      1,508

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO                                     VALUE
(CONT'D)                           SHARES     (000)+
---------------------------------------------------------
   * Oracle Corporation             18,150   $    697
   * Seagate Technology             43,800      1,845
   Texas Instruments, Inc.          26,600      2,125
---------------------------------------------------------
GROUP TOTAL                                    13,000
---------------------------------------------------------
UTILITIES (6.5%)
   * AirTouch Communications, Inc.  30,300        928
   Consolidated Edison Co. of
    New York                        16,800        510
   Entergy Corp.                    38,400      1,003
   Florida Progress Corp.           17,000        550
   Frontier Corp.                   43,200      1,150
   GTE Corp.                        71,700      2,814
   Houston Industries, Inc.         14,900        657
   MCI Communications Corp.         55,200      1,439
   Ohio Edison Co.                  45,700      1,040
   Pacific Gas & Electric Co.       35,800      1,070
   PECO Energy Co.                  26,000        744
   Public Service Enterprise
    Group, Inc.                     20,300        604
   SBC Communications, Inc.         42,400      2,332
   Sprint Corp.                     51,800      1,813
   Unicom Corp.                     40,700      1,231
   U.S. West, Inc.                  46,300      2,182
   Vodafone Group plc ADR           41,500      1,702
---------------------------------------------------------
GROUP TOTAL                                    21,769
---------------------------------------------------------
VALUE (6.8%)
   Allied Signal, Inc.               4,100        181
   Allstate Corp.                    4,727        167
   American General Corp.            8,600        321
   Amoco Corp.                       2,800        180
   Anheuser-Busch Cos., Inc.         4,200        262
   Archer Daniels Midland
    Industries, Inc.                14,490        223
   Armstrong World Industries, Inc.  6,500        361
   Atlantic Richfield Co.            2,100        225
   Bank of Boston Corp.              6,461        308
   Bard (C.R.), Inc.                 4,700        143
   Beckman Instruments, Inc.        10,900        330
   Bergen Brunswig Corp.,
    Class A                          8,000        171
   Boatmen's Bancshares, Inc.        3,100        115
   Boise Cascade Corp.               1,700         69
   Bristol-Myers Squibb Co.          3,400        248
   British Petroleum plc ADR         4,100        368
   Brunswick Corp.                   3,900         80
   Burlington Northern, Inc.         5,200        377
   Cabot Oil & Gas Corp.,
    Class A                          2,500        133
   Capital One Financial
    Corp.                            8,600        253
   Caterpillar, Inc.                 3,000        171
   Central Maine Power Co.          12,500        164
   Chemical Banking Corp.            4,500        274
   Citicorp                          1,900        134
   * Compaq Computer Corp.           5,100        247
   Crestar Financial Corp.           4,570        255

                                                VALUE
                                    SHARES     (000)+
---------------------------------------------------------
   CSX Corp.                         1,500   $    126
   Cummins Engine Co., Inc.          7,500        289
   Cyprus Amax Minerals Co.          8,000        225
   Dayton-Hudson Corp.               2,200        167
   Deere & Co.                       3,100        252
   Dexter Corp.                      6,700        171
   Dillard Department Stores,
    Inc., Class A                    5,400        172
   Eastman Chemical Co.                725         46
   Eaton Corp.                       6,000        318
   EI Du Pont De Nemours & Co.       3,700        254
   El Paso Natural Gas Co.           7,800        215
   Entergy Corp.                     9,400        246
   * Federal Express Corp.           4,100        340
   Federal Home Loan Mortgage
    Corp.                            1,900        131
   Federal National Mortgage
    Association                      1,900        197
   First of America Bank
    Corp.                            4,385        189
   * FMC Corp.                       2,600        198
   * Foundation Health Corp.         6,700        255
   General Motors Corp.              7,296        342
   General Public Utilities
    Corp.                           11,500        358
   Goodyear Tire & Rubber Co.        7,300        287
   Great Western Financial           7,300        173
   International Business
    Machines Corp.                   3,200        302
   ITT Corp.                         2,000        248
   Lockheed Martin Corp.             3,845        258
   Long Island Lighting Co.         10,500        181
   Lubrizol Corp.                    5,100        166
   Mallinckrodt Group, Inc.          7,800        309
   MAPCO, Inc.                       5,800        299
   MCI Communications Corp.         10,100        263
   Melville Corp.                    5,900        204
   * National Semiconductor
    Corp.                           13,000        359
   New York State Electric &
    Gas Corp.                        4,500        118
   Northern Trust Corp.              1,200         55
   Olin Corp.                        4,100        282
   * PacifiCare Health
    Systems, Inc., Class B           3,800        258
   PECO Energy Co.                  10,400        298
   PHH Corp.                         3,300        149
   Philip Morris Cos., Inc.          6,300        526
   PNC Bank Corp.                    6,300        176
   Premark International,
    Inc.                             5,600        285
   Providian Corp.                   8,400        349
   Raytheon Corp.                    3,000        255
   Reebok International Ltd.         5,000        172
   Rhone-Poulenc Rorer, Inc.         6,100        278
   RJR Nabisco Holdings Corp.       11,100        359
   Rockwell International
    Corp.                            4,700        222
   Rohm & Haas Co.                   4,600        278
   Ryder Systems, Inc.               7,700        195
   SAFECO Corp.                      1,100         72
   Scitex Corp., Ltd.               11,500        217
   * Seagate Technology              8,100        341
   Sears, Roebuck & Co.              5,100        188

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                    SHARES     (000)+
---------------------------------------------------------
   Shawmut National Corp.            4,700   $    158
   Signet Banking Corp.              8,319        218
   Springs Industries, Inc.,
    Class A                          5,300        208
   Sprint Corp.                      6,300        221
   St. Paul Cos., Inc.               4,700        274
   Standard Register Co.            12,700        273
   TCF Financial Corp.               2,400        140
   Tecumseh Products Co.,
    Class A                         10,200        490
   * Tenet Healthcare Corp.         15,100        262
   Texas Instruments, Inc.           3,400        272
   Textron, Inc.                     3,600        246
   Torchmark Corp.                   2,000         84
   Trinova Corp.                     4,800        162
   Ultramar Corp.                    8,900        211
   United Technologies Corp.         1,900        168
   Universal Corp.                     400          9
   V.F. Corp.                        5,200        265
   * Western Digital Corp.          14,600        232
   Weyerhaeuser Co.                  3,100        141
   Whirlpool Corp.                   2,700        155
   Williams Cos., Inc.               4,600        179
   YPF SA ADR                        7,100        128
---------------------------------------------------------
GROUP TOTAL                                    22,869
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $160,136)           190,143
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.2%)
---------------------------------------------------------

                        ++RATINGS
                        (STANDARD
                        & POOR'S)
                        ---------
   Unisys Corp. Series A
     $3.75 (Cost $964)   B-         22,200        830
---------------------------------------------------------
RIGHTS (0.0%)
---------------------------------------------------------
   * Mexico Recovery Rights,
    expiring 6/30/03 (Cost
    $0)                              1,700         --
---------------------------------------------------------
CASH EQUIVALENTS (13.0%)
---------------------------------------------------------
                                     FACE
                                    AMOUNT
                                     (000)
                                    ------
   Short-term Investments
    Held as Collateral for
    Loaned Securities (0.3%)      $    858        858
---------------------------------------------------------
U.S. TREASURY SECURITIES (0.1%)
---------------------------------------------------------
   U.S. Treasury Bills
    (a) Zero Coupon,
     10/19/95            Tsy           150        150
    (a) Zero Coupon,
     1/11/96             Tsy           350        345
---------------------------------------------------------
GROUP TOTAL                                       495
---------------------------------------------------------

                                      FACE
                                    AMOUNT      VALUE
                                     (000)     (000)+
---------------------------------------------------------
COMMERCIAL PAPER (5.0%)
   Alabama Power
     5.71%, 10/27/95              $  1,200   $  1,195
   American General Finance
    Corp.
     5.71%, 11/2/95                  1,200      1,194
   Barclays U.S. Funding
     5.74%, 10/30/95                 1,200      1,194
   Bell Atlantic Financial
     5.72%, 10/11/95                 1,200      1,198
   Cargill
     5.72%, 10/6/95                  1,200      1,199
   General Electric Capital
    Corp.
     5.74%, 10/12/95                 1,200      1,198
   Hershey Foods
     5.70%, 10/27/95                 1,200      1,195
   Household Finance Corp.
     5.73%, 10/16/95                 1,200      1,197
   McDonald's Corp.
     5.72%, 10/11/95                 1,200      1,198
   Motorola Credit
     5.70%, 10/17/95                 1,200      1,197
   Raytheon Co.
     5.72%, 10/4/95                  1,200      1,199
   U.S. West, Inc.
     5.71%, 11/7/95                  1,200      1,193
   Weyerhaeuser Mortgage Co.
     5.71%, 10/25/95                 1,200      1,195
   Xerox Credit Corp.
     5.75%, 10/3/95                  1,200      1,200
---------------------------------------------------------
GROUP TOTAL                                    16,752
---------------------------------------------------------
REPURCHASE AGREEMENT (7.6%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be
    repurchased at $25,290
    collateralized by $25,386
    of various U.S.
    Government and Agency
    Obligations, due
    10/3/95-7/7/97, valued at
    $25,529                         25,277     25,277
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $43,382)          43,382
---------------------------------------------------------
TOTAL INVESTMENTS (108.7%) (Cost $331,495)    363,818
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.7%)
   Dividends Receivable                           425
   Interest Receivable                          2,044
   Receivable for Fund Shares Sold                  2
   Receivable for Investments Sold              1,121
   Other Assets                                     1
   Payable for Fund Shares Redeemed               (61)
   Payable for Investments Purchased          (26,142)
   Payable for Administrative Fees                (25)
   Payable for Investment Advisory Fees          (362)
   Payable for Daily Variation on Futures
    Contracts                                     (42)
   Written Interest Rate Floors, at Value      (5,106)

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO                                       VALUE
(CONT'D)                                        (000)+
---------------------------------------------------------
   Unrealized Loss on Forward Foreign
    Currency Contracts                       $    (69)
   Collateral on Securities Loaned, at
    Value                                        (858)
   Other Liabilities                             (116)
                                             --------
                                              (29,188)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 25,626,411 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)              $334,630
---------------------------------------------------------
NET ASSET VALUE PER SHARE                   $   13.06
---------------------------------------------------------
sec.    Restricted Security-Total cost of restricted
         securities at September 30, 1995 amounted to
         $1,024. Total market value of restricted
         securities owned at September 30, 1995 was
         $1,016 or 0.3% of net assets.
+       See Note A1 to Financial Statements.
++      Ratings are unaudited.
*       Non-Income Producing Security.
(a)     A portion of these securities was pledged to
         cover margin requirements for futures
         contracts.
(b)     Moody's Investor Service, Inc. rating. Security
         is not rated by Standard & Poor's Corporation.
(c)     Fitch rating. Security is not rated by Standard
         & Poor's Corporation or Moody's Investor
         Service, Inc.
/ /     Securities purchased with proceeds from written
         floors. See Note A6 to Financial Statements.
#       Step Bond-Coupon rate is zero or below market
         for an initial period and then increases to a
         higher coupon rate thereafter.
##      Variable or floating rate securities-rate
         disclosed is as of September 30, 1995.
(+)     144A security. Certain conditions for public
         sale may exist.
ADR     American Depositary Receipt.
Inv Fl  Inverse Floating Rate-Interest rate fluctuates
         with an inverse relationship to an associated
         interest rate. Indicated rate is the effective
         rate at September 30, 1995.
IO      Interest Only.
CMO     Collateralized Mortgage Obligation.
PAC     Planned Amortization Class.
REMIC   Real Estate Mortgage Investment Conduit.
TBA     Security is subject to delayed delivery. See
         Note A8 to Financial Statements.
C$      Canadian Dollar.
DK      Danish Krona.
DM      German Mark.
ECU     European Currency Unit.
FF      French Franc.

MULTI-ASSET-CLASS
PORTFOLIO

STATEMENT OF NET ASSETS
EQUITY (44.2%)

 ---------------------------------------------------------
                                              VALUE
SEPTEMBER 30, 1995                 SHARES     (000)+
 ---------------------------------------------------------
U.S. COMMON STOCKS (44.2%)
---------------------------------------------------------
BANKS (2.1%)
   Chemical Banking Corp.          10,000    $   609
   Citicorp                         6,700        474
   First Fidelity Bancorp           1,600        108
   First of America Bank Corp.      2,441        105
   First Union Corp.                2,400        122
   NationsBank Corp.                8,802        592
---------------------------------------------------------
GROUP TOTAL                                    2,010
---------------------------------------------------------
BASIC RESOURCES (2.1%)
   EI DuPont de Nemours Co.        13,775        947
   Georgia Pacific Corp.            2,900        254
   Scott Paper Co.                  6,700        325
   Temple-Inland, Inc.              4,300        229
   W.R. Grace & Co.                 4,700        314
---------------------------------------------------------
GROUP TOTAL                                    2,069
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.9%)
   Anheuser Busch Cos., Inc.        4,000        250
   Avon Products, Inc.              4,100        294
   PepsiCo, Inc.                   17,400        887
   Procter & Gamble Co.             5,300        408
---------------------------------------------------------
GROUP TOTAL                                    1,839
---------------------------------------------------------
CONSUMER DURABLES (1.7%)
   Armstrong World Industries,
    Inc.                            1,100         61
   Chrysler Corp.                   3,200        170
   Eastman Kodak Co.                3,800        225
   Eaton Corp.                      4,000        212
   General Motors Corp.            13,421        629
   Goodyear Tire & Rubber Co.       8,500        335
---------------------------------------------------------
GROUP TOTAL                                    1,632
---------------------------------------------------------
CONSUMER SERVICES (1.4%)
   Capital Cities ABC, Inc.         2,200        259
   News Corp. Limited ADR          12,600        250
   Service Corp. International      6,300        246
   * Tele-Communications, Inc.,
    Class A                        11,100        194
  * Tele-Communications-Liberty
    Media Group, Class A            7,175        192
   Time Warner, Inc.                5,700        227
---------------------------------------------------------
GROUP TOTAL                                    1,368
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                              VALUE
                                  SHARES     (000)+
 ---------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (1.1%)
   Federal Home Loan Mortgage
    Corporation                     2,900    $   200
   Federal National Mortgage
    Association                     5,000        518
   Transamerica Corp.               4,100        292
---------------------------------------------------------
GROUP TOTAL                                    1,010
---------------------------------------------------------
ENERGY (3.9%)
   Amoco Corp.                      6,200        398
   Atlantic Richfield Co.           4,650        499
   British Petroleum plc ADR        4,709        423
   Burlington Resources, Inc.       4,600        178
   Chevron Corp.                    4,700        229
   Coastal Corp.                    8,300        279
   El Paso Natural Gas Co.          3,400         94
   Mobil Corp.                      5,700        568
   Norsk Hydro AS ADR               3,000        129
   Royal Dutch Petroleum Co.
    ADR                             5,900        724
   Unocal Corp.                     9,502        271
---------------------------------------------------------
GROUP TOTAL                                    3,792
---------------------------------------------------------
FOOD, TOBACCO & OTHER (2.4%)
   Archer Daniels Midland Co.      14,595        225
   Campbell Soup Co.                4,400        221
   Philip Morris Cos., Inc.        11,200        935
   RJR Nabisco Holdings Corp.      13,440        435
   Unilever N.V. ADR                2,700        351
   UST, Inc.                        6,000        172
---------------------------------------------------------
GROUP TOTAL                                    2,339
---------------------------------------------------------
HEALTH CARE (3.6%)
   Allergan, Inc.                   6,900        230
   American Home Products Corp.     4,350        369
   Baxter International, Inc.       6,800        280
   Becton, Dickinson & Co.          5,600        352
   Bristol-Myers Squibb Co.         9,800        714
   Columbia HCA Healthcare
    Corp.                           9,562        465
   * Humana, Inc.                   7,600        153
   Johnson & Johnson                5,300        393
   U.S. Healthcare, Inc.            5,900        209
   Warner Lambert Co.               3,500        333
---------------------------------------------------------
GROUP TOTAL                                    3,498
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (4.3%)
   * AMR Corp.                      3,000        216
   Burlington Northern, Inc.        4,443        322
   CSX Corp.                        1,100         93
   Cummins Engine Co., Inc.         5,400        208
   General Electric Co.            13,900        886
   ITT Corp.                        1,800        223
   Minnesota Mining &
    Manufacturing Co.               2,200        124
   Tenneco, Inc.                    7,600        352


                                              VALUE
                                  SHARES     (000)+
 ---------------------------------------------------------
   Textron, Inc.                    3,500    $   239
   Union Pacific Corp.             10,300        682
   United Technologies Corp.        6,900        610
   WMX Technologies, Inc.           8,600        245
---------------------------------------------------------
GROUP TOTAL                                    4,200
---------------------------------------------------------
INSURANCE (0.9%)
   Aetna Life & Casualty Co.        3,800        278
   AFLAC, Inc.                      3,000        125
   Exel Ltd.                        8,500        494
---------------------------------------------------------
GROUP TOTAL                                      897
---------------------------------------------------------
MID CAP GROWTH (2.2%)
   * CIDCO, Inc.                    3,200        113
   Cott Corp.                      10,300         98
   * Fiserv, Inc.                   6,600        191
   Globalstar
    Telecommunications Ltd.         4,600         98
   * Health Management
    Associates, Inc., Class A       4,100        132
   * International Cabletel,
    Inc.                            5,300        148
   La Quinta Motor Inns, Inc.       4,800        134
   * Lincare Holdings, Inc.         4,500        116
   * Paging Network, Inc.           4,700        226
   Paychex, Inc.                    4,650        215
   Security Capital Industrial
    Trust                           5,000         81
   Sirrom Capital Corp.             8,800        160
   * Tellabs, Inc.                  3,000        126
   * Tommy Hilfiger Corp.           4,300        140
   * Viking Office Products,
    Inc.                            3,900        162
---------------------------------------------------------
GROUP TOTAL                                    2,140
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
   DeBartolo Realty Corp.           3,700         52
   Developers Diversified
    Realty Corp.                    1,400         42
   Security Capital Pacific
    Trust                           3,000         57
---------------------------------------------------------
GROUP TOTAL                                      151
---------------------------------------------------------
RETAIL (2.6%)
   Circuit City Stores, Inc.        6,300        199
   * Federated Department
    Stores, Inc.                    8,400        238
   Home Depot, Inc.                 8,700        347
   * Kroger Corp.                   7,000        239
   * Office Depot, Inc.             4,800        145
   OfficeMax, Inc.                  6,600        160
   Sears Roebuck & Co.             13,300        490
   Wal-Mart Stores, Inc.           14,200        353
   Wendy's International, Inc.     14,100        298
---------------------------------------------------------
GROUP TOTAL                                    2,469
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO                                    VALUE
(CONT'D)                          SHARES     (000)+
 ---------------------------------------------------------
TECHNOLOGY (2.9%)
   * Compaq Computer Corp.          8,500    $   411
   Intel Corp.                      7,200        433
   International Business
    Machines Corp.                  4,100        387
   Motorola, Inc.                   2,700        206
   * National Semiconductor        12,200        337
   * Oracle System Corp.            4,550        175
   * Seagate Technology             9,700        409
   Texas Instruments, Inc.          5,900        471
---------------------------------------------------------
GROUP TOTAL                                    2,829
---------------------------------------------------------
UTILITIES (5.0%)
   * Airtouch Communications,
    Inc.                            6,300        193
   Consolidated Edison Co. of
    New York                        5,200        158
   Entergy Corp.                    8,600        225
   Florida Progress Corp.           4,900        159
   Frontier Corp.                   9,800        261
   GTE Corp.                       15,000        589
   Houston Industries, Inc.         2,800        124
   MCI Communications Corp.        13,000        339
   Ohio Edison Co.                  9,400        213
   Pacific Gas & Electric Co.       7,600        227
   PECO Energy Co.                  5,900        169
   Public Service Enterprise
    Group, Inc.                     4,900        146
   SBC Communications, Inc.         9,400        517
   Sprint Corp.                    12,100        424
   Unicom Corp.                     9,000        272
   US West, Inc.                   10,500        494
   Vodafone Group plc ADR           8,400        344
---------------------------------------------------------
GROUP TOTAL                                    4,854
---------------------------------------------------------
VALUE (5.9%)
   Baxter International, Inc.      12,700        522
   Chrysler Corp.                  16,900        896
   Citicorp.                       10,700        757
   Dillard Department Stores,
    Inc., Class A                  14,700        469
   MAPCO, Inc.                     12,700        654
   SAFECO Corp.                     4,200        276
   Sprint Corp.                    10,600        371
   Texas Instruments, Inc.         12,200        974
   Textron, Inc.                    5,300        362
   Whirlpool Corp.                  6,700        386
---------------------------------------------------------
GROUP TOTAL                                    5,667
---------------------------------------------------------
TOTAL U.S. COMMON STOCKS (Cost $36,564)       42,764
---------------------------------------------------------

                     ++RATINGS     FACE
                     (STANDARD   AMOUNT      VALUE
                     & POOR'S)   (000)      (000)+
 ---------------------------------------------------------
U.S. FIXED INCOME (18.4%)
---------------------------------------------------------
FIXED INCOME SECURITIES (18.3%)
---------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (2.0%)
   ## Government National
    Mortgage Association II:
     Conventional
       Pools:
      5.00%, 12/20/24    Agy     $    346    $   344
      6.00%,
       10/20/23-5/20/24  Agy        1,270      1,275
      6.50%,
       10/20/23-7/20/24  Agy          272        277
---------------------------------------------------------
GROUP TOTAL                                    1,896
---------------------------------------------------------

AGENCY FIXED RATE MORTGAGES (5.0%)
   Federal Home Loan
    Mortgage Corporation:
     Gold Pools:
     November TBA
      7.00%, 6/15/24     Agy          800        788
      7.50%,
       8/15/24-11/15/25  Agy        1,100      1,105
     Conventional
      Pools:
      11.00%, 9/1/16     Agy          185        205
      11.50%, 7/1/15     Agy          155        174
   Federal National
    Mortgage Association:
     Conventional
      Pools:
     November TBA
      7.00%, 11/15/24    Agy          625        616
      7.50%, 11/15/25    Agy          625        628
   Government National
    Mortgage Association
     Conventional
      Pools:
      10.50%, 2/15/19    Agy           41         46
      11.00%,
       7/15/10-7/15/19   Agy          166        185
     November TBA
      7.50%, 8/15/24     Agy        1,100      1,109
---------------------------------------------------------
GROUP TOTAL                                    4,856
---------------------------------------------------------
ASSET BACKED CORPORATES (0.2%)
   ALPS Series:
     94-1 A4 CMO
      7.80%, 7/15/99     AA           100        103
     94-1 C CMO
      9.35%, 3/15/00     BBB           99        103
---------------------------------------------------------
GROUP TOTAL                                      206
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   ++RATINGS      FACE
                   (STANDARD    AMOUNT       VALUE
                   & POOR'S)     (000)      (000)+
 ---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 AGENCY COLLATERAL SERIES (0.1%)
   Federal National
    Mortgage
    Association Series:
     92-33 S Inv Fl
      12.90%, 3/25/22    Agy     $     50    $    54
   Goldman Sachs Trust
    IV Series
     89 D-2 Inv Fl
      17.716%, 5/1/19    AAA           49         60
---------------------------------------------------------
GROUP TOTAL                                      114
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 NON-AGENCY COLLATERAL SERIES (2.6%)
   American Housing
    Trust Series V 1G
      9.125%, 4/25/21    AAA          170        176
   American Southwest
    Financial
    Securities Corp.
    Series:
     (c) 93-2 A1
      7.30%, 1/18/09     AA           147        148
     (b) 95-C1 A1B
      7.40%, 11/17/04    Aaa          150        154
   Asset Securitization
    Corp. Series 95-D1
    A1
      7.59%, 8/11/27     AAA          125        130
   Countrywide Mortgage
    Backed Securities,
    Inc. Series:
     93-C A11
      6.50%, 1/25/24     AAA          147        137
   GE Capital Mortgage
    Services, Inc.
    Series:
     94-24 A4
      7.00%, 7/25/24     AAA          220        204
   J.P. Morgan
    Commercial Mortgage
    Finance Corp.
    Series:
     95-C1 A1
      7.268%, 7/25/10    AAA           85         86
   Mid-State Trust
    Series
     88-2 A4
      9.625%, 4/1/03     AAA          188        206
   Mortgage Capital
    Funding, Inc.
    Series
     95-MC1 A1B
      7.60%, 5/25/27     AAA          125        130
   Residential Funding
    Mortgage Securities
    Co., Inc. Series:
     92-S2 M
      8.00%, 1/25/22     AA            93         94
     (c) sec. 93-MZ3 A2
      6.97%, 8/28/23
       (acquired
       7/17/95, cost
       $93)              AA           100         94

                    ++RATINGS       FACE
                    (STANDARD     AMOUNT       VALUE
                    & POOR'S)      (000)      (000)+
 ---------------------------------------------------------
     sec. 93-S43 A10
      6.50%, 11/25/23
       (acquired
       6/12/95, cost
       $136)             AAA     $    147    $   137
     sec. 94-S1 A19
      6.75%, 1/25/24
       (acquired
       5/22/95, cost
       $179)             AAA          196        186
     95-S11 M
      7.50%, 9/25/25     AAA          100        100
   Rural Housing Trust
    Series:
     87-1D
      6.33%, 4/1/26      AAA          162        158
     87-1M
      3.33%, 4/1/26      A-           165        151
     87-2C
      6.83%, 4/1/26      AAA          162        160
   sec.(b) Security Asset Sales,
    Inc.
     Series 95-B M
      7.41%, 9/25/24
       (acquired
       5/16/95, cost
       $93)              Aa3          100         97
---------------------------------------------------------
GROUP TOTAL                                    2,548
---------------------------------------------------------
ENERGY (0.2%)
   Maxus Energy Corp.
      10.83%, 9/1/04     BB-          115        120
   Mobile Energy Services
      8.665%, 1/1/17     BBB-         100        105
---------------------------------------------------------
GROUP TOTAL                                      225
---------------------------------------------------------
FINANCE (1.4%)
   Conseco, Inc.
      8.125%, 2/15/03    BB+          125        119
   First Union REIT
      8.875%, 10/1/03    BB+          100         92
   (b) FNBC Series 93-A
      8.08%, 1/5/18      A1           100        104
   Home Holdings, Inc.
      8.625%, 12/15/03   B-            95         76
   John Hancock Surplus
    Note
      7.375%, 2/15/24    AA           250        232
   (+) Metropolitan Life
    Insurance
      7.45%, 11/1/23     AA           250        231
   (+) Nationwide Mutual Life
    Insurance
      7.50%, 2/15/24     AA-          250        232
   (+) Prudential Insurance Co.
      8.30%, 7/1/25      A            150        150

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO
                      ++RATINGS    FACE
                      (STANDARD  AMOUNT       VALUE
(CONT'D)              & POOR'S)   (000)      (000)+
 ---------------------------------------------------------
   Reliance Group Holdings
      9.00%, 11/15/00    BB+     $     50    $    50
   (+) United Savings of Texas
      9.05%, 5/15/98     BB+           50         50
---------------------------------------------------------
GROUP TOTAL                                    1,336
---------------------------------------------------------
INDUSTRIALS (1.7%)
   Alateif Freeport Finance
      9.75%, 4/15/01     BBB-          70         77
   (b) Columbia/HCA
    Healthcare
      7.69%, 6/15/25     A3           125        128
   Comcast Corp.
      9.375%, 5/15/05    B+           105        107
   Digital Equipment Corp.
      8.625%, 11/1/12    BB+          100        104
   DR Structured
    Finance Series 94K2
      9.35%, 8/15/19     BBB           30         30
   Federated Department
    Stores
      10.00%, 2/15/01    BB-          120        130
   Fleming Cos., Inc.
      10.625%, 12/15/01  BB-          100        107
   News America
    Holdings, Inc.
      10.125%, 10/15/12  BBB          125        146
   Paramount
    Communications
      8.25%, 8/1/22      BB+           95         94
   (b) Rhone-Poulenc
    Rorer, Inc.
      8.62%, 1/5/21      A3           100        109
   RJR Nabisco, Inc.
      8.75%, 4/15/04     BBB-         135        137
   Scotia Pacific
    Holding Co.
      7.95%, 7/20/15     BBB          114        116
   Southland Corp.
      5.00%, 12/15/03    BB+          165        128
   Time Warner, Inc.
      9.15%, 2/1/23      BBB-         100        109
   Unisys Corp.
      9.75%, 9/15/16     BB-           86         84
---------------------------------------------------------
GROUP TOTAL                                    1,606
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.2%)
   Beverly Finance
      8.36%, 7/15/04     AA-          100        105
   Mid-State Trust
    Series 95-4A
      8.33%, 4/1/30      AAA           93         99
---------------------------------------------------------
GROUP TOTAL                                      204
---------------------------------------------------------

                   ++RATINGS       FACE
                   (STANDARD     AMOUNT       VALUE
                   & POOR'S)      (000)      (000)+
---------------------------------------------------------
TELEPHONES (0.3%)
   AT&T Corp.
      8.35%, 1/15/25     AA      $     55    $    60
   Comcast Cellular
    Corp. Series A
     Zero Coupon,
      3/5/00             B+            75         57
   (+) Rogers Cable
    Systems, Series B
      10.00%, 3/15/05    BB+           85         89
   Tele-Communications,
    Inc.
      9.25%, 1/15/23     BBB-         105        109
---------------------------------------------------------
GROUP TOTAL                                      315
---------------------------------------------------------


TRANSPORTATION (0.4%)
   Delta Airlines Trust
    Series 93-B2
      10.06%, 1/2/16     BB+           75         86
   Jet Equipment Trust
    Series:
     (+) 95-C
      10.69%, 5/1/15     BBB-         100        113
     (+) A11
      10.00%, 6/15/12    A            125        144
     (+) B1
      10.91%, 6/15/06    BB+           25         28
---------------------------------------------------------
GROUP TOTAL                                      371
---------------------------------------------------------
U.S. TREASURY SECURITIES (3.9%)
   U.S. Treasury Bonds
      7.875%, 2/15/21    Tsy          350        401
      (a) 8.75%, 8/15/20 Tsy        2,000      2,501
   U.S. Treasury Note
      7.25%, 8/15/04     Tsy          825        882
---------------------------------------------------------
GROUP TOTAL                                    3,784
---------------------------------------------------------
UTILITIES (0.0%)
   Long Island Lighting
    Co.
      8.90%, 7/15/19     BB+           40         40
---------------------------------------------------------
YANKEE (0.3%)
   PDV America, Inc.
      7.875%, 8/1/03     BB-           75         69
   # Republic of
    Argentina
      5.00%, 3/31/23     BB-          300        146
   United Mexican
    States
      6.25%, 12/31/19    BB           125         75
---------------------------------------------------------
GROUP TOTAL                                      290
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------
   Unisys Corp.
    Series A $3.75       B-      (1)2,000         75
---------------------------------------------------------
TOTAL U.S. FIXED INCOME (Cost $17,327)        17,866
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   ++RATINGS        FACE
                   (STANDARD      AMOUNT       VALUE
                   & POOR'S)       (000)      (000)+
---------------------------------------------------------
INTERNATIONAL FIXED INCOME (6.5%)
---------------------------------------------------------
FIXED INCOME SECURITIES (6.5%)
---------------------------------------------------------
AUSTRALIAN DOLLAR (0.1%)
   Australian Government
    Bond
      12.00%, 11/15/01   AAA     A$   100    $    89

---------------------------------------------------------
BRITISH POUND (0.8%)
   United Kingdom Treasury
    Bills
      8.00%, 12/7/00     AAA     L    295        474

      9.75%, 8/27/02     AAA          150        259
---------------------------------------------------------
GROUP TOTAL                                      733
---------------------------------------------------------
CANADIAN DOLLAR (0.6%)
   Government of Canada
      8.50%, 4/1/02      AA      C$  +550        429

      9.75%, 6/1/21      AA+          225        195
---------------------------------------------------------
GROUP TOTAL                                      624
---------------------------------------------------------
DANISH KRONE (0.5%)
   Kingdom of Denmark
      8.00%, 5/15/03     AAA    DK  1,700        309

      9.00%, 11/15/00    AAA          760        147
---------------------------------------------------------
GROUP TOTAL                                      456
---------------------------------------------------------
FRENCH FRANC (1.3%)
   Government of France
    O.A.T.
      8.50%, 3/28/00     AAA   FF   2,556        553

      8.50%, 10/25/19    AAA        3,300        702
---------------------------------------------------------
GROUP TOTAL                                    1,255
---------------------------------------------------------
GERMAN MARK (1.9%)
   Government of Germany
      6.75%, 6/21/99     AAA     DM   625        458

      8.375%, 5/21/01    AAA          920        713
   International Bank
    for Reconstruction
    and Development
      7.125%, 4/12/05    N/R          175        125
   Treuhandanstalt
      7.125%, 1/29/03    AAA          690        501
---------------------------------------------------------
GROUP TOTAL                                    1,797
---------------------------------------------------------

                   ++RATINGS         FACE
                   (STANDARD       AMOUNT      VALUE
                   & POOR'S)        (000)     (000)+
---------------------------------------------------------
IRISH PUNT (0.2%)
   Irish Gilts
      8.00%, 10/18/00    AAA IP     110      $   179

---------------------------------------------------------
ITALIAN LIRA (0.7%)
   Republic of Italy BTPS
      9.50%, 12/1/99     AA    IL 870,000        508

      10.00%, 8/1/03     AA       255,000        145
---------------------------------------------------------
GROUP TOTAL                                      653
---------------------------------------------------------
NETHERLANDS GUILDER (0.2%)
   Netherlands Government

      8.50%, 3/15/01     AAA    NG   350         244

---------------------------------------------------------
SWEDISH KRONA (0.1%)
   Government of Sweden
      13.00%, 6/15/01    AAA    SK   800         134

---------------------------------------------------------
UNITED STATES (0.1%)
   ## Caterpillar
    Financial Services
      6.125%, 1/30/96    A-      $    150        150
---------------------------------------------------------
TOTAL INTERNATIONAL FIXED INCOME (Cost $6,130) 6,314
---------------------------------------------------------
INTERNATIONAL EQUITY (12.6%)
---------------------------------------------------------
COMMON STOCKS (10.9%)
---------------------------------------------------------
                                   SHARES
                                   ------
ARGENTINA (0.4%)
   Banco Frances del Rio de la
    Plata SA ADR                   10,000        216
   YPF SA ADR                      10,600        191
---------------------------------------------------------
GROUP TOTAL                                      407
---------------------------------------------------------
AUSTRALIA (0.6%)
   * Qantas Airways Ltd.          154,000        274
   (+)* Qantas Airways Ltd. ADR     2,000         35
   Western Mining Corp.
    Holdings Ltd.                  30,600        200
---------------------------------------------------------
GROUP TOTAL                                      509
---------------------------------------------------------
AUSTRIA (0.0%)
   Flughafen Wein AG                2,000        126
---------------------------------------------------------
BRAZIL (0.3%)
   Telebras SA ADR                  5,600        263
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO                                     VALUE
(CONT'D)                          SHARES     (000)+
 ---------------------------------------------------------
FRANCE (1.0%)
   Christian Dior SA                2,400    $   218
   Ecco                             1,240        216
   Lafarge SA                       2,310        152
   (a) Michelin, Class B            2,850        125
   PSA Peugeot Citroen                700         96
   Usinor Sacilor                   8,099        144
---------------------------------------------------------
GROUP TOTAL                                      951
---------------------------------------------------------
GERMANY (1.3%)
   Degussa AG                         580        181
   Deutsche Bank AG                 4,300        205
   Felten & Guillaume                 940        174
   (a) Hoechst AG                   1,200        292
   Munich Ruekvers AG                  80        163
   Veba AG                          5,100        202
---------------------------------------------------------
GROUP TOTAL                                    1,217
---------------------------------------------------------
HONG KONG (0.5%)
   Orient Overseas
    International Ltd.            352,000        206
   * Orient Telecom &
    Technology Holding Ltd.       366,000        122
   Semi-Tech (Global) Ltd.        125,000        188
---------------------------------------------------------
GROUP TOTAL                                      516
---------------------------------------------------------
INDONESIA (0.1%)
   Asia Pacific Resources          12,000         96
---------------------------------------------------------
ITALY (0.6%)
   Fiat S.p.A. ADR                  9,600        178
   * Montedison S.p.A.            197,400        137
   Telecom Italia Mobile S.p.A.    68,900        115
   Telecom Italia S.p.A.           68,900        113
---------------------------------------------------------
GROUP TOTAL                                      543
---------------------------------------------------------
JAPAN (1.9%)
   (a) Ezaki Glico Co. Ltd.        27,000        231
   Hibiya Engineering              19,000        207
   Hitachi Ltd.                    26,000        284
   Mikuni Coca Cola Bottling       15,000        171
   Orix Corp.                       8,000        295
   Sonton Food Industry            16,000        207
   Uni-Charm                       10,000        218
   Yurtec Corp.                    12,600        261
---------------------------------------------------------
GROUP TOTAL                                    1,874
---------------------------------------------------------
KOREA (0.4%)
   * Cheil Foods & Chemicals        4,750        152
   * LG International              14,000        226
---------------------------------------------------------
GROUP TOTAL                                      378
---------------------------------------------------------

                                               VALUE
                                   SHARES     (000)+
---------------------------------------------------------
MEXICO (0.2%)
   Grupo Televisa SA GDS            8,100    $   162
---------------------------------------------------------
NETHERLANDS (0.8%)
   DSM N.V.                         2,930        235
   Philips Electronics N.V.         6,300        307
   Royal Dutch Petroleum Co.        2,050        252
---------------------------------------------------------
GROUP TOTAL                                      794
---------------------------------------------------------
NORWAY (0.1%)
   Norsk Hydro AS                   2,600        112
---------------------------------------------------------
PORTUGAL (0.2%)
   Portucel Industrial Empresa     27,200        202
---------------------------------------------------------
SINGAPORE (0.1%)
   Singapore Press Holdings
    (Foreign)                       3,600         55
---------------------------------------------------------
SPAIN (0.4%)
   Acerinox SA                      1,650        188
   Iberdrola SA                    20,400        154
---------------------------------------------------------
GROUP TOTAL                                      342
---------------------------------------------------------
SWEDEN (0.2%)
   Volvo AB, Class B                9,350        229
---------------------------------------------------------
SWITZERLAND (0.3%)
   BBC Brown Boveri Ltd. AG
    (Bearer)                          130        151
   Union Bank of Switzerland          156        160
---------------------------------------------------------
GROUP TOTAL                                      311
---------------------------------------------------------
TURKEY (0.1%)
   Turk Otomobil Fabrikasi
    AS ADR                         80,000         63
---------------------------------------------------------
UNITED KINGDOM (1.3%)
   Abbey National plc              21,400        183
   B.A.T Industries plc            17,500        146
   British Petroleum Co. plc       22,700        170
   (a) Hanson plc                  61,000        195
   Redland plc                     21,600        129
   Royal Insurance Holdings plc    26,800        149
   South Wales Electricity plc     12,300        179
   Unilever plc                     6,100        122
---------------------------------------------------------
GROUP TOTAL                                    1,273
---------------------------------------------------------
UNITED STATES (0.1%)
   * Millicom International
    Cellular SA                     4,500        145
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       ++RATINGS    FACE
                       (STANDARD   AMOUNT      VALUE
                       & POOR'S)   (000)       (000)+
---------------------------------------------------------
FIXED INCOME SECURITIES (1.7%)
---------------------------------------------------------
UNITED STATES (1.7%)
 CORPORATES (1.5%)
   ## Ford Motor Credit Corp.
      6.141%, 6/17/96    A       $    500    $   501
   ## Wells Fargo & Co.
      5.878%, 11/18/96   A-           500        500
   ## World Savings & Loan
    Association
      5.875%, 3/15/96    A+           450        450
---------------------------------------------------------
GROUP TOTAL                                    1,451
---------------------------------------------------------
YANKEE (0.2%)
   ##(b) Central Bank of
    Argentina Bocon PIK
     Pre 4
      3.313%, 9/1/02     B2           325        203
---------------------------------------------------------
TOTAL INTERNATIONAL EQUITY (Cost $11,797)     12,222
---------------------------------------------------------
HIGH YIELD (6.5%)
---------------------------------------------------------
FIXED INCOME SECURITIES (6.5%)
  (Unless otherwise noted)
---------------------------------------------------------
CABLE (0.5%)
   Adelphia
    Communications
    Corp., Series B
      9.875%, 3/1/05     B+           160        149
   (+)# Bell Cablemedia
      0.00%, 9/15/05     BB-          125         73
   Comcast Corp.
    (Convertible)
      1.125%, 4/15/07    B+           190        100
   # Marcus Cable Co.
      0.00%, 12/15/05    B            125         73
   # Telewest
    Communications
      0.00%, 10/01/07    BB           125         74
---------------------------------------------------------
GROUP TOTAL                                      469
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.1%)
   (b) Citicorp Mortgage
    Securities, Inc. Series
    90-8 A7
      9.50%, 6/25/05     Ba1           84         72
---------------------------------------------------------
CONSUMER SERVICES/PRODUCT (0.7%)
   Coleman Holdings
    Zero Coupon,
     5/27/98             B            155        121
   Flagstar Corp.
      11.25%, 11/1/04    CCC+          96         74
   ** Heileman Acquisition Co.
      9.625%, 1/31/04    CC            50         14


                        ++RATINGS    FACE
                        (STANDARD   AMOUNT      VALUE
                        & POOR'S)   (000)       (000)+
---------------------------------------------------------
   (+) Host Marriott
    Travel Plaza
      9.50%, 5/15/05      BB-     $    205    $   199
   Marvel Parent
    Holdings, Inc., Zero
     Coupon, 4/15/98      B-           350        251
   (+)# Six Flags Theme
    Parks, Inc.
      0.00%, 6/15/05      B             75         57
---------------------------------------------------------
GROUP TOTAL                                       716
---------------------------------------------------------

ENERGY (0.3%)
   Clark R&M Holdings,
    Zero Coupon,
     2/15/00              B+           125         80
   Maxus Energy Corp
      9.875%, 10/15/02    BB-          150        149
   # TransAmerican
    Refining Corp.
    Series 1
      0.00%, 2/15/02      B-            65         45
   * TransAmerican Refining
    Corp. (Warrants,
     expiring 2/15/02)           (1) 1,110          4
---------------------------------------------------------
GROUP TOTAL                                       278
---------------------------------------------------------
FINANCE (0.6%)
   Conseco, Inc.
      8.125%, 2/15/03     BB+          100         95
   First Union REIT
      8.875%, 10/01/03    BB+           75         69
   Home Holdings, Inc.
      8.625%, 12/15/03    B-            60         48
   MDC Holdings, Inc.
      11.125%, 12/15/03   B             75         69
   # Mutual Life
    Insurance Co. of New
    York
      0.00%, 8/15/24      BBB          250        196
   Reliance Group
    Holdings
      9.75%, 11/15/03     BB-           75         75
   sec. Riggs National Corp.
    Series B 10.75%
     (Preferred Stock)
       (acquired
       7/29/94, cost
       $37)               N/R    (1) 1,500         41
---------------------------------------------------------
GROUP TOTAL                                       593
---------------------------------------------------------
FOREIGN GOVERNMENT (0.1%)
   Mexican Cetes
    Zero Coupon,

    1/25/96             BBB+     MP    528         75

---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO
                      ++RATINGS    FACE
                      (STANDARD   AMOUNT      VALUE
(CONT'D)              & POOR'S)   (000)      (000)+
 ---------------------------------------------------------
INDUSTRIALS (0.6%)
   AK Steel Corp.
      10.75%, 4/1/04     B+      $     90    $    96
   ## Blue Bell Funding Notes
      11.85%, 5/1/99     BB-           25         26
   # Building Materials Corp.
      0.00%, 7/1/04      BB            50         31
   Fleming Cos., Inc.
      10.625%, 12/15/01  BB-          145        155
   G.I. Holdings, Inc.
    Zero Coupon,
    10/1/98              B+           264        192
   (+) Terex Corp.
      13.75%, 5/15/02    B             50         41
   TLC Beatrice
      11.50%, 10/1/05    BB-           75         76
---------------------------------------------------------
GROUP TOTAL                                      617
---------------------------------------------------------
SUPERMARKETS (0.3%)
   Big V Supermarkets, Inc.
      11.00%, 2/15/04    B-            55         44
   * Grand Union Co.
    (Common Stock)               (1)4,331         57
   Ralph's Grocery Co.
      10.45%, 6/15/04    B             60         58
   Southland Corp.
      5.00%, 12/15/03    BB+          150        117
---------------------------------------------------------
GROUP TOTAL                                      276
---------------------------------------------------------
TECHNOLOGY (0.2%)
   Unisys Corp.
      9.75%, 9/15/16     BB-           55         54
   Unisys Corp. Series A
      $3.75
      (Convertible
      Preferred Stock)   B-     (1) 4,550        171
---------------------------------------------------------
GROUP TOTAL                                      225
---------------------------------------------------------
TELEPHONES (0.6%)
   Comcast Cellular Corp.
    Series:
     A Zero Coupon,
      3/5/00             B+            50         38
     B Zero Coupon,
      3/5/00             B+           125         96
   # Dial Call
    Communications, Inc.
      0.00%, 4/15/04     CCC-          75         39
   * Dial Call
    Communications
    (Warrants, expiring
    4/25/99)                      (1)  75         --
   # Nextel Communications
      0.00%, 8/15/04     CCC-         440        217
   Tele-Communications,
    Inc.
      9.25%, 1/15/23     BBB          200        208
---------------------------------------------------------
GROUP TOTAL                                      598
---------------------------------------------------------


                      ++RATINGS     FACE
                      (STANDARD    AMOUNT      VALUE
                      & POOR'S)     (000)     (000)+
---------------------------------------------------------
TRANSPORTATION (0.3%)
   Delta Airlines Trust
    Series 93 B2
      10.06%, 1/2/16     BB+     $     50    $    58
   Jet Equipment Trust
    Series:
    (+) 95-C
      10.69%, 5/1/15     BBB-         100        113
    (+) B1
      10.91%, 6/15/06    BB+           25         28
   USAir Inc. Series 93-A3
      10.375%, 3/1/13    B+           110        103
---------------------------------------------------------
GROUP TOTAL                                      302
---------------------------------------------------------
UTILITIES (0.2%)
   Cleveland Electric Series:
    B 9.50%, 5/15/05     BB            50         50
    sec. Q $91.50 (Preferred
     Stock)
       (acquired
       5/9/95,
       cost $50)         N/R       (1) 60         53
   First PV Funding Corp.
      10.15%, 1/15/16    B+            50         51
---------------------------------------------------------
GROUP TOTAL                                      154
---------------------------------------------------------
YANKEE (2.0%)
   ## Brazil Par Series YL 4
      4.25%, 4/15/24     B1           595        289
   Brazil (Eligible Interest)
      6.69%, 4/15/06     N/R          525        349
   ##(b) Central Bank of
    Argentina
    Bocon PIK:
     Pre 2
      3.313%, 4/1/01     B2           150        123
     Pre 4
      3.313%, 9/1/02     B2           375        234
   (b) Republic of Argentina
      # 5.00%, 3/31/23   B1           425        206
      ## 6.813%,
       3/31/05           B1           250        155
   ## Republic of Ecuador
     (Discount)
      6.813%, 2/28/25    N/R          375        184
   United Mexican States
      6.25%, 12/31/19    BB           625        375
---------------------------------------------------------
GROUP TOTAL                                    1,915
---------------------------------------------------------
TOTAL HIGH YIELD (Cost $6,170)                 6,290
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                                     FACE
                                   AMOUNT      VALUE
                                    (000)     (000)+
---------------------------------------------------------
FOREIGN CURRENCY (0.1%)
   French Franc              FF         1    $  --
   German Mark               DM         3        2
   Hong Kong Dollar          HK        22        3
   Italian Lira              IL   142,957       89
   Japanese Yen              Y         96        1
   Netherlands Guilder       NG        11        7
---------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $102)             102
---------------------------------------------------------
CASH EQUIVALENT (16.1%)
---------------------------------------------------------
REPURCHASE AGREEMENT (16.1%)
   Chase Manhattan Bank, N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $15,569, collateralized
    by $15,628 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $15,716
    (Cost $15,561)               $ 15,561     15,561
---------------------------------------------------------
TOTAL INVESTMENTS (104.4%) (Cost $93,651)    101,119
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.4%)
   Cash                                            1
   Dividends Receivable                          115
   Interest Receivable                           530
   Receivable for Withholding Tax
    Reclaims                                       6
   Receivable for Investments Sold               547
   Receivable for Fund Shares Sold               249
   Receivable for Daily Variation on
    Futures Contracts                            340
   Unrealized Gain on Forward Foreign
    Currency Contracts                            96
   Payable for Investments Purchased          (5,401)
   Payable for Fund Shares Redeemed             (576)
   Payable for Administrative Fees               (11)
   Payable for Investment Advisory Fees          (64)
   Unrealized Loss on Swap Contracts             (42)
   Other Liabilities                             (70)
                                             -------
                                              (4,280)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 8,536,164 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)              $96,839
---------------------------------------------------------
NET ASSET VALUE PER SHARE                    $ 11.34
---------------------------------------------------------
---------------------------------------------------------
sec.     Restricted Security-Total cost of restricted
          securities at September 30, 1995 amounted to
          $588. Total market value of restricted
          securities owned at September 30, 1995, was
          $608 or 0.6% of net assets.
+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
*        Non-Income Producing Security.
**       Non-Income Producing, Defaulted Security.
(a)      A portion of these securities was pledged to
          cover margin requirements for futures
          contracts.
(b)      Moody's Investor Service, Inc. rating. Security
          is not rated by Standard & Poor's Corporation.
(c)      Fitch rating. Security is not rated by Standard
          & Poor's Corporation or Moody's Investor
          Service, Inc.
#        Step Bond-Coupon rate is low or zero for an
          initial period and then increases to a higher
          coupon rate thereafter.
##       Variable or floating rate securities-rate
          disclosed is as of September 30, 1995.
(+)      144A security. Certain conditions for public
          sale may exist.
(1)      Amount represents shares held by the Portfolio.
ADR      American Depositary Receipt.
GDS      Global Depositary Share.
CMO      Collateralized Mortgage Obligation.
Inv Fl   Inverse Floating Rate-Interest rate fluctuates
          with an inverse relationship to an associated
          interest rate. Indicated rate is the effective
          rate at September 30, 1995.
N/R      Not rated by Moody's Investor Service, Inc. or
          Standard & Poor's Corporation.
PIK      Payment-In-Kind Security.
TBA      Security is subject to delayed delivery. See
          Note A8 to Financial Statements.
MP       Mexican Peso.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                         -------------------------------------------------------------------------

                                                                                     SMALL                          INTER-
                                                                                       CAP              SELECT      NATIONAL
                                                         VALUE        EQUITY         VALUE              EQUITY        EQUITY
                                                     PORTFOLIO     PORTFOLIO     PORTFOLIO           PORTFOLIO     PORTFOLIO
                                                         -------------------------------------------------------------------------
                                                                          Year Ended September 30, 1995
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                        $ 26,109      $ 32,158       $ 6,880               $  539     $ 22,408
    Interest                                            4,589         8,815           508                  182        5,415
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                    30,698        40,973         7,388                  721       27,823
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                5,078         6,840         2,683       $117                  5,437
    Less: Waived Fees                                      --            --            --        (31)       86           --
    Administrative Fee--Note C                            836         1,130           300                   27          922
    Custodian Fee                                         110           124            73                   14        1,100
    Other Expenses                                        118           194            70                   15          156
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                   6,142         8,288         3,126                  142        7,615
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note H                                (79)         (124)          (15)                 --          (479)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                     6,063         8,164         3,111                  142        7,136
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                        24,635        32,809         4,277                  579       20,687
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                             118,188       121,671        50,198                  431      (33,892)
    Foreign Currency Transactions                          --            --            --                   --      (18,899)
    Futures and Swaps                                      --         1,366            --                   --        1,521
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                       118,188       123,037        50,198                  431      (51,270)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)--Note D
    Investment Securities                             145,262       173,454        10,603                4,466      (28,120)
    Foreign Currency Transactions                          --            --            --                   --       20,225
    Futures and Swaps                                      --            --            --                   --       (3,085)
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)         145,262       173,454        10,603                4,466      (10,980)
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                             263,450       296,491        60,801                4,897      (62,250)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $288,085      $329,300       $65,078               $5,476     ($41,563)
------------------------------------------------------------------------------------------------------------------------------

+ Net of $2,675 withholding tax for International Equity Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                      ----------------------------------------------------------------------------
                                                                                                                    DOMESTIC
                                              MID CAP           MID CAP          EMERGING          FIXED            FIXED
                                              GROWTH            VALUE            MARKETS           INCOME           INCOME
                                              PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                      ----------------------------------------------------------------------------
                                                             DECEMBER 30,     FEBRUARY 28,                         YEAR ENDED
                                             YEAR ENDED          1994* TO         1995* TO        YEAR ENDED        SEPTEMBER
                                          SEPTEMBER 30,     SEPTEMBER 30,        SEPTEMBER     SEPTEMBER 30,              30,
(In Thousands)                                     1995              1995         30, 1995              1995             1995
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends +                                 $ 1,434              $194           $  334           $   677           $  --
    Interest                                      1,003                 6              250           100,623           1,903
------------------------------------------------------------------------------------------------------------------------------
       Total Income                               2,437               200              584           101,300           1,903
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory
 Services--Note B                                 1,504      $ 14             $136                     4,893     $ 98
    Less: Waived Fees                                --       (14)     --      (51)     85                --      (23)    75
    Administrative Fee--Note C                      247                 3               17             1,072              24
    Custodian Fee                                    32                11               74               183              11
    Reimbursement from Investment
 Adviser                                             --               (25)              --                --              --
    Other Expenses                                   50                28               39               235              23
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                             1,833                17              215             6,383             133
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note H                          (32)               (1)              (1)             (124)             (2)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                               1,801                16              214             6,259             131
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                     636               184              370            95,041           1,772
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                        47,679               331            2,176            11,859             (31)
    Foreign Currency Transactions                    --                --              (72)           (8,759)            (16)
    Futures and Written Floors                       --                --               --                92             (20)
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                  47,679               331            2,104             3,192             (67)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)--Note D
    Investment Securities                        33,071               161              583            88,685           1,636
    Foreign Currency Transactions                    --                --               (2)              991              54
    Futures, Written Floors and
 Swaps                                               --                --               --           (10,203)             14
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation
        (Depreciation)                           33,071               161              581            79,473           1,704
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                        80,750               492            2,685            82,665           1,637
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS               $81,386              $676           $3,055          $177,706          $3,409
------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations.
+ Net of $17 withholding tax for the Emerging Markets Portfolio.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                 ---------------------------------------------------------------------------------
                                                                                                   MORTGAGE-
                                                 HIGH           CASH          FIXED                BACKED           LIMITED
                                                 YIELD          RESERVES      INCOME               SECURITES        DURATION
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO II         PORTFOLIO        PORTFOLIO
                                                 ---------------------------------------------------------------------------------
                                                                          Year Ended September 30, 1995
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                     $ 1,850          $  --        $     --              $   --            $  --
    Interest                                       20,896          2,086          10,952               6,455            4,617
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                22,746          2,086          10,952               6,455            4,617
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B              764     $ 90                   567     $353               $217
    Less: Waived Fees                                  --      (39)   51              --       (5)       348     (11)     206
    Administrative Fee--Note C                        168             31             126                  79               62
    Custodian Fee                                      40             14              32                  21                7
    Other Expenses                                     39             22              42                  27               36
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                               1,011            118             767                 475              311
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note H                            (14)            (2)            (18)                 (4)              (7)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                   997            116             749                 471              304
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                    21,749          1,970          10,203               5,984            4,313
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                          (2,282)            --           2,068               1,761             (402)
    Foreign Currency Transactions                    (243)            --          (1,045)                 --               --
    Futures, Written Floors and Swaps                (495)            --             103              (1,211)              --
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                    (3,020)            --           1,126                 550             (402)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)--Note D
    Investment Securities                           9,786             --           8,795               4,127            1,669
    Foreign Currency Transactions                      82             --             205                  --               --
    Futures, Written Floors and Swaps                (317)            --             124                (119)              --
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation
        (Depreciation)                              9,551             --           9,124               4,008            1,669
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                           6,531             --          10,250               4,558            1,267
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $28,280         $1,970        $ 20,453             $10,542           $5,580
------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------

                                                      SPECIAL                                                     INTER-
                                                      PURPOSE                                        GLOBAL       NATIONAL
                                                      FIXED                            PA            FIXED        FIXED
                                                      INCOME          MUNICIPAL        MUNICIPAL     INCOME       INCOME
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                      -----------------------------------------------------------------------
                                                                          Year Ended September 30, 1995
(In Thousands)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                          $   186             $  28           $   14      $    --       $    --
    Interest +                                          32,618             2,379            1,004        3,765         7,554
-----------------------------------------------------------------------------------------------------------------------------
       Total Income                                     32,804             2,407            1,018        3,765         7,554
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                 1,574      $147             $ 63                  190           395
    Less: Waived Fees                                       --       (37)    110      (31)     32           --            --
    Administrative Fee--Note C                             348                51               30           43            90
    Custodian Fee                                           57                 7                4           23            39
    Other Expenses                                          72                28               18           39            53
-----------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                    2,051               196               84          295           577
-----------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note H                                 (31)               --               --          (11)          (12)
-----------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                      2,020               196               84          284           565
-----------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                         30,784             2,211              934        3,481         6,989
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                6,604              (294)          (1,207)         513         3,952
    Foreign Currency Transactions                       (3,097)               --               --         (176)          309
    Futures, Written Floors and Swaps                    1,570              (284)            (116)           8           577
-----------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                          5,077              (578)          (1,323)         345         4,838
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)--Note D
    Investment Securities                               28,479             3,531            2,456        3,227         4,834
    Foreign Currency Transactions                          209                --               --          284          (836)
    Futures, Written Floors and Swaps                   (3,435)             (253)             (86)         178           649
-----------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)           25,253             3,278            2,370        3,689         4,647
-----------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                               30,330             2,700            1,047        4,034         9,485
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                       $61,114            $4,911          $ 1,981      $ 7,515       $16,474
-----------------------------------------------------------------------------------------------------------------------------

+ Net of $212 withholding tax for the International Fixed Income Portfolio.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                ------------------------------------------------

                                                                                INTERMEDIATE                        MULTI-
                                                                                DURATION          BALANCED          ASSET-CLASS
                                                                                PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                                ------------------------------------------------

                                                                                   October 3,
                                                                                     1994* to
                                                                                September 30,        Year Ended September 30,
(In Thousands)                                                                           1995                            1995
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                                                         $  --       $ 4,235              $  936
    Interest                                                                          1,402        11,508               2,721
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                                   1,402        15,743               3,657
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                       $ 74                 1,385      $ 320
    Less: Waived Fees                                                           (17)     57            --       (100)     220
    Administrative Fee--Note C                                                           17           263                  81
    Custodian Fee                                                                         7            64                  48
    Other Expenses                                                                       23            60                  67
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                   104         1,772                 416
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note H                                                               (1)          (20)                 (3)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                                     103         1,752                 413
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                                                       1,299        13,991               3,244
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                               456         9,030               1,185
    Foreign Currency Transactions                                                       (71)         (657)                (14)
    Futures, Written Floors and Swaps                                                    71           260                 313
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                                         456         8,633               1,484
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)--Note D
    Investment Securities                                                               434        38,032               8,004
    Foreign Currency Transactions                                                        (1)          146                 110
    Futures, Written Floors and Swaps                                                    10        (1,124)                (54)
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                                           443        37,054               8,060
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                               899        45,687               9,544
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $2,198       $59,678             $12,788
------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations
+ Net of $32 withholding tax for the Multi-Asset-Class Portfolio

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   ---------------------------------------------------------------
                                                                                                              SMALL
                                                                                                              CAP
                                                           VALUE                         EQUITY               VALUE
                                                           PORTFOLIO                     PORTFOLIO            PORTFOLIO
                                                                   ---------------------------------------------------------------
                                                               YEAR ENDED               YEAR ENDED            YEAR ENDED
                                                              SEPTEMBER 30,            SEPTEMBER 30,         SEPTEMBER 30,
                                                           -----------------       -------------------      ----------------
(In Thousands)                                             1994         1995         1994         1995       1994       1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                              $ 22,904   $   24,635   $   24,863   $   32,809   $  2,217   $  4,277
    Realized Net Gain (Loss)                             86,779      118,188       75,662      123,037     35,717     50,198
    Change in Unrealized Appreciation
    (Depreciation)--Note D                              (43,212)     145,262      (52,807)     173,454    (18,220)    10,603
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                        66,471      288,085       47,718      329,300     19,714     65,078
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS--Note A:
    Net Investment Income                               (20,513)     (23,680)     (22,279)     (31,719)    (2,478)    (2,689)
    Realized Net Gain                                   (45,422)     (79,195)    (111,446)     (67,107)    (9,706)   (37,063)
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                              (65,935)    (102,875)    (133,725)     (98,826)   (12,184)   (39,752)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                              389,211      302,389      326,442      370,928    146,243    109,087
    In Lieu of Cash Distributions                        59,886       91,963      126,377       91,153     11,208     38,342
    Redeemed                                           (230,471)    (289,313)    (271,798)    (287,940)   (31,854)   (50,543)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                    218,626      105,039      181,021      174,141    125,597     96,886
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                           219,162      290,249       95,014      404,615    133,127    122,212
NET ASSETS:
    Beginning of Period                                 762,175      981,337    1,098,003    1,193,017    175,029    308,156
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                                  $981,337   $1,271,586   $1,193,017   $1,597,632   $308,156   $430,368
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                        31,659       22,270       15,339       17,166      8,595      6,533
    In Lieu of Cash Distributions                         4,951        8,147        6,120        4,623        694      2,674
    Shares Redeemed                                     (18,622)     (22,729)     (12,906)     (13,063)    (1,829)    (3,105)
------------------------------------------------------------------------------------------------------------------------------
                                                         17,988        7,688        8,553        8,726      7,460      6,102
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                    $838,712   $  943,751   $1,029,874   $1,207,235   $264,121   $361,017
    Undistributed (Overdistributed) Net
    Investment Income                                     6,840        7,826        7,727        8,769      1,232      2,767
    Undistributed (Overdistributed) Realized Net
    Gain (Loss)                                          78,757      117,719       60,500      113,258     32,023     45,201
    Unrealized Appreciation (Depreciation) on
    Investment Securities                                57,028      202,290       94,916      268,370     10,780     21,383
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                       $981,337   $1,271,586   $1,193,017   $1,597,632   $308,156   $430,368
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                       -----------------------------------------------------------------
                                                                                  INTER-
                                                       SELECT                     NATIONAL                MID CAP
                                                       EQUITY                     EQUITY                  GROWTH
                                                       PORTFOLIO                  PORTFOLIO               PORTFOLIO
                                                       -----------------------------------------------------------------
                                                           YEAR ENDED                    YEAR ENDED              YEAR ENDED
                                                          SEPTEMBER 30,                 SEPTEMBER 30,           SEPTEMBER 30,
                                                       ----------------         ---------------------        ----------------
(In Thousands)                                         1994        1995           1994           1995         1994       1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                          $  3,137     $   579     $    9,616     $   20,687     $    387   $    636
    Realized Net Gain (Loss)                         35,010         431        110,405        (51,270)      32,706     47,679
    Change in Unrealized Appreciation
    (Depreciation)--Note D                          (31,227)      4,466         (3,795)       (10,980)     (45,589)    33,071
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                     6,920       5,476        116,226        (41,563)     (12,496)    81,386
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS--Note A:
    Net Investment Income                            (4,294)       (575)       (11,034)            --         (172)      (541)
    Realized Net Gain                               (17,881)     (9,116)       (17,292)      (104,076)     (29,300)   (34,250)
    In Excess of Realized Net Gain                       --          --             --         (8,055)          --         --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                          (22,175)     (9,691)       (28,326)      (112,131)     (29,472)   (34,791)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                            9,300       4,847        252,739        315,862      102,489     78,991
    In Lieu of Cash Distributions                    21,599       9,691         25,259        111,406       29,290     33,984
    Redeemed                                       (281,539)     (9,897)      (124,706)      (245,455)     (96,275)   (89,018)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                         (250,640)      4,641        153,292        181,813       35,504     23,957
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                      (265,895)        426        241,192         28,119       (6,464)    70,552
NET ASSETS:
    Beginning of Period                             295,050      29,155        891,675      1,132,867      309,459    302,995
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                              $ 29,155     $29,581     $1,132,867     $1,160,986     $302,995   $373,547
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                       523         411         17,651         25,439        6,060      4,693
    In Lieu of Cash Distributions                     1,244       1,026          1,762          9,346        1,748      2,527
    Shares Redeemed                                 (16,110)       (615)        (9,083)       (19,983)      (5,881)    (5,734)
------------------------------------------------------------------------------------------------------------------------------
                                                    (14,343)        822         10,330         14,802        1,927      1,486
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                $ 20,779     $25,226     $  915,979     $1,095,826     $233,437   $257,408
    Undistributed (Overdistributed) Net
    Investment Income                                   160         161        (11,377)        11,109          346        427
    Undistributed (Overdistributed) Realized
    Net Gain (Loss)                                   9,101         613        123,212        (40,022)      30,481     43,910
    Unrealized Appreciation (Depreciation)
    on:
         Investment Securities                         (885)      3,581        120,885         92,765       38,731     71,802
         Foreign Currency Transactions                   --          --        (18,901)         1,324           --         --
         Futures, Written Floors and Swaps               --          --          3,069            (16)          --         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $ 29,155     $29,581     $1,132,867     $1,160,986     $302,995   $373,547
------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   ------------------------------------------------------
                                                                   MID CAP          EMERGING                    FIXED
                                                                   VALUE            MARKETS                     INCOME
                                                                   PORTFOLIO        PORTFOLIO                   PORTFOLIO
                                                                   ------------------------------------------------------
                                                                    DECEMBER 30,        FEBRUARY 28,         YEAR ENDED
                                                                        1994* TO           1995* TO         SEPTEMBER 30,
                                                                    SEPTEMBER 30,      SEPTEMBER 30,     -------------------
In Thousands)                                                                1995               1995      1994          1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                                  $ 184           $  370     $   72,402   $   95,041
    Realized Net Gain (Loss)                                                 331            2,104        (18,950)       3,192
    Change in Unrealized Appreciation (Depreciation) -- Note D               161              581       (106,555)      79,473
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                           676            3,055        (53,103)     177,706
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A
    Net Investment Income                                                     --               --        (67,194)     (69,099)
    Realized Net Gain                                                         --               --        (35,051)          --
    In Excess of Realized Net Gain                                            --               --         (9,589)          --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                                    --               --       (111,834)     (69,099)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                                                 4,259           39,405        567,463      431,740
    In Lieu of Cash Distributions                                             --               --         94,187       52,586
    Redeemed                                                                (428)              (1)      (211,494)    (300,481)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share Transactions             3,831           39,404        450,156      183,845
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                              4,507           42,459        285,219      292,452
NET ASSETS:
    Beginning of Period                                                       --               --        909,738    1,194,957
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                                                     $4,507          $42,459     $1,194,957   $1,487,409
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                                            373            3,651         49,027       38,850
    In Lieu of Cash Distributions                                             --               --          8,044        4,797
    Shares Redeemed                                                          (38)              (1)       (18,469)     (27,170)
------------------------------------------------------------------------------------------------------------------------------
                                                                             335            3,650         38,602       16,477
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                                       $3,831          $39,404     $1,252,353   $1,436,198
    Undistributed (Overdistributed) Net Investment Income                    184              301          9,156       26,685
    Undistributed (Overdistributed) Realized Net Gain (Loss)                 331            2,173        (13,248)      (1,643)
    Unrealized Appreciation (Depreciation) on:
         Investment Securities                                               161              583        (51,825)      36,860
         Foreign Currency Transactions                                        --               (2)        (1,514)        (523)
         Futures and Written Floors                                           --               --             35      (10,168)
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                          $4,507          $42,459     $1,194,957   $1,487,409
------------------------------------------------------------------------------------------------------------------------------

*Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               ------------------------------------------------------------------------------
                                                       DOMESTIC
                                                       FIXED                       HIGH                         CASH
                                                       INCOME                      YIELD                        RESERVES
                                                       PORTFOLIO                   PORTFOLIO                    PORTFOLIO
                                               ------------------------------------------------------------------------------
                                                        YEAR ENDED                  YEAR ENDED                   YEAR ENDED
                                                       SEPTEMBER 30,               SEPTEMBER 30,                SEPTEMBER 30,
                                                      ---------------          ------------------              --------------
(In Thousands)                                       1994         1995          1994          1995            1994       1995
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                            $  4,074     $  1,772     $  11,819     $  21,749    $    718   $  1,970
    Realized Net Gain (Loss)                            2,347          (67)        1,830        (3,020)         --         --
    Change in Unrealized Appreciation
      (Depreciation)--Note D                           (7,005)       1,704       (11,989)        9,551          --         --
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
         Assets Resulting from Operations                (584)       3,409         1,660        28,280         718      1,970
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS--Note A:
    Net Investment Income                              (5,245)        (776)       (8,273)      (19,609)       (718)    (1,970)
    Realized Net Gain                                  (4,534)          --        (1,494)       (1,760)         --         --
    In Excess of Realized Net Gain                       (924)          --            --        (1,069)         --         --
-----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (10,703)        (776)       (9,767)      (22,438)       (718)    (1,970)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                              5,841       39,260       170,574        94,962     101,048     95,030
    In Lieu of Cash Distributions                       9,301          600         4,372        11,160         525      1,868
    Redeemed                                          (57,684)     (42,867)      (34,266)      (74,148)    (74,357)   (90,207)
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
         Capital Share Transactions                   (42,542)      (3,007)      140,680        31,974      27,216      6,691
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                         (53,829)        (374)      132,573        37,816      27,216      6,691
NET ASSETS:
    Beginning of Period                                90,350       36,521        50,396       182,969      10,717     37,933
-----------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                                $ 36,521     $ 36,147     $ 182,969     $ 220,785    $ 37,933   $ 44,624
-----------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                         564        3,820        18,359        11,056     101,048     95,030
    In Lieu of Cash Distributions                         874           60           477         1,334         525      1,868
    Shares Redeemed                                    (5,271)      (4,304)       (3,747)       (8,485)    (74,357)   (90,207)
-----------------------------------------------------------------------------------------------------------------------------
                                                       (3,833)        (424)       15,089         3,905      27,216      6,691
-----------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                  $ 38,847     $ 35,012     $ 186,889     $ 218,863    $ 37,933   $ 44,624
    Undistributed (Overdistributed)
      Net Investment Income                              (405)         531         4,535         6,985          --         --
    Undistributed (Overdistributed)
      Realized Net Gain (Loss)                           (840)         (19)        1,640        (4,519)         --         --
    Unrealized Appreciation
      (Depreciation) on:
         Investment Securities                         (1,017)         619       (10,276)         (490)         --         --
         Foreign Currency Transactions                    (54)          --           (81)            1          --         --
         Futures, Written Floors and Swaps                (10)           4           262           (55)         --         --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                     $ 36,521     $ 36,147     $ 182,969     $ 220,785    $ 37,933   $ 44,624
-----------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            ------------------------------------------------------------------
                                                                                          MORTGAGE-
                                                               FIXED                      BACKED                LIMITED
                                                               INCOME                     SECURITIES            DURATION
                                                               PORTFOLIO II               PORTFOLIO             PORTFOLIO
                                                            ------------------------------------------------------------------
                                                               YEAR ENDED                YEAR ENDED             YEAR ENDED
                                                              SEPTEMBER 30,             SEPTEMBER 30,          SEPTEMBER 30,
                                                            -----------------        ------------------      -----------------
(In Thousands)                                              1994         1995         1994         1995       1994       1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                               $  7,387     $ 10,203     $  5,197     $  5,984   $  4,829   $  4,313
    Realized Net Gain (Loss)                              (3,146)       1,126       (4,159)         550     (3,989)      (402)
    Change in Unrealized Appreciation
    (Depreciation)--Note D                               (10,522)       9,124       (3,748)       4,008     (1,834)     1,669
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                         (6,281)      20,453       (2,710)      10,542       (994)     5,580
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS--Note A:
    Net Investment Income                                 (6,702)      (6,958)      (3,661)      (6,794)    (5,042)    (3,757)
    Realized Net Gain                                     (1,897)          --       (1,520)          --       (392)        --
    In Excess of Realized Net Gain                        (1,286)          --         (217)          --       (237)       (62)
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                (9,885)      (6,958)      (5,398)      (6,794)    (5,671)    (3,819)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                                66,086       56,653       82,386        8,451    116,947     60,552
    In Lieu of Cash Distributions                          6,560        3,751        4,457        3,732      5,282      2,459
    Redeemed                                             (21,414)     (26,856)      (9,466)     (85,683)  (181,780)   (27,361)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                      51,232       33,548       77,377      (73,500)   (59,551)    35,650
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             35,066       47,043       69,269      (69,752)   (66,216)    37,411
NET ASSETS:
    Beginning of Period                                   94,836      129,902       50,249      119,518    128,991     62,775
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                                   $129,902     $176,945     $119,518     $ 49,766   $ 62,775   $100,186
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                          5,973        5,324        7,914          871     11,139      5,907
    In Lieu of Cash Distributions                            588          357          431          378        509        243
    Shares Redeemed                                       (2,016)      (2,538)        (927)      (8,515)   (17,521)    (2,691)
------------------------------------------------------------------------------------------------------------------------------
                                                           4,545        3,143        7,418       (7,266)    (5,873)     3,459
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                     $136,969     $170,517     $125,703     $ 52,004   $ 67,491   $103,141
    Undistributed (Overdistributed) Net Investment
    Income                                                   539        2,756        1,881        1,071        793      1,354
    Undistributed (Overdistributed) Realized Net
    Gain (Loss)                                           (1,578)         576       (4,258)      (3,509)    (4,152)    (4,621)
    Unrealized Appreciation (Depreciation) on:
         Investment Securities                            (5,699)       3,096       (3,432)         695     (1,357)       312
         Foreign Currency Transactions                      (210)          (5)          --           --         --         --
         Futures and Written Floors                         (119)           5         (376)        (495)        --         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                        $129,902     $176,945     $119,518     $ 49,766   $ 62,775   $100,186
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                -------------------------------------------------------------
                                                                    SPECIAL
                                                                    PURPOSE                                     PA
                                                                    FIXED INCOME            MUNICIPAL           MUNICIPAL
                                                                    PORTFOLIO               PORTFOLIO           PORTFOLIO
                                                                --------------------------------------------------------------
                                                                   YEAR ENDED               YEAR ENDED           YEAR ENDED
                                                                  SEPTEMBER 30,            SEPTEMBER 30,        SEPTEMBER 30,
                                                                -----------------        ----------------      ---------------
(In Thousands)                                                  1994         1995        1994        1995      1994      1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                   $ 21,886     $ 30,784     $ 1,778     $ 2,211   $ 1,165   $   934
    Realized Net Gain (Loss)                                  (4,362)       5,077         (36)       (578)      (85)   (1,323)
    Change in Unrealized Appreciation
    (Depreciation)--Note D                                   (30,469)      25,253      (3,542)      3,278    (1,891)    2,370
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting
        from Operations                                      (12,945)      61,114      (1,800)      4,911      (811)    1,981
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS--Note A:
    Net Investment Income                                    (18,927)     (22,759)     (1,778)     (2,232)   (1,273)     (922)
    In Excess of Net Investment Income                            --           --        (224)         --        (4)       --
    Realized Net Gain                                        (11,660)          --          --          --        --        --
    In Excess of Realized Net Gain                            (2,052)          --          --          --       (77)       --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                   (32,639)     (22,759)     (2,002)     (2,232)   (1,354)     (922)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                                   171,455      107,483      29,621      15,286    20,914     4,150
    In Lieu of Cash Distributions                             30,681       20,635       1,381       1,281     1,122       803
    Redeemed                                                 (72,006)    (160,946)    (15,565)    (21,755)  (11,989)  (13,793)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                         130,130      (32,828)     15,437      (5,188)   10,047    (8,840)
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                 84,546        5,527      11,635      (2,509)    7,882    (7,781)
NET ASSETS:
    Beginning of Period                                      300,185      384,731      26,914      38,549    15,633    23,515
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                                       $384,731     $390,258     $38,549     $36,040   $23,515   $15,734
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                             14,307        9,436       2,788       1,556     1,939       436
    In Lieu of Cash Distributions                              2,499        1,768         131         125       105        78
    Shares Redeemed                                           (5,832)     (13,433)     (1,493)     (2,167)   (1,113)   (1,392)
------------------------------------------------------------------------------------------------------------------------------
                                                              10,974       (2,229)      1,426        (486)      931      (878)
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                         $399,939     $367,111     $40,773     $35,324   $24,867   $15,340
    Undistributed (Overdistributed) Net Investment
    Income                                                     3,059        8,633          47          26        (4)       12
    Undistributed (Overdistributed) Realized Net Gain
    (Loss)                                                    (1,481)       6,047        (125)       (442)     (154)     (794)
    Unrealized Appreciation (Depreciation) on:
         Investment Securities                               (16,338)      12,141      (2,075)      1,456    (1,149)    1,307
         Foreign Currency Transactions                          (470)        (261)         --          --        --        --
         Futures, Written Floors and Swaps                        22       (3,413)        (71)       (324)      (45)     (131)
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                            $384,731     $390,258     $38,549     $36,040   $23,515   $15,734
------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              --------------------------------------------------------------------
                                                                                                INTER-
                                                              GLOBAL                          NATIONAL        INTERMEDIATE
                                                        FIXED INCOME                      FIXED INCOME            DURATION
                                                           PORTFOLIO                         PORTFOLIO           PORTFOLIO
                                                              --------------------------------------------------------------------
                                                                             APRIL 29,                          OCTOBER 3,
                                                          YEAR ENDED          1994* TO      YEAR ENDED            1994* TO
                                                       SEPTEMBER 30,     SEPTEMBER 30,   SEPTEMBER 30,       SEPTEMBER 30,
                                                     ---------------                       -----------
(In Thousands)                                       1994       1995              1994            1995                1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                         $ 2,819    $ 3,481        $ 1,377        $   6,989          $  1,299
    Realized Net Gain (Loss)                       (1,510)       345           (116)           4,838               456
    Change in Unrealized Appreciation
    (Depreciation)--Note D                         (1,391)     3,689           (160)           4,647               443
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations              (82)     7,515          1,101           16,474             2,198
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A
    Net Investment Income                          (2,172)    (3,155)          (328)          (5,736)             (832)
    Realized Net Gain                                (145)        --             --               --                --
    In Excess of Realized Net Gain                    (18)        --             --               --                --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                         (2,335)    (3,155)          (328)          (5,736)             (832)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                         32,239     14,273         67,417           77,909            22,039
    In Lieu of Cash Distributions                   2,203      2,953            328            5,364               832
    Redeemed                                      (42,123)    (9,505)        (1,639)         (33,008)           (5,000)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions                 (7,681)     7,721         66,106           50,265            17,871
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                     (10,098)    12,081         66,879           61,003            19,237
NET ASSETS:
    Beginning of Period                            53,164     43,066             --           66,879                --
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                             $43,066    $55,147        $66,879        $ 127,882          $ 19,237
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                   3,127      1,376          6,785            7,472             2,204
    In Lieu of Cash Distributions                     212        285             33              511                82
    Shares Redeemed                                (4,098)      (893)          (165)          (3,026)             (485)
------------------------------------------------------------------------------------------------------------------------------
                                                     (759)       768          6,653            4,957             1,801
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                               $43,943    $51,663        $66,106        $ 116,371          $ 17,871
    Undistributed (Overdistributed) Net
    Investment Income                                 658      1,100          1,017            6,077               371
    Undistributed (Overdistributed)
    Realized Net Gain (Loss)                         (452)      (222)           (84)             947               552
    Unrealized Appreciation (Depreciation)
    on:
         Investment Securities                       (931)     2,296           (157)           4,677               434
         Foreign Currency Transactions               (134)       150             17             (819)               (1)
         Futures and Swaps                            (18)       160            (20)             629                10
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                  $43,066    $55,147        $66,879        $ 127,882          $ 19,237
------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             -----------------------------------------------------
                                                                                                              MULTI-ASSET-
                                                                                BALANCED                             CLASS
                                                                               PORTFOLIO                         PORTFOLIO
                                                                             -----------------------------------------------------
                                                                                                  JULY 29,
                                                                              YEAR ENDED          1994* TO      YEAR ENDED
                                                                           SEPTEMBER 30,     SEPTEMBER 30,   SEPTEMBER 30,
                                                                       -----------------                       -----------
(In Thousands)                                                          1994        1995              1994            1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                           $ 12,520    $ 13,991        $   361         $ 3,244
    Realized Net Gain (Loss)                                             781       8,633              5           1,484
    Change in Unrealized Appreciation (Depreciation)--Note D         (12,966)     37,054           (567)          8,060
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                       335      59,678           (201)         12,788
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A
    Net Investment Income                                            (11,150)    (12,305)            --          (2,649)
    Realized Net Gain                                                 (3,787)     (1,872)            --              --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                           (14,937)    (14,177)            --          (2,649)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                                            88,420      50,017         52,351          52,541
    In Lieu of Cash Distributions                                     14,774      14,014             --           2,405
    Redeemed                                                         (70,758)    (84,498)          (273)        (20,123)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                                  32,436     (20,467)        52,078          34,823
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                         17,834      25,034         51,877          44,962
NET ASSETS:
    Beginning of Period                                              291,762     309,596             --          51,877
------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (2)                                               $309,596    $334,630        $51,877         $96,839
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                                      7,600       4,108          5,228           5,045
    In Lieu of Cash Distributions                                      1,293       1,234             --             234
    Shares Redeemed                                                   (6,086)     (7,168)           (27)         (1,944)
------------------------------------------------------------------------------------------------------------------------------
                                                                       2,807      (1,826)         5,201           3,335
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                                 $312,065    $291,601        $52,078         $86,902
    Undistributed (Overdistributed) Net Investment Income              2,632       3,480            359             948
    Undistributed (Overdistributed) Realized Net Gain (Loss)             819       8,415              7           1,496
    Unrealized Appreciation (Depreciation) on:
         Investment Securities                                        (5,709)     32,323           (536)          7,468
         Foreign Currency Transactions                                  (207)        (61)           (29)             81
         Futures, Written Floors and Swaps                                (4)     (1,128)            (2)            (56)
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $309,596    $334,630        $51,877         $96,839
------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period +

                                                                 ------------------------------------------------------------

                                                                 VALUE
                                                                 PORTFOLIO
                                                                 ------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                 ------------------------------------------------------------
                                                                   1991         1992         1993         1994           1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.29     $  12.92     $  12.67     $  12.76     $    12.63
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                          0.44         0.35         0.30         0.30           0.31
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                  3.79         1.05         1.92         0.59           3.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                   4.23         1.40         2.22         0.89           3.65
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         (0.44)       (0.38)       (0.31)       (0.29)         (0.31)
    Realized Net Gain                                             (1.16)       (1.27)       (1.82)       (0.73)         (1.08)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               (1.60)       (1.65)       (2.13)       (1.02)         (1.39)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  12.92     $  12.67     $  12.76     $  12.63     $    14.89
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     45.54%       12.83%       19.67%        7.45%         32.58%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                      $458,117     $448,329     $762,175     $981,337     $1,271,586
    Ratio of Expenses to Average Net Assets ##                    0.60%        0.60%        0.59%        0.61%          0.60%
    Ratio of Net Investment Income to Average Net
      Assets                                                      3.67%        2.87%        2.48%        2.40%          2.43%
    Portfolio Turnover Rate                                         64%          55%          43%          54%            56%
------------------------------------------------------------------------------------------------------------------------------

+ Reflects a 2.5 for 1 share split effective August 13, 1993.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

                                                            ------------------------------------------------------------------
                                                            EQUITY
                                                            PORTFOLIO
                                                           -------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                           -------------------------------------------------------------------
                                                               1991         1992           1993           1994           1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  15.86     $  20.78     $    22.04     $    22.82     $    21.05
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                      0.44         0.43           0.41           0.44           0.52
    Net Realized and Unrealized Gain (Loss) on
      Investments                                              5.64         1.86           1.95           0.41           4.55
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               6.08         2.29           2.36           0.85           5.07
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                     (0.44)       (0.42)         (0.43)         (0.41)         (0.52)
    Realized Net Gain                                         (0.72)       (0.61)         (1.15)         (2.21)         (1.17)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (1.16)       (1.03)         (1.58)         (2.62)         (1.69)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $  20.78     $  22.04     $    22.82     $    21.05     $    24.43
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 40.18%       11.55%         11.05%          4.11%         26.15%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                  $675,487     $918,989     $1,098,003     $1,193,017     $1,597,632
    Ratio of Expenses to Average Net Assets ##                0.60%        0.59%          0.59%          0.60%          0.61%
    Ratio of Net Investment Income to Average Net
      Assets                                                  2.36%        2.03%          1.86%          2.10%          2.39%
    Portfolio Turnover Rate                                     33%          21%            51%            41%            67%
------------------------------------------------------------------------------------------------------------------------------

+ Reflects a 2.5 for 1 share split effective August 13, 1993.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Equity Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60%.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period +

                                                                  -------------------------------------------------------------
                                                                  SMALL
                                                                  CAP
                                                                  VALUE
                                                                  PORTFOLIO
                                                                  -------------------------------------------------------------
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                  -------------------------------------------------------------
                                                                     1991         1992         1993         1994         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  7.20     $  11.45     $  12.84     $  17.55     $  17.67
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.23         0.10         0.18         0.16         0.19
    Net Realized and Unrealized Gain (Loss) on Investments           4.21         1.48         4.64         1.14         2.49
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     4.44         1.58         4.82         1.30         2.68
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.19)       (0.19)       (0.11)       (0.24)       (0.14)
    Realized Net Gain                                                  --           --           --        (0.94)       (1.93)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.19)       (0.19)       (0.11)       (1.18)       (2.07)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 11.45     $  12.84     $  17.55     $  17.67     $  18.28
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       63.07%       14.12%       37.72%        8.04%       18.39%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $52,182     $105,886     $175,029     $308,156     $430,368
    Ratio of Expenses to Average Net Assets ##                      0.88%        0.86%        0.88%        0.88%        0.87%
    Ratio of Net Investment Income to Average Net Assets            1.70%        1.06%        1.33%        0.91%        1.20%
    Portfolio Turnover Rate                                           53%          50%          93%         162%         119%
------------------------------------------------------------------------------------------------------------------------------

 + Reflects a 2.5 for 1 share split effective August 13, 1993.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Small Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

                                                                  ------------------------------------------------------------
                                                                  SELECT
                                                                  EQUITY
                                                                  PORTFOLIO
                                                                  ------------------------------------------------------------
                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------------
                                                                      1991         1992         1993        1994         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  11.86     $  16.09     $  17.65     $ 18.41     $  17.29
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.34         0.32         0.31        0.71         0.27
    Net Realized and Unrealized Gain (Loss) on Investments            4.26         1.76         1.49        0.06         2.07
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      4.60         2.08         1.80        0.77         2.34
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.33)       (0.31)       (0.32)      (0.70)       (0.30)
    Realized Net Gain                                                (0.04)       (0.21)       (0.72)      (1.19)       (7.53)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.37)       (0.52)       (1.04)      (1.89)       (7.83)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  16.09     $  17.65     $  18.41     $ 17.29     $  11.80
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        39.48%       13.26%       10.46%       4.50%       26.22%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $118,557     $205,264     $295,050     $29,155     $ 29,581
    Ratio of Expenses to Average Net Assets ##                       0.60%        0.60%        0.60%       0.62%++      0.62%++
    Ratio of Net Investment Income to Average Net Assets             2.41%        1.89%        1.78%       1.75%        2.48%
    Portfolio Turnover Rate                                            29%          19%          33%         27%          73%
------------------------------------------------------------------------------------------------------------------------------

 + Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Select Equity Portfolio expense ratios are net of voluntarily waived expenses of less than 0.01% and 0.13% for the years ended September 30, 1994 and 1995. ## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Select Equity Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.61%.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period +

                                                                 -------------------------------------------------------------
                                                                 INTERNATIONAL
                                                                 EQUITY
                                                                 PORTFOLIO
                                                                 -------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                 -------------------------------------------------------------
                                                                     1991         1992         1993         1994         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.83     $  11.56     $  11.03   $    13.18   $    14.52
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.22         0.36         0.21         0.12         0.19
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                    1.83        (0.33)        2.14         1.63        (0.75)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     2.05         0.03         2.35         1.75        (0.56)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.23)       (0.56)       (0.20)       (0.16)          --
    Realized Net Gain                                               (0.09)          --           --        (0.25)       (1.35)
    In Excess of Realized Net Gain                                     --           --           --           --        (0.10)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.32)       (0.56)       (0.20)       (0.41)       (1.45)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  11.56     $  11.03     $  13.18   $    14.52   $    12.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       21.22%        0.37%       21.64%       13.33%       (3.36%)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                        $274,295     $512,127     $891,675   $1,132,867   $1,160,986
    Ratio of Expenses to Average Net Assets ##                      0.67%        0.70%        0.66%        0.64%        0.70%
    Ratio of Net Investment Income to Average Net Assets            2.08%        1.41%        1.23%        0.89%        1.90%
    Portfolio Turnover Rate                                           51%          42%          43%          69%         112%
------------------------------------------------------------------------------------------------------------------------------

+  Reflects a 2.5 for 1 share split effective August 13, 1993.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the International Equity Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.66%.

                                                                     --------------------------------------------------------
                                                                     MID CAP
                                                                     GROWTH
                                                                     PORTFOLIO
                                                                     --------------------------------------------------------
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------------
                                                                         1991         1992         1993       1994       1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   9.00     $  14.92     $  14.51   $  18.56    $ 16.29
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                0.04         0.01         0.01       0.02       0.03
    Net Realized and Unrealized Gain (Loss) on Investments               5.91         0.44         4.80      (0.58)      4.21
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         5.95         0.45         4.81      (0.56)      4.24
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                               (0.03)       (0.03)          --      (0.01)     (0.03)
    Realized Net Gain                                                      --        (0.83)       (0.76)     (1.70)     (1.90)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     (0.03)       (0.86)       (0.76)     (1.71)     (1.93)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  14.92     $  14.51     $  18.56   $  16.29    $ 18.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           66.26%        2.87%       33.92%     (3.28%)    30.56%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $171,163     $192,817     $309,459   $302,995   $373,547
    Ratio of Expenses to Average Net Assets ##                          0.60%        0.60%        0.59%      0.60%      0.61%
    Ratio of Net Investment Income to Average Net Assets                0.29%        0.05%        0.07%      0.12%      0.21%
    Portfolio Turnover Rate                                               46%          39%          69%        55%       129%
------------------------------------------------------------------------------------------------------------------------------

+ Reflects a 2.5 for 1 share split effective August 13, 1993.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Mid Cap Growth Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60%.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period +


                                                                                         -------------------------------------
                                                                                         MID CAP              EMERGING
                                                                                         VALUE                MARKETS
                                                                                         PORTFOLIO            PORTFOLIO
                                                                                         -------------------------------------
                                                                                         DECEMBER 30,         FEBRUARY 28,
                                                                                            1994** TO            1995** TO
                                                                                            SEPTEMBER            SEPTEMBER
                                                                                                  30,                  30,
                                                                                                 1995                 1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.00              $ 10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                                        0.55/                0.10
    Net Realized and Unrealized Gain (Loss) on Investments                                       2.90                 1.53
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                 3.45                 1.63
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                $ 13.45              $ 11.63
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                   34.50%               16.30%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                     $ 4,507              $42,459
    Ratio of Expenses to Average Net Assets ##                                                  0.93%*++             1.18%*++
    Ratio of Net Investment Income to Average Net Assets                                       10.13%*/              2.04%*
    Portfolio Turnover Rate                                                                      639%/                 63%
------------------------------------------------------------------------------------------------------------------------------

-
*  Annualized.   ** Commencement of Operations.
++ Mid Cap Value Portfolio expense ratio is net of voluntarily waived and reimbursed expenses of 2.13%* for the period ended September 30, 1995. Emerging Markets Portfolio expense ratio is net of voluntarily waived expenses of 0.29%* for the period ended September 30, 1995.
## For the period ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Mid Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.88%.* For the period ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Emerging Markets Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
/Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.

                                                                  ------------------------------------------------------------
                                                                  FIXED
                                                                  INCOME
                                                                  PORTFOLIO
                                                                  ------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------------
                                                                     1991         1992         1993         1994         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.94     $  12.20     $  12.67   $    12.86   $    10.93
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.94         0.90         0.88         0.77         0.80
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                    1.25         0.74         0.75        (1.28)        0.69
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     2.19         1.64         1.63        (0.51)        1.49
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.93)       (1.02)       (0.83)       (0.82)       (0.60)
    Realized Net Gain                                                  --        (0.15)       (0.61)       (0.47)          --
    In Excess of Realized Net Gain                                     --           --           --        (0.13)          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.93)       (1.17)       (1.44)       (1.42)       (0.60)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  12.20     $  12.67     $  12.86   $    10.93   $    11.82
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       21.12%       14.35%       14.26%       (4.43%)      14.19%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                        $831,547     $859,712     $909,738   $1,194,957   $1,487,409
    Ratio of Expenses to Average Net Assets ##                      0.47%        0.47%        0.47%        0.49%        0.49%
    Ratio of Net Investment Income to Average Net Assets            8.25%        7.50%        7.06%        6.79%        7.28%
    Portfolio Turnover Rate                                          143%         137%         144%         100%         140%
------------------------------------------------------------------------------------------------------------------------------

+  Reflects a 2.5 for 1 share split effective August 13, 1993.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.48%.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
                                 or a Share Outstanding Throughout Each Period +

                                                                      -------------------------------------------------------
                                                                               DOMESTIC FIXED INCOME PORTFOLIO
                                                                      -------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                             ------------------------------------------
                                                                        1991        1992        1993        1994        1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 10.26     $ 11.34     $ 11.80     $ 11.99     $  9.87
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                               0.92        0.87        0.84        0.94        0.52
    Net Realized and Unrealized Gain (Loss) on Investments              1.10        0.76        0.66       (1.23)       0.87
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        2.02        1.63        1.50       (0.29)       1.39
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (0.94)      (1.00)      (0.78)      (0.95)      (0.23)
    Realized Net Gain                                                     --       (0.17)      (0.53)      (0.73)         --
    In Excess of Realized Net Gain                                        --          --          --       (0.15)         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (0.94)      (1.17)      (1.31)      (1.83)      (0.23)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 11.34     $ 11.80     $ 11.99     $  9.87     $ 11.03
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          20.99%      15.41%      14.08%      (2.87%)     14.33%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $83,200     $98,130     $90,350     $36,521     $36,147
    Ratio of Expenses to Average Net Assets ##                         0.48%       0.47%       0.50%       0.50%++     0.51%++
    Ratio of Net Investment Income to Average Net Assets               8.18%       7.67%       7.15%       7.65%       6.80%
    Portfolio Turnover Rate                                             131%        136%         96%         78%        313%
------------------------------------------------------------------------------------------------------------------------------

+ Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Domestic Fixed Income Portfolio expense ratios are net of voluntarily waived expenses of 0.03% and 0.09% for the years ended September 30, 1994 and 1995, respectively.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Domestic Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.50%.

                                                                    ------------------------------------------------
                                                                     HIGH YIELD PORTFOLIO
                                                                    ------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                        -----------------------------------------------------
                                                                        1991        1992        1993        1994        1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  7.07     $  7.80     $  8.58    $   9.49    $   8.97
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                               1.42        0.74        0.73        0.75        0.90
    Net Realized and Unrealized Gain (Loss) on Investments              0.82        0.89        0.90       (0.42)       0.19
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        2.24        1.63        1.63        0.33        1.09
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (1.51)      (0.85)      (0.72)      (0.69)      (0.85)
    Realized Net Gain                                                     --          --          --       (0.16)      (0.08)
    In Excess of Realized Net Gain                                        --          --          --          --       (0.05)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (1.51)      (0.85)      (0.72)      (0.85)      (0.98)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.80     $  8.58     $  9.49    $   8.97    $   9.08
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          36.70%      22.49%      20.12%       3.57%      13.58%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $ 6,453     $20,491     $50,396    $182,969    $220,785
    Ratio of Expenses to Average Net Assets ##                         0.76%       0.53%++     0.53%++     0.50%       0.50%
    Ratio of Net Investment Income to Average Net Assets              19.45%       9.74%       8.94%       9.01%      10.68%
    Portfolio Turnover Rate                                             106%        148%         99%        112%         96%
------------------------------------------------------------------------------------------------------------------------------

+ Reflects a 2.5 for 1 share split effective August 13, 1993.
++ High Yield Portfolio expense ratios are net of voluntarily waived expenses of 0.22% and 0.09% for the years ended September 30, 1992 and 1993, respectively.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the High Yield Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.49%.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period +

                                                              --------------------------------------------------------
                                                                CASH RESERVES PORTFOLIO
                                                              --------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                  --------------------------------------------------
                                                               1991          1992          1993          1994          1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                     0.064         0.038         0.028         0.034         0.055
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              0.064         0.038         0.028         0.034         0.055
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    (0.064)       (0.038)       (0.028)       (0.034)       (0.055)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  6.63%         3.89%         2.81%         3.40%         5.57%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                   $24,163       $12,935       $10,717       $37,933       $44,624
    Ratio of Expenses to Average Net Assets ##                0.32%++       0.32%++       0.32%++       0.32%++       0.33%++
    Ratio of Net Investment Income to Average Net Assets      6.57%         3.95%         2.78%         3.70%         5.45%
    Portfolio Turnover Rate                                     N/A           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------

++ Cash Reserves Portfolio expense ratios are net of voluntarily waived and reimbursed expenses of 0.05%, 0.08%, 0.24%, 0.14% and 0.11% for the years ended September 30, 1991, 1992, 1993, 1994 and 1995, respectively.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Cash Reserves Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.32%.

                                               ---------------------------------------------------------------------------------
                                               FIXED INCOME                                             MORTGAGE-BACKED
                                               PORTFOLIO II                                             SECURITIES PORTFOLIO
                                               ---------------------------------------------------------------------------------
                                                                                                                        YEAR
                                                                                                          JAN. 31,      ENDED
                                                                                                         1992** TO    SEPTEMBER
                                                                  YEAR ENDED SEPTEMBER 30,                SEPT. 30,      30,
                                                      ----------------------------------------------     -----------------------
                                                      1991      1992      1993       1994       1995       1992       1993
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.09   $ 11.34   $ 11.67   $  11.97   $  10.42      $ 10.00    $ 10.44
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                             0.81      0.77      0.69       0.63       0.71         0.29       0.63
    Net Realized and Unrealized Gain (Loss) on
      Investments                                     1.10      0.61      0.77      (1.16)      0.71         0.28       0.48
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                      1.91      1.38      1.46      (0.53)      1.42         0.57       1.11
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                            (0.66)    (0.81)    (0.61)     (0.67)     (0.51)       (0.13)     (0.60)
    Realized Net Gain                                   --     (0.24)    (0.55)     (0.21)        --           --         --
    In Excess of Realized Net Gain                      --        --        --      (0.14)        --           --         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.66)    (1.05)    (1.16)     (1.02)     (0.51)       (0.13)     (0.60)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 11.34   $ 11.67   $ 11.97   $  10.42   $  11.33      $ 10.44    $ 10.95
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        19.59%    13.02%    13.53%     (4.76%)    14.13%        5.75%     11.03%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)          $42,881   $78,302   $94,836   $129,902   $176,945      $13,601    $50,249
    Ratio of Expenses to Average Net Assets ##       0.49%     0.49%     0.51%      0.51%      0.51%        0.50%*++   0.50%++
    Ratio of Net Investment Income
      to Average Net Assets                          7.76%     7.05%     6.17%      6.07%      6.75%        8.11%*     6.92%
    Portfolio Turnover Rate                           190%      182%      101%       137%       153%         133%        93%
------------------------------------------------------------------------------------------------------------------------------




                                                      Year Ended
                                                     September 30,
                                                  ------------------
                                                    1994       1995
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  10.95    $  9.95
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                            0.52       0.72
    Net Realized and Unrealized Gain (Loss) on
      Investments                                   (0.83)      0.47
--------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    (0.31)      1.19
--------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                           (0.45)     (0.65)
    Realized Net Gain                               (0.21)        --
    In Excess of Realized Net Gain                  (0.03)        --
--------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (0.69)     (0.65)
--------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   9.95    $ 10.49
--------------------------------------------------------------------
TOTAL RETURN                                       (2.95%)    12.52%
--------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)        $119,518    $49,766
    Ratio of Expenses to Average Net Assets ##      0.50%++    0.50%++
    Ratio of Net Investment Income
      to Average Net Assets                         5.30%      6.35%
    Portfolio Turnover Rate                          220%       107%
--------------------------------------------------------------------

-
 * Annualized. ** Commencement of Operations. + Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Mortgage-Backed Securities Portfolio expense ratios are net of voluntarily waived expenses of 0.30%*, 0.06%, 0.01%, and 0.01% for the period ended September 30, 1992, and the years ended September 30, 1993, 1994 and 1995, respectively.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Fixed Income Portfolio II excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.49%. For the year ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Mortgage-Backed Securities Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
104

                                              SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period +

                                                 ---------------------------------------------------------------------------------
                                                 LIMITED DURATION                           SPECIAL PURPOSE
                                                 PORTFOLIO                                  FIXED INCOME PORTFOLIO
                                                 ---------------------------------------------------------------------------------
                                                  MAR. 31,                                   MAR. 31,
                                                 1992** TO         YEAR ENDED               1992** TO           YEAR ENDED
                                                 SEPT. 30,        SEPTEMBER 30,              SEPT. 30,         SEPTEMBER 30,
                                                            ---------------------------                  -------------------------
                                                   1992     1993        1994       1995        1992      1993      1994      1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00   $  10.58    $ 10.72  $  10.19    $  11.80   $  12.72   $  13.40  $  11.52
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                          0.19       0.32       0.56      0.56        0.39       0.88       0.80      0.91
    Net Realized and Unrealized Gain
      (Loss) on Investments                        0.49       0.22      (0.52)     0.22        0.72       0.92      (1.28)     0.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   0.68       0.54       0.04      0.78        1.11       1.80      (0.48)     1.66
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                         (0.10)     (0.32)     (0.51)    (0.55)      (0.19)     (0.82)     (0.78)    (0.65)
    Realized Net Gain                                --      (0.08)     (0.04)       --          --      (0.30)     (0.53)       --
    In Excess of Realized Net Gain                   --         --      (0.02)    (0.01)         --         --      (0.09)       --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (0.10)     (0.40)     (0.57)    (0.56)      (0.19)     (1.12)     (1.40)    (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 10.58   $  10.72    $ 10.19  $  10.41    $  12.72   $  13.40   $  11.52  $  12.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      6.90%      5.33%      0.40%     7.95%       9.47%     15.19%     (4.00%)   14.97%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)       $13,065   $128,991    $62,775  $100,186    $274,195   $300,185   $384,731  $390,258
    Ratio of Expenses to Average Net Assets ##    0.49%*     0.42%++    0.41%     0.43%++     0.53%*     0.48%      0.58%     0.49%
    Ratio of Net Investment Income to Average
      Net Assets                                  4.99%*     3.92%      4.16%     5.96%       6.94%*     6.84%      6.66%     7.33%
    Portfolio Turnover Rate                        159%       217%       192%      119%        138%       124%       100%      143%
-----------------------------------------------------------------------------------------------------------------------------------

 * Annualized. ** Commencement of Operations. + Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Limited Duration Portfolio expense ratio is net of voluntarily waived expenses of 0.03% and 0.02% for the years ended September 30, 1993 and 1995, respectively.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Limited Duration Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.42%. For the year ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Special Purpose Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.48%.

                                                     ------------------------------------------------------------------------
                                                            MUNICIPAL PORTFOLIO                  PA MUNICIPAL PORTFOLIO
                                                     ------------------------------------------------------------------------
                                                       OCT. 1,                               OCT. 1,
                                                     1992** TO     YEAR ENDED SEPT. 30,     1992** TO    YEAR ENDED SEPT. 30,
                                                     SEPT. 30,     --------------------     SEPT. 30,    --------------------
                                                        1993         1994         1995        1993         1994        1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 10.00      $ 11.15     $ 10.04      $ 10.00      $ 11.26     $ 10.13
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                0.37         0.51        0.59         0.39         0.56        0.58
    Net Realized and Unrealized Gain (Loss) on
      Investments                                        1.04        (1.01)       0.71         1.17        (1.00)       0.77
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         1.41        (0.50)       1.30         1.56        (0.44)       1.35
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (0.26)       (0.54)      (0.59)       (0.30)       (0.64)      (0.57)
    In Excess of Net Investment Income                     --        (0.07)         --           --           --          --
    In Excess of Realized Net Gain                         --           --          --           --        (0.05)         --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (0.26)       (0.61)      (0.59)       (0.30)       (0.69)      (0.57)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $ 11.15      $ 10.04     $ 10.75      $ 11.26      $ 10.13     $ 10.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           14.20%       (4.64%)     13.37%       15.81%       (4.08%)     13.74%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)             $26,914      $38,549     $36,040      $15,633      $23,515     $15,734
    Ratio of Expenses to Average Net Assets ##          0.50%*++     0.50%++     0.50%++      0.50%*++     0.50%++     0.50%++
    Ratio of Net Investment Income to Average Net
      Assets                                            4.65%*       4.98%       5.64%        4.74%*       5.39%       5.56%
    Portfolio Turnover Rate                               66%          34%         58%          94%          69%         57%
-----------------------------------------------------------------------------------------------------------------------------

 * Annualized. ** Commencement of Operations. + Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Municipal Portfolio expense ratios are net of voluntarily waived expenses of 0.20%*, 0.06% and 0.09% for the years ended September 30, 1993, 1994 and 1995, respectively. PA Municipal Portfolio expense ratio is net of voluntarily waived expenses of 0.25%*, 0.09% and 0.19% for the years ended September 30, 1993, 1994 and 1995, respectively.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Municipal Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ. The PA Municipal Portfolio had no such expense offsets.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period +

                                                      -----------------------------------------------------------------------
                                                      GLOBAL                                        INTERNATIONAL
                                                      FIXED INCOME                                  FIXED INCOME
                                                      PORTFOLIO                                     PORTFOLIO
                                                      -----------------------------------------------------------------------
                                                      APRIL 30,                 YEAR ENDED          APRIL 29,            YEAR
                                                      1993** TO                  SEPT. 30,          1994** TO           ENDED
                                                      SEPT. 30,              ------------------     SEPT. 30,       SEPT. 30,
                                                           1993               1994         1995          1994            1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 10.00         $ 10.67         $ 10.20       $ 10.00         $ 10.05
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                  0.13            0.58            0.71          0.21            0.67
    Net Realized and Unrealized Gain (Loss) on
      Investments                                          0.61           (0.61)           0.81         (0.11)           0.92
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           0.74           (0.03)           1.52          0.10            1.59
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (0.07)          (0.41)          (0.67)        (0.05)          (0.63)
    Realized Net Gain                                        --           (0.03)             --            --              --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (0.07)          (0.44)          (0.67)        (0.05)          (0.63)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 10.67         $ 10.20         $ 11.05       $ 10.05         $ 11.01
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              7.43%          (0.29%)         15.54%         1.01%          16.36%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)               $53,164         $43,066         $55,147       $66,879        $127,882
    Ratio of Expenses to Average Net Assets ##            0.58%*++        0.57%           0.58%         0.60%*++        0.54%
    Ratio of Net Investment Income to Average Net
      Assets                                              5.08%*          5.48%           6.34%         5.83%*          6.35%
    Portfolio Turnover Rate                                 30%            117%            118%           31%            140%
------------------------------------------------------------------------------------------------------------------------------

-
 * Annualized. ** Commencement of Operations.
++ Global Fixed Income Portfolio expense ratio is net of voluntarily waived expenses of 0.18%* for the period ended September 30, 1993. International Fixed Income Portfolio expense ratio is net of voluntarily waived expenses of 0.11%* for the period ended September 30, 1994.
## For the year ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Global Fixed Income Portfolio excludes the effect of expense offsets.
   If expense offsets were included the Ratio of Expenses to Average Net Assets would be 0.56%. For the year ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the International Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

                                 ---------------------------------------------------------------------------------------------
                                 INTERMEDIATE                                                       MULTI-ASSET-
                                 DURATION             BALANCED                                      CLASS
                                 PORTFOLIO            PORTFOLIO                                     PORTFOLIO
                                 ---------------------------------------------------------------------------------------------
                                 OCTOBER 3,            DEC. 31,                YEAR ENDED            JULY 29,            YEAR
                                  1994** TO           1992** TO                 SEPT. 30,           1994** TO           ENDED
                                  SEPT. 30,           SEPT. 30,         ----------------------      SEPT. 30,       SEPT. 30,
                                       1995                1993           1994            1995           1994            1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                          $ 10.00            $  11.06         $ 11.84         $ 11.28       $ 10.00          $ 9.97
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income              0.69                0.25            0.47            0.54          0.07            0.44
    Net Realized and
      Unrealized Gain (Loss)
      on Investments                   0.42                0.66           (0.45)           1.78         (0.10)           1.33
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                            1.11                0.91            0.02            2.32         (0.03)           1.77
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income             (0.43)              (0.13)          (0.43)          (0.47)           --           (0.40)
    Realized Net Gain                    --                  --           (0.15)          (0.07)           --              --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   (0.43)              (0.13)          (0.58)          (0.54)           --           (0.40)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                             $ 10.68             $ 11.84         $ 11.28         $ 13.06        $ 9.97         $ 11.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                         11.39%               8.31%           0.19%          21.37%        (0.30%)         18.28%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of
      Period (Thousands)            $19,237            $291,762        $309,596        $334,630       $51,877         $96,839
    Ratio of Expenses to
      Average Net Assets ##           0.52%*++            0.58%*          0.58%           0.58%         0.58%*++        0.58%++
    Ratio of Net Investment
      Income to Average Net
      Assets                          6.56%*              3.99%*          4.06%           4.55%         4.39%*          4.56%
    Portfolio Turnover Rate            168%                 62%             75%             95%           20%            112%
------------------------------------------------------------------------------------------------------------------------------

-
 * Annualized. ** Commencement of Operations. + Reflects a 2.5 for 1 share split effective August 13, 1993 except for the Intermediate Duration and Multi-Asset-Class Portfolios.
++ Intermediate Duration Portfolio expense ratio is net of voluntarily waived expenses of 0.08%* for the period ended September 30, 1995. Multi-Asset-Class Portfolio expense ratio is net of voluntarily waived expenses of 0.26%* and 0.14% for the period ended September 30, 1994 and the year ended September 30, 1995, respectively.
## For the period ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Intermediate Duration Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ. For the year ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Balanced Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.57%. For the year ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Multi-Asset-Class Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 1995, the Fund was comprised of twenty-five active portfolios (each referred to as the "Portfolio"). The financial statements for the Advisory Foreign Fixed Income Portfolio and the Advisory Mortgage Portfolio are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the normal close of the NYSE at 4:00 p.m. Eastern Time on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Securities in the Cash Reserves Portfolio, and other Portfolios' short term securities, are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees, reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

    Each Portfolio may invest up to 15% of its net assets, except Cash Reserves which may invest up to 10% of net assets, in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Paid in capital, undistributed (overdistributed) net investment income and undistributed (overdistributed) realized net gain (loss) have been adjusted for permanent book-tax differences, if any, for the Portfolios. Reclassifications between paid in capital and undistributed (overdistributed) realized net gain (loss) arose principally from differing book and tax treatments for gain (loss) on in-kind redemptions (Note G); reclassifications between undistributed (overdistributed) net investment income and undistributed (overdistributed) realized net gain (loss) arose principally from differing book and tax treatments for foreign currency transactions and, for the International Equity Portfolio, the reclassification of gains on certain securities designated as "passive foreign investment companies" for tax purposes.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default; however, in the event of default or bankruptcy by the


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. FUTURES: Futures contracts (secured by securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    Futures contracts may be used by each Portfolio, except the Cash Reserves Portfolio, in order to hedge against unfavorable changes in value of securities or to attempt to realize profits from the value of the underlying securities. Futures contracts involve market risk in excess of the amounts recognized in the statement of net assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: Each Portfolio, except the Cash Reserves Portfolio, can enter into swap agreements to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes swaps entered into by the Portfolios:

    Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gain (loss) in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and is generally limited to the amount of net interest payments and/or any favorable movements in the value of the underlying security, if any, to be received at the date of default.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


6. WRITTEN INTEREST RATE FLOOR AGREEMENTS: A Portfolio will utilize written interest rate floors to protect itself against fluctuations in interest rates. When a Portfolio writes an interest rate floor, it agrees to make periodic interest payments based on a notional principal amount to the extent that a specified interest index falls below a specified interest rate in exchange for the premium received. When a Portfolio writes an interest rate floor the premium received by the Portfolio is recorded as a liability and is amortized to interest income over the term of the agreement. Interest rate floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as reductions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

    Because there is no organized market for these agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Entering into these agreements involves, to varying degrees, elements of interest rate and market risk in excess of the amount recognized in the Statement of Net Assets. Such risks involve the possibility that there is no liquid market for these agreements and that there may be adverse changes in interest rates and unfavorable changes in the price of the security or index underlying these transactions.

7. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

8. DELAYED DELIVERY COMMITMENTS: Each Portfolio, except the Cash Reserves Portfolio, may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid, high-grade debt securities or cash is maintained in an amount at least equal to these commitments.

9. FOREIGN EXCHANGE AND FORWARD FOREIGN CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except Domestic Fixed Income, Cash Reserves, Mortgage-Backed Securities, and Limited Duration Fixed Income Portfolios) may enter into forward foreign currency exchange contracts to protect securities and related


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract (if any) at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

10. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid quarterly except for the Municipal and PA Municipal Portfolios which are declared and paid monthly, Small Cap Value, International Equity, Mid Cap Growth, Mid Cap Value and Emerging Markets Portfolios which are declared and paid annually, and Cash Reserves Portfolio which are declared daily and paid monthly. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including "Post October Losses" (Note F), and permanent differences as presented in Footnote A2.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis.

    Discounts and premiums on securities purchased are amortized over their respective lives. Securities classified as Value and Mid Cap Growth in the Equity, Select Equity, Balanced and Multi-Asset-Class Portfolios are those acquired on the basis of measures of value and growth, respectively, deemed appropriate by the Investment Adviser. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. "Other Expenses", as presented in the Statement of Operations, are mainly comprised of registration and audit fees.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Miller Anderson & Sherrerd, LLP (MAS) for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 1995, the investment advisory fees of each of the Portfolios were:

                                Investment Advisory
         Portfolio                      Fee
----------------------------    -------------------
Value                              0.500%
Equity                             0.500
Small Cap Value                    0.750
Select Equity                      0.500
International Equity               0.500
Mid Cap Growth                     0.500
Mid Cap Value                      0.750
Emerging Markets                   0.750
Fixed Income                       0.375
Domestic Fixed Income              0.375
High Yield                         0.375
Cash Reserves                      0.250
Fixed Income II                    0.375
Mortgage-Backed Securities         0.375
Limited Duration                   0.300
Special Purpose Fixed Income       0.375
Municipal                          0.375
PA Municipal                       0.375
Global Fixed Income                0.375
International Fixed Income         0.375
Intermediate Duration              0.375
Balanced                           0.450
Multi-Asset-Class                  0.450

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS has agreed to reduce the fees payable to it and, if necessary, reimburse the following Portfolios if annual operating expenses exceed the following percentages of average daily net assets:

                                      Annual
         Portfolio              Operating Expenses
----------------------------    -------------------
Select Equity                      0.610%
Mid Cap Value                      0.880
Emerging Markets                   1.180
Domestic Fixed Income              0.500
High Yield                         0.525
Cash Reserves                      0.320
Mortgage-Backed Securities         0.500
Limited Duration                   0.420
Municipal                          0.500
PA Municipal                       0.500
Global Fixed Income                0.580
International Fixed Income         0.600
Intermediate Duration              0.520
Multi-Asset-Class                  0.580

On June 29, 1995, Miller Anderson & Sherrerd, LLP announced that it had agreed to be acquired by Morgan Stanley Asset Management Holdings, Inc. (an indirect wholly owned subsidiary of Morgan Stanley Group, Inc.) either alone or together with one or more affiliates. In accordance with the provisions of the Investment Company Act of 1940, as amended, on October 6, 1995, the shareholders of MAS Funds, by affirmative vote of the majority of the outstanding shares of each Portfolio of the Fund, approved a new Investment Advisory Agreement between the Fund and the restructured MAS effective upon the completion of the transaction. The acquisition is scheduled to be completed on or about November 30, 1995.

C. ADMINISTRATION FEE. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee accrued daily and payable monthly, of 0.08% of each of the Portfolio's average daily net assets. This fee and various miscellaneous administrative expenses not included in this fee, such as payments to security pricing vendors, are included as Administrative Fees in the Statement of Operations of each Portfolio. Effective September 1, 1995, Chase Global Funds Services Company, (until September 1, 1995 known as Mutual Funds Service Company), serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS.

D. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES: For the year ended September 30, 1995, purchases and sales of investment securities other than temporary cash investments were:

                                  (000)
                         ------------------------
       Portfolio          Purchases      Sales
-----------------------  -----------  -----------
Value                    $   522,676  $   589,173
Equity                       877,624      854,260
Small Cap Value              442,217      416,307
Select Equity                 15,014       20,443
International Equity       1,226,812    1,127,626
Mid Cap Growth               371,002      384,764
Mid Cap Value                 18,629       14,911
Emerging Markets              55,082       16,729
Fixed Income               1,963,208    1,739,370
Domestic Fixed Income         75,593       78,768
High Yield                   193,593      182,659
Cash Reserves                     --           --
Fixed Income II              258,092      216,772
Mortgage-Backed
  Securities                  98,941      169,098
Limited Duration             109,278       80,165
Special Purpose Fixed
  Income                     580,698      581,246
Municipal                     22,637       28,817
PA Municipal                   9,447       18,473
Global Fixed Income           53,282       53,054
International Fixed
  Income                     135,066      117,960
Intermediate Duration         46,519       30,133
Balanced                     279,986      304,185
Multi-Asset-Class             99,726       71,137

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION): At September 30, 1995, cost and unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                        (000)
                   ------------------------------------------------
    Portfolio         Cost     Appreciation  Depreciation    Net
------------------ ----------  ------------  ------------  --------
Value              $1,101,228    $215,564      ($13,280)   $202,284
Equity              1,363,413     281,604       (14,102)    267,502
Small Cap Value       406,904      45,214       (25,340)     19,874
Select Equity          28,471       3,947          (421)      3,526
International
  Equity            1,096,706     126,153       (36,415)     89,738
Mid Cap Growth        310,269      80,651        (8,851)     71,800
Mid Cap Value           4,052         209           (53)        156
Emerging Markets       44,997       2,124        (1,672)        452
Fixed Income        1,785,978      44,629        (8,615)     36,014
Domestic Fixed
  Income               46,628         656           (38)        618
High Yield            224,575      10,532       (11,959)     (1,427)
Cash Reserves          45,135          --            --          --
Fixed Income II       225,526       3,602          (506)      3,096
Mortgage-Backed
  Securities           71,800       1,204          (509)        695
Limited Duration       99,684         477          (219)        258
Special Purpose
  Fixed Income        464,796      14,203        (2,204)     11,999
Municipal              36,150       1,762          (306)      1,456
PA Municipal           15,038       1,333           (49)      1,284
Global Fixed
  Income               51,234       2,486          (218)      2,268
International
  Fixed Income        120,145       4,874          (247)      4,627
Intermediate
  Duration             20,246         447           (15)        432
Balanced              332,262      35,238        (3,682)     31,556
Multi-Asset-Class      93,670       8,229          (882)      7,347

3. FORWARD FOREIGN CURRENCY CONTRACTS. Under the terms of the forward foreign currency contracts open at September 30, 1995, each Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                       (000)
         ---------------------------------------------------------------
           Currency        In                             Net Unrealized
              to        Exchange   Settlement              Appreciation
Portfolio   Deliver        For        Date       Value    (Depreciation)
---------  ---------   ---------   ----------  ---------  --------------
INTERNATIONAL EQUITY
Purchases
   US$       252    DM       358    10/2/95    US$  251    US$     (1)
             393     L       248    10/3/95         392            (1)
                                                          -----------
                                                           US$     (2)
                                                          -----------
Sales
    DM    50,102   US$    35,000   12/21/95   US$35,214    US$   (214)
     Y 2,007,960          22,000   12/21/95      20,543         1,457
     Y 2,380,750          25,000   12/21/95      24,357           643
     Y 2,488,587          25,000   12/21/95      25,460          (460)
     Y 1,935,604          20,000   12/21/95      19,802           198
                                                          -----------
                                                           US$  1,624
                                                          -----------
                                                    NET    US$  1,622
                                                          -----------

                                    (000)
       ------------------------------------------------------------------
           Currency         In                            Net Unrealized
              to         Exchange   Settlement             Appreciation
Portfolio   Deliver        For        Date       Value    (Depreciation)
---------  ---------    ---------   ----------  ---------  --------------
FIXED INCOME
Purchases
   US$    13,026    SK    95,305   10/26/95   US$13,722    US$    696
                                                          -----------
Sales
    DK    38,330   US$     7,098   10/11/95   US$ 6,917    US$    181
   ECU     5,175           6,905   10/11/95       6,703           202
    FF     5,475           1,131   10/12/95       1,112            19
    FF    28,500           5,767   10/12/95       5,788           (21)
    DM    21,910          15,762   10/19/95      15,351           411
    SK    95,305          13,239   10/26/95      13,722          (483)
    C$    17,425          12,820   10/26/95      12,964          (144)
    DM    42,160          30,325    11/6/95      29,564           761
    DM    19,755          13,923    11/6/95      13,853            70
    FF    45,945           9,100    12/5/95       9,324          (224)
    FF    78,740          15,583    12/6/95      15,980          (397)
    FF   167,825          33,253    12/7/95      34,059          (806)
    FF    66,585          13,091   12/12/95      13,512          (421)
    FF    18,810           3,694   12/13/95       3,817          (123)
    C$    41,025          30,204   12/14/95      30,495          (291)
                                                          -----------
                                                           US$ (1,266)
                                                          -----------
                                                    NET    US$   (570)
                                                          -----------
FIXED INCOME II
Purchases
   US$     1,476    SK    10,800   10/26/95   US$ 1,555    US$     79
             208    SK     1,520   10/26/95         219            11
                                                          -----------
                                                           US$     90
                                                          -----------
Sales
   ECU       560   US$       747   10/11/95    US$  725    US$     22
    DK     4,155             770   10/11/95         750            20
    FF    11,560           2,371   10/12/95       2,348            23
    DM     2,485           1,788   10/19/95       1,741            47
    SK    10,800           1,500   10/26/95       1,555           (55)
    SK     1,520             211   10/26/95         219            (8)
    C$     2,200           1,619   10/26/95       1,637           (18)
    DM     7,415           5,299    11/6/95       5,199           100
    FF     5,430           1,075    12/5/95       1,102           (27)
    FF     4,300             851    12/6/95         873           (22)
    FF    18,000           3,567    12/7/95       3,653           (86)
    FF     3,910             770   12/12/95         793           (23)
    FF     3,855             756   12/12/95         782           (26)
    FF     2,160             424   12/13/95         438           (14)
    C$     4,880           3,593   12/14/95       3,628           (35)
                                                          -----------
                                                           US$   (102)
                                                          -----------
                                                    NET    US$    (12)
                                                          -----------
SPECIAL PURPOSE FIXED INCOME
Purchases
   US$     4,294    SK    31,420   10/26/95   US$ 4,524    US$    230
                                                          -----------
Sales
    DK     5,615   US$     1,040   10/11/95   US$ 1,013    US$     27
    DK     5,200             964   10/11/95         938            26
   ECU     1,735           2,315   10/11/95       2,247            68
    FF     3,850             779   10/12/95         782            (3)
    SK    31,420           4,365   10/26/95       4,524          (159)
    C$     4,380           3,223   10/26/95       3,259           (36)
    C$     1,165             850   10/26/95         867           (17)
    DM     5,335           3,871    11/6/95       3,741           130
    DM     5,900           4,210    11/6/95       4,137            73
    DM     6,110           4,306    11/6/95       4,284            22
    FF     6,525           1,292    12/5/95       1,324           (32)
    FF    36,265           7,177    12/6/95       7,360          (183)
    FF    63,770          12,636    12/7/95      12,943          (307)
    FF     6,060           1,190   12/13/95       1,230           (40)
    C$    11,765           8,662   12/14/95       8,746           (84)
                                                          -----------
                                                           US$   (515)
                                                          -----------
                                                    NET    US$   (285)
                                                          -----------

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                    (000)
       ----------------------------------------------------------------
          Currency        In                             Net Unrealized
             to        Exchange   Settlement              Appreciation
Portfolio  Deliver        For        Date       Value    (Depreciation)
--------- ---------   ---------  ----------  ---------  --------------
GLOBAL FIXED INCOME
Purchases
   US$       276    FF     1,355   10/11/95    US$  275      US$   (1)
             407     Y    34,000   10/18/95         344           (63)
           1,354    DM     1,865   10/24/95       1,307           (47)
           1,722    FF     8,300   10/25/95       1,686           (36)
           4,062     Y   392,000   11/21/95       3,990           (72)
           2,080    IL 3,430,000    12/6/95       2,109            29
                                                          -----------
                                                             US$ (190)
                                                          -----------
Sales
     Y    77,000   US$       915   10/11/95    US$  779      US$  136
    IL 1,075,000             655   10/11/95         666           (11)
    FF     4,085             843   10/11/95         830            13
    DM     1,865           1,356   10/24/95       1,307            49
    NG     3,240           2,102    11/1/95       2,029            73
    DM     2,755           1,916    11/9/95       1,932           (16)
     Y   235,000           2,536   11/15/95       2,390           146
    FF     6,065           1,228   11/17/95       1,231            (3)
    C$     1,845           1,360    12/5/95       1,372           (12)
    IL   965,000             596    12/6/95         593             3
     Y    79,000             769   12/21/95         808           (39)
                                                          -----------
                                                             US$  339
                                                          -----------
                                                    NET      US$  149
                                                          -----------
INTERNATIONAL FIXED INCOME
Purchases
   US$     2,735     Y   270,000    10/3/95   US$ 2,726      US$   (9)
           6,869     Y   578,000   10/11/95       5,848        (1,021)
           2,730     Y   228,000   10/18/95       2,309          (421)
           2,255    DM     3,105   10/24/95       2,176           (79)
           6,407    FF    31,340   10/25/95       6,364           (43)
           6,715     Y   648,000   11/21/95       6,597          (118)
             770    C$     1,045    12/5/95         777             7
           5,683    IL 9,370,000    12/6/95       5,762            79
           6,715    DM     9,500   12/19/95       6,676           (39)
                                                          -----------
                                                           US$ (1,644)
                                                          -----------
Sales
     Y   270,000   US$     3,226    10/3/95   US$ 2,728      US$  498
    FF     5,800           1,197   10/11/95       1,178            19
     L       345             551   10/11/95         545             6
     Y    85,000             879   10/11/95         860            19
    DM     3,105           2,257   10/24/95       2,176            81
    FF     1,555             317   10/25/95         316             1
    NG     9,125           5,920    11/1/95       5,715           205
    DK     1,840             340   11/13/95         332             8
     Y    99,000           1,068   11/15/95       1,007            61
    C$     2,890           2,129    12/5/95       2,148           (19)
    IL 4,525,000           2,795    12/6/95       2,782            13
     Y    65,000             633   12/21/95         665           (32)
     Y   270,000           2,767   12/21/95       2,762             5
     Y   140,000           1,426   12/26/95       1,433            (7)
     L       715           1,136   12/27/95       1,127             9
                                                          -----------
                                                             US$  867
                                                          -----------
                                                    NET      US$ (777)
                                                          -----------

                                    (000)
       ----------------------------------------------------------------
           Currency       In                             Net Unrealized
              to        Exchange   Settlement              Appreciation
Portfolio   Deliver       For        Date       Value    (Depreciation)
---------  ---------   ---------  ----------  ---------  --------------
INTERMEDIATE DURATION
Purchases
   US$       194    SK     1,420   10/26/95    US$  204      US$   10
                                                          -----------
Sales
    DK       560   US$       104   10/11/95    US$  101      US$    3
   ECU        80             107   10/11/95         104             3
    FF       100              20   10/12/95          20            --
    DM       300             216   10/19/95         210             6
    SK     1,420             197   10/26/95         204            (7)
    C$       300             220   10/26/95         223            (3)
    DM       620             446    11/6/95         435            11
    DM       295             208    11/6/95         207             1
    FF     2,205             436    12/6/95         447           (11)
    FF     1,600             315   12/12/95         325           (10)
    C$       585             431   12/14/95         435            (4)
                                                          -----------
                                                             US$  (11)
                                                          -----------
                                                    NET      US$   (1)
                                                          -----------
BALANCED
Purchases
   US$     1,393    SK    10,195   10/26/95   US$ 1,467      US$   74
                                                          -----------
 Sales
    DK     3,765   US$       697   10/11/95    US$  679      US$   18
   ECU       535             714   10/11/95         693            21
    FF     3,770             775   10/12/95         766             9
    SK    10,195           1,416   10/26/95       1,468           (52)
    C$     1,770           1,301   10/26/95       1,317           (16)
    DM     5,605           4,002    11/6/95       3,930            72
    FF    23,470           4,645    12/6/95       4,762          (117)
    FF     6,465           1,281    12/7/95       1,312           (31)
    FF     3,185             625   12/13/95         646           (21)
    C$     3,755           2,765   12/14/95       2,791           (26)
                                                          -----------
                                                             US$ (143)
                                                          -----------
                                                    NET      US$  (69)
                                                          -----------
MULTI-ASSET-CLASS
Purchases
   US$        36     Y     3,000    10/3/95    US$   30      US$   (6)
             109    DM       150   10/24/95         105            (4)
             366     Y    36,680    11/8/95         373             7
             247     Y    25,400   11/15/95         258            11
             234    IL   385,000    12/6/95         237             3
             894    DM     1,305   12/19/95         917            23
                                                          -----------
                                                             US$   34
                                                          -----------
Sales
     Y     3,000   US$        29    10/3/95    US$   30      US$   (1)
    FF       250              52   10/11/95          51             1
    DM       150             109   10/24/95         105             4
    DK     2,120             392   10/31/95         383             9
    NG       400             259    11/1/95         250             9
     Y    36,680             408    11/8/95         373            35
    DM       120              85    11/9/95          84             1
    DM     1,012             705   11/15/95         710            (5)
     Y    50,800             518   11/15/95         516             2
    FF     1,780             362   11/17/95         361             1
    C$       480             354    12/5/95         357            (3)
     Y    19,530             200    12/8/95         199             1
    DM       984             700   12/20/95         692             8
                                                          -----------
                                                             US$   62
                                                          -----------
                                                    NET      US$   96
                                                          -----------
             L     --    British Pound Sterling
             C$    --    Canadian Dollar
             DK    --    Danish Krone
             ECU   --    European Currency Unit
             FF    --    French Franc
             DM    --    German Mark
             IL    --    Italian Lira
             Y     --    Japanese Yen
             NG    --    Netherlands Guilder
             SK    --    Swedish Krona

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. FUTURES CONTRACTS: At September 30, 1995, the following Portfolios had futures contracts open:

                               Initial                  Unrealized
                              Aggregate               Appreciation/
                  Number of  Face Value   Expiration  (Depreciation)
    Portfolio     Contracts     (000)        Date         (000)
----------------- ---------  -----------  ----------  --------------
Purchases:
 INTERNATIONAL
   EQUITY
  CAC 40 Index         32     FF  11,428    Oct-95        US$      9

  DAX Index            67     DM  15,387    Dec-95              (374)

  FTSE 100 Index       74    L     6,613    Dec-95              (114)

  TOPIX Index         240    Y 3,395,960    Dec-95               463

 FIXED INCOME
  Muni Bond           310     US$ 35,013    Dec-95               353

  U.S. Treasury
   10 yr. Note        459     US$ 50,066    Dec-95               535

 DOMESTIC FIXED
   INCOME
  Muni Bond             7     US$    791    Dec-95                 8

  U.S. Treasury
   10 yr. Note          3     US$    327    Dec-95                 4

 FIXED INCOME II
  Muni Bond            37     US$  4,179    Dec-95                42

  U.S. Treasury
   10 yr. Note         14     US$  1,526    Dec-95                17

 MORTGAGE-BACKED
   SECURITIES
  Muni Bond            16     US$  1,807    Dec-95                18

  U.S. Treasury
   10 yr. Note         47     US$  5,152    Dec-95                29

 SPECIAL PURPOSE
   FIXED INCOME
  Muni Bond            94     US$ 10,617    Dec-95               107

  U.S. Treasury
   10 yr. Note        124     US$ 13,524    Dec-95               146

 MUNICIPAL
  Muni Bond            23     US$  2,596    Dec-95                28

 GLOBAL FIXED
   INCOME
  Japanese 10 yr.
   Government
   Bond                 4    Y   464,000    Dec-95               208

 INTERNATIONAL
   FIXED INCOME
  French 10 yr.
   Government
   Bond                30     FF  17,466    Dec-95               (40)

  Japanese 10 yr.
   Government
   Bond                15    Y 1,740,000    Dec-95               783

 INTERMEDIATE
   DURATION
  Muni Bond             5     US$    565    Dec-95                 5

  U.S. Treasury
   10 yr. Note         14     US$  1,526    Dec-95                17

 BALANCED
  Muni Bond            30     US$  3,388    Dec-95                34

  U.S. Treasury
   10 yr. Note         55     US$  5,999    Dec-95                64

  S&P 500 Index        10     US$  2,937    Dec-95                 4

MULTI-ASSET-CLASS
  CAC 40 Index          5    FF    1,824    Dec-95                (6)

  DAX Index             3      DM    688    Dec-95               (16)

  FTSE 100 Index        2     L      179    Dec-95                (3)

  Muni Bond             4     US$    452    Dec-95                 5

  S&P 500 Index         9     US$  2,609    Dec-95                38

  TOPIX Index          21    Y   301,650    Dec-95                (5)


                               Initial                  Unrealized
                              Aggregate               Appreciation/
                  Number of  Face Value   Expiration  (Depreciation)
    Portfolio     Contracts     (000)        Date         (000)
----------------- ---------  -----------  ----------  --------------
Sales:
 FIXED INCOME
  U.S. Treasury 5
   yr. Note         2,681    US$ 287,253    Dec-95        US$   (640)

  U.S. Treasury
   Long Bond          316     US$ 35,678    Dec-95              (456)

 DOMESTIC FIXED
   INCOME
  U.S. Treasury 5
   yr. Note            53     US$  5,679    Dec-95               (12)

  U.S. Treasury
   Long Bond            7     US$    790    Dec-95               (10)

 HIGH YIELD
  U.S. Treasury
   10 yr. Note        128     US$ 14,084    Dec-95               (28)

 FIXED INCOME II
  U.S. Treasury 5
   yr. Note           306     US$ 32,788    Dec-95               (71)

  U.S. Treasury
   Long Bond           38     US$  4,290    Dec-95               (55)

 MORTGAGE-BACKED
   SECURITIES
  U.S. Treasury 5
   yr. Note            56     US$  5,993    Dec-95               (20)

  U.S. Treasury
   Long Bond           16     US$  1,807    Dec-95               (23)

 SPECIAL PURPOSE
   FIXED INCOME
  U.S. Treasury 5
   yr. Note           615     US$ 65,905    Dec-95              (135)

  U.S. Treasury
   Long Bond           96     US$ 10,839    Dec-95              (139)

 MUNICIPAL
  U.S. Treasury 5
   yr. Note            84     US$  8,982    Dec-95               (38)

  U.S. Treasury
   10 yr. Note         46     US$  5,025    Dec-95               (46)

  U.S. Treasury
   Long Bond            8     US$    907    Dec-95                (9)

 INTERMEDIATE
   DURATION
  U.S. Treasury 5
   yr. Note            10     US$  1,074    Dec-95                --

  U.S. Treasury
   Long Bond           15     US$  1,703    Dec-95               (12)

 BALANCED
  U.S. Treasury 5
   yr. Note           185     US$ 19,827    Dec-95               (39)

  U.S. Treasury
   Long Bond           31     US$  3,500    Dec-95               (45)

MULTI-ASSET-CLASS
  U.S. Treasury 5
   yr. Note            65     US$  6,960    Dec-95               (20)

  U.S. Treasury
   10 yr. Note          4     US$    440    Dec-95                (1)

  U.S. Treasury
   Long Bond            4     US$    452    Dec-95                (6)

             L    --    British Pound
             FF   --    French Franc
             DM   --    German Mark
             Y    --    Japanese Yen

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. SWAP AGREEMENTS: At September 30, 1995, the following Portfolios had open Swap Agreements:

                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
---------------------------------------------------------------
HIGH YIELD
      $7,096    Agreement with Bankers Trust          ($27)
         (1)    Company terminating September      --------
                30, 1996, to pay quarterly 3
                month LIBOR plus 75 basis
                points times the market value
                (expressed as a percentage of
                par) of GPA plc's bank debt
                (Corporate Credit and Deferred
                Amortization Facilities)
                multiplied by the notional
                amount $7,096 in exchange for
                its pro-rata share of the
                interest paid by GPA plc under
                the terms of its bank debt
                adjusted for certain fees and
                payments. In addition,
                appreciation/depreciation in
                the market value of the loan is
                either paid to or by the
                Portfolio quarterly in an
                amount equal to the rate of
                appreciation/depreciation
                during the quarter times the
                notional amount.
MUNICIPAL
      $2,000    Agreement with Bankers Trust         ($269)
                Company terminating May 13,
                2024 to pay fixed rate at 8.09%
                semiannually and to receive 3
                month LIBOR quarterly.
       7,500    Agreement with Bankers Trust             10
                Company terminating July 11,
                2005 to pay fixed rate at 6.64%
                semiannually and to receive 3
                month LIBOR quarterly.
                                                  ---------
                                                     ($259)
                                                  ---------
PA MUNICIPAL
      $1,000    Agreement with Bankers Trust         ($135)
                Company terminating May 13,
                2024 to pay fixed rate at 8.09%
                semiannually and to receive 3
                month LIBOR quarterly.
       3,000    Agreement with Bankers Trust              4
                Company terminating July 11,
                2005 to pay fixed rate at 6.64%
                semiannually and to receive 3
                month LIBOR quarterly.
                                                  ---------
                                                     ($131)
                                                  ---------

                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
---------------------------------------------------------------
GLOBAL FIXED INCOME
IL 3,500,000    Agreement with Union Bank of          ($48)
                Switzerland terminating on         --------
                November 27, 1995, to pay
                quarterly 3 month LIBOR minus
                238 basis points times the
                notional amount of $1,929 and
                to receive semiannually 9.00%
                times the local notional amount
                times 1 minus withholding tax
                rate imposed by Republic of
                Italy on coupon payments. In
                addition, appreciation/
                depreciation in the market
                value of the Republic of Italy
                9.00% BTPS bonds, due 10/01/03
                is either paid to or by the
                Portfolio in an amount equal to
                the rate of appreciation/
                depreciation over the life of
                the swap agreement times the
                notional amount.
INTERNATIONAL FIXED INCOME
IL 8,400,000    Agreement with Union Bank of         ($114)
                Switzerland terminating on        ---------
                November 27, 1995, to pay
                quarterly 3 month LIBOR minus
                238 basis points times the
                notional amount of $4,629 and
                to receive semiannually 9.00%
                times the local notional amount
                times 1 minus withholding tax
                rate imposed by Republic of
                Italy on coupon payments. In
                addition, appreciation/
                depreciation in the market
                value of the Republic of Italy
                9.00% BTPS bonds, due 10/01/03
                is either paid to or by the
                Portfolio in an amount equal to
                the rate of appreciation/
                depreciation over the life of
                the swap agreement times the
                notional amount.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
----------------------------------------------------------------
MULTI-ASSET-CLASS
  IL 600,000    Agreement with Union Bank of           ($8)
                Switzerland terminating on
                November 27, 1995, to pay
                quarterly 3 month LIBOR minus
                238 basis points times the
                notional amount of $331 and to
                receive semiannually 9.00%
                times the local notional amount
                times 1 minus withholding tax
                rate imposed by Republic of
                Italy on coupon payments. In
                addition, appreciation/
                depreciation in the market
                value of the Republic of Italy
                9.00% BTPS bonds, due 10/01/03
                is either paid to or by the
                Portfolio in an amount equal to
                the rate of appreciation/
                depreciation over the life of
                the swap agreement times the
                notional amount.
        $133    Agreement with Bankers Trust            (1)
         (1)    Company terminating September
                30, 1996, to pay 3 month LIBOR
                plus 75 basis points times the
                market value (expressed as a
                percentage of par) of GPA plc's
                bank debt (Corporate Credit and
                Deferred Amortization
                Facilities) multiplied by the
                notional amount $133 in
                exchange for its pro-rata share
                of the interest paid by GPA plc
                under the terms of its bank
                debt adjusted for certain fees
                and payments. In addition,
                appreciation/depreciation in
                the market value of the loan is
                either paid to or by the
                Portfolio in an amount equal to
                the rate of
                appreciation/depreciation
                during the quarter times the
                notional amount.
       2,500    Agreement with Swiss Bank              (33)
         (2)    Corporation terminating on July
                31, 1996 to pay quarterly 3
                month LIBOR plus 45 basis
                points times the notional
                amount. In addition,
                appreciation/depreciation in
                the value of the MSCI EAFE
                Index (with net dividends
                reinvested) is either paid to
                or by the Portfolio in an
                amount equal to the rate of
                appreciation/depreciation
                during the quarter times the
                notional amount.
                                                   --------
                                                      ($42)
                                                   --------

(1) Notional amount is increased/(decreased) by each periodic payment received or made.

(2) Notional amount is periodically increased/decreased by changes in the value of the MSCI EAFE Index.

IL -- Italian Lira

6. INTEREST RATE FLOOR AGREEMENTS: At September 30, 1995 the following Portfolios had open Written Amortizing Interest Rate Floor Agreements:

Notional
Amount                                              Value
 (000)                 Description                  (000)
--------------------------------------------------------------
FIXED INCOME PORTFOLIO
$44,620    Agreement with Barclays Bank plc          $6,740
           terminating November 15, 2009, to
           pay 9.60% minus 1 month LIBOR on
           notional amount amortized monthly
           as long as 1 month LIBOR is below
           9.60%. (Amortized Premium $5,432)
 21,033    Agreement with Bankers Trust               3,094
           Company terminating on September
           15, 2009 to pay 9.45% minus 1 month
           LIBOR on notional amount amortized
           monthly as long as 1 month LIBOR is
           below 9.45%. (Amortized Premium
           $2,417)
 39,027    Agreement with Bankers Trust               3,708
           Company terminating on November 1,
           1999 to pay 9.25% minus 1 month
           COFI on notional amount amortized
           monthly as long as 1 month COFI is
           below 9.25%. (Amortized Premium
           $3,159)
 66,438    Agreement with Bankers Trust               4,737
           Company terminating on November 25,
           1999 to pay 8.25% minus 1 month
           COFI on notional amount amortized
           monthly as long as 1 month COFI is
           below 8.25%. (Amortized Premium
           $3,932)
113,124    Agreement with Bankers Trust              10,837
           Company terminating on January 25,
           2009 to pay 8.10% minus 1 month
           LIBOR on notional amount amortized
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $7,746)
 92,743    Agreement with Bankers Trust               8,681
           Company terminating on June 25,
           2005 to pay 8.10% minus 1 month
           LIBOR on notional amount amortized
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $6,881)
 72,706    Agreement with Morgan Guaranty             6,522
           Trust Company of New York
           terminating on May 15, 2008 to pay
           8.00% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           8.00%. (Amortized Premium $4,792)
                                                  ---------
                                                    $44,319
                                                  ---------

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Notional
Amount                                              Value
 (000)                 Description                  (000)
--------------------------------------------------------------
DOMESTIC FIXED INCOME PORTFOLIO
 $2,028    Agreement with Morgan Guaranty             $112
           Trust Company of New York                 -----
           terminating on June 15, 2005 to pay
           8.00% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           8.00%. (Amortized Premium $126)
FIXED INCOME PORTFOLIO II
$10,312    Agreement with Morgan Guaranty              $571
           Trust Company of New York                -------
           terminating on June 15, 2005 to pay
           8.00% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           8.00%. (Amortized Premium $643)
MORTGAGE-BACKED SECURITIES
 $4,614    Agreement with Barclays Bank plc            $697
           terminating November 15, 2009, to
           pay 9.60% minus 1 month LIBOR on
           notional amount amortized monthly
           as long as 1 month LIBOR is below
           9.60%. (Amortized Premium $562)
  1,451    Agreement with Bankers Trust                 214
           Company terminating on September
           15, 2009 to pay 9.45% minus 1 month
           LIBOR on notional amount amortized
           monthly as long as 1 month LIBOR is
           below 9.45%. (Amortized Premium
           $167)
  2,361    Agreement with Bankers Trust                 224
           Company terminating on November 1,
           1999 to pay 9.25% minus 1 month
           COFI on notional amount amortizing
           monthly as long as 1 month COFI is
           below 9.25%. (Amortized Premium
           $191)
  4,020    Agreement with Bankers Trust                 287
           Company terminating on November 25,
           1999 to pay 8.25% minus 1 month
           COFI on notional amount amortizing
           monthly as long as 1 month COFI is
           below 8.25%. (Amortized Premium
           $238)
  5,040    Agreement with Bankers Trust                 472
           Company terminating on June 25,
           2005 to pay 8.10% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $372)

Notional
Amount                                              Value
 (000)                 Description                  (000)
--------------------------------------------------------------
 $5,677    Agreement with Morgan Guaranty              $509
           Trust Company of New York
           terminating on May 15, 2008 to pay
           8.00% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           8.00%. (Amortized Premium $374)
                                                   --------
                                                     $2,403
                                                   --------
SPECIAL PURPOSE FIXED INCOME
$14,478    Agreement with Barclays Bank plc          $2,187
           terminating November 15, 2009, to
           pay 9.60% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           9.60%. (Amortized Premium $1,762)
  6,887    Agreement with Bankers Trust               1,013
           Company terminating on September
           15, 2009 to pay 9.45% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 9.45%. (Amortized Premium
           $792)
 12,567    Agreement with Bankers Trust               1,194
           Company terminating on November 1,
           1999 to pay 9.25% minus 1 month
           COFI on notional amount amortizing
           monthly as long as 1 month COFI is
           below 9.25%. (Amortized Premium
           $1,018)
 21,260    Agreement with Bankers Trust               1,516
           Company terminating on November 25,
           1999 to pay 8.25% minus 1 month
           COFI on notional amount amortizing
           monthly as long as 1 month COFI is
           below 8.25%. (Amortized Premium
           $1,258)
 40,231    Agreement with Bankers Trust               3,854
           Company terminating on January 25,
           2009 to pay 8.10% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $2,755)
 32,571    Agreement with Bankers Trust               3,049
           Company terminating on June 25,
           2005 to pay 8.10% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $2,406)
 23,971    Agreement with Morgan Guaranty             2,150
           Trust Company of New York
           terminating on May 15, 2008 to pay
           8.00% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           8.00%. (Amortized Premium $1,580)
                                                  ---------
                                                    $14,963
                                                  ---------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Notional
Amount                                              Value
 (000)                 Description                  (000)
--------------------------------------------------------------
BALANCED
 $5,419    Agreement with Barclays Bank plc              $819
           terminating November 15, 2009 to
           pay 9.60% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           9.60%. (Amortized Premium $659)
  2,615    Agreement with Bankers Trust                   385
           Company terminating on September
           15, 2009 to pay 9.45% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 9.45%. (Amortized Premium
           $300)
  4,605    Agreement with Bankers Trust                   437
           Company terminating on November 1,
           1999 to pay 9.25% minus 1 month
           COFI on notional amount amortizing
           monthly as long as 1 month COFI is
           below 9.25%. (Amortized Premium
           $373)
  7,973    Agreement with Bankers Trust                   568
           Company terminating on November 25,
           1999 to pay 8.25% minus 1 month
           COFI on notional amount amortizing
           monthly as long as 1 month COFI is
           below 8.25%. (Amortized Premium
           $472)
 13,317    Agreement with Bankers Trust                 1,276
           Company terminating on January 25,
           2009 to pay 8.10% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $912)
 10,199    Agreement with Bankers Trust                   955
           Company terminating on June 25,
           2005 to pay 8.10% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.10%. (Amortized Premium
           $754)
  7,429    Agreement with Morgan Guaranty                 666
           Trust Company of New York
           terminating on May 15, 2008 to pay
           8.00% minus 1 month LIBOR on
           notional amount amortizing monthly
           as long as 1 month LIBOR is below
           8.00%. (Amortized Premium $490)
                                                     --------
                                                       $5,106
                                                     --------

E. CAPITAL LOSS CARRY FORWARD. At September 30, 1995, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:

                                  Expiration
                                     Date
                                September 30,
                                    (000)
                                --------------
                                2002     2003
                                ----     -----
High Yield                      $ --     $  141
Mortgage-Backed Securities        --      3,344
Limited Duration                  --      4,395
Municipal                        120        153
PA Municipal                       2        260

F. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 1995, the following Portfolios may elect to defer losses occurring between November 1, 1994 and September 30, 1995 in the following amounts:

              Portfolio                  (000)
-------------------------------------   -------
International Equity                    $41,474
Emerging Markets                             72
Fixed Income                              2,629
Domestic Fixed Income                        81
High Yield                                2,847
Limited Duration                            172
Special Purpose Fixed Income                230
Municipal                                   159
PA Municipal                                463
Global Fixed Income                         446
International Fixed Income                   16
Intermediate Duration                        13

G. IN-KIND TRANSACTIONS. For the year ended September 30, 1995, the following Portfolios realized gains (losses) from in-kind redemptions as follows:

              Portfolio                  (000)
-------------------------------------   -------
Equity                                  $3,196
Select Equity                             (195)
International Equity                    (1,966)
Domestic Fixed Income                     (828)
Mortgage-Backed Securities                (186)
Municipal                                 (261)
PA Municipal                              (683)

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

H. SECURITIES LENDING. The following Portfolios loaned securities to certain brokers and received security lending fees. Security lending fees are included as expense offsets in the Statement of Operations. Fees not included as expense offsets are included in interest income. During the year ended September 30, 1995, the following Portfolios had security lending fees totaling:

                                          Fees
               Portfolio                  (000)
---------------------------------------   -----
Value                                     $ 34
Equity                                      81
Select Equity                                1
International Equity                       239
Mid Cap Growth                             181
Fixed Income                                46
Domestic Fixed Income                        1
Fixed Income II                             10
Special Purpose Fixed Income                20
Balanced                                    13

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. At September 30, 1995, all outstanding collateral received was in cash, which was subsequently invested in cash equivalents. The value of loaned securities and related collateral outstanding at September 30, 1995 was as follows:

                                Value
                                 of        Value
                               Loaned       of
                             Securities Collateral
         Portfolio              (000)      (000)
----------------------------   -------    -------
Value                          $21,966    $22,320
Equity                          19,633     20,343
Select Equity                       83         84
International Equity            40,104     42,710
Mid Cap Growth                  16,250     17,185
Fixed Income                     8,829      9,033
Fixed Income II                  1,387      1,417
Balanced                           828        858

Custodian fees appearing in the Statement of Operations have been adjusted to include expense offsets for custodian balance credits and security lending fees totaling $511,000 and $469,000, respectively, for the year ended September 30, 1995.

I. OTHER. Mid Cap Value, Emerging Markets and Intermediate Duration Portfolios commenced operations on December 30, 1994, February 28, 1995 and October 3, 1994, respectively.

During the year ended September 30, 1995, the following Portfolios changed their names from Small Capitalization Value, Emerging Growth, Select Fixed Income, High Yield Securities, Limited Duration Fixed Income, Municipal Fixed Income, Pennsylvania Municipal Fixed Income and Global Balanced to Small Cap Value, Mid Cap Growth, Domestic Fixed Income, High Yield, Limited Duration, Municipal, PA Municipal and Multi-Asset-Class, respectively.

At September 30, 1995, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At September 30, 1995, the High Yield Portfolio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A portion of the securities of the Municipal and PA Municipal Portfolios are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 1995, approximately 64% and 70% of the net assets of the Municipal and PA Municipal Portfolios, respectively, are covered by such insurance. Listed below are the insurer's that insure more than 10% of the Portfolios' net assets:

                             MUNICIPAL    PA MUNICIPAL
                             ---------    ------------
FGIC                          19.8%         27.9%
MBIA                          19.1          16.0
AMBAC                         18.9          23.5

At September 30, 1995, individual partners of Miller Anderson & Sherrerd, LLP were record owners of approximately 25.2% and 34.1% of the Mid Cap Value and PA Municipal Portfolios, respectively. In addition, the Fund had Portfolios with otherwise unaffiliated record owners of 10% or greater. These Portfolios and the aggregate percentage of such owners was as follows:

                                      Percentage
            Portfolios               of Ownership
----------------------------------   ------------
Value                                     10.0%
Small Cap Value                           12.1
Select Equity                             96.8
International Equity                      37.3
Mid Cap Growth                            17.7
Mid Cap Value                             24.9
Emerging Markets                          89.9
Domestic Fixed Income                     75.7
Cash Reserves                             40.2
Fixed Income Portfolio II                 28.5
Mortgage-Backed                           94.8
Limited Duration                          26.3
Municipal                                 31.0
PA Municipal                              38.5
Global Fixed Income                       51.4
International Fixed Income                70.5
Intermediate Duration                    100.0
Balanced                                  30.3

--------------------------------------------------------------------------------

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
MAS Funds

     In our opinion, the accompanying statements of net assets (excluding Standard & Poor's ratings) and the related statements of operations and of changes in net assets and the selected per share data and ratios present fairly, in all material respects, the financial position of each of the twenty three
(23) Portfolios of the MAS Funds listed in the accompanying table of contents, (hereafter referred to as the "Fund") at September 30, 1995 and the results of each of their operations, the changes in each of their net assets and their selected per share data and ratios for the periods presented, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodians and brokers and the application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
November 21, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING: (UNAUDITED)
At special shareholder meetings held on December 19, 1994 and August 21, 1995, shareholders of the Domestic Fixed Income and Select Equity Portfolios, respectively, voted on the following proposals:

                                                                  VOTED      VOTED    ABSTAIN
                                                                   FOR      AGAINST    VOTES
                                                                ---------   -------   -------
1. To amend the investment objective and certain investment
   limitations of the Domestic Fixed Income Portfolio.          1,141,543      0         0
                                                                =========   =======   ========
2. To amend the investment objective and certain investment
   limitations of the Select Equity Portfolio.                  2,237,214      0         0
                                                                =========   =======   ========

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)
Each Portfolio hereby designates the following amount as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

                                AMOUNT
        PORTFOLIO                (000)
--------------------------      -------
Value                           $52,796
Equity                           53,915
Small Cap Value                  14,787
Select Equity                     6,392
International Equity             68,827
Mid Cap Growth                   34,250
High Yield                          870
Special Purpose Fixed
  Income                              2
Balanced                          1,362

For the period ended September 30, 1995, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

                                 AMOUNT
         PORTFOLIO               (000)
---------------------------      ------
Value                             43.4%
Equity                            52.8
Small Cap Value                   16.7
Select Equity                     57.9
Mid Cap Growth                    48.9
Mid Cap Value                      7.7
High Yield                         9.2
Municipal                         13.0
PA Municipal                      17.1
Balanced                          23.1
Multi-Asset-Class                 27.3

Foreign taxes accrued during the fiscal year ended September 30, 1995 amounting to $2,675,000, $17,000 and $212,000 for the International Equity Portfolio, Emerging Markets Portfolio and International Fixed Income Portfolio, respectively, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1995.

For the fiscal year ended September 30, 1995, the percentage of exempt interest dividends paid by the Municipal Portfolio and the PA Municipal Portfolio was 92.2% and 91.3%, respectively.

--------------------------------------------------------------------------------

           FINANCIAL STATEMENTS

                                                                      1995

                                      [LOGO]

                    ADVISORY FOREIGN FIXED INCOME PORTFOLIO
                          ADVISORY MORTGAGE PORTFOLIO
                                 ANNUAL REPORT

                                      1995

We are pleased to present the Annual Report for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios of MAS Funds as of September 30, 1995.

TABLE OF CONTENTS
Portfolio Overview and Statement of Net Assets

   Advisory Mortgage Portfolio...............    1
   Advisory Foreign Fixed Income Portfolio...    9
Statement of Operations......................   12
Statement of Changes in Net Assets...........   13
Selected Per Share Data and Ratios...........   14
Notes to Financial Statements................   15
Report of Independent Accountants............   21

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. IT SHOULD BE NOTED THAT THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

                          ADVISORY MORTGAGE PORTFOLIO

The Advisory Mortgage Portfolio is used as a vehicle for making mortgage investments in fixed-income portfolios for private advisory clients of Miller Anderson & Sherrerd. The Advisory Mortgage Portfolio invests in a full range of mortgage securities, collateralized mortgage obligations (CMOs), asset-backed securities, U.S. Government and other fixed-income securities. Miller Anderson & Sherrerd selects mortgages that appear most attractively priced, while managing the Portfolio's prepayment sensitivity. MAS increases prepayment exposure when mortgage yields, adjusted for probable prepayments, indicate value in mortgage-backed securities.

For most of the year, the Portfolio underweighted fixed-rate mortgages and emphasized GNMA adjustable-rate mortgages (ARMs). As fixed-rate mortgages have become more attractive recently, we have reduced ARMs and replaced them with fixed-rate mortgages. The Portfolio includes a limited amount of opportunistically selected securities that concentrate prepayment risk, though the overall prepayment sensitivity of the Portfolio is less than that of the mortgage index (Lehman Mortgage Index).

Because the Portfolio is managed as a component of a diversified portfolio, investment results from the Portfolio should not be analyzed on a stand-alone basis.

The Portfolio is only available to private advisory clients of Miller Anderson & Sherrerd.

THE SECURITIES AND EXCHANGE COMMISSION HAS ADOPTED AMENDED RULES REQUIRING THE DISCLOSURE OF MUTUAL FUND PERFORMANCE DATA AFTER A PORTFOLIO HAS AT LEAST SIX MONTHS OF AUDITED FINANCIAL STATEMENTS. THE ADVISORY MORTGAGE PORTFOLIO BEGAN OPERATIONS WITHIN THE LAST SIX MONTHS OF FISCAL 1995, AND PERFORMANCE DATA WILL BE INTRODUCED IN THE FUND'S ANNUAL REPORT FOR FISCAL 1996.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

ADVISORY MORTGAGE
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (101.1%)

---------------------------------------------------------
                     **RATINGS    FACE
                     (STANDARD   AMOUNT      VALUE
SEPTEMBER 30, 1995   & POOR'S)    (000)      (000)*
---------------------------------------------------------
ADJUSTABLE RATE MORTGAGE (23.7%)
   ## Government National
    Mortgage Association II:
     Various Pools:
      5.00%,
      11/20/23-12/20/24  Agy    $  18,497  $   18,288
      5.50%,
       8/20/23-12/20/24  Agy       11,820      11,743
      6.00%,
       8/20/22-6/20/25   Agy      106,428     107,358
      6.50%,
       1/20/22-3/20/25   Agy      181,979     185,455
      7.00%,
       4/20/22-5/20/23   Agy       13,318      13,550
      7.375%,
       6/20/22-6/20/23   Agy        5,844       5,986
---------------------------------------------------------
GROUP TOTAL                                   342,380
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (28.4%)
   Federal Home Loan Mortgage
    Corporation:
     Gold Pools:
      10.00%, 1/1/21     Agy          834         907
      10.50%,
       6/1/11-3/1/21     Agy        1,052       1,155
      11.00%, 5/1/12     Agy           54          60
      11.50%,
       8/1/15-10/1/19    Agy          400         451
      October TBA
      7.50%, 8/15/23     Agy       26,775      26,967
      November TBA
      7.50%, 11/15/25    Agy       97,675      98,224
     Conventional
       Pools:
      6.00%, 1/1/01      Agy           67          66
      6.50%, 3/1/02      Agy           55          55
      6.75%, 12/1/05     Agy          301         297
      8.25%,
       11/1/07-7/1/08    Agy          320         328
      10.25%,
       1/1/09-9/1/16     Agy          252         274
      10.50%,
       1/1/11-12/1/20    Agy        4,504       4,925
      11.00%,
       2/1/10-5/1/20     Agy        8,725       9,665
      11.25%,
       6/1/10-10/1/15    Agy          172         190
      11.50%,
       2/1/00-8/1/16     Agy        3,318       3,713
      12.00%,
       10/1/09-8/1/15    Agy          959       1,081
      12.50%,
       10/1/09-9/1/13    Agy          186         212
      13.50%, 2/1/10     Agy           51          59

                      **RATINGS    FACE
                      (STANDARD   AMOUNT       VALUE
                      & POOR'S)   (000)        (000)*
---------------------------------------------------------
   Federal National Mortgage
    Association:
     Gold Pool
      12.50%, 5/1/15     Agy    $     139  $      158
     Conventional
       Pools:
      10.00%,
       9/1/16-5/1/22     Agy       23,287      25,329
      10.50%,
       5/1/11-4/1/22     Agy       11,793      12,929
      10.75%,
       6/1/13-8/1/13     Agy          296         325
      11.00%,
       2/1/16-11/1/20    Agy        5,474       6,101
      11.25%, 1/1/16     Agy          577         643
      11.50%,
       11/1/15-4/1/16    Agy          385         433
      12.00%,
       2/1/15-2/1/18     Agy          351         396
      12.50%,
       2/1/11-9/1/15     Agy        4,652       5,305
      October TBA,
      7.50%,
       8/15/23-10/15/24  Agy       21,000      21,131
      November TBA,
      7.00%, 11/15/24    Agy       72,250      71,166
      7.50%, 11/15/25    Agy       68,575      68,896
   Government National
    Mortgage Association:
     Various Pools:
      10.00%, 11/15/18   Agy           67          73
      10.50%,
       10/15/00-5/15/21  Agy       10,518      11,626
      11.00%,
      12/15/09-11/20/19  Agy        5,126       5,708
      11.50%,
       1/15/13-2/15/16   Agy        1,461       1,629
      12.00%,
       11/15/12-4/15/15  Agy          925       1,048
      12.50%,
       11/15/10-7/15/15  Agy          846         969
      13.00%,
       10/15/13-9/15/14  Agy          458         530
      13.50%, 5/15/13    Agy          177         205
      November TBA,
      7.50%, 8/15/24     Agy       27,400      27,622
---------------------------------------------------------
GROUP TOTAL                                   410,851
---------------------------------------------------------
ASSET BACKED MORTGAGES (0.6%)
   Security Pacific
    Home Equity Trust
    Series:
     + 91-A A2
      8.90%, 3/10/06     Aaa        5,037       5,097
     91-A B
      10.50%, 3/10/06    A+         3,305       3,449
---------------------------------------------------------
GROUP TOTAL                                     8,546
---------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                     **RATINGS       FACE
                     (STANDARD     AMOUNT       VALUE
                     & POOR'S)      (000)      (000)*
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 AGENCY COLLATERAL SERIES (2.0%)
   + Collateralized Mortgage
    Obligation Trust Series:
     86-13 Q Inv Fl
      14.327%, 1/20/03   Aaa    $     410   $      439
     86-14 A2 Inv Fl
      12.00%, 4/1/09     Aaa          113          113
   Federal Home Loan
    Mortgage Corporation
    Series:
     88-17 I PAC-1 (11)
      9.90%, 10/15/19    Agy        1,850        1,971
     88-22 C PAC 11
      9.50%, 4/15/20     Agy          595          642
     88-23 F PAC-1 (11)
      9.60%, 4/15/20     Agy        1,025        1,102
     89-39 F PAC-2 (11)
      10.00%, 5/15/20    Agy        1,350        1,455
     89-47 F PAC-1 (12)
      10.00%, 6/15/20    Agy        1,435        1,550
     89-110 F PAC
      8.55%, 1/15/21     Agy          800          832
     90-1007 F Inv Fl
      20.708%, 1/15/20   Agy           10           11
     90-129 H PAC
      8.85%, 3/15/21     Agy          135          143
     92-1398 I Inv Fl
     PAC-1 (11)
      10.612%, 10/15/07  Agy          670          692
   Federal National
    Mortgage Association
    Series:
     89-22 G PAC (11)
      10.00%, 5/25/19    Agy        1,235        1,353
     89-92 G PAC (11)
      8.60%, 12/25/04    Agy          750          788
     90-80 S Inv Fl
      17.232%, 7/25/20   Agy          597          696
     90-85 D
      9.50%, 9/25/19     Agy           26           26
     90-106 J PAC
      8.50%, 9/25/20     Agy        1,250        1,294
     90-118 S Inv Fl
      27.392%, 9/25/20   Agy          160          217
     91-G 20 S Inv Fl
      19.238%, 6/25/21   Agy        5,225        6,431
     92-33 S Inv Fl
      12.90%, 3/25/22    Agy        4,505        4,846
     93-5 M
      7.00%, 1/25/08     Agy          190          189
   Goldman Sachs Trust
    IV Series:
     89-D 2 Inv Fl
      17.716%, 5/1/19    AAA        1,087        1,323
     89-E 2 Inv Fl
      12.573%, 10/27/19  AAA          577          694



                      **RATINGS      FACE
                      (STANDARD    AMOUNT       VALUE
                      & POOR'S)     (000)      (000)*
---------------------------------------------------------
   Kidder Peabody Mortgage
    Assets Trust Series:
     87 B Principal Only
      4/22/18            N/R    $     236  $      183
     87 B IO
      9.50%, 4/22/18     N/R          236          61
   Morgan Stanley Mortgage
    Trust Series:
     88-28 8 PAC
      9.40%, 10/1/18     AAA          125         136
   Texas Housing Agency
    Series:
     87-A E Inv Fl
      11.513%, 8/1/16    Agy          969       1,013
---------------------------------------------------------
GROUP TOTAL                                    28,200
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
 NON-AGENCY COLLATERAL SERIES (27.0%)
   American Housing Trust
    Series:
     IV 2
      9.553%, 9/25/20    A          2,175       2,258
     V 1G
      9.125%, 4/25/21    AAA        5,940       6,160
   American Southwest
    Financial Securities Corp.
    Series:
     ++ 93-2 A1
      7.30%,  1/18/09    AA         8,054       8,131
     + 95-C1 A1B
      7.40%, 11/17/04    Aaa       16,250      16,681
   Asset Securitization
    Corp. Series:
     95-D1 A1
      7.59%, 8/11/27     AAA       13,410      13,932
   Chase Mortgage Finance
    Corp. Series:
     sec. 93-1 B2
      7.911%, 3/28/24
       (acquired
       4/28/95-6/30/95,
       cost $3,116)      A-         3,264       3,236
     + 93-N A8
      6.75%, 11/25/24    Aaa        2,100       1,908
     + 94-H A7
      7.25%, 6/25/25     Aaa        2,075       1,967
   Chemical Mortgage
    Securities, Inc. Series:
     sec. 93-1 M
      7.45%, 2/25/23
       (acquired
       4/28/95-8/30/95,
       cost $4,070)      AA         4,360       4,273
     sec. 93-3 M
      7.125%, 7/25/23
       (acquired
       6/9/95, cost
       $5,783)           AA         6,047       5,954

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
ADVISORY MORTGAGE
PORTFOLIO

                     **RATING      FACE
                     (STANDARD    AMOUNT      VALUE
(CONT'D)             & POOR'S)     (000)      (000)*
---------------------------------------------------------
   Citicorp Mortgage
    Securities, Inc. Series:
     90-11 A5
      9.50%, 7/25/20     AAA    $     301  $      306
     93-9 A1
      7.00%, 3/25/20     AAA          701         700
     94-7 A5
      6.25%,4/25/24      AAA        3,200       2,756
   CMC Securities Corp. IV
    Series 94-G A4
      7.00%, 9/25/24     AAA        8,035       7,457
   Countrywide Funding Corp.
    Series:
     94-12 A10
      7.00%, 5/25/24     AAA          855         790
     95-4 M
      7.50%, 9/25/25     AA         6,643       6,567
   Countrywide Mortgage Backed
    Securities, Inc.
     Series 93-C A11
      6.50%, 1/25/24     AAA        9,226       8,602
   DLJ Mortgage Acceptance
    Corp. Series:
     sec. 93-MF7 A1
      7.40%, 6/18/03
       (acquired
       4/28/95-6/30/95,
       cost $8,447)      AAA        8,368       8,560
     93-M10 A2
      7.20%, 7/15/03     AAA        4,742       4,813
   (+) Equitable Life
    Assurance Society of the
    U.S.
      6.633%, 7/23/03    AA        13,575      13,443
   FBS Mortgage
    Corporation
    Series 92-BB M
      8.625%, 7/25/23    AAA        2,093       2,134
   First Boston Mortgage
    Securities Corp. Series:
     sec. 92-4 B1
      8.125%, 10/25/22
       (acquired
       4/28/95, cost
       $72)              A             79          77
     93-2 B1
      7.50%, 3/25/33     A          2,569       2,441
   (+) FSA Finance, Inc.
    Series 95-1A
      7.42%, 6/1/07      AA         4,426       4,534
   GE Capital Mortgage
    Services, Inc. Series:
     92-10A F
      7.50%, 8/25/22     AAA        7,727       7,554
     (+) 94-6 M
      6.50%, 4/25/24     AA         2,287       2,107
     + 94-19 M
      7.50%, 8/25/24     A2         6,685       6,605

                     **RATING      FACE
                     (STANDARD    AMOUNT      VALUE
                     & POOR'S)     (000)      (000)*
---------------------------------------------------------
     94-24 A4
      7.00%, 7/25/24     AAA    $   8,985  $    8,344
     94-27 A6
      6.50% 7/25/24      AAA        8,500       7,502
     (+) 95-6 B2
      7.00%, 8/25/25     N/R        3,107       2,903
   J.P. Morgan Commercial
    Mortgage Finance Corp.
     Series: 95-C1 A1
      7.268%, 7/25/10    AAA        2,844       2,893
   Mid-State Trust
    Series 88-2 A4
      9.625%, 4/1/03     AAA       17,645      19,376
   Mortgage Capital
    Funding, Inc. Series
    95-MC1 A1B
      7.60%, 5/25/27     AAA       11,148      11,561
   ++ Nomura Asset Securities
    Corp. Series:
     94-MD1 A1B
      7.526%, 3/15/18    AAA        3,335       3,446
     94-MD1 A2
      7.676%, 3/15/18    AA         3,110       3,209
     94-MD1 A3
      8.026%, 3/15/18    A          3,675       3,877
   Old Stone Credit
    Corporation
    Series 92-3 B1
      6.35%, 9/25/07     AAA          413         403
   PNC Mortgage Securities
    Corp. Series 94-3 A8
      7.50%, 7/25/24     AAA        4,175       4,078
   Prudential Home
    Mortgage Securities
    Co., Inc. Series:
     90-8 A5 PAC-1(11)
      9.50%, 9/25/20     AAA           59          59
     (+) 92-A 1B4
      7.90%, 4/28/22     AAA        4,045       3,762
     (+) 92-A 2B4
      7.90%, 4/28/22     AA         1,484       1,249
     + 92-33
      7.50%, 11/15/22    A2           780         754
     (+) 93-B 1B1
      7.836%, 4/28/23    AA         3,449       3,441
     (+) 93-B 2B
      7.833%, 4/28/23    A          4,829       4,703
     +sec. 93-17 B1
      6.50%, 3/1/23
       (acquired
       4/28/95, cost
       $959)             A2         1,032         978
     ++(+) 94-A 3B3
      6.803%, 4/28/24    A          7,530       6,836
     ++(+) 94-A 3B5
      6.802%, 4/28/24    A          7,655       7,017

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                     **RATING      FACE
                     (STANDARD    AMOUNT      VALUE
                     & POOR'S)     (000)      (000)*
---------------------------------------------------------
     sec. 95-2 M
      8.50%, 6/25/25
       (acquired
       9/26/95, cost
       $349)             AA     $     339  $      348
     sec. 95-6 M
      7.50%, 9/25/25
       (acquired
       8/25/95, cost
       $5,267)           AA         5,411       5,348
   Residential Funding
    Mortgage Securities
    Co., Inc. Series:
     92-S2 M
      8.00%, 1/25/22     AA         3,412       3,456
     sec. 92-S6 M
      7.50%, 2/25/22
       (acquired
       4/28/95-8/30/95,
       cost $3,008)      AA         3,167       3,158
     92-S15 A5
      8.00%, 5/25/07     AAA        1,269       1,281
     93-MZ1 A2
      7.47%, 3/2/23      AA         1,000         980
     sec. 93-MZ2 A2
      7.47%, 5/30/23
       (acquired
       4/28/95-6/30/95,
       cost $2,872)      AA         3,069       3,036
     ++sec. 93-MZ3 A2
      6.97%, 8/28/23
       (acquired
       6/2/95-8/30/95,
       cost $6,214)      AA         6,650       6,248
     93-S2 M2 8.00%,
      1/25/23            A            900         909
     sec. 93-S43 A10
      6.50%, 11/25/23
       (acquired
       6/12/95-9/28/95,
       cost $6,267)      AAA        6,768       6,296
     sec. 94-S1 A19
      6.75%, 1/25/24
       (acquired
       4/28/95-9/28/95,
       cost $8,087)      AAA        8,851       8,401
     95-S11 A16
      7.50%, 9/25/25     AAA       16,231      16,282
     (-) 95-S16 A7
      7.50%, 10/15/25    AAA       10,575      10,579
   Resolution Trust Corp.
    Series:
     92-16 C2
      7.75%, 8/25/25     A          1,575       1,563


                     **RATING      FACE
                     (STANDARD    AMOUNT      VALUE
                     & POOR'S)     (000)      (000)*
---------------------------------------------------------
   Rural Housing Trust
    Series:
     87-1 D
      6.33%, 4/1/26      AAA    $  19,419  $   18,909
     87-1 M
      3.33%, 4/1/26      A-        19,847      18,097
     87-2 C
      6.83%, 4/1/26      AAA       14,904      14,756
   Ryland Mortgage
    Securities Corp Series:
     92-A 1A
      8.32%, 3/29/30     A-         5,479       5,493
     + 93-4 A9
      7.50%, 8/25/24     Aaa       11,720      11,338
     93-A1 A
      7.45%, 1/28/23     AAA        1,745       1,686
     94-7B 4A2
      7.50%, 8/25/25     AAA        1,900       1,832
   Ryland Mortgage
    Securities Corp.
    Two Series: 1 B
      8.50%, 12/26/21    A          2,800       2,819
   Saxon Mortgage
    Securities Corp. Series:
     93-8A A6
      7.375%, 9/25/23    AAA          390         369
     93-4 1B
      7.25%, 6/25/24     AAA          500         466
   +sec. Securitized
    Asset Sales,
    Inc. Series: 95-B M
      7.41%, 9/25/24
       (acquired
       6/30/95-7/28/95,
       cost $4,806)      Aa3        5,133       4,992
---------------------------------------------------------
GROUP TOTAL                                   388,979
---------------------------------------------------------
FLOATING RATE NOTES (0.3%)
   Federal Home Loan
    Mortgage Corporation
    Series:
     93-1634 SC Inv Fl
      REMIC
      6.319%, 12/15/23   Agy        4,000       2,077
   Federal National
    Mortgage
    Association Series:
     93-22 S Inv Fl
      REMIC
      9.02%, 9/25/22     Agy          713         559
     93-46 SG Inv Fl
      REMIC
      5.13%, 7/25/22     Agy        1,585       1,014
---------------------------------------------------------
GROUP TOTAL                                     3,650
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
ADVISORY MORTGAGE
PORTFOLIO

                      **RATING      FACE
                     (STANDARD    AMOUNT      VALUE
(CONT'D)             & POOR'S)     (000)      (000)*
---------------------------------------------------------
/ / HEDGED MORTGAGES (1.8%)
   Federal Home Loan
    Mortgage Corporation
    Series:
     1364-B Inv Fl IO
      CMO
      5.25%, 9/15/07     Agy    $  14,463  $    1,781
     1415-S Inv Fl IO
      CMO
      17.563%, 11/15/07  Agy          170          66
     1476-S Inv Fl IO
      REMIC PAC
      4.106%, 2/15/08    Agy        1,706         150
     1485-S Inv Fl IO
      REMIC
      3.663%, 3/15/08    Agy        3,613         270
     1600-SA Inv Fl IO
      REMIC
      2.063%, 10/15/08   Agy       29,600       1,545
     1632-SB Inv Fl
      REMIC
      3.725%, 11/15/23   Agy        9,720       5,119
     1699-SD Inv Fl IO
      REMIC
      2.063%, 3/15/24    Agy      101,269       6,076
   Federal National Mortgage
    Association Series:
     92-186 S Inv Fl IO
      CMO
      3.106%, 10/25/07   Agy        2,950         200
     93-9 SB Inv Fl IO
      REMIC PAC
      6.358%, 1/25/23    Agy        6,177       1,667
     G 94-2 S Inv Fl IO
      REMIC
      2.225%, 1/25/24    Agy       45,240       2,389
   Morgan Stanley Mortgage
    Trust Series 41-2 Inv
     Fl CMO
      10,154%, 2/20/22   AAA           34       7,443
---------------------------------------------------------
GROUP TOTAL                                    26,706
---------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
   sec. Coast Federal Series
    84-3
      7.941%, 3/1/06
       (acquired
       4/28/95, cost
       $368)             N/R          359         352
   sec. Great American Federal
    Series 84-2
      8.595%, 4/1/99
       (acquired
       4/28/95, cost
       $49)              N/R           51          52


                     **RATING      FACE
                     (STANDARD    AMOUNT      VALUE
                     & POOR'S)     (000)      (000)*
---------------------------------------------------------
   sec. Household Bank
    Series 85-1
      7.94%, 5/1/02
       (acquired
       5/31/95, cost
       $437)             N/R    $     434  $      434
---------------------------------------------------------
GROUP TOTAL                                       838
---------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (5.0%)
   Bank of America Series:
     79-1
      9.50%, 7/1/08      AA            26          26
     79-3
      9.50%, 11/1/08     AA           233         239
     79-7
      9.50%, 12/1/08     A            189         194
     79-9
      9.50%, 1/1/09      A            204         210
     A
      8.375%, 5/1/07     AA           539         543
   Beverly Finance
      8.36%, 7/15/04     AA-        5,715       6,029
   California Federal
    Savings & Loan
    Series 86-1A
      8.80%, 1/1/14      AA           122         122
   Creekwood Capital Corp.
    Series 95-1 A
      8.47%, 3/16/15     AA           470         494
   (+) CVM Finance Corp.
      7.19%, 4/1/04      AA           444         446
   +(+) DeBartolo Capital
    Corp. Series A 2
      7.48%, 5/1/04      Aaa       12,930      13,423
   First Federal Savings &
    Loan Association
    Series 92-C
      8.75%, 6/1/06      AA           444         448
   sec. Gemsco Mortgage
    Pass Through
    Certificate Series
    83-TX A
      8.701%, 11/25/10
       (acquired 4/28/95-
       9/28/95, cost $895)  AA        883         892
   (+) Lakeside Finance Corp.
      6.47%, 12/15/00    AA           240         235
   (+) Lakewood Mall
    Finance Co.
    Series 95-C1 A
      7.00%, 8/13/10     AA        11,500      11,442
   Marine Midland
    Bank NA,
    Series 91-1 A7
      8.50%, 4/25/22     AA            34          34
   Mid-State Trust
    Series 95-4 A
      8.33%, 4/1/30      AAA       10,733      11,396
   Oakdale Mall
      7.95%, 5/1/01      AAA          275         283

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                     **RATINGS       FACE
                     (STANDARD     AMOUNT       VALUE
                     & POOR'S)      (000)      (000)*
---------------------------------------------------------
   Resolution Trust Corp.
    Series 92-5C
      8.628%, 1/25/26    AA     $   6,561  $    6,715
   Ryland Acceptance
    Corp. IV Series 79-A
      6.65%, 7/1/11      AA         4,088       3,923
   Sawgrass Financial
    93-A1
      6.45%, 1/20/06     AAA          255         253
   Sears Mortgage Securities
    Series:
     sec. 82-1
      9.25%, 11/1/10
       (acquired 4/28/95-
       9/28/95, cost $430)  AA        421         429
     sec. 82-3 10.00%,
      11/1/12
       (acquired
       4/28/95, cost
       $735)             AA           707         722
   Security Pacific Home
    Equity Trust
    Series 87-A1
      8.00%, 1/25/02     AA           401         402
   sec. Shearson American
    Express Series A
      9.625%, 12/1/12
       (acquired
       4/28/95-9/28/95,
       cost $404)        AA           395         404
   (+) Stratford Finance Corp.
      6.776%, 2/1/04     AA         5,330       5,131
  /+/+ Town & Country
    Funding Corp.
      5.85%, 8/15/98     Aa2        7,525       7,373
   Washington Mutual
    Savings Bank Series A 1
      9.00%, 5/25/08     AA           108         110
   Woodland Finance Corp.
      8.20%, 5/15/04     AA           700         737
---------------------------------------------------------
GROUP TOTAL                                    72,655
---------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES --
  AGENCY COLLATERAL SERIES (0.0%)
   Federal National
    Mortgage
    Association Series:
     43-2 IO CMO
      9.50%, 9/1/18      Agy           71          19
   First Boston
    Mortgage Corp.
    Series 87-B2 IO
      8.985%, 4/25/17    AAA          170          39
---------------------------------------------------------
GROUP TOTAL                                        58
---------------------------------------------------------



                     **RATINGS          FACE
                     (STANDARD        AMOUNT       VALUE
                     & POOR'S)         (000)      (000)*
---------------------------------------------------------
U.S. TREASURY SECURITIES (12.2%)
   U.S. Treasury Bonds
      7.875%, 2/15/21    Tsy       $ 112,295  $  128,771
      8.75%, 8/15/20     Tsy          38,175      47,731
---------------------------------------------------------
GROUP TOTAL                                      176,502
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $1,439,130)                                  1,459,365
---------------------------------------------------------
CASH EQUIVALENTS (22.5%)
---------------------------------------------------------
COMMERCIAL PAPER (17.4%)
   Barclays U.S. Funding
      5.74%, 10/30/95                 18,000      17,917
   Beneficial Corp.
      5.73%, 11/13/95                 18,000      17,877
   E.I. du Pont de Nemours &
    Co.
      5.69%, 10/24/95                 18,000      17,935
   Ford Motor Credit Corp.
      5.74%, 10/26/95                 18,000      17,928
   General Electric Capital
    Corp.
      5.74%, 10/12/95                 18,000      17,968
   Household Finance Corp.
      5.73%, 10/16/95                 18,000      17,957
   McDonald's Corp.
      5.72%, 10/11/95                 18,000      17,971
   National Rural Utilities
      5.71%, 11/9/95                  18,000      17,889
   Prudential Funding Corp.
      5.74%, 11/7/95                  18,000      17,894
   Raytheon Co.
      5.79%, 10/3/95                  18,000      17,994
   R.R. Donnelley & Sons Co.
      5.80%, 10/6/95                  18,000      17,986
   U.S. West, Inc.
      5.71%, 11/7/95                  18,000      17,894
   Weyerhaeuser Mortgage Co.
      5.70%, 11/1/95                  18,000      17,912
   Xerox Corp.
      5.70%, 11/6/95                  18,000      17,897
---------------------------------------------------------
GROUP TOTAL                                      251,019
---------------------------------------------------------
REPURCHASE AGREEMENT (5.1%)
   Chase Manhattan Bank, N.A.
     6.20%, dated 9/29/95, due
     10/2/95, to be
     repurchased at $73,160,
     collateralized by $73,438
     of various U.S.
     Government and Agency
     Obligations, due 10/3/95-
     7/7/97, valued at $73,851
     (Cost $73,122)                   73,122      73,122
---------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $324,141)           324,141
---------------------------------------------------------
TOTAL INVESTMENTS (123.6%) (Cost $1,763,271)   1,783,506
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


ADVISORY MORTGAGE
PORTFOLIO

                                              VALUE
(CONT'D)                                      (000)*
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-23.6%)
   Cash                                    $        1
   Interest Receivable                          9,410
   Receivable for Investments Sold                915
   Receivable from Investment Adviser             453
   Payable for Fund Shares Redeemed            (1,350)
   Payable for Investments Purchased         (327,404)
   Payable for Administrative Fees                (95)
   Payable for Daily Variation on Futures
    Contracts                                    (731)
   Written Interest Rate Floors at Value      (20,962)
   Other Liabilities                             (705)
                                           ----------
                                             (340,468)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
   Applicable to 138,661,662 outstanding shares of
   beneficial interest (unlimited authorization, no
   par value)                              $1,443,038
---------------------------------------------------------
NET ASSET VALUE PER SHARE                  $    10.41
---------------------------------------------------------
sec.   Restricted Security-Total cost of
        restricted securities at September 30,
        1995 amounted to $62,635. Total market
        value of restricted securities owned at
        September 30, 1995 was $64,190 or 4.4% of
        net assets.
*      See Note A1 to Financial Statements.
**     Ratings are unaudited.
/+/    A portion of these securities was pledged
        to cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating.
        Security is not rated by Standard &
        Poor's Corporation.
++     Fitch rating. Security is not rated by
        Standard & Poor's Corporation or Moody's
        Investor Service, Inc.
/ /    Securities purchased with proceeds from
        written floors. See Note A6 to Financial
        Statements.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1995.
(+)    144A security. Certain conditions for
        public sale may exist.
(-)    Security is subject to delayed delivery.
        See Note A8 to Financial statements.
Inv Fl Inverse Floating Rate-Interest rate
        fluctuates with an inverse relationship
        to an associated interest rate. Indicated
        rate is the effective rate at September
        30, 1995.
IO     Interest Only.
N/R    Not rated by either Moody's Investor
        Service, Inc. or Standard & Poor's
        Corporation.
CMO    Collateralized Mortgage Obligation.
PAC    Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
TBA    Security is subject to delayed delivery.
        See Note A8 to Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

                    ADVISORY FOREIGN FIXED INCOME PORTFOLIO

The Advisory Foreign Fixed Income Portfolio is used as a vehicle for making opportunistic foreign-bond investments in fixed-income portfolios for private advisory clients of Miller Anderson & Sherrerd. This strategy concentrates on purchasing those foreign bonds which represent better long-term values than U.S. alternatives.

All securities in the Portfolio have a credit quality of A or better. Derivatives may be used to represent country investments or pursue portfolio strategy.

During the past year, the U.S. bond market has been one of the best performing fixed-income markets in the world and the foreign investments in the fund tended to lag U.S. alternatives. As most of the foreign-exchange exposures in the Portfolio were hedged, the Portfolio did not benefit significantly from the depreciation of the dollar during the first half of 1995. Real interest rates abroad, however, remain high and foreign yield curves remain relatively steep -- suggesting that many of these markets now represent better values than U.S. bonds.

Because the Portfolio is managed as a component of a diversified portfolio, investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this Report to comply with Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Miller Anderson &
                                   Sherrerd.

            INVESTMENT RESULTS
     GROWTH OF A $1 MILLION INVESTMENT
            SINCE INCEPTION

     Measurement Period
    (Fiscal Year Covered)            mas           salomon
10/7/94                                  1000            1000
12/31/94                                 1017            1007
3/31/95                                  1037            1658
6/30/95                                  1083            1123

9/30/95                                  1121            1144

                                                        TOTAL RETURN

                                                       ENDED 9/30/95

                                                                   MAS ADVISORY   SALOMON BROAD
                                                                     FOREIGN          INDEX

                                                                   ----------------------------
                                           SINCE INCEPTION*        12.12%         14.44%

                                           MAS FUNDS RETURNS ARE NET OF ALL
                                           FEES. RETURNS REPRESENT PAST
                                           PERFORMANCE AND ARE NOT INDICATIVE
                                           OF FUTURE RESULTS.

                                           THE INVESTMENT RETURN AND
                                           PRINCIPAL VALUE OF AN INVESTMENT
                                           WILL FLUCTUATE SO THAT AN
                                           INVESTOR'S SHARES, WHEN REDEEMED,
                                           MAY BE WORTH EITHER MORE OR LESS
                                           THAN THEIR ORIGINAL COST.

                                           UNTIL FURTHER NOTICE, THE ADVISOR
                                           HAS VOLUNTARILY AGREED TO WAIVE
                                           ITS ADVISORY FEES AND REIMBURSE
                                           CERTAIN EXPENSES TO THE EXTENT
                                           NECESSARY, IF ANY, TO KEEP TOTAL
                                           ANNUAL OPERATING EXPENSES FOR THE
                                           ADVISORY FOREIGN FIXED INCOME
                                           PORTFOLIO FROM EXCEEDING 0.15% OF
                                           AVERAGE DAILY NET ASSETS.

                                           *RETURNS SINCE INCEPTION ON
                                           10/7/94 TO 9/30/95 FOR THE
                                           ADVISORY FOREIGN FIXED INCOME
                                           PORTFOLIO ARE COMPARED TO THE
                                           SALOMON BROAD INDEX, AN UNMANAGED
                                           MARKET INDEX.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

ADVISORY FOREIGN FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (64.8%)
--------------------------------------------------------

                     **RATINGS    FACE
                     (STANDARD    AMOUNT       VALUE
SEPTEMBER 30, 1995   & POOR'S)    (000)        (000)*
--------------------------------------------------------
CANADIAN DOLLAR (8.9%)
   Government of Canada
      6.50%, 6/1/04      AA+  C $ 31,825     $ 21,709
  /+/ 8.50%, 4/1/02      AA+      33,400       26,064
--------------------------------------------------------
GROUP TOTAL                                    47,773
--------------------------------------------------------
DANISH KRONE (10.5%)
   Kingdom of Denmark
      9.00%, 11/15/00    AAA  DK 291,100       56,329
--------------------------------------------------------
EUROPEAN CURRENCY UNIT (3.6%)
   United Kingdom
      9.125%, 2/21/01    AAA  ECU 13,895       19,367
--------------------------------------------------------
FRENCH FRANC (22.1%)
   Caisse Refinance
    Hypothecaire
      8.50%, 3/5/99      AAA  FF 55,000        11,746
   Credit Foncier
      9.20%, 1/2/00      AA-     52,000        11,406
   Government of France
    O.A.T.
      8.50%, 10/25/19    AAA    252,000        53,599
  /+/ 8.50%,
       4/25/23           AAA    196,640        41,745
--------------------------------------------------------
GROUP TOTAL                                   118,496
--------------------------------------------------------
GERMAN MARK (8.5%)
   Treuhandanstalt
  /+/ 7.125%,1/29/03     AAA  DM 11,365         8,251
      7.75%, 10/1/02     AAA     50,000        37,606
--------------------------------------------------------
GROUP TOTAL                                    45,857
--------------------------------------------------------
NETHERLANDS GUILDER (4.3%)
   Netherlands Government
      6.50%, 4/15/03     AAA  NG 23,580        14,837
      8.50%, 3/15/01     AAA     12,000         8,357
--------------------------------------------------------
GROUP TOTAL                                    23,194
--------------------------------------------------------
U.S. DOLLAR (6.9%)
   ## Bank of Hawaii, Honolulu
      5.988%, 11/25/96   A     $  2,000         2,001
   ## Caterpillar Financial
    Services
      6.125%, 1/30/96    A-       5,000         5,001
   ## Chemical Bank
      6.00%, 7/15/96     A        5,000         5,005
   ## Dean Witter
    Discover & Co.
      6.00%, 1/3/97      A        5,000         5,002

                     ++RATING      FACE
                     (STANDARD    AMOUNT        VALUE
                     & POOR'S)     (000)        (000)+
--------------------------------------------------------
   ## Ford Motor Credit Corp.
      6.055%, 10/21/97   A+      $5,000      $  5,003
   ## John Deere Capital Corp.
      6.095%, 7/22/96    A        5,000         5,007
   ## NationsBank Corp.
      5.875%, 11/18/96   A        3,000         3,000
   ## Province of Quebec
      6.058%, 9/14/97    AA+      3,500         3,497
   ## World Savings & Loan
    Association
      6.063%, 2/24/97    A+       3,500         3,502
--------------------------------------------------------
GROUP TOTAL                                    37,018
--------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $332,689) 348,034
--------------------------------------------------------
CASH EQUIVALENTS (29.1%)
--------------------------------------------------------
COMMERCIAL PAPER (16.6%)
   Aon Corp.
      5.73%, 10/16/95             6,200         6,185
   Beneficial Corp.
      5.72%, 11/2/95              5,500         5,472
   Barclays U.S. Funding
      5.74%, 10/30/95             5,500         5,475
   Chevron Oil Finance Co.
      5.81%, 10/27/95             5,500         5,477
   Commercial Credit Co.
      5.70%, 11/10/95             5,500         5,465
   E.I. du Pont de
    Nemours & Co.
      5.71%, 10/25/95             6,275         6,251
   General Mills, Inc.
      5.69%, 10/20/95             5,500         5,483
   Heller Financial, Inc.
      5.71%, 11/3/95              5,500         5,471
   Household Finance Corp.
      5.71%, 11/10/95             5,500         5,465
   Motorola Credit Corp.
      5.85%, 10/16/95             5,500         5,487
   Norwest Financial, Inc.
      5.70%, 11/2/95              5,500         5,472
   Prudential Funding Co.
      5.72%, 11/10/95             5,500         5,465
   Philip Morris, Inc.
      5.71%, 10/18/95             5,500         5,485
   Raytheon Co.
      5.73%, 10/5/95              5,500         5,497
   Warner-Lambert Co.
      5.75%, 10/6/95              5,500         5,496
   Xerox Corp.
      5.73%, 10/20/95             5,500         5,483
--------------------------------------------------------
GROUP TOTAL                                    89,129
--------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                                     FACE
                                   AMOUNT     VALUE
                                    (000)    (000)*
--------------------------------------------------------
REPURCHASE AGREEMENTS (12.5%)
   Chase Manhattan Bank N.A.
    6.20%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $22,398, collateralized
    by $22,481 of various U.S.
    Government and Agency
    Obligations, due 10/3/95-
    7/7/97, valued at $22,608
    (Cost $22,386)                $22,386  $ 22,386
   Goldman Sachs Co.
    6.00%, dated 9/29/95, due
    10/2/95, to be repurchased
    at $22,397, collateralized
    by $17,742 of U.S. Treasury
    Bonds 9.25%, due
    2/15/16, valued at $23,007
    (Cost $22,386)                 22,386    22,386
   Lehman Brothers 6.10%,
    dated 9/29/95, due 10/2/95,
    to be repurchased at
    $22,397, collateralized
    by $22,062 of various U.S.
    Treasury Notes 4.75%-
    7.875%, due 8/31/98-
    11/15/99, valued at $22,948
    (Cost $22,386)                 22,386    22,386
--------------------------------------------------------
GROUP TOTAL                                  67,158
--------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $156,287)      156,287
--------------------------------------------------------
TOTAL INVESTMENTS (93.9%) (Cost $488,976)   504,321
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (6.1%)
   Cash                                           3
   Interest Receivable                       17,700
   Receivable for Investments Sold            6,867
   Receivable from Investment Adviser            21
   Receivable for Daily Variation on
    Futures Contracts                         3,578
   Unrealized Gain on Forward Foreign
    Currency Contracts                        4,904
   Payable for Administrative Fees             (38)
   Other Liabilities                          (223)
                                           --------
                                             32,812
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
   Applicable to 49,723,073 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)            $537,133
--------------------------------------------------------
NET ASSET VALUE PER SHARE                  $  10.80
--------------------------------------------------------
*     See Note A1 to Financial Statements.
**    Ratings are unaudited.
/+/   A portion of these securities was pledged to cover
       margin requirements for futures contracts.
##    Variable or floating rate securities-rate disclosed
       is as of September 30, 1995.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                      ADVISORY
                                                                      FOREIGN                    ADVISORY
                                                                      FIXED INCOME               MORTGAGE
                                                                      PORTFOLIO                  PORTFOLIO
                                                                      ----------------------------------------------------
                                                                              OCTOBER 7,                 APRIL 12,
                                                                               1994** TO                 1995** TO
                                                                           SEPTEMBER 30,             SEPTEMBER 30,
(In Thousands)                                                                      1995                      1995
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest+                                                                   $ 33,020                  $ 31,028
--------------------------------------------------------------------------------------------------------------------------
       Total Income                                                               33,020                    31,028
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                              $ 1,631                    $ 1,711
    Less: Waived Fees                                                  (1,631)        --          (1,711)       --
    Administrative Fee--Note C                                                       357                       374
    Custodian Fee                                                                    165                        86
    Filing and Registration Fees                                                     157                       440
    Reimbursement from Investment Adviser                                            (20)                     (522)
    Other Expenses                                                                    53                        66
--------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                712                       444
--------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note F                                                           (59)                      (79)
--------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                                  653                       365
--------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                                                   32,367                    30,663
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                          3,381                     2,079
    Foreign Currency Transactions                                                (10,878)                       --
    Futures and Written Floors                                                       637                    (1,408)
--------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                                   (6,860)                      671
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)--Note D
    Investment Securities                                                         15,345                    20,235
    Foreign Currency Transactions                                                  4,856                        --
    Futures, Written Floors and Swaps                                              1,469                    (1,013)
--------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                                     21,670                    19,222
--------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                         14,810                    19,893
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $47,177                   $50,556
--------------------------------------------------------------------------------------------------------------------------

** Commencement of Operations.
 + Net of $18 withholding tax for Advisory Foreign Fixed Income Portfolio

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                       ADVISORY
                                                                                        FOREIGN                       ADVISORY
                                                                                   FIXED INCOME                       MORTGAGE
                                                                                      PORTFOLIO                      PORTFOLIO
                                                                                  --------------------------------------------
                                                                                     OCTOBER 7,                      APRIL 12,
                                                                                      1994** TO                      1995** TO
                                                                                  SEPTEMBER 30,                  SEPTEMBER 30,
(In Thousands)                                                                             1995                           1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                                     $   32,367                    $     30,663
    Realized Net Gain (Loss)                                                      (6,860)                            671
    Change in Unrealized Appreciation (Depreciation)--Note D                      21,670                          19,222
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                                47,177                          50,556
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS--Note A:
    Net Investment Income                                                        (14,709)                        (21,968)
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                                       (14,709)                        (21,968)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
    Issued                                                                       666,544                       1,479,265
    In Lieu of Cash Distributions                                                  9,187                          15,811
    Redeemed                                                                    (171,066)                        (80,626)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share Transactions                   504,665                       1,414,450
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                    537,133                       1,443,038
NET ASSETS:
    Beginning of Period                                                               --                              --
                                                                              ------------------------------------------------
    END OF PERIOD (2)                                                         $  537,133                    $  1,443,038
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
    Shares Issued                                                                 65,358                         144,912
    In Lieu of Cash Distributions                                                    910                           1,535
    Shares Redeemed                                                              (16,545)                         (7,785)
                                                                              ------------------------------------------------
                                                                                  49,723                         138,662
------------------------------------------------------------------------------------------------------------------------------
(2) Net Assets Consist of:
    Paid in Capital                                                           $  504,665                    $  1,414,450
    Undistributed (Overdistributed) Net Investment Income                          7,214                           8,695
    Undistributed (Overdistributed) Realized Net Gain (Loss)                       3,584                             671
    Unrealized Appreciation (Depreciation) on:
         Investment Securities                                                    15,345                          20,235
         Foreign Currency Transactions                                             4,856                              --
         Futures and Written Floors                                                1,469                          (1,013)
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                              $  537,133                    $  1,443,038
------------------------------------------------------------------------------------------------------------------------------

** Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout The Period


                                                                                       ADVISORY
                                                                                        FOREIGN                       ADVISORY
                                                                                   FIXED INCOME                       MORTGAGE
                                                                                      PORTFOLIO                      PORTFOLIO
                                                                                  --------------------------------------------
                                                                                     OCTOBER 7,                      APRIL 12,
                                                                                      1994** TO                      1995** TO
                                                                                  SEPTEMBER 30,                  SEPTEMBER 30,
                                                                                           1995                           1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $  10.00                      $    10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                          0.74                            0.25
    Net Realized and Unrealized Gain (Loss) on Investments                         0.44                            0.35
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                   1.18                            0.60
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         (0.38)                          (0.19)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                               (0.38)                          (0.19)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $  10.80                      $    10.41
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     12.12%                           6.03%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                      $537,133                      $1,443,038
    Ratio of Expenses to Average Net Assets ##                                    0.16%*++                        0.10%*++
    Ratio of Net Investment Income to Average Net Assets                          7.44%*                          6.72%*
    Portfolio Turnover Rate                                                         96%                            110%
------------------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Commencement of Operations.
++ Advisory Foreign Fixed Income Portfolio expense ratio is net of voluntarily waived and reimbursed expenses of 0.38%* for the period ended September 30, 1995. Advisory Mortgage Portfolio expense ratio is net of voluntarily waived and reimbursed expenses of 0.49%* for the period ended September 30, 1995.
## The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.15%* and 0.08%*, respectively, for the Advisory Foreign Fixed Income Portfolio and the Advisory Mortgage Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. Advisory Foreign Fixed Income Portfolio and Advisory Mortgage Portfolio, each referred to as a "Portfolio", commenced operations on October 7, 1994 and April 12, 1995, respectively. At September 30, 1995, the Fund was comprised of twenty-five active portfolios. The financial statements of the remaining portfolios are presented separately.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

1. SECURITY VALUATION: Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed income securities not priced in this manner are valued at the most recent quoted bid price or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales prices. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods approved by the Board of Trustees.

   Each Portfolio may invest up to 15% of its net assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities").

2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Undistributed net investment income and undistributed gain (loss) for the Advisory Foreign Fixed Income Portfolio have been adjusted for permanent book-tax differences.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio may transfer its uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. FUTURES: Futures contracts (secured by securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Futures contracts may be used by the Portfolios in order to hedge against unfavorable changes in value of securities or to attempt to realize profits from the value of the underlying securities. Futures contracts involve market risk in excess of the amount recognized in the statement of net assets. Risks arise from the possible movements in security values underlying these instruments. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: The Portfolios can enter into swap agreements to exchange the return generated by one instrument for the return generated by another instrument.

   Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation (depreciation) in the Statement of Operations.

   Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment, respectively, to the counterparty. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation (depreciation) in the Statement of Operations. Periodic payments received or made at the end of each measurement period and prior to the termination of the swap, are recorded as realized gain or loss in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or any favorable movements in the value of the underlying security at the date of default.

6. WRITTEN INTEREST RATE FLOOR AGREEMENTS: A Portfolio will utilize written interest rate floors to protect itself against fluctuations in interest rates. When a Portfolio writes an interest rate floor, it agrees to make periodic interest payments based on a notional principal amount to the extent that a specified interest index falls below a specific interest rate in exchange for the premium received. When a Portfolio writes an interest rate floor the premium received by the Portfolio is recorded as a liability and is amortized to interest income over the life of the agreement. Interest rate floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as reductions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

   Because there is no organized market for these agreements, the value reported in the

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Entering into these agreements involves, to varying degrees, elements of interest rate and market risk in excess of the amount recognized in the Statement of Net Assets. Such risk involves the possibility that there is no liquid market for these agreements, and that there may be adverse changes in interest rates and unfavorable changes in the price of the security or index underlying these transactions.

7. FOREIGN EXCHANGE AND FORWARD FOREIGN CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

   A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The Advisory Foreign Fixed Income Portfolio may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation). Realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract (if any) at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

8. DELAYED DELIVERY COMMITMENTS: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid, high-grade debt securities or cash is maintained in an amount at least equal to these commitments.

9. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Advisory Foreign Fixed Income Portfolio and the Advisory Mortgage Portfolio will normally distribute substantially all of their net investment income to shareholders in the form of quarterly and monthly dividends, respectively. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a portfolio. Expenses which can not be directly attributed are apportioned among the portfolios on the basis of their relative net assets. "Other Expenses", as presented in the Statement of Operations, are mainly comprised of registration and audit fees.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

B. INVESTMENT ADVISORY FEE: Under the terms of an Investment Advisory Agreement, the Portfolios pay Miller Anderson & Sherrerd, LLP ("MAS" or "the Adviser") for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate of 0.375% of the Portfolio's average daily net assets for the quarter.

Until further notice, MAS has voluntarily agreed to waive its advisory fees.

On June 29, 1995, Miller Anderson & Sherrerd, LLP announced that it had agreed to be acquired by Morgan Stanley Asset Management Holdings, Inc. (an indirect wholly owned subsidiary of Morgan Stanley Group, Inc.) either alone or together with one or more affiliates. In accordance with the provisions of the Investment Company Act of 1940, as amended, on October 6, 1995, the shareholders of MAS Funds, by affirmative vote of the majority of the outstanding shares of each Portfolio of the Fund, approved a new Investment Advisory Agreement between the Fund and the restructured MAS effective upon the completion of the transaction. The acquisition is scheduled to be completed on or about November 30, 1995.

C. ADMINISTRATION FEE: MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee accrued daily and payable monthly, of 0.08% of each of the Portfolios of the Fund's average daily net assets. This fee and various miscellaneous administrative expenses not included in this fee, such as payments to security pricing vendors, are included as Administrative Fees in the Statement of Operations of each Portfolio. Effective September 1, 1995, Chase Global Funds Services Company, (until September 1, 1995, known as Mutual Funds Service Company), serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS.

D. PORTFOLIO INVESTMENT ACTIVITY:

1. PURCHASES AND SALES OF SECURITIES. For the period ended September 30, 1995, purchases and sales of investment securities other than short-term investments were:

                                              (000)
                                    -------------------------
Portfolio                           Purchases        Sales
-------------------------------------------------------------

Advisory Foreign
  Fixed Income                      $  647,412     $  318,614
Advisory Mortgage                    2,587,656      1,147,517

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION). At September 30, 1995, cost and unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                         (000)
                    -----------------------------------------------
Portfolio              Cost     Appreciation  Depreciation    Net
-------------------------------------------------------------------

Advisory Foreign
  Fixed Income      $  488,976    $ 16,353      $ (1,008)   $15,345
Advisory Mortgage    1,763,321      20,977          (792)    20,185

3. FORWARD FOREIGN CURRENCY CONTRACTS. Under the terms of the forward foreign currency contracts open at September 30, 1995, the Advisory Foreign Fixed Income Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                       (000)
           --------------------------------------------------------------
           Currency      In                                Net Unrealized
             to       Exchange    Settlement                Appreciation
           Deliver      For          Date        Value     (Depreciation)
           -------   ----------   ----------   ---------   --------------
Purchases
   US$      16,761    DM 24,330    10/24/95    US$17,047       US$  286
            17,323    DM 25,250     11/6/95       17,707            384
            22,635   SK 166,305    11/22/95       23,893          1,258
             3,464    FF 16,990    12/27/95        3,447            (17)
                                                            -----------
                                                              US$ 1,911
                                                            -----------
Sales
   FF       16,990    US$ 3,466     10/4/95    US$ 3,451       US$   15
   DM        4,879        3,434     10/4/95        3,415             19
   NG       37,732       24,283    10/10/95       23,603            680
   FF      155,140       32,009    10/11/95       31,509            500
   DK        3,925          717    10/18/95          708              9
   DM       93,550       68,012    10/24/95       65,561          2,451
   DM       56,340       40,885     11/6/95       39,508          1,377
   DM       43,130       30,642     11/9/95       30,249            393
   FF      251,740       50,997    11/17/95       51,102           (105)
   FF       36,100        7,305    11/17/95        7,328            (23)
   SK      166,305       22,462    11/22/95       23,893         (1,431)
   DK       49,170        8,598    11/22/95        8,880           (282)
   C$       60,560       44,700     12/5/95       45,023           (323)
   FF       37,525        7,437     12/7/95        7,615           (178)
   ECU       1,420        1,817    12/12/95        1,840            (23)
   FF      170,675       34,543    12/27/95       34,629            (86)
                                                            -----------
                                                              US$ 2,993
                                                            -----------
                                                     NET      US$ 4,904
                                                            -----------
             C$    --    Canadian Dollar
             DK    --    Danish Krone
             ECU   --    European Currency Unit
             FF    --    French Franc
             DM    --    German Mark
             NG    --    Netherlands Guilder
             SK    --    Swedish Krona

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. FUTURES CONTRACTS. At September 30, 1995, the Portfolios had the following futures contracts open:

                                  Initial                    Unrealized
                                 Aggregate                 Appreciation/
                    Number of   Face Value    Expiration   (Depreciation)
                    Contracts      (000)         Date          (000)
                    ---------   -----------   ----------   --------------
Purchases:
 ADVISORY FOREIGN
   FIXED INCOME
  Canada 10 yr.
    Government
    Bond                875      C$  90,867     Dec-95         US$2,340

  French 10 yr.
   Government Bond      736      FF 428,175     Dec-95             (908)

  German 10 yr.
   Government Bond      275      DM  65,446     Dec-95               37

 ADVISORY MORTGAGE
  U.S. Treasury
   Long Bond            375      US$ 42,059     Dec-95              818

Sales:
 ADVISORY MORTGAGE
  90 day
   Eurodollar           308      US$ 72,223    Dec-95-             (175)
                                               Sept-98
  U.S. Treasury
   5 yr. Note           858      US$ 92,131    Dec-95                (3)

  U.S. Treasury 10
   yr. Note           1,205     US$ 132,588    Dec-95              (273)

             C$   --    Canadian Dollar
             FF   --    French Franc
             DM   --    German Mark

5. INTEREST RATE FLOOR AGREEMENTS. At September 30, 1995 the Advisory Mortgage Portfolio had the following open Written Amortizing Interest Rate Floor
   Agreements:

Notional
Amount                                                Value
 (000)                   Description                  (000)
------------------------------------------------------------
$ 1,940    Agreement with Barclays Bank plc          $   293
           terminating November 15, 2009, to pay
           9.60% minus 1 month LIBOR on notional
           amount amortizing monthly as long as 1
           month LIBOR is below 9.60%. (Amortized
           Premium $248)
    772    Agreement with Bankers Trust Company          114
           terminating on September 15, 2009 to pay
           9.45% minus 1 month LIBOR on notional
           amount amortizing monthly as long as 1
           month LIBOR is below 9.45%. (Amortized
           Premium $108)
  1,542    Agreement with Bankers Trust Company          146
           terminating on November 1, 1999 to pay
           9.25% minus 1 month COFI on notional
           amount amortizing monthly as long as 1
           month COFI is below 9.25%. (Amortized
           Premium $134)
 24,850    Agreement with Morgan Guaranty Trust        2,992
           Company of New York terminating on July
           15, 2005 to pay 9.00% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 9.00%. (Amortized Premium $2,675)

Notional
Amount                                                Value
 (000)                   Description                  (000)
------------------------------------------------------------

$14,400    Agreement with Morgan Guaranty Trust      $ 1,506
           Company of New York terminating on
           February 25, 2000 to pay 8.61% minus 1
           month LIBOR on notional amount as long
           as 1 month LIBOR is below 8.61%.
           (Amortized Premium $1,643)
  2,623    Agreement with Bankers Trust Company          187
           terminating on November 25, 1999 to pay
           8.25% minus 1 month COFI on notional
           amount amortizing monthly as long as 1
           month COFI is below 8.25% (Amortized
           Premium $164)
 46,883    Agreement with Bankers Trust Company        4,388
           terminating on June 25, 2005 to pay
           8.10% minus 1 month LIBOR on notional
           amount amortizing monthly as long as 1
           month LIBOR is below 8.10%. (Amortized
           Premium $3,426)
 95,030    Agreement with Morgan Guaranty Trust        5,265
           Company of New York terminating on June
           15, 2005 to pay 8.00% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.00%. (Amortized Premium $5,921)
 25,723    Agreement with Morgan Guaranty Trust        2,307
           Company of New York terminating on May
           15, 2008 to pay 8.00% minus 1 month
           LIBOR on notional amount amortizing
           monthly as long as 1 month LIBOR is
           below 8.00%. (Amortized Premium $1,698)
 19,440    Agreement with Bankers Trust Company        3,764
           terminating on February 15, 2015 to pay
           7.80% minus 1 month LIBOR on notional
           amount amortizing monthly as long as 1
           month LIBOR is below 7.80%. (Amortized
           Premium $3,565)
                                                     -------
                                                     $20,962
                                                      ------

E. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 1995, the Advisory Foreign Fixed Income Portfolio may elect to defer losses occurring between November 1, 1994 and September 30, 1995 in the amount of $1,323,000.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

F. EXPENSE OFFSETS: Custodian Fees have been adjusted to include expense offsets for custodian balance credits of $59,000 and $79,000 for the Advisory Foreign Fixed Income and the Advisory Mortgage Portfolios, respectively.

G. OTHER. At September 30, 1995, the Advisory Foreign Fixed Income Portfolio's net assets were substantially comprised of foreign currency denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

At September 30, 1995 the Advisory Foreign Fixed Income Portfolio had one shareholder with an aggregate percentage of ownership of 10% or greater.

--------------------------------------------------------------------------------

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
MAS Funds

In our opinion, the accompanying statements of net assets (excluding Standard & Poor's ratings) and the related statements of operations and of changes in net assets and the selected per share data and ratios present fairly, in all material respects, the financial position of the Advisory Foreign Fixed Income Portfolio and the Advisory Mortgage Portfolio, each a portfolio of the MAS Funds (hereafter referred to as the "Fund"), at September 30, 1995, and the results of their operations, the changes in their net assets and their selected per share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodians and brokers and the application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
November 21, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING: (UNAUDITED)

At a special shareholder meeting held on February 21, 1995, shareholders of the MAS Advisory Mortgage Portfolio voted on the following proposal.

                                                                   VOTED    VOTED    ABSTAIN
                                                                    FOR    AGAINST    VOTES
                                                                   -----   -------   -------
1. To amend the investment objective of the Advisory Mortgage
   Portfolio.                                                        10       0         0
                                                                   ======  =======   ========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PRINTED IN U.S.A.

      THIS REPORT HAS BEEN PREPARED FOR
      SHAREHOLDERS AND MAY BE DISTRIBUTED TO
      OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A
      CURRENT PROSPECTUS.

      MILLER ANDERSON & SHERRERD, LLP

      INVESTMENT ADVISER (610) 940-5000

      MAS FUNDS (800) 354-8185

              ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899